                                              Registration No. 33-27958/811-5797

              As Filed with the Securities and Exchange Commission
                           on October 17, 1996

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             --------------------

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                /X /
                                                                        --

         Post-Effective Amendment No. 24                               /X /
                                                                        --
                                     and/or

REGISTRATION STATEMENT UNDER THE
     INVESTMENT COMPANY ACT OF 1940                                    /X /
                                                                        --

         Amendment No. 26                                              /X /
                                                                        --
                             NORTH AMERICAN FUNDS
              (Exact Name of Registrant as Specified in Charter)

                             116 Huntington Avenue
                          Boston, Massachusetts 02116
                                (617) 266-6004
                   (Address of Principal Executive Offices)

                    Name and Address of Agent for Service:

                           James D. Gallagher, Esq.
                                General Counsel
                            North American Security
                            Life Insurance Company
                             116 Huntington Avenue
                               Boston, MA 02116

                                  Copies to:

      J. Sumner Jones, Esq.                          Sarah E. Cogan, Esq.
      Jones & Blouch L.L.P.                      Simpson Thatcher & Bartlett
1025 Thomas Jefferson Street, N.W.                   425 Lexington Avenue
        Suite 405 West                             New York, New York 10017
      Washington, DC 20007

      It is proposed that this filing will become effective December 31, 1996 pursuant to paragraph (a)(2) of Rule 485.

Registrant has heretofore registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 and filed its Rule 24f-2 Notice for the fiscal year ended October 31, 1995 on December 26, 1995.

                             NORTH AMERICAN FUNDS

                           CROSS REFERENCE TO ITEMS
                            REQUIRED BY RULE 404(a)



N-1A Item of Part A              Caption in Prospectus
-------------------              ---------------------

                  1.            Cover Page

                  2.            Summary

                  3. Financial Highlights; General Information - Performance Information

                  4. General Information - Organization of the Fund; Investment Portfolios; Risk Factors

                  5. Management of the Fund; General Information-Custodian and Transfer and Dividend Disbursing Agent

                  5A.           Not Applicable

                  6. Multiple Pricing System; General Information-Dividends and Distributions;General
                                Information-Taxes; Shareholder Services-
                                Shareholder Inquiries

                  7.            Multiple Pricing System; Shareholder Services;
                                Purchase of Shares

                  8. Multiple Pricing System; Shareholder Services-Redemption of Shares, and General Methods of Redeeming Shares; Purchase of Shares

                  9.            Not Applicable

                              NORTH AMERICAN FUNDS
               116 Huntington Avenue, Boston, Massachusetts 02116
                                 (800) 872-8037

     North American Funds (the "Fund") is an open-end, diversified management investment company (mutual fund) providing a range of investment options through thirty-two separate investment portfolios (the "Portfolios"), each of which has a specific investment objective. This Prospectus relates to the following portfolios of the Fund:

     PACIFIC RIM EMERGING MARKETS FUND       EQUITY-INCOME FUND

     SCIENCE & TECHNOLOGY FUND               REAL ESTATE SECURITIES FUND

     INTERNATIONAL SMALL CAP FUND            BALANCED FUND

     EMERGING GROWTH FUND                    HIGH YIELD FUND

     PILGRIM BAXTER GROWTH FUND              STRATEGIC INCOME FUND

     SMALL/MID CAP FUND                      GLOBAL GOVERNMENT BOND FUND

     INTERNATIONAL STOCK FUND.               CAPITAL GROWTH BOND FUND

     WORLDWIDE GROWTH FUND                   INVESTMENT QUALITY BOND FUND

     GLOBAL EQUITY FUND                      NATIONAL MUNICIPAL BOND FUND

     GROWTH EQUITY FUND                      U.S. GOVERNMENT SECURITIES FUND

     COMMON STOCK FUND                       MONEY MARKET FUND

     EQUITY INDEX FUND                       CONSERVATIVE LIFESTYLE FUND

     BLUE CHIP GROWTH FUND                   MODERATE LIFESTYLE FUND

     VALUE FUND                              BALANCED LIFESTYLE FUND

     INTERNATIONAL GROWTH AND INCOME         GROWTH LIFESTYLE FUND
           FUND
                                             AGGRESSIVE LIFESTYLE FUND
     GROWTH AND INCOME FUND

     The investment objectives and certain policies of each Portfolio are set forth on the inside front cover. There can be no assurance that any Portfolio will achieve its investment objective and each of the Portfolios may employ certain investment practices which involve special risk considerations. See also the discussion of "RISK FACTORS" in this Prospectus. In pursuing their investment objectives, the Strategic Income and High Yield Funds reserve the right to invest without limitation, and the Investment Quality Bond and Equity-Income Funds may invest up to 20% and 10%, respectively, of their assets, in high yield/high risk securities, commonly known as "junk bonds." Investments of this type involve comparatively greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities. Although the Strategic Income Fund's Subadviser has the ability to invest up to 100% of the Portfolio's assets in lower-rated securities, the Portfolio's Subadviser does not anticipate investing in excess of 75% of the Portfolio's assets in such securities. Purchasers should carefully assess the risks associated with an investment in the Strategic Income Fund. See "RISK FACTORS--High Yield/High Risk Securities." An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Money Market Fund will be able to maintain a stable net asset value of $1.00 per share. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

     This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before making an investment decision. Investors are encouraged to read this Prospectus and to retain it for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing the Fund at the above address or calling (800) 872-8037 and requesting the "Statement of Additional Information for North American Funds", dated the date of this Prospectus (hereinafter "Statement of Additional Information"). The Statement of Additional Information is incorporated by reference into this Prospectus. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               The date of this Prospectus is December 31, 1996.

       The investment objectives and certain policies of each Portfolio are set forth below.

PACIFIC RIM EMERGING MARKETS FUND--The investment objective of the Pacific Rim Emerging Markets Fund is to achieve long-term growth of capital. MAC manages the Pacific Rim Emerging Markets Fund and seeks to achieve this investment objective by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.

SCIENCE & TECHNOLOGY FUND--The investment objective of the Science & Technology Fund is long-term growth of capital. Current income is incidental to the portfolio's objective. T. Rowe Price manages the Science & Technology Fund

INTERNATIONAL SMALL CAP FUND--The investment objective of the International Small Cap Fund is to seek long term capital appreciation. Founders manages the International Small Cap Fund and will pursue this objective by investing primarily in securities issued by foreign companies which have total market capitalizations or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.

EMERGING GROWTH FUND--The investment objective of the Emerging Growth Fund is maximum capital appreciation. Warburg manages the Emerging Growth Fund and will pursue this objective by investing primarily in a portfolio of equity securities of domestic companies. The Emerging Growth Fund ordinarily will invest at least 65% of its total assets in common stocks or warrants of emerging growth companies that represent attractive opportunities for maximum capital appreciation.

PILGRIM BAXTER GROWTH FUND--The investment objective of the Pilgrim Baxter Growth Fund is capital appreciation. PBHG manages the Pilgrim Baxter Growth Fund and seeks to achieve its objective by investing in companies believed by PBHG to have an outlook for strong earnings growth and the potential for significant capital appreciation.

SMALL/MID CAP FUND--The investment objective of the Small/Mid Cap Fund is to seek long term capital appreciation. Alger manages the Small/Mid Cap Fund and will pursue this objective by investing at least 65% of the portfolio's total assets (except during temporary defensive periods) in small/mid cap equity securities.

INTERNATIONAL STOCK FUND--The investment objective of the International Stock Fund is long-term growth of capital. Price-Fleming manages the International Stock Fund and seeks to attain this objective by investing primarily in common stocks of established, non-U.S. companies.

WORLDWIDE GROWTH FUND--The investment objective of the Worldwide Growth Fund is long-term growth of capital. Founders manages the Worldwide Growth Fund and seeks to attain this objective by normally investing at least 65% of its total assets in equity securities of growth companies in a variety of markets throughout the world.

GLOBAL EQUITY FUND--The investment objective of the Global Equity Fund (prior to October 1, 1996, the "Global Growth Fund") is long-term capital appreciation. Morgan Stanley manages the Global Equity Fund and intends to pursue this objective by investing primarily in a globally diversified portfolio of common stocks and securities convertible into or exercisable for common stocks.

GROWTH EQUITY FUND--The investment objective of the Growth Equity Fund is to seek long-term growth of capital. Founders manages the Growth Equity Fund and will pursue this objective by investing, under normal market conditions, at least 65% of its total assets in common stocks of well-established, high-quality growth companies that Founders believes have the potential to increase earnings faster than the rest of the market.

COMMON STOCK FUND--The investment objective of the Common Stock Fund is to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return. MAC manages the Common Stock Fund.

EQUITY INDEX FUND--The investment objective of the Equity Index Fund is to achieve investment results which approximate the total return of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. MAC manages the Equity Index Fund.

BLUE CHIP GROWTH FUND--The primary investment objective of the Blue Chip Growth Fund is to provide long-term growth of capital. Current income is a secondary objective, and many of the stocks in the portfolio are expected to pay dividends. T. Rowe Price manages the Blue Chip Growth Fund.

VALUE FUND--The investment objective of the Value Fund is to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. MAS manages the Value Fund and seeks to attain this objective by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.

INTERNATIONAL GROWTH AND INCOME FUND--The investment objective of the International Growth and Income Fund is to seek long-term growth of capital and income. The portfolio is designed for investors with a long-term investment horizon who want to take advantage of investment opportunities outside the United States.

GROWTH AND INCOME FUND--The investment objective of the Growth and Income Fund is to provide long-term growth of capital and income consistent with prudent investment risk. Wellington Management manages the Growth and Income Fund and seeks to achieve the Fund's objective by investing primarily in a diversified portfolio of common stocks of U.S. issuers which Wellington Management believes are of high quality.

EQUITY-INCOME FUND--The investment objective of the Equity-Income Fund (prior to December 31, 1996, the "Value Equity Fund") is to provide substantial dividend income and also long term capital appreciation. T. Rowe Price manages the Equity-Income Fund and seeks to attain this objective by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

REAL ESTATE SECURITIES FUND--The investment objective of the Real Estate Securities Fund is to achieve a combination of long-term capital appreciation and satisfactory current income by investing in real estate related equity and debt securities. MAC manages the Real Estate Securities Fund.

BALANCED FUND--The investment objective of the Balanced Fund (prior to October 1, 1996, the "Asset Allocation Fund") is current income and capital appreciation. Founders is the manager of the Balanced Fund and seeks to attain this objective by investing in a balanced portfolio of common stocks, U.S. and foreign government obligations and a variety of corporate fixed-income securities.

HIGH YIELD FUND--The investment objective of the High Yield Fund is to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. MAS manages the High Yield Fund and seeks to attain this objective by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

STRATEGIC INCOME FUND--The investment objective of the Strategic Income Fund is to seek a high level of total return consistent with preservation of capital. The Strategic Income Fund seeks to achieve its objective by giving its Subadviser, SBAM, broad discretion to deploy the Strategic Income Fund's assets among certain segments of the fixed-income market as SBAM believes will best contribute to the achievement of the portfolio's objective.

GLOBAL GOVERNMENT BOND FUND--The investment objective of the Global Government Bond Fund is to seek a high level of total return by placing primary emphasis on high current income and the preservation of capital. Oechsle International manages the Global Government Bond Fund and intends to pursue this objective by investing primarily in a selected global portfolio of high-quality, fixed-income securities of foreign and U.S. governmental entities and supranational issuers.

CAPITAL GROWTH BOND FUND--The investment objective of the Capital Growth Bond Fund is to achieve growth of capital with income as a secondary consideration. MAC manages the Capital Growth Bond Fund. The Capital Growth Bond Fund differs from most "bond" funds in that its primary objective is capital appreciation, not income.

INVESTMENT QUALITY BOND FUND--The investment objective of the Investment Quality Bond Fund is to provide a high level of current income consistent with the maintenance of principal and liquidity. Wellington Management manages the Investment Quality Bond Fund and seeks to achieve the Fund's objective by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities.


NATIONAL MUNICIPAL BOND FUND--The investment objective of the National Municipal Bond Fund is to achieve a high level of current income which is exempt from regular federal income taxes, consistent with the preservation of capital, by investing primarily in a portfolio of municipal obligations. The Portfolio will not invest in municipal obligations that are rated below investment grade at the time of purchase.

U.S. GOVERNMENT SECURITIES FUND--The investment objective of the U.S. Government Securities Fund is to obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. SBAM manages the U.S. Government Securities Fund and seeks to attain its objective by investing a substantial portion of its assets in debt obligations and mortgage backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

MONEY MARKET FUND--The investment objective of the Money Market Fund is to obtain maximum current income consistent with preservation of principal and liquidity. MAC manages the Money Market Fund and seeks to achieve this objective by investing in high quality, U.S. dollar denominated money market instruments.

CONSERVATIVE LIFESTYLE FUND--The investment objective of the Conservative Lifestyle Fund is to provide a high level of current income with some consideration also given to growth of capital. NASL Financial manages the Funds and seeks to achieve this objective by investing approximately 80% of the Lifestyle Fund's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.

MODERATE LIFESTYLE FUND--The investment objective of the Moderate Lifestyle Fund is to provide a balance between a high level of current income and growth of capital with a greater emphasis given to high income. NASL Financial manages the Fund and seeks to achieve this objective by investing approximately 60% of the Lifestyle Fund's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

BALANCED LIFESTYLE FUND--The investment objective of the Balanced Lifestyle Fund is to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth. NASL Financial manages the Fund and seeks to achieve this objective by investing approximately 40% of the Lifestyle Fund's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

GROWTH LIFESTYLE FUND--The investment objective of the Growth Lifestyle Fund is to provide long term growth of capital with consideration also given to current income. NASL Financial manages the Fund and seeks to achieve this objective by investing approximately 20% of the Lifestyle Fund's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

AGGRESSIVE LIFESTYLE FUND--The investment objective of the Aggressive Lifestyle Fund is to provide long term growth of capital. Current income is not a consideration. NASL Financial manages the Fund and seeks to achieve this objective by investing 100% of the Lifestyle Fund's assets in Underlying Portfolios which invest primarily in equity securities.

                               TABLE OF CONTENTS

SUMMARY
  The Fund....................................................
  Classes of Shares...........................................
  Fee Table and Example.......................................
FINANCIAL HIGHLIGHTS..........................................
MULTIPLE PRICING SYSTEM.......................................
INVESTMENT PORTFOLIOS.........................................
  Pacific Rim Emerging Markets Fund...........................
  Science & Technology Fund...................................
  International Small Cap Fund................................
  Emerging Growth Fund........................................
  Pilgrim Baxter Growth Fund..................................
  Small/Mid Cap Fund..........................................
  International Stock Fund....................................
  Worldwide Growth Fund.......................................
  Global Equity Fund (formerly, the Global Growth Fund).......
  Growth Equity Fund..........................................
  Common Stock Fund...........................................
  Equity Index Fund...........................................
  Blue Chip Growth Fund.......................................
  Value Fund..................................................
  International Growth and Income Fund........................
  Growth and Income Fund......................................
  Equity-Income Fund (formerly, the Value Equity; and.........
          prior thereto the Growth Fund)......................
  Real Estate Securities Fund.................................
  Balanced Fund (formerly, the Asset Allocation Fund).........
  High Yield Fund.............................................
  Strategic Income Fund.......................................
  Global Government Bond Fund.................................
  Capital Growth Bond Fund....................................
  Investment Quality Bond Fund................................
  National Municipal Bond Fund................................
  U.S. Government Securities Fund.............................
  Money Market Fund...........................................
  The Lifestyle Funds.........................................
RISK FACTORS..................................................
  Investment Restrictions Generally...........................
  High Yield/High Risk Securities.............................
  Foreign Securities..........................................
  Warrants....................................................
  Lending Portfolio Securities................................
  When-Issued Securities ("Forward Commitments")..............
  Hedging And Other Strategic Transactions....................
  Illiquid Securities.........................................
  Repurchase Agreements and Reverse Repurchase Agreements.....
  Mortgage Dollar Rolls.......................................
MANAGEMENT OF THE FUND........................................
  Advisory Arrangements.......................................
  Subadvisory Arrangements1...................................
  Fund Expenses...............................................
GENERAL INFORMATION...........................................
  Net Asset Value.............................................
  Dividends and Distributions.................................
  Taxes.......................................................
  National Municipal Bond Funds - Taxation....................
  Performance Information.....................................
  Organization of the Fund....................................
  Custodian and Transfer and Dividend.........................
  Disbursing Agents...........................................
  Independent Accountants.....................................
PURCHASE OF SHARES............................................
  Introduction................................................
  General Methods of Purchasing Shares........................
  Share Price.................................................
  Class A Shares..............................................
  Class B Shares..............................................
  Class C Shares..............................................
  Contingent Deferred Sales Charge............................
  Waiver of CDSC..............................................
  Other Dealer Compensation...................................
  Distribution Expenses.......................................
SHAREHOLDER SERVICES..........................................
  Automatic Investment Plan...................................
  Exchange Privilege..........................................
  Transfer of Shares..........................................
  Redemption of Shares........................................
  General Methods of Redeeming Shares.........................
  Reinstatement Privilege.....................................
Minimum Account Balance.......................................
  Redemption In Kind..........................................
Additional Shareholder Privileges.............................
  Automatic Investment Plan...................................
  Automatic Dividend Diversification (ADD)....................
  Systematic Investing........................................
  Systematic Withdrawal Plan..................................
  Checkwriting................................................
  Telephone Transactions......................................
  Certificates................................................
  How to Obtain Information on Your Investment................
APPENDIX I....................................................   A-1
APPENDIX II...................................................   A-4
APPENDIX III..................................................   A-

                                    SUMMARY

The Fund

       The Fund is an open-end, diversified, management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on September 28, 1988.

       NASL Financial Services, Inc. ("NASL Financial" or, in its capacity as the Fund's investment adviser, the "Adviser") serves as the investment adviser and distributor for the Fund. NASL Financial is a wholly-owned subsidiary of the Fund's sponsor, North American Security Life Insurance Company, based in Boston, Massachusetts, the ultimate controlling parent of which is The Manufacturers Life Insurance Company ("Manulife"), a Canadian mutual life insurance company based in Toronto, Canada.

       NASL Financial provides certain expense guarantees and administrative services to the Fund and its shareholders pursuant to an investment advisory contract (the "Advisory Agreement"). In addition, it contracts with and compensates thirteen investment subadvisers which provide portfolio management services to all Portfolios of the Fund except the Lifestyle Funds (the "Subadviser(s)"):

            Subadviser                                    Subadviser To
                                                          -------------
       Fred Alger Management, Inc. ("Alger")              Small/Mid Cap Fund

       Founders Asset Management, Inc. ("Founders")       Growth Equity Fund
                                                          Worldwide Growth Fund
                                                          Balanced Fund
                                                          International Small Cap Fund

       Oechsle International Advisors, L.P.               Global Government Bond Fund
               ("Oechsle International")

       Wellington Management Company                      Growth and Income Fund
               ("Wellington Management")                  Investment Quality Bond Fund


       Salomon Brothers Asset Management                  U.S. Government Securities Fund
               ("SBAM")                                   Strategic Income Fund
                                                          National Municipal Bond Fund

       J.P. Morgan Investment Management Inc.
               ("J.P. Morgan")                            International Growth and Income Fund

       T. Rowe Price Associates, Inc.                     Science & Technology Fund
               ("T. Rowe Price")                          Blue Chip Growth Fund
                                                          Equity-Income Fund


       Rowe Price-Fleming International, Inc.             International Stock Fund
               ("Price-Fleming")

       Morgan Stanley Asset Management Inc.               Global Equity Fund
               ("Morgan Stanley")

       Miller Anderson & Sherrerd, LLP ("MAS")            Value Fund
                                                          High Yield Fund

       Warburg Pincus Counsellors, Inc. ("Warburg")       Emerging Growth Fund

       Pilgrim Baxter & Associates, Ltd. ("PBHG")         Pilgrim Baxter Growth Fund

       Manufacturers Adviser Corporation ("MAC")          Pacific Rim Emerging Markets Fund
                                                          Common Stock Fund
                                                          Real Estate Securities Fund
                                                          Equity Index Fund
                                                          Capital Growth Bond Fund
                                                          Money Market Fund

Management services for the Lifestyle Funds are provided at no charge by the Adviser. See "MANAGEMENT OF THE FUND."

       NASL Financial also serves as the distributor of the Fund's shares and in that role has entered into an exclusive promotional agent agreement with Wood Logan Associates, Inc. ("Wood Logan") to provide marketing services in connection with the sales of Fund's shares. See "PURCHASE OF SHARES-- Distribution Expenses."

       Each Portfolio has a stated specific investment objectives, which together with certain investment policies are set forth commencing on the inside cover of this Prospectus and are also described below. See "INVESTMENT PORTFOLIOS." There can be no assurance that any Portfolio will attain its investment objective. The Fund's annual report to shareholders, which is available without charge upon request, contains a discussion of Fund performance.

       In addition to the risks inherent in any investment in securities, certain Portfolios of the Fund are subject to particular risks associated with investing in high yield securities, investing in foreign securities, investing in warrants, lending portfolio securities, investing in when-issued securities and engaging in various hedging and other strategic transactions (also referred to as "derivative transactions"). See "RISK FACTORS."

Classes of Shares

       As of April 1, 1994, the Fund began offering three classes of shares in each Portfolio ("Class A" shares, "Class B" shares and "Class C" shares) to the general public with each class having a different sales charge structure and expense level (the "Multiple Pricing System"). Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives. As of December 31, 1995, the Fund also offered a Class D shares which is only available for sale to the Lifestyle Funds. See "MULTIPLE PRICING SYSTEM."

       Class A shares. Purchases of Class A shares of less than $1 million are offered for sale at net asset value per share plus a front end sales charge of up to 4.75% (with the exception of Class A shares of the Money Market Fund, which are offered without such a charge). Purchases of Class A shares of $1 million or more made on or after May 1, 1995 are offered for sale at net asset value without a front end sales charge but subject to a contingent deferred sales charge ("CDSC") of 1% of the dollar amount subject thereto during the first year after purchase. The applicable percentage is assessed on an amount equal to the lesser of the original purchase price or the redemption price of the shares redeemed. In addition, Class A shares are subject to a distribution fee of up to .10% of their respective average annual net assets and a service fee of up to .25% of their respective average annual net assets (with the exception of Class A shares of the Money Market Fund and the Lifestyle Funds, which bear no such fees, and Class A shares of the National Municipal Bond Fund, which are subject to a service fee of up to .15% of Class A average annual net assets and are not subject to any distribution fee).

       Class B shares. Class B shares are offered for sale for purchases of $250,000 or less. Class B shares are offered for sale at net asset value without a front end sales charge but are subject to a CDSC of 5% of the dollar amount subject thereto during the first and second year after purchase, and declining by 1% each year thereafter to 0% after the sixth year. The applicable percentage is assessed on an amount equal to the lesser of the original purchase price or the redemption price of the shares redeemed. Class B shares are also subject to a distribution fee of up to .75% of their respective average annual net assets and a service fee of up to .25% of their respective average annual net assets (with the exception of Class B shares of the Money Market Fund and the Lifestyle Funds, which bear no such fees). Class B shares will automatically convert to Class A shares of the same Portfolio six years after purchase.

       Class C shares. Class C shares are offered for sale for purchases of less than $1 million, at net asset value without a front end sales charge . Class C shares purchased on or after May 1, 1995, are subject to a CDSC of 1% of the dollar amount subject thereto during the first year after purchase. Shares purchased prior to May 1, 1995 are not subject to any CDSC upon redemption. The applicable percentage is assessed on an amount equal to the lesser of the original purchase price or the redemption price of shares redeemed. Class C shares are subject to a distribution fee of up to .75% of their respective average annual net assets and a service fee of up to .25% of their respective average annual net assets (with the exception of Class C shares of the Money Market Fund and the Lifestyle Funds, which bear no such fees). Class C shares will automatically convert to Class A shares of the same Portfolio ten years after purchase.

       Class D shares. Class D shares are only offered for sale to the Lifestyle Funds and are offered for sale at net asset value without a front end sales charge or CDSC. Class D shares are not subject to a distribution fee or service fee.

       The Fund implemented the Multiple Pricing System by reclassifying the then existing shares of each Portfolio as shares of a particular class of each such Portfolio. This reclassification was effected in such a manner so that the shares of each Portfolio outstanding at April 1, 1994 would be subject to identical distribution and service fees both before and after the reclassification. Specifically, all outstanding shares of the Strategic Income, Investment Quality Bond, U.S. Government Securities, National Municipal Bond, and Money Market Funds were reclassified as Class A shares of each such Portfolio, and all outstanding shares of the Global Equity, Equity-Income, Growth and Income and Balanced Funds were reclassified as Class C shares of each such Portfolio.

       For a discussion of factors to consider in selecting the most beneficial class of shares for a particular investor, see "MULTIPLE PRICING SYSTEM--Factors for Consideration."

The Lifestyle Funds

       There Lifestyle Funds have five investment styles - Conservative, Moderate, Balanced, Growth and Aggressive. The Lifestyle Funds differ from the portfolios described in this prospectus in that each Lifestyle Fund invests in Class D shares of a number of the other portfolios of the Fund ("Underlying Portfolios"). Each of the five investment styles has its own investment objective and policies. The Lifestyle Funds are designed to provide a simple means of obtaining a professionally-determined comprehensive investment program designed for differing investment orientations. Each program is implemented by means of selected long term investment allocations among the Underlying Portfolios.

Fee Table and Example

       The following tables are intended to assist investors in understanding the expenses applicable to each class of shares of each Portfolio:

SHAREHOLDER TRANSACTION EXPENSES

                               Class A           Class B           Class C            Class D#
---------------------------------------------------------------------------------------------------
Maximum Sales Charge
Imposed on Purchases of
shares (as a percentage of
offering price)
   All Portfolios except
   Money Market Fund.........   4.75%*            None              None                None
   Money Market Fund.........   None              None              None                NA

Sales charge imposed on
dividend reinvestment
   All Portfolios............   None              None              None                None

Contingent Deferred Sales
Charge (as a percentage of
original purchase price or
redemption price, whichever
is lower)
   All Portfolios except
   Money Market Fund.........   1% first year     **5% first year   1%first year***     None
   ..........................   0% after            5% second year  0% after first year
   ..........................   first year          4% third year
   ............................                     3% fourth year
   ............................                     2% fifth year
   ............................                     1% sixth year, and
   ............................                     0% after sixth year
   ............................
   ............................
   ............................
   ............................
   Money Market Fund........... None              None              None                NA

Exchange Fee................... None              None              None                None

*See schedule of sales charge breakpoints under "Purchases of Shares - Class A
 Shares."
**For purchases of $1 million or more made on or after May 1, 1995.
***For purchases made on or after May 1, 1995.
#Class D shares are not offered to the general public and are only available for sale to the Lifestyle Funds

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets after fee waivers and expense reimbursements in certain cases). Total Fund Operating Expenses absent reimbursement or waiver are set forth below under each Fund's "Financial Highlights."

Portfolio                           Class A   Class B   Class C   Class D

Pacific Rim Emerging Markets Fund
   Management fees................   0.800%    0.800%    0.800%   [Class D
   Rule 12b-1 fees................   0.350%    1.000%    1.000%   to be supplied
   Other expenses*(after fee                                      by amendment]
   waiver)........................   0.500%    0.500%    0.500%
                                     ------    ------    ------
   Total fund operating expenses*
   (after fee waiver).............   1.650%    2.300%    2.300%

Science & Technology Fund
   Management fees....................  1.000%  1.000%  1.000%
   Rule 12b-1 fees....................  0.350%  1.000%  1.000%
   Other expenses*(after fee waiver)..  0.400%  0.400%  0.400%
                                        ------  ------  ------
   Total fund operating expenses*
   (after fee waiver).................  1.750%  2.400%  2.400%

International Small Cap Fund
   Management fees....................  1.050%  1.050%  1.050%
   Rule 12b-1 fees....................  0.350%  1.000%  1.000%
   Other expenses*(after fee waiver)..  0.500%  0.500%  0.500%
                                        ------  ------  ------
   Total fund operating expenses*
   (after fee waiver).................  1.900%  2.550%  2.550%

Emerging Growth Fund
   Management fees....................  0.950%  0.950%  0.950%
   Rule 12b-1 fees....................  0.350%  1.000%  1.000%
   Other expenses*(after fee waiver)..  0.400%  0.400%  0.400%
                                        ------  ------  ------
   Total fund operating expenses*
   (after fee waiver).................  1.700%  2.350%  2.350%

Pilgrim Baxter Growth Fund
   Management fees....................  1.000%  1.000%  1.000%
   Rule 12b-1 fees....................  0.350%  1.000%  1.000%
   Other expenses*(after fee waiver)..  0.400%  0.400%  0.400%
                                        ------  ------  ------
   Total fund operating expenses*
   (after fee waiver).................  1.750%  2.400%  2.400%

Small/Mid Cap Fund
   Management fees....................  0.925%  0.925%  0.925%
   Rule 12b-1 fees....................  0.350%  1.000%  1.000%
   Other expenses*(after fee waiver)..  0.400%  0.400%  0.400%
                                        ------  ------  ------
   Total fund operating expenses*
   (after fee waiver).................  1.675%  2.325%  2.325%

International Stock Fund
   Management fees....................  1.150%  1.150%  1.150%
   Rule 12b-1 fees....................  0.350%  1.000%  1.000%
   Other expenses*(after fee waiver)..  0.500%  0.500%  0.500%
                                        ------  ------  ------
   Total fund operating expenses*
   (after fee waiver).................  2.000%  2.650%  2.650%

Worldwide Growth Fund
   Management fees....................  1.000%  1.000%  1.000%
   Rule 12b-1 fees....................  0.350%  1.000%  1.000%
   Other expenses*(after fee waiver)..  0.500%  0.500%  0.500%
                                        ------  ------  ------
   Total fund operating expenses*
   (after fee waiver).................  1.850%  2.500%  2.500%

Global Equity Fund (formerly,
   "Global Growth Fund")
   Management fees....................  0.900%  0.900%  0.900%
   Rule 12b-1 fees....................  0.350%  1.000%  1.000%
   Other expenses*(after fee waiver)..  0.500%  0.500%  0.500%
                                        ------  ------  ------
   Total fund operating expenses*
   (after fee waiver).................  1.750%  2.400%  2.400%

Growth Equity Fund
   Management fees....................  0.900%  0.900%  0.900%
   Rule 12b-1 fees....................  0.350%  1.000%  1.000%
   Other expenses*(after fee waiver)..  0.400%  0.400%  0.400%
                                        ------  ------  ------
   Total fund operating expenses*
   (after fee waiver).................  1.650%  2.300%  2.300%

Common Stock Fund
   Management fees....................  0.675%  0.675%  0.675%
   Rule 12b-1 fees....................  0.350%  1.000%  1.000%
   Other expenses*(after fee waiver)..  0.400%  0.400%  0.400%
                                        ------  ------  ------
   Total fund operating expenses*
   (after fee waiver).................  1.425%  2.075%  2.075%

Equity Index Fund
   Management fees....................  0.500%  0.500%  0.500%
   Rule 12b-1 fees....................  0.350%  1.000%  1.000%
   Other expenses*(after fee waiver)..  0.400%  0.400%  0.400%
                                        ------  ------  ------
   Total fund operating expenses*
   (after fee waiver).................  1.250%  1.900%  1.900%

Blue Chip Growth Fund
   Management fees....................  0.900%  0.900%  0.900%
   Rule 12b-1 fees....................  0.350%  1.000%  1.000%
   Other expenses*(after fee waiver)..  0.400%  0.400%  0.400%
                                        ------  ------  ------
   Total fund operating expenses*
   (after fee waiver).................  1.650%  2.300%  2.300%

Value Fund
   Management fees....................  0.800%  0.800%  0.800%
   Rule 12b-1 fees....................  0.350%  1.000%  1.000%
   Other expenses*(after fee waiver)..  0.400%  0.400%  0.400%
                                        ------  ------  ------
   Total fund operating expenses*
   (after fee waiver).................  1.550%  2.200%  2.200%

International Growth and Income
   Fund
   Management fees....................  0.900%  0.900%  0.900%
   Rule 12b-1 fees....................  0.350%  1.000%  1.000%
   Other expenses*(after fee waiver)..  0.500%  0.500%  0.500%
                                        ------  ------  ------
   Total fund operating expenses*
   (after fee waiver).................  1.750%  2.400%  2.400%

Growth and Income Fund
   Management fees....................  0.725%  0.725%  0.725%
   Rule 12b-1 fees....................  0.350%  1.000%  1.000%
   Other expenses*(after fee waiver)..  0.265%  0.265%  0.265%
                                        ------  ------  ------
   Total fund operating expenses*
   (after fee waiver).................  1.340%  1.990%  1.990%

Equity-Income Fund (formerly, "Value
   Equity Fund" and previously
   "Growth Fund")
   Management fees.....................  0.800%  0.800%  0.800%
   Rule 12b-1 fees.....................  0.350%  1.000%  1.000%
   Other expenses*(after fee waiver)...  0.265%  0.265%  0.265%
                                         ------  ------  ------
   Total fund operating expenses*
   (after fee waiver)..................  1.415%  2.065%  2.065%

Real Estate Securities Fund
   Management fees.....................  0.675%  0.675%  0.675%
   Rule 12b-1 fees.....................  0.350%  1.000%  1.000%
   Other expenses*(after fee waiver)...  0.400%  0.400%  0.400%
                                         ------  ------  ------
   Total fund operating expenses*
   (after fee waiver)..................  1.425%  2.075%  2.075%

Balanced Fund Fund (formerly, "Asset
   Allocation Fund")
   Management fees.....................  0.775%  0.775%  0.775%
   Rule 12b-1 fees.....................  0.350%  1.000%  1.000%
   Other expenses*(after fee waiver)...  0.265%  0.265%  0.265%
                                         ------  ------  ------
   Total fund operating expenses*
   (after fee waiver)..................  1.390%  2.040%  2.040%

High Yield Fund
   Management fees.....................  0.750%  0.750%  0.750%
   Rule 12b-1 fees.....................  0.350%  1.000%  1.000%
   Other expenses*(after fee waiver)...  0.400%  0.400%  0.400%
                                         ------  ------  ------
   Total fund operating expenses*
   (after fee waiver)..................  1.500%  2.150%  2.150%

Strategic Income Fund
   Management fees.....................  0.750%  0.750%  0.750%
   Rule 12b-1 fees.....................  0.350%  1.000%  1.000%
   Other expenses*(after fee waiver)...  0.400%  0.400%  0.400%
                                         ------  ------  ------
   Total fund operating expenses*
   (after fee waiver)..................  1.500%  2.150%  2.150%

Global Government Bond Fund
   Management fees.....................  0.775%  0.775%  0.775%
   Rule 12b-1 fees.....................  0.350%  1.000%  1.000%
   Other expenses*(after fee waiver)...  0.500%  0.500%  0.500%
                                         ------  ------  ------
   Total fund operating expenses*
   (after fee waiver)..................  1.625%  2.275%  2.275%

Capital Growth Bond Fund
   Management fees.....................  0.600%  0.600%  0.600%
   Rule 12b-1 fees.....................  0.350%  1.000%  1.000%
   Other expenses*(after fee waiver)...  0.400%  0.400%  0.400%
                                         ------  ------  ------
   Total fund operating expenses*
   (after fee waiver)..................  1.350%  2.000%  2.000%

Investment Quality Bond
   Management fees....................  0.600%  0.600%  0.600%
   Rule 12b-1 fees....................  0.350%  1.000%  1.000%
   Other expenses*(after fee waiver)..  0.300%  0.300%  0.300%
                                        ------  ------  ------
   Total fund operating expenses*
   (after fee waiver).................  1.250%  1.900%  1.900%

National Municipal Bond Fund
   Management fees....................  0.600%  0.600%  0.600%
   Rule 12b-1 fees....................  0.150%  1.000%  1.000%
   Other expenses*(after fee waiver)..  0.240%  0.240%  0.240%
                                        ------  ------  ------
   Total fund operating expenses*
   (after fee waiver).................  0.990%  1.840%  1.840%

U.S. Government Securities Fund
   Management fees....................  0.600%  0.600%  0.600%
   Rule 12b-1 fees....................  0.350%  1.000%  1.000%
   Other expenses*(after fee waiver)..  0.300%  0.300%  0.300%
                                        ------  ------  ------
   Total fund operating expenses*
   (after fee waiver).................  1.250%  1.900%  1.900%

 Money Market Fund
   Management fees....................  0.200%  0.200%  0.200%
   Rule 12b-1 fees....................  0.000%  1.000%  1.000%
   Other expenses*(after fee waiver)..  0.300%  0.300%  0.300%
                                        ------  ------  ------
   Total fund operating expenses*.....
   (after fee waiver).................  0.500%  0.500%  0.500%

Conservative Lifestyle Fund*
   ..................................   Class A         Class A          Class B        Class B         Class C         Class C
   ..................................   Minimum         Maximum          Minimum        Maximum         Minimum         Maximum
   ..................................   Fee             Fee              Fee            Fee             Fee             Fee
                                        -------         -------          -------        -------         -------         -------
   Management fees...................   0.000%          0.000%           0.000%         0.000%          0.000%          0.000%
   Rule 12b-1 fees...................   0.000%          0.000%           0.000%         0.000%          0.000%          0.000%
   Other expenses*(after fee waiver).   0.000%          0.000%           0.000%         0.000%          0.000%          0.000%
                                        ------          ------           ------         ------          ------          ------
   Total fund operating expenses*
   (after fee waiver)................   0.000%          0.000%           0.000%         0.000%          0.000%          0.000%

       Minimum Fees are determined assuming the following allocation for the Underlying Portfolios:_____. Maximum Fees are determined assuming the following allocation for the Underlying Portfolios:____________.

Moderate Lifestyle Fund*
   ..................................   Class A         Class A          Class B        Class B         Class C         Class C
   ..................................   Minimum         Maximum          Minimum        Maximum         Minimum         Maximum
   ..................................   Fee             Fee              Fee            Fee             Fee             Fee
                                        -------         -------          -------        -------         -------         -------
   Management fees...................   0.000%          0.000%           0.000%         0.000%          0.000%          0.000%
   Rule 12b-1 fees...................   0.000%          0.000%           0.000%         0.000%          0.000%          0.000%
   Other expenses*(after fee waiver).   0.000%          0.000%           0.000%         0.000%          0.000%          0.000%
                                        ------          ------           ------         ------          ------          ------
   Total fund operating expenses*
   (after fee waiver)................   0.000%          0.000%           0.000%         0.000%          0.000%          0.000%

       Minimum Fees are determined assuming the following allocation for the Underlying Portfolios:_____. Maximum Fees are determined assuming the following allocation for the Underlying Portfolios:____________.


Balanced Lifestyle Fund*

   ..................................   Class A         Class A          Class B        Class B         Class C         Class C
   ..................................   Minimum         Maximum          Minimum        Maximum         Minimum         Maximum
   ..................................   Fee             Fee              Fee            Fee             Fee             Fee
                                        -------         -------          -------        -------         -------         -------
   Management fees...................   0.000%          0.000%           0.000%         0.000%          0.000%          0.000%
   Rule 12b-1 fees...................   0.000%          0.000%           0.000%         0.000%          0.000%          0.000%
   Other expenses*(after fee waiver).   0.000%          0.000%           0.000%         0.000%          0.000%          0.000%
                                        ------          ------           ------         ------          ------          ------
   Total fund operating expenses*
   (after fee waiver)................   0.000%          0.000%           0.000%         0.000%          0.000%          0.000%

       Minimum Fees are determined assuming the following allocation for the Underlying Portfolios:_____. Maximum Fees are determined assuming the following allocation for the Underlying Portfolios:____________.


Growth Lifestyle Fund*
   ..................................   Class A         Class A          Class B        Class B         Class C         Class C
   ..................................   Minimum         Maximum          Minimum        Maximum         Minimum         Maximum
   ..................................   Fee             Fee              Fee            Fee             Fee             Fee
                                        -------         -------          -------        -------         -------         -------
   Management fees...................   0.000%          0.000%           0.000%         0.000%          0.000%          0.000%
   Rule 12b-1 fees...................   0.000%          0.000%           0.000%         0.000%          0.000%          0.000%
   Other expenses*(after fee waiver).   0.000%          0.000%           0.000%         0.000%          0.000%          0.000%
                                        ------          ------           ------         ------          ------          ------
   Total fund operating expenses*
   (after fee waiver)................   0.000%          0.000%           0.000%         0.000%          0.000%          0.000%

       Minimum Fees are determined assuming the following allocation for the Underlying Portfolios:_____. Maximum Fees are determined assuming the following allocation for the Underlying Portfolios:____________.

Aggressive Lifestyle Fund*
   ..................................   Class A         Class A          Class B        Class B         Class C         Class C
   ..................................   Minimum         Maximum          Minimum        Maximum         Minimum         Maximum
   ..................................   Fee             Fee              Fee            Fee             Fee             Fee
                                        -------         -------          -------        -------         -------         -------
   Management fees...................   0.000%          0.000%           0.000%         0.000%          0.000%          0.000%
   Rule 12b-1 fees...................   0.000%          0.000%           0.000%         0.000%          0.000%          0.000%
   Other expenses*(after fee waiver).   0.000%          0.000%           0.000%         0.000%          0.000%          0.000%
                                        ------          ------           ------         ------          ------          ------
   Total fund operating expenses*
   (after fee waiver)................   0.000%          0.000%           0.000%         0.000%          0.000%          0.000%

       Minimum Fees are determined assuming the following allocation for the Underlying Portfolios:_____. Maximum Fees are determined assuming the following allocation for the Underlying Portfolios:____________.

       *Each Lifestyle Fund will invest in Class D shares of the Underlying Portfolios without incurring any front-end sales charge or CDSC (in addition, Class D shares are not subject to any Rule 12b-1 fee). Each Lifestyle Fund will in addition to its own expenses, such as Rule 12b-1 fees and certain Other Expenses, bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of each Lifestyle Fund will be net of the Underlying Portfolio expenses

[Annual Fund Operating Expenses for Portfolios with 0.000% to be completed by amendment]

       *Amounts listed under "Other expenses" and "Total fund operating expenses" in the table above for each class of all Portfolios (except the International Small Cap, the Small/Mid Cap, the Emerging Growth, the Pilgrim Baxter Growth, the Pacific Rim Emerging Markets, the International Stock, the Worldwide Growth, the Science & Technology, the Growth Equity, the Real Estate Securities, the Blue Chip Growth, the Value, the Equity Index, the High Yield, the Global Government Bond, the Capital Growth Bond and the Lifestyle Funds) are based on the application of expense limitations applicable during the most recent fiscal year. See "Advisory Arrangements" below. Amounts listed under "Other expenses" and "Total fund operating expenses" for the above-named Portfolios are based on estimates for current fiscal year expenses. To the extent that actual expenses are lower than the expense limitations, "Other expenses" may vary as between classes of a Portfolio as a result of certain class-specific incremental expenses being allocated to a particular class of shares.

       The amounts set forth under the caption "Shareholder Transaction Expenses" are the maximum sales charges applicable to purchases of Fund shares. Because a portion of the 12b-1 fees payable by each class of shares is considered an asset based sales charge by the National Association of Securities Dealers, Inc. ("NASD"), long-term shareholders in each class of each Portfolio (other than the Money Market Fund) may pay more than the economic equivalent of the maximum front end sales charges permitted by the NASD. See "PURCHASE OF SHARES--Class A Shares--Reduced Sales Charges" in this Prospectus.

       The fees and expenses listed under the caption "Annual Fund Operating Expenses" are described in this Prospectus under the captions "MANAGEMENT OF THE FUND" and "PURCHASE OF SHARES--Distribution Expenses." The Advisory Agreement and Distribution Plans operate to limit Total Fund Operating Expenses to the amounts listed in the fee table. Such contractual expense limits shall remain in effect unless the Adviser notifies the Fund (with 30 days notice) that it will not continue the limits. See "MANAGEMENT OF THE FUND--Advisory Agreement."
Total Fund Operating Expenses for the year ended October 31, 1996, absent reimbursement or waiver are set forth below under "Financial Highlights."

EXAMPLE

       An investor would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period, with the exception of the lines marked "Class B No redemption" and "Class C No redemption" in which case it is assumed that no redemption is made at the end of each time period:

Portfolio                                    1 Year  3 Years  5 Years  10 Years

[Example of expenses for new portfolios to be completed by amendment]

Pacific Rim Emerging Markets
     Class A Shares                            $00     $000
     Class B Shares                            $00     $000
     Class B No redemption                     $00     $000
     Class C Shares                            $00     $000
     Class C No redemption                     $00     $000
     Class D Shares**

Science & Technology
     Class A Shares                            $00     $000
     Class B Shares                            $00     $000
     Class B No redemption                     $00     $000
     Class C Shares                            $00     $000
     Class C No redemption                     $00     $000
     Class D Shares**

International Small Cap
     Class A Shares                            $66     $104
     Class B Shares                            $76     $119
     Class B No redemption                     $26     $ 79
     Class C Shares                            $36     $ 79
     Class C No redemption                     $26     $ 79
     Class D Shares**

Emerging Growth
     Class A Shares                            $00     $000
     Class B Shares                            $00     $000
     Class B No redemption                     $00     $000
     Class C Shares                            $00     $000
     Class C No redemption                     $00     $000
     Class D shares**

Pilgrim Baxter Growth
     Class A Shares                            $00     $000
     Class B Shares                            $00     $000
     Class B No redemption                     $00     $000
     Class C Shares                            $00     $000
     Class C No redemption                     $00     $000
     Class D Shares**

Small/Mid Cap
     Class A Shares                            $64     $ 98
     Class B Shares                            $74     $113
     Class B No redemption                     $24     $ 73
     Class C Shares                            $34     $ 73
     Class C No redemption                     $24     $ 73
     Class D Shares**

International Stock
     Class A Shares                            $00     $000
     Class B Shares                            $00     $000
     Class B No redemption                     $00     $000
     Class C Shares                            $00     $000
     Class C No redemption                     $00     $000
     Class D Shares**

Worldwide Growth
     Class A Shares                            $00     $000
     Class B Shares                            $00     $000
     Class B No redemption                     $00     $000
     Class C Shares                            $00     $000
     Class C No redemption                     $00     $000
     Class D Shares**

Global Equity (formerly,
  "Global Growth")
     Class A Shares                            $64     $100     $138      $244
     Class B Shares                            $74     $115     $148      $243*
     Class B No redemption                     $24     $ 75     $128      $243*
     Class C Shares                            $34     $ 75     $128      $274
     Class C No redemption                     $24     $ 75     $128      $274
     Class D Shares**

Growth Equity Fund
     Class A Shares                            $63     $ 97
     Class B Shares                            $73     $112
     Class B No redemption                     $23     $ 72
     Class C Shares                            $33     $ 72
     Class C No redemption                     $23     $ 72
     Class D Sharees**

Common Stock
     Class A Shares                            $00     $000
     Class B Shares                            $00     $000
     Class B No redemption                     $00     $000
     Class C Shares                            $00     $000
     Class C No redemption                     $00     $000
     Class D Shares**

Equity Index
     Class A Shares                            $00     $000
     Class B Shares                            $00     $000
     Class B No redemption                     $00     $000
     Class C Shares                            $00     $000
     Class C No redemption                     $00     $000
     Class D Shares**

Blue Chip Growth
     Class A Shares                            $00     $000
     Class B Shares                            $00     $000
     Class B No redemption                     $00     $000
     Class C Shares                            $00     $000
     Class C No redemption                     $00     $000
     Class D Shares**

Value
     Class A Shares                            $00     $000
     Class B Shares                            $00     $000
     Class B No redemption                     $00     $000
     Class C Shares                            $00     $000
     Class C No redemption                     $00     $000
     Class D Shares**

International Growth and Income
     Class A Shares                            $64     $100     $138      $244
     Class B Shares                            $74     $115     $148      $243
     Class B No redemption                     $24     $ 75     $128      $243
     Class C Shares                            $34     $ 75     $128      $274
     Class C No redemption                     $24     $ 75     $128      $274
     Class D Shares**

Growth and Income
     Class A Shares                            $60     $ 88     $117      $201
     Class B Shares                            $70     $102     $127      $200*
     Class B No redemption                     $20     $ 62     $107      $200*
     Class C Shares                            $30     $ 62     $107      $232
     Class C No redemption                     $20     $ 62     $107      $232
     Class D Shares**

Equity-Income (formerly, "Value
  Equity" and previously
  "Growth")
     Class A Shares                            $60     $ 88     $117      $201
     Class B Shares                            $70     $102     $127      $200*
     Class B No redemption                     $20     $ 62     $107      $200*
     Class C Shares                            $30     $ 62     $107      $232
     Class C No redemption                     $20     $ 62     $107      $232
     Class D Shares**

Real Estate Securities
     Class A Shares                            $00     $000
     Class B Shares                            $00     $000
     Class B No redemption                     $00     $000
     Class C Shares                            $00     $000

     Class C No redemption                     $00     $000
     Class D Shares**

Balanced (formerly, "Asset
   Allocation")
     Class A Shares                            $60     $ 88     $117      $201
     Class B Shares                            $70     $102     $127      $200*
     Class B No redemption                     $20     $ 62     $107      $200*
     Class C Shares                            $30     $ 62     $107      $232
     Class C No redemption                     $20     $ 62     $107      $232
     Class D Shares**

High Yield
     Class A Shares                            $00     $000
     Class B Shares                            $00     $000
     Class B No redemption                     $00     $000
     Class C Shares                            $00     $000
     Class C No redemption                     $00     $000
     Class D Shares**

Strategic Income
     Class A Shares                            $62     $ 93     $125      $218
     Class B Shares                            $72     $107     $135      $217*
     Class B No redemption                     $22     $ 67     $115      $217*
     Class C Shares                            $32     $ 67     $115      $248
     Class C No redemption                     $22     $ 67     $115      $248
     Class D Shares**

Global Government Bond
     Class A Shares                            $00     $000
     Class B Shares                            $00     $000
     Class B No redemption                     $00     $000
     Class C Shares                            $00     $000
     Class C No redemption                     $00     $000
     Class D Shares**

Capital Growth Bond
     Class A Shares                            $00     $000
     Class B Shares                            $00     $000
     Class B No redemption                     $00     $000
     Class C Shares                            $00     $000
     Class C No redemption                     $00     $000
     Class D Shares**

Investment Quality Bond
     Class A Shares                            $60     $ 85     $113      $191
     Class B Shares                            $69     $100     $123      $190*
     Class B No redemption                     $19     $ 60     $103      $190*
     Class C Shares                            $29     $ 60     $103      $222
     Class C No redemption                     $19     $ 60     $103      $222
     Class D Shares**

National Municipal Bond
     Class A Shares                            $57     $ 78     $100      $163
     Class B Shares                            $69     $ 98     $120      $173*
     Class B No redemption                     $19     $ 58     $100      $173*

     Class C Shares                            $29     $ 58     $100      $216
     Class C No redemption                     $19     $ 58     $100      $216
     Class D Shares**

U.S. Government Securities
     Class A Shares                            $60     $ 85     $113      $191
     Class B Shares                            $69     $100     $123      $190*
     Class B No redemption                     $19     $ 60     $103      $190*
     Class C Shares                            $29     $ 60     $103      $222
     Class C No redemption                     $19     $ 60     $103      $222
     Class D Shares**

Money Market
     Class A Shares                            $ 5     $ 16     $ 28      $ 63
     Class B Shares                            $ 5     $ 16     $ 28      $ 63
     Class C Shares                            $ 5     $ 16     $ 28      $ 63
     Class D Shares**

Conservative Lifestyle#
     Class A Shares                            $00     $000
     Class B Shares                            $00     $000
     Class B No redemption                     $00     $000
     Class C Shares                            $00     $000
     Class C No redemption                     $00     $000

Moderate Lifestyle#
     Class A Shares                            $00     $000
     Class B Shares                            $00     $000
     Class B No redemption                     $00     $000
     Class C Shares                            $00     $000
     Class C No redemption                     $00     $000

Balanced Lifestyle#
     Class A Shares                            $00     $000
     Class B Shares                            $00     $000
     Class B No redemption                     $00     $000
     Class C Shares                            $00     $000
     Class C No redemption                     $00     $000

Growth Lifestyle#
     Class A Shares                            $00     $000
     Class B Shares                            $00     $000
     Class B No redemption                     $00     $000
     Class C Shares                            $00     $000
     Class C No redemption                     $00     $000

Aggressive Lifestyle#
     Class A Shares                            $00     $000
     Class A Shares No Redemption              $00     $000
     Class B Shares                            $00     $000
     Class B No redemption                     $00     $000
     Class C Shares                            $00     $000
     Class C No redemption                     $00     $000

#The Example of Expenses for the Lifestyle Funds is calculated using the midpoint of the minimum and maximum fees set forth under Annual Operating Expenses.

* Reflects the conversion to Class A shares six years after purchase; therefore years seven through ten reflect Class A expenses.

**Class D shares are only available for sale to the Lifestyle Funds and are not available for sale to the general public.

       The foregoing Fee Table and Example are intended to assist investors in understanding the various costs and expenses that investors in the Fund bear directly and indirectly. The examples for the International Small Cap, the Small/Mid Cap, the Emerging Growth, the Pilgrim Baxter Growth, the Pacific Rim Emerging Markets, the International Stock, the Worldwide Growth, the Science & Technology, the Growth Equity, the Real Estate Securities, the Blue Chip Growth, the Value, the Equity Index, the High Yield, the Global Government Bond, the Capital Growth Bond and the Lifestyle Funds do not include 5 and 10 year figures because they are newly formed Portfolios. Actual expenses for all the Portfolios may be higher or lower than the amounts shown in the Fee Table and, consequently, the actual expenses incurred by an investor may be greater (in the event the expense limitations are removed) or less than the amounts shown in the Example. Moreover, while the Example assumes a 5% annual return, the performance of each Portfolio will vary and may result in a return greater or less than
5%.
                                    * * * * *
       The information in the foregoing summary is qualified in its entirety by the more detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information.

       Information about the performance of each Portfolio is contained in the Fund's annual report to shareholders which may be obtained without charge.

                              FINANCIAL HIGHLIGHTS

                         [To be supplied by amendment]

                            MULTIPLE PRICING SYSTEM

       The Fund's Multiple Pricing System permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase and the length of time the investor expects to hold the shares.

       Class A Shares. Purchases of Class A shares of less than $1 million are offered for sale at net asset value per share plus a front end sales charge of up to 4.75% payable at the time of purchase (with the exception of Class A shares of the Money Market Fund, which are offered without such a charge). Purchases of Class A shares of $1 million or more made on or after May 1, 1995 are offered for sale at net asset value without a front end sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% of the dollar amount subject thereto during the first year after purchase. See "MULTIPLE PRICING SYSTEM-Contingent Deferred Sales Charge." In addition, Class A shares are subject to a distribution fee of up to .10% of their respective average annual net assets and a service fee of up to .25% of their respective average annual net assets (with the exception of Class A shares of the Money Market Fund, which bear no such fees, and Class A shares of the National Municipal Bond Fund, which are subject to a service fee of up to .15% of Class A average annual net assets and are not subject to any distribution fee). Certain purchases of Class A shares qualify for reduced front end sales charges. See "PURCHASE OF SHARES--Class A Shares--Reduced Sales Charges" and "--Distribution
Expenses."

       Class B Shares. Class B shares are offered for sale for purchases of $250,000 or less. Class B shares are offered for sale at net asset value without a front end sales charge, but are subject to a CDSC of 5% of the dollar amount subject thereto during the first and second year after purchase, and declining by 1% each year thereafter to 0% after the sixth year. See "MULTIPLE PRICING SYSTEM- Contingent Deferred Sales Charge." In addition, Class B shares are subject to a distribution fee of up to .75% of their respective average annual net assets and a service fee of up to .25% of their respective average annual net assets (with the exception of Class B shares of the Money Market Fund, which bear no such fees). The Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and service fees paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A shares. See "PURCHASE OF SHARES--Class B Shares" and "--Distribution
Expenses." Class B shares will automatically convert to Class A shares six years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "MULTIPLE PRICING SYSTEM--Conversion Feature."

       Class C Shares. Class C shares are offered for purchases of less than $1 million, at net asset value without a front end sales charge. Class C shares purchased on or after May 1, 1995 are subject to a CDSC of 1% of the dollar amount subject thereto during the first year after purchase. Shares purchased prior to May 1, 1995 are not subject to any CDSC upon redemption. See "MULTIPLE CLASS PRICING SYSTEM-Contingent Deferred Sales Charge." Class C shares are subject to a distribution fee of up to .75% of their respective average annual net assets and a service fee of up to .25% of their respective average annual net assets (with the exception of Class C shares of the Money Market Fund, which bear no such fees). Class C shares, like Class B shares, enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and service fees paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A shares. See "PURCHASE OF SHARES--Class C Shares" and "--Distribution Expenses." Class C shares will automatically convert to Class A shares ten years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "MULTIPLE PRICING SYSTEM--Conversion Feature."

       Class D shares. Class D shares are only offered for sale to the Lifestyle Funds and are offered for sale at net asset value without a front end sales charge or CDSC. Class D shares are not subject to a distribution fee or service fee.

       Contingent Deferred Sales Charge. Purchases of $1 million or more of Class A shares made on or after May 1, 1995 are subject to a CDSC of 1% if redeemed within one year of purchase; purchases of Class B shares are subject to a CDSC of 5% during the first and second year after purchase declining by 1% each year thereafter to 0% after the sixth year; and Class C shares purchased on or after May 1, 1995 are subject to a CDSC of 1% if redeemed within one year of purchase. The applicable percentage is assessed on an amount equal to the lesser of the original purchase price or the redemption price of the shares redeemed. The CDSC is not applicable with respect to redemption of shares of the Money Market Fund which were initially purchased as such and which were never exchanged for shares of the same class of another Portfolio. However, in the case of shares of the Money Market Fund which were obtained through an exchange, such shares are subject to any applicable CDSC due at redemption. Similarly, shares initially purchased as shares of the Money Market Fund which are subsequently exchanged for shares of the same class of other Portfolios will be subject to any applicable CDSC due at redemption. See "SHAREHOLDER SERVICES-- Exchange Privilege."

       Conversion Feature. Class B shares and Class C shares will automatically convert to Class A shares six years and ten years, respectively, after the end of the calendar month in which the shareholder's order to purchase was accepted and will thereafter no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales charge, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B shares and Class C shares from most of the burden of distribution-related expenses at such time as when the shares have been outstanding for a duration sufficient for the Fund's distributor, NASL Financial Services, Inc. (in such capacity, the "Distributor"), to have been substantially compensated for distribution-related expenses incurred in connection with Class B shares or Class C shares, as the case may be. Accordingly, Class B and Class C shares of the Money Market Fund do not convert to Class A shares of the Money Market Fund at any time, as shares of all classes of the Money Market Fund do not bear any distribution or service fees. In addition, because Class B and Class C shares of the Money Market Fund are not subject to any distribution or service fees, the applicable conversion period is tolled for any period of time in which Class B or Class C shares are held in that Portfolio. For example, if Class B shares of a Portfolio other than the Money Market Fund are exchanged for Class B shares of the Money Market Fund two years after purchase and are subsequently exchanged one year later for Class B shares of a Portfolio other than the Money Market Fund, the one year of ownership in the Money Market Fund does not count in the determination of the time of conversion to Class A shares.

       For purposes of the conversion of Class B and Class C shares to Class A shares, shares purchased through the reinvestment of dividends and distributions paid on Class B shares or Class C shares, as the case may be, in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B shares or Class C shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares or Class C shares, as the case may be, in the sub-account will also convert to Class A shares.

       The conversion of Class B shares to Class A shares and the conversion of Class C shares to Class A shares are both subject to the continuing availability of a ruling of the Internal Revenue Service that payment of different dividends on Class A shares and Class B shares, and on Class A shares and Class C shares, does not result in the Portfolios' dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code"), and the continuing availability of an opinion of counsel to the effect that the conversion of shares does not constitute a taxable event under Federal income tax law. The conversion of Class B shares and Class C shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B shares or Class C shares would occur, and those shares might continue to be subject to higher distribution and service fees for an indefinite period which may extend beyond the period ending six years or ten years, respectively, after the end of the calendar month in which the shareholder's order to purchase was accepted.

       Factors for Consideration. The Fund's Multiple Pricing System is designed to provide investors with the option of choosing the class of shares which is best suited to their individual circumstances and objectives. The different sales charges, distribution and service fees and conversion features applicable to each class, as outlined above, should all be taken into consideration by investors in making the determination of which alternative is best suited for them. To assist investors in evaluating the costs and benefits of purchasing shares of each class, the information provided above under the caption "Fee Table and Example" sets forth the charges applicable to each class of shares and illustrates an example of a hypothetical investment in each class of shares of each Portfolio.

       There are several key distinctions among the classes of shares that investors should understand and evaluate in comparing the options presented by the Multiple Pricing System. Class A shares are subject to lower distribution and service fees than are Class B and Class C shares, and, accordingly, pay correspondingly higher dividends per share. However, because for purchases of less than $1 million of Class A shares a front end sales charge is deducted at the time of purchase, investors purchasing Class A shares do not have all of their funds invested initially and, therefore, initially own fewer shares than they would own if they had invested the identical sum in Class B shares or Class C shares instead. In addition, Class C shares are subject to the same ongoing distribution and service fees as Class B shares but are subject to a CDSC for a shorter period of time (one year as opposed to six years) than Class B shares. However, Class B shares convert to Class A shares, and lower ongoing distribution and service fees, in a shorter time frame than do Class C shares.

       In light of these distinctions among the classes of shares, investors should weigh such factors as (i) whether they qualify for a reduced front end sales load for a purchase of Class A shares; (ii) whether, at the time of purchase, they anticipate being subject to a CDSC upon redemption if they purchase Class A shares (purchases of $1 million or more), Class B shares or Class C shares; (iii) the differential in the relative amounts that would be paid during the anticipated life of investments (which are made at the same time and in the same amount) in each class which are attributable to (a) the front end sales charge (for purchases of less than $1 million) and any applicable CDSC (for purchases of $1 million or more) and accumulated distribution and service fees payable with respect to Class A shares and (b) the accumulated distribution and service fees (and any applicable CDSC) payable with respect to Class B shares or Class C shares prior to their conversion to Class A shares; and (iv) to what extent the differential referred to above might be offset by the higher yield of Class A shares. Investors should also weigh these considerations against the fact that the higher continued distribution and service fees associated with Class B shares and Class C shares will be offset to the extent any return is realized on the additional funds initially invested and that there can be no assurance as to the return, if any, which will be realized on such additional funds. Class A shares are, in general, the most beneficial for the investor who qualifies for reduced front end sales charges, as described herein under "PURCHASE OF SHARES-- Class A Shares." For this reason, Class B shares are not offered for purchases in excess of $250,000 and Class C shares are not offered for purchases of $1 million or more. Investors should consult their investment representative for assistance in evaluating the relative benefits of the different classes of shares.

       The distribution and shareholder service expenses incurred by the Distributor in connection with the sale of shares will be paid, in the case of Class A shares (purchases of less than $1 million), from the proceeds of front end sales charges and ongoing distribution and service fees and in the case of Class A shares (purchases of $1 million or more), Class B shares and Class C shares, from the proceeds of CDSCs and ongoing distribution and service fees. Sales personnel of broker-dealers distributing the Fund's shares and any other persons entitled to receive compensation for selling or servicing the Fund's shares may receive different compensation for selling or servicing one class of shares over another. Investors should understand that front end sales charges, CDSCs and ongoing distribution and service fees are all intended to compensate the Distributor for distribution services. See "PURCHASE OF SHARES-- Distribution Expenses."

       Dividends paid by the Fund with respect to each class of shares will be calculated in substantially the same manner at the same time on the same day, except that distribution and service fees and any other costs specifically attributable to a particular class of shares will be borne solely by the applicable class. See "GENERAL INFORMATION--Dividends and Distributions." Shares of the Fund may be exchanged for shares of the same class of any other Portfolio, but not for shares of other classes of any Portfolio. See "SHAREHOLDER SERVICES--Exchange Privilege."

       The Trustees of the Fund have determined that currently no conflict of interest exists between the classes of shares. On an ongoing basis, the Trustees of the Fund, pursuant to their fiduciary duties under the Investment Company Act of 1940 (the "1940 Act") and state laws, will seek to ensure that no such conflict arises.

                             INVESTMENT PORTFOLIOS

       Each Portfolio has a stated investment objective which it pursues through separate investment policies. The differences in objectives and policies among the Portfolios can be expected to affect the return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject.

       The investment objective of each Portfolio represent fundamental policies of each such Portfolio and may not be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio. Except for certain investment restrictions, the policies by which a Portfolio seeks to achieve its investment objectives may be changed by the Trustees of the Fund without the approval of the shareholders.

       The following is a description of the investment objective and policies of each Portfolio. More complete descriptions of the money market instruments and certain other investments in which each Portfolio may invest and of the options, futures and currency transactions that certain Portfolios may engage in are set forth in the Statement of Additional Information. With regard to fixed income securities there is an inverse relationship between changes in the direction of interest rates and the market value of the securities. A more complete description of the debt security ratings used by the Fund assigned by Moody's Investors Service, Inc. ("Moody's"), Standard and Poor's Ratings Group ("Standard & Poor's" or "S&P") or Fitch Investors Service, Inc. ("Fitch") is included in Appendix I to this Prospectus.

Pacific Rim Emerging Markets Fund

       The investment objective of the Pacific Rim Emerging Markets Fund is to achieve long-term growth of capital. MAC manages the Pacific Rim Emerging Markets Fund and seeks to achieve this investment objective by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region. Current income from dividends and interest will not be an important consideration in the selection of portfolio securities.

       In pursuit of its investment objective, the Pacific Rim Emerging Markets Fund will vary the geographical distribution of its investments based upon the continuous evaluation of political, economic and market trends throughout the world. Investments will be shifted among the world's capital markets in accordance with the ongoing analyses of trends and developments affecting such markets and securities. The Pacific Rim Emerging Markets Fund will invest primarily in companies domiciled in potentially all countries of the Pacific Rim region. As used herein, the countries of the Pacific Rim region are India, Pakistan, Japan, Hong Kong, Singapore, Malaysia, Thailand, Indonesia, Australia, South Korea, Taiwan, Philippines, New Zealand and China.

       The Pacific Rim Emerging Markets Fund will, under normal conditions, invest at least 65% of its net assets in common stocks and equity-related securities of established larger-capitalization non-U.S. companies that have attractive long-term prospects for growth of capital. Equity-related securities in which the portfolio may invest include: preferred stocks, warrants and securities convertible into or exchangeable into common stocks.

       The Pacific Rim Emerging Markets Fund may, for defensive purposes, invest all or a portion of its assets in non-convertible fixed income securities denominated in U.S. and non-U.S. dollars. These non-convertible fixed income securities will include debt of corporations, foreign governments and supranational organizations. The portfolio may also maintain a portion of its assets in cash or short term debt securities pending the selection of certain long-term investments.

       The Pacific Rim Emerging Markets Fund will be subject to special risks as a result of its ability to invest up to 100% of its total assets in foreign securities. These risks are described under the caption "RISK FACTORS--Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION--Taxes" in this Prospectus.

Use of Hedging and Other Strategic Transactions

       The Pacific Rim Emerging Markets Fund may also purchase and sell the following equity-related financial instruments: exchange-listed call and put options on equity indices, over-the-counter ("OTC") and exchange-listed equity index futures, OTC and exchange-listed call and put options on various currencies in the portfolio, and OTC foreign currency futures contracts on various currencies in the portfolio. The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

Science & Technology Fund

       The investment objective of the Science & Technology Fund is long-term growth of capital. Current income is incidental to the portfolio's objective. T. Rowe Price manages the Science & Technology Fund

       The Science & Technology Fund will invest at least 65% of its total assets in the common stocks of companies expected to benefit from the development, advancement, and use of science and technology. Industries likely to be represented in the portfolio include computers and peripheral products, software, electronic components and systems, telecommunications, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology, environmental services, chemicals and synthetic materials, and defense and aerospace. Investments may also include companies that should benefit from the commercialization of technological advances even if they are not directly involved in research and development.

       Most of the assets of the Science & Technology Fund will be invested in U.S. common stocks. However, the portfolio may also purchase other types of securities, for example, foreign securities, convertible stocks and bonds, and warrants, when considered consistent with the portfolio's investment objective and program. The portfolio will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, the portfolio may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and serves as a short-term defense during periods of unusual market volatility.

       Stock selection for the portfolio is not based on company size but rather on an assessment of the company's fundamental prospects. As a result, holdings can range from small companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records of developing and marketing such advances.

       Companies in the rapidly changing fields of science and technology face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. Therefore, a portfolio of these stocks will likely be more volatile in price than one with broader diversification that includes investments in more economic sectors. The level of risk will be increased to the extent that the portfolio has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history). Small companies often have limited product lines, markets, or financial resources, and they may depend on a small group of inexperienced managers. The securities of small companies may be subject to more abrupt or erratic market declines than securities of larger companies or the market averages in general.

       The Science & Technology Fund may also engage in a variety of investment management practices, such as buying and selling futures and options. The portfolio may invest up to 10% of its total assets in hybrid instruments, which are a type of high-risk derivative which can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conversion terms of a security could be related to the market price of some commodity, currency or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. The Statement of Additional Information contains a fuller description of such instruments and the risks associated therewith.

       The Science & Technology Fund will be subject to special risks as a result of its ability to invest up to 30% of its total assets in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs).These risks are described under the caption "RISK FACTORS --Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION --Taxes" in this Prospectus.

  Use of Hedging and Other Strategic Transactions

       The Science & Technology Fund is currently authorized to use all of the various investment strategies referred to under "RISK FACTORS -- Hedging and Other Strategic Transactions." The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

  International Small Cap Fund

       The investment objective of the International Small Cap Fund is to seek long-term capital appreciation. Founders manages the International Small Cap Fund and will pursue this objective by investing primarily in securities issued by foreign companies which have total market capitalizations (present market value per share multiplied by the total number of shares outstanding) or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.

       At least 65% of the Portfolio's total assets will normally be invested in foreign securities representing a minimum of three countries (other than the United States). The Portfolio may invest in larger foreign companies or in U.S. based companies if, in Founders' opinion, they represent better prospects for capital appreciation.

       The International Small Cap Fund may invest a significant portion of its assets in the securities of small companies. Small companies are those which are still in the developing stages of their life cycles and are attempting to achieve rapid growth in both sales and earnings. Investments in small companies involve greater risk than is customarily associated with more established companies. These companies often have sales and earnings growth rates which exceed those of large companies. Such growth rates may be reflected in more rapid share price appreciation. However, smaller companies often have limited operating histories, product lines, markets or financial resources, and they may be dependent upon one-person management. These companies may be subject to intense competition from larger entities, and the securities of such companies may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of larger companies or the market averages in general. Therefore, the net asset value of the International Small Cap Fund may fluctuate more widely than the popular market averages. Accordingly, an investment in the Portfolio may not be appropriate for all investors.

       The International Small Cap Fund will invest primarily in equity securities but may also invest in convertible securities, preferred stocks, bonds, debentures and other corporate obligations when Founders believes that these investments offer opportunities for capital appreciation. Current income will not be a substantial factor in the selection of these securities. The portfolio will only invest in bonds, debentures and corporate obligations- -other than convertible securities and preferred stock--rated investment-grade (Baa or higher by Moody's or BBB or higher by S&P) at the time of purchase or, if unrated, of comparable quality in the opinion of Founders. Convertible securities and preferred stocks purchased by the Portfolio may be rated in medium and lower categories by Moody's or S&P (Ba or lower by Moody's and BB or lower by S&P) but will not be rated lower than B. The portfolio may also invest in unrated convertible securities and preferred stocks in instances in which Founders believes that the financial condition of the issuer or the protection afforded by the terms of the securities limits risk to a level similar to that of securities rated in categories no lower than B. At no time will the portfolio have more than 5% of its total assets invested in any fixed-income securities which are unrated or are rated below investment grade either at the time of purchase or as a result of a reduction in rating after purchase. The portfolio is not required to dispose of debt securities whose ratings are downgraded below these ratings subsequent to the portfolio's purchase of the securities, unless such a disposition is necessary to reduce the portfolio's holdings of such securities to less than 5% of its total assets. See "RISK FACTORS - High Yield/High Risk Securities." A description of the ratings used by Moody's and S & P is set forth in Appendix I to the Prospectus.

       The International Small Cap Fund may invest up to 100% of its assets temporarily in the following securities if Founders determines that it is appropriate for purposes of enhancing liquidity or preserving capital in light of prevailing market or economic conditions: cash, cash equivalents, U.S. government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions, U.S. branches of foreign depository institutions, and foreign depository institutions. The portfolio may also acquire certificates of deposit and bankers' acceptances of banks which meet criteria established by the Fund's Trustees. When the portfolio is in a defensive position, the opportunity to achieve capital growth will be limited, and, to the extent that this assessment of market conditions is incorrect, the portfolio will be foregoing the opportunity to benefit from capital growth resulting from increases in the value of equity investments and may not achieve its investment objective.

       Foreign Securities. The portfolio may invest up to 100% of its total assets in foreign securities and will be subject to special risks as a result of these investments. These risks are described under the caption "RISK FACTORS -- Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION -Taxes" in this Prospectus.

       Foreign investments of the International Small Cap Fund may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue and of issuers located in such countries are expected to be more volatile and more uncertain as to payments of interest and principal. The secondary market for such securities is expected to be less liquid than for securities of major industrialized nations. Such countries may include (but are not limited to) Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Chile, China, Colombia, Costa Rica, Croatia, Czech Republic, Denmark, Ecuador, Egypt, Finland, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Jordan, Malaysia, Mexico, Netherlands, New Zealand, Nigeria, North Korea, Norway, Pakistan, Paraguay, Peru, Philippines, Poland, Portugal, Singapore, Slovak Republic. South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and the countries of the former Soviet Union. Investments of the Portfolio may include securities created through the Brady Plan, a program under which heavily indebted countries have restructured their bank debt into bonds. See "OTHER INSTRUMENTS--High Yield Foreign Sovereign Debt Securities" in the Statement of Additional Information.

       Since the International Small Cap Fund's assets will be invested primarily in foreign securities and since substantially all of the portfolio's revenues will be received in foreign currencies, the portfolio's net asset values will be affected by changes in currency exchange rates. The portfolio will pay dividends in dollars and will incur currency conversion costs.

       Use of Hedging and Other Strategic Transactions. The International Small Cap Fund is currently authorized to use all of the various investment strategies referred to under "RISK FACTORS -- Hedging and Other Strategic Transactions." The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

  Emerging Growth Fund

       The investment objective of the Emerging Growth Fund is maximum capital appreciation. Warburg manages the Emerging Growth Fund and will pursue this objective by investing primarily in a portfolio of equity securities of domestic companies.

       The Emerging Growth Fund ordinarily will invest at least 65% of its total assets in common stocks or warrants of emerging growth companies that represent attractive opportunities for maximum capital appreciation. Emerging growth companies are small- or medium-sized companies that have passed their start-up phase and that show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time.

       The Emerging Growth Fund is classified as a non-diversified investment company under the 1940 Act, which means that portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. As a non-diversified investment company, the portfolio may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the portfolio assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

       Although under current market conditions the Emerging Growth Fund expects to invest in companies having stock market capitalizations of up to approximately $500 million, the portfolio may invest in emerging growth companies without regard to their market capitalization. Emerging growth companies generally stand to benefit from new products or services, technological developments or changes in management and other factors and include smaller companies experiencing unusual developments affecting their market value. These "special situation companies" include companies that are involved in the following: an acquisition or consolidation; a reorganization; a recapitalization; a merger, liquidation, or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company's stock; or a change in corporate control.

       The Emerging Growth Fund may invest up to 20% of its total assets in investment grade debt securities (other than money market obligations) and preferred stocks that are not convertible into common stock for the purpose of seeking capital appreciation. The interest income to be derived may be considered as one factor in selecting debt securities for investment by Warburg. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon Warburg's ability to accurately forecast changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

       A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by Warburg. Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by the portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the portfolio. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the portfolio should continue to hold the securities.

       When Warburg believes that a defensive posture is warranted, the Emerging Growth Fund may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements.

       The Emerging Growth Fund is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations and for temporary defensive purposes may invest in these securities without limit. These instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Warburg to be high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

       Investing in securities of emerging growth and small-sized companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because small- and medium-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Emerging Growth Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. In addition, small- and medium-sized companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small- and medium-sized companies than for larger, more established ones. Securities of issuers in "special situations" also may be more volatile, since the market value of these securities may decline in value if the anticipated benefits do not materialize. Although investing in securities of emerging growth companies or "special situations" offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the portfolio may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in better-known, larger companies.

       The Emerging Growth Fund will be subject to certain risks as a result of its ability to invest up to 20% of its total assets in the securities of foreign issuers. These risks are described under the caption "RISK FACTORS -- Foreign

  Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION --Taxes" in this Prospectus.

       Use of Hedging and Other Strategic Transactions    The Emerging Growth
  Fund is currently authorized to use all of the investment strategies referred to under "RISK FACTORS -- Hedging and Other Strategic Transactions." However, it is not presently contemplated that any of these strategies will be used to a significant degree by the portfolio.

  Pilgrim Baxter Growth Fund

       The investment objective of the Pilgrim Baxter Growth Fund is capital appreciation. PBHG manages the Pilgrim Baxter Growth Fund and seeks to achieve its objective by investing in companies believed by the Subadviser to have an outlook for strong earnings growth and the potential for significant capital appreciation.

       The Pilgrim Baxter Growth Fund will normally be as fully invested as practicable in common stocks and securities convertible into common stocks, but also may invest up to 5% of its assets in warrants and rights to purchase common stocks. In the opinion of the Subadviser, there may be times when the shareholders' interests are best served and the investment objective is more likely to be achieved by having varying amounts of the portfolio's assets invested in convertible securities.

       Under normal market conditions, the Pilgrim Baxter Growth Fund will invest at least 65% of its total assets in common stocks and convertible securities of small and medium sized growth companies (market capitalization or annual revenues up to $2 billion). The average market capitalizations or annual revenues of holdings in the portfolio may, however, fluctuate over time as a result of market valuation levels and the availability of specific investment opportunities. In addition, the portfolio may continue to hold securities of companies whose market capitalizations or annual revenues grow above $2 billion subsequent to purchase, if the company continues to satisfy the other investment policies of the portfolio.

       The Subadviser tries to keep the portfolio fully invested at all times However, for temporary defensive purposes, when the Subadviser determines that market conditions warrant, each portfolio may invest up to 100% of its assets in cash and money market instruments (consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO"); repurchase agreements involving such securities; and, to the extent permitted by applicable law and the portfolio's investment restrictions, shares of other investment companies investing solely in money market securities). To the extent the portfolio is invested in temporary defensive instruments, it will not be pursuing its investment objective.

       The Subadviser's investment process in managing the assets of the Pilgrim Baxter Growth Fund is both quantitative and fundamental, and is extremely focused on quality earnings growth. In seeking to identify investment opportunities for the portfolio, the Subadviser begins by creating a universe of rapidly growing companies with market capitalizations within the parameters described above and that possess certain quality characteristics. Using proprietary software and research models that incorporate important attributes of successful growth, such as positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth, the Subadviser creates a universe of growing companies. Then, using fundamental research, the Subadviser evaluates each company's earnings quality and assesses the sustainability of the company's current growth trends. Through this highly disciplined process, the Subadviser seeks to construct an investment portfolio that possesses strong growth characteristics.

       While the Subadviser intends to invest in small and medium capitalization companies that have strong balance sheets and that the Subadviser's research indicates should exceed consensus earnings expectations, any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies

       Securities will be sold when the Subadviser believes that anticipated appreciation is no longer probable, alternative investments offer superior appreciation prospects, or the risk of a decline in market price is too great. Because of its policy with respect to the sales of investments, the Pilgrim Baxter Growth Fund may from time to time realize short-term gains or losses. The portfolio will likely have somewhat greater volatility than the stock market in general, as measured by the S&P 500 Index.

       Normally, the Pilgrim Baxter Growth Fund will purchase only securities traded in the United States or Canada on registered exchanges or in the over-the-counter market. The Portfolio may invest up to 15% of its total assets in securities of foreign issuers (including ADRs). To the extent the portfolio invests in foreign securities, it will be subject to certain risks as described under the caption "RISK FACTORS --Foreign Securities" in this Prospectus.

  Use of Hedging and Other Strategic Transactions

       The Pilgrim Baxter Growth Fund is currently authorized to use all of the investment strategies referred to under "RISK FACTORS -- Hedging and Other Strategic Transactions." With the exception of forward foreign currency contracts, however, it is not presently contemplated that any of these strategies will be used to a significant degree by the portfolio. The Statement of Additional Information contains a description of these strategies and certain risks associated therewith.

  Small/Mid Cap Fund

       The investment objective of the Small/Mid Cap Fund is to seek long term capital appreciation. Alger manages the Small/Mid Cap Fund and will pursue this objective by investing at least 65% of the Portfolio's total assets (except during temporary defensive periods) in small/mid cap equity securities. As used in this Prospectus small/mid cap equity securities are equity securities of companies that, at the time of purchase, have "total market capitalization" -- present market value per share multiplied by the total number of shares outstanding -- between $500 million and $5 billion.
  The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization of $5 billion or greater and in excess of that amount (up to 100% of its assets ) during temporary defensive periods.

       The Small/Mid Cap Fund seeks to achieve its investment objective by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Portfolio will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market.

       The Small/Mid Cap Fund may invest a significant portion of its assets in the securities of small companies. Small companies are those which are still in the developing stages of their life cycles and will attempt to achieve rapid growth in both sales and earnings. Investments in small companies involve greater risk than is customarily associated with more established companies. These companies often have sales and earnings growth rates which exceed those of large companies. Such growth rates may be reflected in more rapid share price appreciation. However, smaller companies often have limited operating histories, product lines, markets or financial resources, and they may be dependent upon the management of only a few people. These companies may be subject to intense competition from larger entities, and the securities of such companies may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of larger companies or the market averages in general. Therefore, the net asset values of the Small/Mid Cap Fund may fluctuate more widely than the popular market averages. Accordingly, an investment in the portfolio may not be appropriate for all investors.

       In order to afford the Portfolio the flexibility to take advantage of new opportunities for investments in accordance with its investment objectives, it may hold up to 15% of its net assets (up to 100% of their assets during temporary defensive periods) in money market instruments, bank and thrift obligations, obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, foreign bank obligations and obligations of foreign branches of domestic banks, variable rate master demand notes and repurchase agreements. When the Portfolio is in a defensive position, the opportunity to achieve capital growth will be limited, and, to the extent that this assessment of market conditions is incorrect, the Portfolio will be foregoing the opportunity to benefit from capital growth resulting from increases in the value of its investments and may not achieve its investment objective.

       Foreign Securities. The Portfolio may invest up to 20% of its total assets in foreign securities and will be subject to certain risks as a result of these investments. These risks are described under the caption "RISK FACTORS -- Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION -Taxes" in this Prospectus. The Portfolio may also purchase American Depository Receipts ("ADRs") or U.S. dollar-denominated securities of foreign issuers that are not included in the 20% foreign securities limitation. See "RISK FACTORS - Foreign Securities" in this Prospectus for a description of ADRs.

       Use of Hedging and Other Strategic Transactions. The Small/Mid Cap Fund is currently authorized to use all of the various investment strategies referred to under "RISK FACTORS -- Hedging and Other Strategic Transactions". The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

  International Stock Fund

       The investment objective of the International Stock Fund is long-term growth of capital. Price-Fleming manages the International Stock Fund and seeks to attain this objective by investing primarily in common stocks of established, non-U.S. companies. The portfolio expects to invest substantially all of its assets outside the U.S. and to diversify broadly among countries throughout the world -- developed, newly industrialized, and emerging. The portfolio will invest in at least three countries outside the United States.

       The International Stock Fund expects to invest substantially all of its assets in common stocks. However, the portfolio may also invest in a variety of other equity-related securities, such as preferred stocks, warrants and convertible securities, as well as corporate and governmental debt securities, when considered consistent with the portfolio's investment objectives and program. Under normal market conditions, the portfolio's investment in securities other than common stocks is limited to no more than 35% of total assets. However, for temporary defensive purposes, the portfolio may invest all or a significant portion of its assets in U.S. Government and corporate debt obligations. The portfolio will not purchase any debt security which at the time of purchase is rated below investment grade. This would not prevent the portfolio from retaining a security downgraded to below investment grade after purchase.

       The International Stock Fund will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, the portfolio may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and serves as a short-term defense during periods of unusual market volatility.

       Price-Fleming uses a "bottom-up" approach to stock selection based on fundamental research. A company's prospects for achieving and sustaining above-average, long-term earnings growth is generally the Subadviser's primary focus. However, valuation factors, such as price/earnings, price/cash flow, and price/book are also important considerations. In conjunction with identifying potential stocks for investment, external factors are also reviewed. For example, a country's or region's political, economic, and financial status help shape the outlook for individual stocks and also affect decisions regarding the prudent level of overall exposure to particular areas.

       It is the present intention of Price-Fleming to invest in companies based in (or governments of or within) the Far East (for example, Japan, Hong Kong, Singapore, and Malaysia), Europe (for example, United Kingdom, Germany, Hungary, Poland, Netherlands, France, Spain, and Switzerland), South Africa, Australia, Canada, Latin America, and such other areas and countries as Price-Fleming may determine from time to time.

       In determining the appropriate distribution of investments among various countries and geographic regions, Price-Fleming ordinarily considers the following factors: prospects for relative economic growth between foreign countries; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of individual investment opportunities available to international investors. In analyzing companies for investment, Price-Fleming ordinarily looks for one or more of the following characteristics: an above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their market place.

       While current dividend income is not a prerequisite in the selection of International Stock Fund companies, the companies in which the portfolio invests normally will have a record of paying dividends, and will generally be expected to increase the amounts of such dividends in future years as earnings increase. It is expected that the portfolio's investments will ordinarily be traded on exchanges located at least in the respective countries in which the various issuers of such securities are principally based.

       The International Stock Fund may purchase the securities of certain foreign investment portfolios or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trust's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the portfolio held its investment. In addition, the portfolio may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. To avoid such tax and interest, the portfolio intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; losses will not be recognized. Such gains will be considered ordinary income, which the portfolio will be required to distribute even though it has not sold the security.

       The International Stock Fund may also engage in a variety of investment management practices, such as buying and selling futures and options and engaging in foreign currency exchange contracts. The portfolio may invest up to 10% of its total assets in hybrid instruments, which are a type of high-risk derivative which can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conversion terms of a security could be related to the market price of some commodity, currency or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. The Statement of Additional Information contains a fuller description of such instruments and the risks associated therewith.

       The International Stock Fund will be subject to special risks as a result of its ability to invest up to 100% of its total assets in foreign securities. These include non-dollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). These risks are described under the caption "RISK FACTORS --Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION --Taxes" in this Prospectus.

  Use of Hedging and Other Strategic Transactions

       The International Stock Fund is currently authorized to use all of the various investment strategies referred to under "RISK FACTORS -- Hedging and Other Strategic Transactions." The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

  Worldwide Growth Fund

       The investment objective of the Worldwide Growth Fund is long-term growth of capital. Founders manages the Worldwide Growth Fund and seeks to attain this objective by normally investing at least 65% of its total assets in equity securities of growth companies in a variety of markets throughout the world.

       The Worldwide Growth Fund will emphasize common stocks of both emerging and established growth companies that generally have proven performance records and strong market positions. The portfolio's holdings will usually consist of investments in companies in various countries throughout the world, but it will always invest at least 65% of its total assets in three or more countries. The portfolio will not invest more than 25% of its total assets in the securities of any one foreign country.

       The Worldwide Growth Fund has the ability to purchase securities in any foreign country as well as in the United States. Foreign investments of the portfolio may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue are expected to be more volatile and more uncertain as to payments of interest and principal. Investments of the portfolio may include securities created through the Brady Plan, a program under which heavily indebted countries have restructured their bank debt into bonds.

       Since the Worldwide Growth Fund's assets will be invested primarily in foreign securities and since substantially all of the portfolio's revenues will be received in foreign currencies, the portfolio's net asset values will be affected by changes in currency exchange rates. The portfolio will pay dividends in dollars and will incur currency conversion costs.

       The Worldwide Growth Fund may invest in convertible securities, preferred stocks, bonds, debentures, and other corporate obligations when Founders believes that these investments offer opportunities for capital appreciation. Current income will not be a substantial factor in the selection of these securities.

       The portfolio will only invest in bonds, debentures, and corporate obligations -- other than convertible securities and preferred stocks -- rated investment grade (BBB or higher) at the time of purchase or, if unrated, of comparable quality in the opinion of Founders. Convertible securities and preferred stocks purchased by the portfolio may be rated in medium and lower categories by Moody's or S&P (Ba or lower by Moody's and BB or lower by S&P), but will not be rated lower than B. The portfolio may also invest in unrated convertible securities and preferred stocks in instances in which Founders believes that the financial condition of the issuer or the protection afforded by the terms of the securities limits risk to a level similar to that of securities eligible for purchase by the portfolio rated in categories no lower than B. At no time will the portfolio have more than 5% of its total assets invested in any fixed-income securities which are unrated or are rated below investment grade either at the time of purchase or as a result of a reduction in rating after purchase. The portfolio is not required to dispose of debt securities whose ratings are downgraded below these ratings subsequent to the portfolio's purchase of the securities, unless such a disposition is necessary to reduce the portfolio's holdings of such securities to less than 5% of its total assets. See "RISK FACTORS -- High Yield/High Risk Securities." A description of the ratings used by Moody's and S&P is set forth in Appendix I to the Prospectus.

       Up to 100% of the assets of the Worldwide Growth Fund may be invested temporarily in U.S. Government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions, U.S. branches of foreign depository institutions, and foreign depository institutions, in cash, or in other cash equivalents, if Founders determines it to be appropriate for purposes of enhancing liquidity or preserving capital in light of prevailing market or economic conditions. The portfolio may also acquire certificates of deposit and bankers' acceptances of banks which meet criteria established by the Fund's Trustees. While the portfolio is in a defensive position, the opportunity to achieve capital growth will be limited, and, to the extent that this assessment of market conditions is incorrect, the portfolio will be foregoing the opportunity to benefit from capital growth resulting from increases in the value of equity investments.

       The Worldwide Growth Fund may invest in the securities of small and medium-sized companies. The Subadviser considers small and medium-sized companies to be those which are still in the developing stages of their life cycles and are attempting to achieve rapid growth in both sales and earnings. Investments in small and medium-sized companies involve greater risk than is customarily associated with more established companies. These companies often have sales and earnings growth rates which exceed those of large companies. Such growth rates may in turn be reflected in more rapid share price appreciation. However, smaller companies often have limited operating histories, product lines, markets, or financial resources, and they may be dependent upon one-person management. These companies may be subject to intense competition from larger entities, and the securities of such companies may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of larger companies or the market averages in general. Therefore, the net asset value of the Worldwide Growth Fund's shares may fluctuate more widely than the popular market averages.

       The Worldwide Growth Fund will be subject to special risks as a result of its ability to invest up to 100% of its total assets in foreign securities. These risks are described under the caption "RISK FACTORS --Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION --Taxes" in this Prospectus.

  Use of Hedging and Other Strategic Transactions

       The Worldwide Growth Fund is currently authorized to use all of the various investment strategies referred to under "RISK FACTORS -- Hedging and Other Strategic Transactions." The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

  Global Equity Fund

       The investment objective of the Global Equity Fund (prior to October 1, 1996, the "Global Growth Fund") is long-term capital appreciation. Morgan Stanley manages the Global Equity Fund and seeks to attain this objective by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, American and Global Depository Receipts and other equity securities of issuers throughout the world, including issuers in the U.S. and emerging market countries.

       Under normal circumstances, at least 65% of the value of the total assets of the Global Equity Fund will be invested in equity securities and at least 20% of the value of the portfolio's total assets will be invested in the common stocks of U.S. issuers. The portfolio may also invest in money market instruments. Although the portfolio intends to invest primarily in securities listed on stock exchanges, it will also invest in equity securities that are traded over-the-counter or that are not admitted to listing on a stock exchange or dealt in on a regulated market. As a result of the absence of a public trading market, such securities may pose liquidity risks.

       The Subadviser's approach is oriented to individual stock selection and is value driven. In selecting stocks for the portfolio, the Subadviser initially identifies those stocks that it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues, and then evaluates the future value of such stocks by running the results of an in-depth study of the issuer through a dividend discount model. In selecting investments, the Subadviser utilizes the research of a number of sources, including Morgan Stanley Capital International, an affiliate of the Subadviser located in Geneva, Switzerland. Portfolio holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Subadviser's value criteria. Equity securities which no longer conform to such investment criteria will be sold. Although the portfolio will not invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held.

       The Global Equity Fund may engage in forward foreign currency exchanges and when-issued or delayed delivery securities.

       The Global Equity Fund will be subject to special risks as a result of its ability to invest up to 100% of its total assets in foreign securities. These risks, including the risks of the possible increased likelihood of expropriation or the return to power of a communist regime which would institute policies to expropriate, nationalize or otherwise confiscate investments, are described under the caption "RISK FACTORS --Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION --Taxes" in this Prospectus.

  Use of Hedging and Other Strategic Transactions

       The Global Equity Fund is currently authorized to use all of the various investment strategies referred to under "RISK FACTORS -- Hedging and Other Strategic Transactions." With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the portfolio. The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

  Growth Equity Fund

       The investment objective of the Growth Equity Fund is to seek long-term growth of capital. Founders manages the Growth Equity Fund and will pursue this objective by investing, under normal market conditions, at least 65% of its assets in common stocks of well-established, high-quality growth companies that Founders believes have the potential to increase earnings faster than the rest of the market. These companies tend to have strong performance records, solid market positions and reasonable financial strength, and have continuous operating records of three years or more.

       The Growth Equity Fund may invest in convertible securities, preferred stocks, bonds, debentures and other corporate obligations when Founders believes that these investments offer opportunities for capital appreciation. Current income will not be a substantial factor in the selection of these securities. The Growth Equity Fund will only invest in bonds, debentures and corporate obligations--other than convertible securities and preferred stock-- rated investment-grade (Baa or higher by Moody's and BBB or higher by S&P) or, if unrated, of comparable quality in the opinion of Founders at the time of purchase. Convertible securities and preferred stocks purchased by the Portfolio may be rated in medium and lower categories by Moody's or S&P (Ba or lower by Moody's and BB or lower by S&P) but will not be rated lower than B. The Growth Equity Fund may also invest in unrated convertible securities and preferred stocks in instances in which Founders believes that the financial condition of the issuer or the protection afforded by the terms of the securities limits risk to a level similar to that of securities rated in categories no lower than B. At no time will the portfolio have more than 5% of its total assets invested in any fixed-income securities which are unrated or are rated below investment grade either at the time of purchase or as a result of a reduction in rating after purchase. The portfolio is not required to dispose of debt securities whose ratings are downgraded below these ratings subsequent to the portfolio's purchase of the securities, unless such a disposition is necessary to reduce the portfolio's holdings of such securities to less than 5% of its total assets. See "RISK FACTORS - High Yield Securities."

       The Growth Equity Fund may invest up to 100% of its assets temporarily in the following securities if Founders determines that it is appropriate for purposes of enhancing liquidity or preserving capital in light of prevailing market or economic conditions: cash, cash equivalents, U.S. government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions, U.S. branches of foreign depository institutions, and foreign depository institutions. The portfolio may also acquire certificates of deposit and bankers' acceptances of banks which meet criteria established by the Fund's Trustees. When the Growth Equity Fund is in a defensive position, the opportunity to achieve capital growth will be limited, and, to the extent that this assessment of market conditions is incorrect, the Growth Equity Fund will be foregoing the opportunity to benefit from capital growth resulting from increases in the value of equity investments and may not achieve its investment objective.

       Foreign Securities. The Growth Equity Fund may invest without limit in ADRs and up to 30% of its total assets in foreign securities (other than ADRs), with no more than 25% invested in any one foreign country. The Growth Equity Fund will be subject to certain risks as a result of these investments. These risks are described under the caption "RISK FACTORS -- Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION -Taxes" in this Prospectus.

       Use of Hedging and Other Strategic Transactions. The Growth Equity Fund is currently authorized to use all of the various investment strategies referred to under "RISK FACTORS -- Hedging and Other Strategic Transactions." The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

  Common Stock Fund

       The investment objective of the Common Stock Fund is to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return. MAC manages the Common Stock Fund.

        In pursuit of its objective, the Common Stock Fund will invest principally in common stocks or in securities convertible into common stocks or carrying rights or warrants to purchase common stock or to participate in earnings. In selecting investments, emphasis will be placed on companies with good financial resources, strong balance sheet, satisfactory rate of return on capital, good industry position, superior management skills, and earnings that tend to grow at above average rates. The Fund's investments are not limited to any particular type or size of company, but high-quality growth amd income stocks are emphasized.

       Investments will be made primarily in securities listed on national securities exchanges, but the Fund may purchase securities traded in the United States over-the-counter market. When, in the opinion of management, market or economic conditions warrant a defensive posture, the Fund may place all or a portion of its assets in fixed-income securities. The Fund may also maintain a portion of its assets in cash or short-term debt securities pending selection of particular long-term investments. The Fund may purchase securities on a forward-commitment, when-issued or delayed-delivery basis.

       The Common Stock Fund will be subject to certain risks as a result of its ability to invest up to 100% of its total assets in the following types of
                          ----
  foreign securities: (i) U.S. dollar denominated obligations of foreign branches of U.S. banks, (ii) securities represented by ADRs listed on a national securities exchange or traded in the U.S. over-the-counter market,
  (iii) securities of a corporation organized in a jurisdiction other than the U.S. and listed on the New York Stock Exchange or NASDAQ or (iv) securities denominated in U.S. dollars but issued by non U.S. issuers and issued under U.S. federal securities regulations (for example, U.S. dollar denominated obligations issued or guaranteed as to principal or interest by the Government of Canada or any Canadian Crown agency). These risks are described under the caption "RISK FACTORS --Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION --Taxes" in this Prospectus.

       Use of Hedging and Other Strategic Transactions    The Common Stock Fund
  does not presently use any of the investment strategies referred to under "RISK FACTORS -- Hedging and Other Strategic Transactions."

  Equity Index Fund

       The investment objective of the Equity Index Fund is to achieve investment results which approximate the total return of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "Index"). MAC manages the Equity Index Fund.

       The Equity Index Fund is designed to provide an economical and convenient means of maintaining a widely diversified investment in the United States equity market as part of an overall investment strategy. The portfolio uses the Index as its standard performance comparison because it represents more than 70% of the total market value of all publicly traded common stocks in the United States and is widely viewed among investors as representative of the performance of publicly traded common stocks in the United States.

       The Index is composed of 500 selected common stocks, over 95% of which are listed on the New York Stock Exchange. The Index is an unmanaged index of common stock prices. The performance of the Index is based on changes in the prices of stocks comprising the Index and assumes the reinvestment of all dividends paid on such stocks. Taxes, brokerage, commissions and other fees are disregarded in computing the level of the Index. Standard & Poor's selects the stocks to be included in the Index on a proprietary basis but does incorporate such factors as the market capitalization and trading activity of each stock and its adequacy as representative of stocks in a particular industry group. Stocks in the Index are weighted according to their market capitalization (i.e., the number of shares outstanding multiplied by the stock's current price)./1/

  _______________________
  /1/"Standard & Poor's (R)", "S&P 500 (R)", "S&P (R)", "Standard & Poor's 500
  (R) and "500" are trademarks of McGraw-Hill, Inc.

       The Index fluctuates in value with changes in the market value of the 500 stocks included in the Index at any point in time. An investment in the Equity-Index Fund involves risks similar to the risks of investing directly in the stocks included in the Index.

       The Subadviser will not attempt to "manage" the Equity Index Fund in the traditional portfolio management sense which generally involves the buying and selling of securities based upon investment analysis of economic, financial and market factors. Instead, the portfolio, utilizing a "passive" or "indexing" investment approach, attempts to duplicate the performance of the Index. The adverse financial situation of a company will not directly result in its elimination from the portfolio unless, of course, the company in question is removed from the Index. Conversely, the projected superior financial performance of a company would not normally lead to an increase in the portfolio's holdings of the company. Under normal circumstances, the net assets of the Equity Index Fund will be invested in any combination of the
  following  investments:   1)  representative common stocks, 2)  Standard &
  Poor's 500 Futures Contracts and 3) Standard & Poor's Depository Receipts (R).

       With regard to the portion of the Equity Index Fund invested in common stocks, the method used to select investments for the portfolio involves investing in common stocks in approximately the order of their respective market value weightings in the Index, beginning with those having the highest weightings. For diversification purposes, the portfolio can purchase stocks with smaller weightings in order to represent other sectors of the Index. The portfolio will invest only in those stocks, and in such amounts, as its Subadviser deems necessary and appropriate in order for the portfolio to approximate the performance of the Index.

       There is no minimum or maximum number of stocks included in the Index which the Equity Index Fund must hold. Under normal circumstances, it is expected that the portion of the portfolio invested in stocks would hold between 300 and 500 different stocks included in the Index. The portfolio may compensate for the omission of a stock that is included in the Index, or for purchasing stocks in other than the same proportion that they are represented in the Index, by purchasing stocks that are believed to have characteristics that correspond to those of the omitted stocks. The portfolio may invest in short-term debt securities to maintain liquidity or pending investment in stocks or Standard & Poor's Stock Index Futures Contracts (S&P 500 Futures Contracts).

       Tracking error is measured by the difference between the total return for the Index and the total return for the portfolio after deductions of fees and expenses. All tracking error deviations are reviewed to determine the effectiveness of investment policies and techniques. Tracking error is reviewed at least weekly and more frequently if such a review is indicated by significant cash balance changes, market conditions or changes in the composition of the Index. If deviation accuracy is not maintained, the Equity Index Fund will rebalance its composition by selecting securities which, in the opinion of the Subadviser, will provide a more representative sampling of the capitalization of the securities in the Index as a whole or a more representative sampling of the sector diversification in the Index.

       S&P licenses certain trademarks and trade names to the Fund but disclaims any responsibility or liability to the Fund and its shareholders. See Appendix III for such disclaimer.

       Use of Hedging and Other Strategic Transactions    The Equity Index Fund
  may (i) invest any portion of its net assets in S&P 500 Futures Contracts until the portfolio reaches $25 million in net assets and (ii) once the portfolio reaches $25 million in net assets, invest no more than 20% of its net assets in S&P 500 Futures Contracts. A description of this investment strategy appears under "RISK FACTORS -- Hedging and Other Strategic Transactions" below in this Prospectus and under "Hedging and Other Strategic Transactions" in the Statement of Additional Information..

  Blue Chip Growth Fund

       The primary investment objective of the Blue Chip Growth Fund is to provide long-term growth of capital. Current income is a secondary objective, and many of the stocks in the portfolio are expected to pay dividends. T. Rowe Price manages the Blue Chip Growth Fund.

       The portfolio will invest at least 65% of its total assets in the common stocks of large and medium-sized blue chip companies, as defined by T. Rowe Price. These companies will be well established in their industries and have the potential for above-average growth in earnings.

       In identifying blue chip companies, T. Rowe Price will generally take the following into consideration:

      *Leading market positions. Blue chip companies often have leading market positions that are expected to be maintained or enhanced over time. Strong positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for good unit sales. These factors, in turn, can lead to higher earnings growth and greater share price appreciation.

      *Seasoned management teams. Seasoned management teams with a track record of providing superior financial results are important for a company's long-term growth prospects. T. Rowe Price analysts will evaluate the depth and breadth of a company's management experience.

      *Strong financial fundamentals. Companies should demonstrate faster earnings growth than their competitors and the market in general; high profit margins relative to competitors; strong cash flow; a healthy balance sheet with relatively low debt; and a high return on equity with a comparatively low dividend payout ratio.

       Most of the assets of the portfolio will be invested in U.S. common stocks. However, the portfolio may also purchase other types of securities, for example, foreign securities, convertible stocks and bonds, and warrants, when considered consistent with the portfolio's investment objective and program. Investments in convertible securities, preferred stocks and debt securities are limited to 25% of total assets. The portfolio will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, the portfolio may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and serves as a short-term defense during periods of unusual market volatility.

       T. Rowe Price analysts evaluate the growth prospects of companies and the industries in which they operate. This approach seeks to identify companies with strong market franchises in industries that appear to be strategically poised for long-term growth. The investment approach reflects T. Rowe Price's belief that the combination of solid company fundamentals (with emphasis on the potential for above-average growth in earnings) along with a positive outlook for the overall industry will ultimately reward investors with a higher stock price. While primary emphasis is placed on a company's prospects for future growth, the portfolio will not purchase securities that, in T. Rowe Price's opinion, are overvalued considering the underlying business fundamentals. In the search for substantial capital appreciation, the portfolio looks for stocks attractively priced relative to their anticipated long-term value.

       The Blue Chip Growth Fund may invest in debt securities of any type without regard to quality or rating. Such securities would be purchased in companies which meet the investment criteria for the portfolio. The total return and yield of lower-quality (high-yield/high-risk) bonds, commonly referred to as "junk" bonds, can be expected to fluctuate more than the total return and yield of higher-quality, shorter-term bonds, but not as much as common stocks. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The portfolio will not purchase a noninvestment-grade debt security (or junk bond) if immediately after such purchase the portfolio would have more than 5% of its total assets invested in such securities. See "RISK FACTORS -- High Yield /High Risk Securities" for further information.

       The Blue Chip Growth Fund may also engage in a variety of investment management practices, such as buying and selling futures and options. The portfolio may invest up to 10% of its total assets in hybrid instruments, which are a type of high-risk derivative which can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conversion terms of a security could be related to the market price of some commodity, currency or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. The Statement of Additional Information contains a fuller description of such instruments and the risks associated therewith.

       The Blue Chip Growth Fund will be subject to special risks as a result of its ability to invest up to 20% of its total assets in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). These risks are described under the caption "RISK FACTORS --Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION --Taxes" in this Prospectus.

  Use of Hedging and Other Strategic Transactions

       The Blue Chip Growth Fund is currently authorized to use all of the various investment strategies referred to under "RISK FACTORS -- Hedging and Other Strategic Transactions." The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

  Value Fund

       The investment objective of the Value Fund is to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. MAS manages the Value Fund and seeks to attain this objective by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.

       Under normal circumstances, the Value Fund will invest at least 65% of its total assets in equity securities. The portfolio may also invest in obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, corporate bonds, foreign bonds, zero coupons, repurchase agreements, cash equivalents, foreign currencies, investment company securities and derivatives, including when-issued or delayed delivery securities, forward foreign currency exchange contracts, futures, options and swaps. See "OTHER INSTRUMENTS" and "HEDGING AND OTHER STRATEGIC TRANSACTIONS" in the Statement of Additional Information.

       The Subadviser's approach is to select equity securities which are deemed to be undervalued relative to the stock market in general as measured by the Standard & Poor's 500 Index, based on value measures such as price/earnings ratios and price/book ratios, as well as fundamental research. While capital return will be emphasized somewhat more than income return, the Value Fund's total return will consist of both capital and income returns. Stocks that are deemed to be under-valued in the marketplace have, under most market conditions, provided higher dividend income returns than stocks that are deemed to have long-term earnings growth potential which normally sell at higher price/earnings ratios.

       The Value Fund may invest without limit in ADRs and up to 5% of its total assets in foreign equities excluding ADRs. The risks associated with foreign securities are described under the caption "RISK FACTORS --Foreign Securities" in this Prospectus.

  Use of Hedging and Other Strategic Transactions

       The Value Fund is currently authorized to use all of the various investment strategies referred to under "RISK FACTORS -- Hedging and Other Strategic Transactions." The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

  International Growth and Income Fund

       The investment objective of the International Growth and Income Fund is to seek long-term growth of capital and income. The Portfolio is designed for investors with a long-term investment horizon who want to take advantage of investment opportunities outside the United States.

       J.P. Morgan manages the International Growth and Income Fund and will seek to achieve the Portfolio's investment objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of foreign issuers, consisting of common stocks and other securities with equity characteristics such as preferred stock, warrants, rights and convertible securities. The Portfolio will focus primarily on the common stock of established companies based in developed countries outside the United States. Such investments will be made in at least three foreign countries. For this purpose, a developed country is any country included in the MSCI World Index. The countries currently included in this Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and the U.S. The Portfolio invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in certain restricted or unlisted securities. See "RISK FACTORS -- Foreign Securities." Under normal circumstances, the International Growth and Income Fund expects to invest primarily in equity securities. However, the Portfolio may invest up to 35% of its assets in debt obligations of corporate, sovereign issuers or supranational organizations rated A or higher by Moody's or S&P, or if unrated, of equivalent credit quality as determined by the Subadviser. See "Strategic Income Fund" below for additional information on supranational organizations. Under normal circumstances, the Portfolio will be invested approximately 85% in equity securities and 15% in fixed income securities. J.P. Morgan may allocate the Portfolio's investment in these asset classes in a manner consistent with the Portfolio's investment objective and current market conditions. Using a variety of analytical tools, J.P. Morgan assesses the relative attractiveness of each asset class and determines an optimal allocation between them. Yields on non-U.S. equity securities tend to be lower than those on equity securities of U.S. issuers. Therefore, current income from the Portfolio may not be as high as that available from a portfolio of U.S. equity securities.

       In pursuing the International Growth and Income Fund's objective, J.P. Morgan will actively manage the assets of the Portfolio through country allocation and stock valuation and selection. Based on fundamental research, quantitative valuation techniques and experienced judgment, J.P. Morgan uses a structured decision-making process to allocate the Portfolio primarily across the developed countries of the world outside the United States. This universe is typically represented by the Morgan Stanley Europe, Australia and Far East Index (the "EAFE Index").

       Using a dividend discount model and based on analysts' industry expertise, securities within each country are ranked within industry sectors according to their relative value. Based on this valuation, J.P. Morgan selects the securities which appear the most attractive for the Portfolio. J.P. Morgan believes that under normal market conditions, industrial sector weightings generally will be similar to those of the EAFE index.

       Finally, J.P. Morgan actively manages currency exposure, in conjunction with country and stock allocation, in an attempt to protect and possibly enhance the International Growth and Income Fund's market value. Through the use of forward foreign currency exchange contracts, J.P. Morgan will adjust the Portfolio's foreign currency weightings to reduce its exposure to currencies that the Subadviser deems unattractive and, in certain circumstances, increase exposure to currencies deemed attractive, as market conditions warrant, based on fundamental research, technical factors and the judgment of a team of experienced currency managers.

       The International Growth and Income Fund intends to manage its portfolio actively in pursuit of its investment objective. The Portfolio does not expect to trade in securities for short-term profits; however, when circumstances warrant, securities may be sold without regard to the length of time held. See "GENERAL INFORMATION -- Taxes." To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs.

       The International Growth and Income Fund may also invest in securities on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, loan its portfolio securities and purchase certain privately placed securities. See "RISK FACTORS."

       The International Growth and Income Fund may make money market investments pending other investments or settlement or for liquidity purposes. In addition, when J.P. Morgan believes that investing for defensive purposes is appropriate, such as during periods of unusual or unfavorable market or economics conditions, up to 100% of the Portfolio's assets may be temporarily invested in money market instruments. The money market investments permitted for the Portfolio include obligations of the U.S. Government and its agencies and instrumentalities, other debt securities, commercial paper, bank obligations and repurchase agreements, as described below under "Money Market Fund."

       The International Growth and Income Fund will be subject to special risks as a result of its ability to invest up to 100% of its assets in foreign securities. These risks are described under the caption "RISK FACTORS -- Foreign Securities" in this Prospectus. The ability to diversify its investments among the equity markets of different countries may, however, reduce the overall level of market risk to the extent it may reduce the Portfolio's exposure to a single market. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION -- Taxes" in this Prospectus.

       Use of Hedging and Other Strategic Transactions. The International Growth and Income Fund is currently authorized to use all of the various investment strategies referred to under "RISK FACTORS -- Hedging and Other Strategic Transactions". With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the Portfolio. The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

  Growth and Income Fund

       The investment objective of the Growth and Income Fund is to provide long-term growth of capital and income consistent with prudent investment risk.

       Wellington Management manages the Growth and Income Fund and seeks to achieve the Portfolio's objective by investing primarily in a diversified portfolio of common stocks of U.S. issuers which Wellington Management believes are of high quality. Wellington Management believes that high quality is evidenced by a leadership position within an industry, a strong or improving balance sheet, relatively high return on equity, steady or increasing dividend payout, and strong management skills. The Growth and Income Fund's investments will primarily emphasize dividend paying stocks of larger companies. The Growth and Income Fund may also invest in securities convertible into or which carry the right to buy common stocks, including those convertible securities issued in the Euromarket; preferred stocks; and marketable debt securities of domestic issuers and of foreign issuers (payable in U.S. dollars), if such marketable debt securities of domestic issuers and foreign issuers are rated at the time of purchase "A" or better by Moody's or S&P or, if unrated, deemed to be of equivalent quality in Wellington Management's judgment. When market or financial conditions warrant a temporary defensive posture, the Growth and Income Fund may, in order to reduce risk and achieve attractive total investment return, invest in securities which are authorized for purchase by the Investment Quality Bond Fund or the Money Market Fund. The Subadviser expects that under normal market conditions, the Growth and Income Fund's portfolio will consist primarily of equity securities.

       Investments will be selected on the basis of fundamental analysis to identify those securities that, in Wellington Management's judgment, provide the potential for long-term growth of capital and income. Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends and other related measures of value. When selecting securities of issuers domiciled outside of the United States, Wellington Management will also monitor and evaluate the economic and political climate and the principal securities markets of the country in which each company is located.

       The Growth and Income Fund will invest primarily in securities listed on national securities exchanges, but from time to time it may also purchase securities traded in the "over-the-counter" market.

       The Growth and Income Fund will be subject to certain risks as a result of its ability to invest up to 20% of its assets in foreign securities. These risks are described under the caption "RISK FACTORS -- Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION -- Taxes" in this Prospectus.

       Use of Hedging and Other Strategic Transactions. The Growth and Income Fund is currently authorized to use all of the various investment strategies referred to under "RISK FACTORS -- Hedging and Other Strategic Transactions." However, it is not presently anticipated that any of these strategies will be used to a significant degree by the Portfolio. The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

  Equity-Income Fund

       The investment objective of the Equity-Income Fund (prior to December 31, 1996 the "Value Equity Fund") is to provide substantial dividend income and also long term capital appreciation. T. Rowe Price manages the Equity-Income Fund and seeks to attain this objective by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

       Under normal circumstances, the Equity-Income Fund will invest at least 65% of total assets in the common stocks of established companies paying above-average dividends. T. Rowe Price believes that income can be a significant contributor to total return over time and expects the portfolio's yield to be above that of the Standard & Poor's 500 Stock Index.

       The Equity-Income Fund will generally consider companies with the following characteristics:

       -- Established operating histories;

       -- Above-average current dividend yield relative to the average yield of the S&P 500;

       -- Low price/earnings ratios relative to the S&P 500;

       -- Sound balance sheets and other financial characteristics;

       -- Low stock price relative to a company's underlying value as measured by assets, earnings, cash flow, or business franchises.

       The Equity-Income Fund will tend to take a "value" approach and invest in stocks and other securities that appear to be temporarily undervalued by various measures, such as price/earnings ratios. Value investors seek to buy a stock (or other security) when its price is low in relation to what they believe to be its real worth or future prospects. By identifying companies whose stocks are currently out of favor, value investors hope to realize significant appreciation as other investors recognize the stock's intrinsic value and the price rises accordingly. Finding undervalued stocks requires considerable research to identify the particular stock, to analyze the company's underlying financial condition and prospects, and to assess the likelihood that the stock's underlying value will be recognized by the market and reflected in its price.

       The Equity-Income Fund may also purchase other types of securities, for example, foreign securities, preferred stocks, convertible stocks and bonds, and warrants, when considered consistent with the portfolio's investment objective and program. The portfolio will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, the portfolio may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and serves as a short-term defense during periods of unusual market volatility

       The Equity-Income Fund may also invest in debt securities of any type including municipal securities without regard to quality or rating. The total return and yield of lower-quality (high-yield/high-risk) bonds, commonly referred to as "junk" bonds, can be expected to fluctuate more than the total return and yield of higher-quality, shorter-term bonds, but not as much as common stocks. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The portfolio will not purchase a noninvestment-grade debt security (or junk bond) if immediately after such purchase the portfolio would have more than 10% of its total assets invested in such securities.

       The Equity-Income Fund may also engage in a variety of investment management practices, such as buying and selling futures and options. The portfolio may invest up to 10% of its total assets in hybrid instruments, which are a type of high-risk derivative which can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conversion terms of a security could be related to the market price of some commodity, currency or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. The Statement of Additional Information contains a fuller description of such instruments and the risks associated therewith.

       The Equity-Income Fund will be subject to special risks as a result of its ability to invest up to 25% of its total assets in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). These risks are described under the caption "RISK FACTORS --Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION --Taxes" in this Prospectus.

  Use of Hedging and Other Strategic Transactions

       The Equity-Income Fund is currently authorized to use all of the various investment strategies referred to under "RISK FACTORS -- Hedging and Other Strategic Transactions." The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

  Real Estate Securities Fund

       The investment objective of the Real Estate Securities Fund is to achieve a combination of long-term capital appreciation and satisfactory current income by investing in real estate related equity and debt securities. MAC manages the Real Estate Securities Fund and seeks to attain this objective by investing principally in real estate investment trust equity and debt securities and other securities issued by companies which invest in real estate or interests therein.

       The Real Estate Securities Fund may also purchase the common stocks, preferred stocks, convertible securities and bonds of companies operating in industry groups relating to the real estate industry. This would include companies engaged in the development of real estate, building and construction, and other market segments related to real estate. The portfolio will not invest directly in real property nor will it purchase mortgage notes directly.

       Under normal circumstances, at least 65% of the value of the Real Estate Securities Fund's total assets will be invested in real estate related equity and debt securities. When, in the opinion of the Subadviser, market or economic conditions warrant a defensive posture, the portfolio may place all or a portion of its assets in fixed-income securities which may or may not be real estate debt related securities. The portfolio may also maintain a portion of its assets in cash or short-term debt securities pending selection of particular long-term investments. The portfolio may purchase securities on a forward-commitment, when-issued or delayed-delivery basis. For a discussion of these securities, please see the discussion under "When-Issued Securities ("Forward Commitments") below.

       The Real Estate Securities Fund will be subject to certain risks as a result of its ability to invest up to 100% of its total assets in the following types of foreign securities: (i) U.S. dollar denominated obligations of foreign branches of U.S. banks, (ii) securities represented by ADRs listed on a national securities exchange or traded in the U.S. over-the-counter market, (iii) securities of a corporation organized in a jurisdiction other than the U.S. and listed on the New York Stock

  Exchange or NASDAQ or (iv) securities denominated in U.S. dollars but issued by non U.S. issuers and issued under U.S. federal securities regulations (for example, U.S. dollar denominated obligations issued or guaranteed as to principal or interest by the Government of Canada or any Canadian Crown agency). These risks are described under the caption "RISK FACTORS --Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION --Taxes" in this Prospectus.

       Use of Hedging and Other Strategic Transactions    The Real Estate
  Securities Fund does not presently use any of the investment strategies referred to under "RISK FACTORS -- Hedging and Other Strategic Transactions."

  Balanced Fund

       The investment objective of the Balanced Fund is current income and capital appreciation. Founders is the manager of the Balanced Fund and seeks to attain this objective by investing in a balanced portfolio of common stocks, U.S. and foreign government obligations and a variety of corporate fixed-income securities.

       Normally, the Balanced Fund will invest a significant percentage (up to 75%) of its total assets in common stocks, convertible corporate obligations, and preferred stocks. The portfolio emphasizes investment in dividend-paying common stocks with the potential for increased dividends, as well as capital appreciation. The portfolio also may invest in non-dividend-paying companies if, in Founders' opinion, they offer better prospects for capital appreciation.

       The Balanced Fund may invest in convertible securities, preferred stocks, bonds, debentures, and other corporate obligations when Founders believes that these investments offer opportunities for capital appreciation. Current income is also a factor in the selection of these securities.

       The Balanced Fund will maintain a minimum of 25% of its total assets in fixed-income, investment-grade securities rated Baa or higher by Moody's or BBB or higher by S&P. There is, however, no limit on the amount of straight debt securities in which the portfolio may invest. Up to 5% of the Balanced Fund's total assets may be invested in lower-grade (Ba or less by Moody's, BB or less by S&P) or unrated straight debt securities, generally referred to as junk bonds, where Founders determines that such securities present attractive opportunities. The portfolio will not invest in securities rated lower than B. Securities rated B generally lack characteristics of a desirable investment and are deemed speculative with respect to the issuer's capacity to pay interest and repay principal over a long period of time.

       The Balanced Fund may also invest in convertible corporate obligations and preferred stocks. Convertible securities and preferred stocks purchased by the portfolio may be rated in medium and lower categories by Moody's or S&P (Ba or lower by Moody's and BB or lower by S&P) but will not be rated lower than B. The portfolio may also invest in unrated convertible securities and preferred stocks in instances in which Founders believes that the financial condition of the issuer or the protection afforded by the terms of the securities limits risk to a level similar to that of securities eligible for purchase by the portfolio rated in categories no lower than B. At no time will the portfolio have more than 5% of its total assets invested in any fixed-income securities which are unrated or are rated below investment grade either at the time of purchase or as a result of a reduction in rating after purchase. The portfolio is not required to dispose of debt securities whose ratings are downgraded below these ratings subsequent to the portfolio's purchase of the securities, unless such a disposition is necessary to reduce the portfolio's holdings of such securities to less than 5% of its total assets. See "RISK FACTORS -- High Yield /High Risk Securities." A description of the ratings used by Moody's and S&P is set forth in Appendix I to the Prospectus.

       Up to 100% of the assets of the Balanced Fund may be invested temporarily in U.S. Government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions, U.S. branches of foreign depository institutions, and foreign depository institutions, in cash, or in other cash equivalents, if Founders determines it to be appropriate for purposes of enhancing liquidity or preserving capital in light of prevailing market or economic conditions. The portfolio may also acquire certificates of deposit and bankers' acceptances of banks which meet criteria established by the Fund's Board of Trustees. While the portfolio is in a defensive position, the opportunity to achieve capital growth will be limited, and, to the extent that this assessment of market conditions is incorrect, the portfolio will be foregoing the opportunity to benefit from capital growth resulting from increases in the value of equity investments.

       The Balanced Fund may invest without limit in ADRs and up to 30% of its total assets in foreign securities (other than ADRs). The portfolio will not invest more than 25% of its total assets in the securities of any one country.

       The Balanced Fund will be subject to special risks as a result of its ability to invest up to 30% of its total assets in foreign securities, excluding ADRs. These risks are described under the caption "RISK FACTORS -- Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION --Taxes" in this Prospectus.

  Use of Hedging and Other Strategic Transactions

       The Balanced Fund is currently authorized to use all of the various investment strategies referred to under "RISK FACTORS -- Hedging and Other Strategic Transactions." The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

  High Yield Fund

       The investment objective of the High Yield Fund is to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. MAS manages the High Yield Fund and seeks to attain this objective by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

       The High Yield Fund expects to achieve its objective through maximizing current income, although the portfolio may seek capital growth opportunities when consistent with its objective. The portfolio's average weighted maturity ordinarily will be greater than five years. Under normal circumstances, the portfolio will invest at least 65% of the value of its total assets in high yield debt securities.

       High yield securities are generally considered to include corporate bonds, preferred stocks and convertible securities rated Ba through C by Moody's or BB through D by S&P, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by S&P's are classified as non-investment grade securities and are commonly referred to as junk bonds or high yield securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies.

       While such securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High yield securities may be issued as a consequence of corporate restructuring or similar events. Also, high yield securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to investment grade bonds. The risks posed by securities issued under such circumstances are substantial. If a security held by the portfolio is down-graded, the portfolio may retain the security. See "RISK FACTORS -- High Yield/High Risk Securities." A description of the ratings used by Moody's and S&P is set forth in Appendix I to the Prospectus.

       The Subadviser's approach is to use equity and fixed-income valuation techniques and analyses of economic and industry trends to determine portfolio structure. Individual securities are selected and monitored by fixed-income portfolio managers who specialize in credit analysis of fixed-income securities and use in-depth financial analysis to uncover opportunities in undervalued issues. The Subadviser seeks to invest in high yield securities based on the Subadviser's analysis of economic and industry trends and individual security characteristics. The Subadviser conducts credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers.

       One of two primary components of the Subadviser's fixed-income strategy is value investing, whereby the Subadviser seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options which are attractive on a risk- and option-adjusted basis. Successful value investing will permit a portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged.

       The other primary component of the Subadviser's fixed-income investment strategy is maturity and duration management. The maturity and duration structure of a portfolio investing in fixed-income securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to- day movements in the market, but instead are implemented in anticipation of longer term shifts in the levels of interest rates. Adjustments made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators.

       At times it is anticipated that greater than 50% of High Yield Fund's assets may be invested in mortgage-backed securities. These include securities which represent pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various Governmental, Government-related and private organizations. It is expected that the portfolio's primary emphasis will be in mortgage-backed securities issued by the various Government-related organizations. However, the portfolio may invest, without limit, in mortgage-backed securities issued by private issuers when the Subadviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's or Standard & Poor's or be deemed by the Subadviser to be of comparable investment quality. It is not anticipated that greater than 25% of a portfolio's assets will be invested in mortgage pools comprised of private organizations. See "OTHER INSTRUMENTS --Hybrid Instruments" in the Statement of Additional Information for a description of these instruments and of certain risks associated therewith.

       The High Yield Fund will invest in foreign bonds and other fixed income securities denominated in foreign currencies, where, in the opinion of the Subadviser, the combination of current yield and currency value offer attractive expected returns. Foreign securities in which the portfolio may invest include emerging market securities. The Subadviser's approach to emerging markets investing is based on the Subadviser's evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities. Emerging markets describes any country which is generally considered to be an emerging, or developing country by the international financial community such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Securities available to the portfolio also include securities created through the Brady Plan, a program under which heavily indebted countries have restructured their bank debt into bonds.

       The High Yield Fund will be subject to special risks as a result of its ability to invest up to 100% of its total assets in foreign securities, including emerging market securities. These risks, including the risks of the possible increased likelihood of expropriation or the return to power of a communist regime which would institute policies to expropriate, nationalize or otherwise confiscate investments, are described under the caption "RISK FACTORS --Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION --Taxes" in this Prospectus.

  Use of Hedging and Other Strategic Transactions

       The High Yield Fund is currently authorized to use all of the various investment strategies referred to under "RISK FACTORS -- Hedging and Other Strategic Transactions." The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

  Strategic Income Fund

       The investment objective of the Strategic Income Fund is to seek a high level of total return consistent with preservation of capital.

       The Strategic Income Fund seeks to achieve its objective by giving its Subadviser, SBAM, broad discretion to deploy the Strategic Income Fund's assets among certain segments of the fixed-income market as SBAM believes will best contribute to the achievement of the Portfolio's objective. At any point in time, SBAM will deploy the Portfolio's assets based on SBAM's analysis of current economic and market conditions and the relative risks and opportunities present in the following market segments: U.S. Government obligations, investment grade domestic corporate debt, high yield corporate debt securities, mortgage-backed securities and investment grade and high yield international debt securities. SBAM is an affiliate of Salomon Brothers Inc ("SBI"), and in making investment decisions is able to draw on the research and market expertise of SBI with respect to fixed-income securities. In addition, SBAM has entered into a subadvisory consulting agreement with its London based affiliate, Salomon Brothers Asset Management Limited ("SBAM Limited") pursuant to which SBAM Limited will provide certain advisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Portfolio.

       In pursuing the Strategic Income Fund's investment objective, the Portfolio reserves the right to invest without limitation in lower-rated securities, commonly known as "junk bonds." (i.e., rated "B" or below by Moody's (Moody's lowest rating is C, See Appendix I.) or "BB" or below by S&P(S&P lowest rating is D, see Appendix I.), or if unrated, of comparable quality as determined by SBAM). No minimum rating standard is required for a purchase by the Portfolio. Investments of this type involve comparatively greater risks, including price volatility and risk of default in the payment
  of interest and principal, than higher-quality securities.   Although the
  Portfolio's Subadviser has the ability to invest up to 100% of the Portfolio's assets in lower-rated securities, the Portfolio's Subadviser does not anticipate investing in excess of 75% of the Portfolio's assets in such securities. Purchasers should carefully assess the risks associated with an investment in this Portfolio. See "RISK FACTORS -- High Yield/High Risk Securities."

       SBAM will determine the amount of assets to be allocated to each type of security in which it invests based on its assessment of the maximum level of total return that can be achieved from a portfolio which is invested in these securities without incurring undue risks to principal value. In making this determination, SBAM will rely in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security based on current and historical economic, market, political and technical data for each type of security, as well as on its own assessment of economic and market conditions both on a global and local (country) basis. In performing quantitative analysis, SBAM will employ prepayment analysis and option adjusted spread technology to evaluate mortgage securities, mean variance optimization models to evaluate international debt securities, and total rate of return analysis to measure relative risks and opportunities in other fixed-income markets. Economic factors considered will include current and projected levels of growth and inflation, balance of payment status and monetary policy. The allocation of assets to international debt securities will further be influenced by current and expected currency relationships and political and sovereign factors. The Portfolio's assets may not always be allocated to the highest yielding securities if SBAM feels that such investments would impair the Portfolio's ability to preserve shareholder capital. SBAM will continuously review this allocation of assets and make such adjustments as it deems appropriate. The Portfolio does not plan to establish a minimum or a maximum percentage of the assets which it will invest in any particular type of fixed-income security.

       In addition, SBAM will have discretion to select the range of maturities of the various fixed-income securities in which the Portfolio invests. Such maturities may vary substantially from time to time depending on economic and market conditions.

       The types and characteristics of the U.S. Government obligations, mortgage-backed securities, investment grade corporate debt securities and investment grade international debt securities to be purchased by the Portfolio are set forth in the discussion of investment objectives and policies for the Investment Quality Bond and U.S. Government Securities Funds, and in the section entitled "OTHER INSTRUMENTS" in the Statement of Additional Information; and the types and characteristics of the money market securities to be purchased are set forth in the discussion of investment objectives and policies of the Money Market Fund. Potential investors should review the discussion therein in considering an investment in shares of the Strategic Income Fund. As described below, the Strategic Income Fund may also invest in high yield domestic and foreign debt securities.

       The Strategic Income Fund may also invest in debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supranational organizations. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units.

       The Strategic Income Fund currently intends to invest substantially all of its assets in fixed-income securities. In order to maintain liquidity, however, the Strategic Income Fund may invest up to 20% of its assets in high-quality short-term money market instruments. If at some future date, in the opinion of SBAM, adverse conditions prevail in the market for fixed-income securities, the Strategic Income Fund for temporary defensive purposes may invest its assets without limit in high-quality short-term money market instruments.

       As discussed above, the Strategic Income Fund may invest in U.S. dollar-denominated securities issued by domestic issuers that are rated below investment grade or, if unrated, determined by SBAM to be of comparable quality. Although SBAM does not anticipate investing in excess of 75% of the Strategic Income Fund's assets in domestic and developing country debt securities that are rated below investment grade, the Strategic Income Fund may invest a greater percentage in such securities when, in the opinion of SBAM, the yield available from such securities outweighs their additional risks. By investing a portion of the Strategic Income Fund's assets in securities rated below investment grade, as well as through investments in mortgage securities and international debt securities, as described below, SBAM expects to provide investors with a higher yield than a high-quality domestic corporate bond fund while at the same time presenting less risk than a fund that invests principally in securities rated below investment grade. Certain of the debt securities in which the Strategic Income Fund may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's or S&P (i.e., rated C by Moody's or CCC or lower by S&P). See "RISK FACTORS -- High Yield/High Risk Securities -- General."

       In light of the risks associated with high yield corporate and sovereign debt securities, SBAM will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these will typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. SBAM will also review the ratings, if any, assigned to the security by any recognized rating agencies, although SBAM's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The Strategic Income Fund's ability to achieve its investment objective may be more dependent on SBAM's credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody's and S&P is set forth in Appendix I to this Prospectus.

       The high yield sovereign debt securities in which the Strategic Income Fund may invest are U.S. dollar-denominated and non-dollar-denominated debt securities, including Brady Bonds, that are issued or guaranteed by governments or governmental entities of developing and emerging countries. SBAM expects that these countries will consist primarily of those which have issued or have announced plans to issue Brady Bonds, but the Portfolio is not limited to investing in the debt of such countries. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. SBAM anticipates that the Portfolio's initial investments in sovereign debt will be concentrated in Latin American countries, including Mexico and Central and South American and Caribbean countries. SBAM expects to take advantage of additional opportunities for investment in the debt of North African countries, such as Nigeria and Morocco, Eastern European countries, such as Poland and Hungary, and Southeast Asian countries, such as the Philippines. Sovereign governments may include national, provincial, state, municipal or other foreign governments with taxing authority. Governmental entities may include the agencies and instrumentalities of such governments, as well as state-owned enterprises. For a more detailed discussion on high yield sovereign debt securities, see "OTHER INSTRUMENTS --
  5. High Yield/High Risk Foreign Sovereign Debt Securities" in the Statement of Additional Information.

       The Strategic Income Fund will be subject to special risks as a result of its ability to invest up to 100% of its assets in foreign securities. These risks are described under the captions "RISK FACTORS -- High Yield/High Risk Securities" and "RISK FACTORS -- Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION -- Taxes" in this Prospectus. The ability to spread its investments among the fixed-income markets in a number of different countries may, however, reduce the overall level of market risk to the extent it may reduce the Strategic Income Fund's exposure to a single market.

       Use of Hedging and Other Strategic Transactions. The Strategic Income Fund is currently authorized to use all of the various investment strategies referred to under "RISK FACTORS -- Hedging and Other Strategic Transactions." With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the Portfolio. The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

  Global Government Bond Fund

       The investment objective of the Global Government Bond Fund is to seek a high level of total return by placing primary emphasis on high current income and the preservation of capital. Oechsle International manages the Global Government Bond Fund and intends to pursue this objective by investing primarily in a selected global portfolio of high-quality, fixed-income securities of foreign and U.S. governmental entities and supranational issuers.

       Oechsle International will select the Global Government Bond Fund's assets from among countries and in currency denominations where opportunities for total return are expected to be the most attractive. Fundamental economic strength, credit quality, and currency and interest rate trends will be the principal determinants of the various country and sector weightings within the Global Government Bond Fund. The Global Government Bond Fund may substantially invest in one or more countries but intends to have represented in its portfolio securities from a number of different countries, although there is no limit on the value of the portfolio's assets that may be invested in any one country or in assets denominated in any one country's currency. Moreover, the Global Government Bond Fund may for temporary defensive purposes choose to invest substantially all its assets in U.S. securities or cash and cash items.

       The Global Government Bond Fund, unlike the other portfolios of the Trust, is non-diversified for purposes of the Investment Company Act of 1940. Due to its status as non-diversified, the Global Government Bond Fund is not subject to the general limitation under the Investment Company Act of 1940 that it not invest more than 5% of its total assets in the securities of a single issuer. The Global Government Bond Fund has elected non-diversified status so that it may invest more than 5% of its assets in the obligations of a foreign government and this practice may expose the Global Government Bond Fund to increased financial and market risks. While non-diversified for purposes of the Investment Company Act of 1940, the Global Government Bond Fund remains subject to certain diversification requirements imposed under the Internal Revenue Code which are described under the caption "Taxes" in this Prospectus.

       The Global Government Bond Fund will generally invest at least 65% of its assets in the following investments: (i) debt obligations issued or guaranteed by the U.S. government or one of its agencies or political subdivisions; (ii) debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions; (iii) debt obligations issued or guaranteed by supranational organizations. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units. Investments in multi-currency, debt securities will be limited to those assigned within the four highest bond ratings by Moody's or S&P or, if not rated, that are of equivalent investment quality as determined by Oechsle International. The Global Government Bond Fund may also invest up to 35% of its assets in (i) corporate debt securities assigned within the three highest bond ratings by Moody's or S&P or, if not rated, that are of equivalent investment quality as determined by Oechsle International, (ii) preferred stocks and (iii) securities convertible into or exercisable for common stocks. In addition, the Global Government Bond Fund will hold short-term cash reserves (money market instruments maturing in a period of thirteen months or less) as Oechsle International believes is advisable to maintain liquidity or for temporary defensive purposes. Reserves may be held in any currency deemed attractive by Oechsle International.

       Oechsle International intends to invest in fixed-income securities in countries where the combination of fixed-income market returns and exchange rate movements is judged to be attractive. Oechsle International will actively manage the Global Government Bond Fund's maturity structure according to its interest rate outlook for each foreign economy. In response to rising interest rates and falling prices, the Global Government Bond Fund may invest in securities with shorter maturities to protect its principal value. Conversely, when certain interest rates are falling and prices are rising, the Global Government Bond Fund may invest in securities with longer maturities to take advantage of higher yields and to seek capital appreciation. The Global Government Bond Fund will seek to invest in countries having favorable currency and interest rate trends. Investments in countries where the currency trend is unfavorable may be made when the currency risk can be minimized through hedging. The Global Government Bond Fund does not intend to invest in longer-term fixed income securities in countries where the fixed income market is fundamentally unattractive, regardless of the currency trend, but may invest in short-term fixed income securities in such countries.

  Use of Hedging and Other Strategic Transactions

       The Global Government Bond Fund is currently authorized to use all of the various investment strategies referred to under "RISK FACTORS -- Hedging and Other Strategic Transactions." With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the portfolio. The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith. The Global Government Bond Fund will be subject to special risks as a result of its ability to invest up to 100% of its assets in foreign securities. These risks are described under the caption "RISK FACTORS -- Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION -- Taxes" in this Prospectus. The ability to spread its investments among the fixed-income markets in a number of different countries may, however, reduce the overall level of market risk to the extent it may reduce the Global Government Bond Fund's exposure to a single market.

  Capital Growth Bond Fund

       The investment objective of the Capital Growth Bond Fund is to achieve growth of capital with income as a secondary consideration. MAC manages the Capital Growth Bond Fund and seeks to achieve this objective by investing primarily in medium-grade or better debt securities.

       The Capital Growth Bond Fund differs from most "bond" funds in that its primary objective is capital appreciation, not income. Opportunities for capital appreciation will usually exist only when the levels of prevailing interest rates are falling. During periods when MAC expects interest rates to decline, the portfolio will invest primarily in intermediate-term and long-term corporate and government debt securities. However, during periods when the Subadviser expects interest rates to rise or believes that market or economic conditions otherwise warrant such action, the portfolio may invest substantially all of its assets in short-term debt securities to preserve capital and maintain income. The portfolio may also maintain a portion of its assets temporarily in cash or short-term debt securities pending selection of particular long-term investments.

       The Capital Growth Bond Fund will be carefully positioned in relation to the term of debt obligations and the anticipated movement of interest rates. It is contemplated that at least 65% of the value of the portfolio's total investment in corporate debt securities, excluding commercial paper, will be represented by debt securities which have, at the time of purchase, a rating within the four highest grades as determined by Moody's (Aaa, Aa, A or Baa), S&P's (AAA, AA, A or BBB), or Fitch's Investors Service ("Fitch's") (AAA, AA, A or BBB) and debt securities of banks and other issuers which, although not rated as a matter of policy by either Moody's, S&P's, or Fitch's, are considered by the Subadviser to have investment quality comparable to securities receiving ratings within such four highest grades.The portfolio may also invest up to 20% of its total assets in debt securities rated below investment grade (rated below Baa or BBB). Such securities, commonly referred to as "junk" bonds, are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The portfolio will dispose of any securities rated below investment grade if such dispositon is necessary to keep its total holdings in such securities from exceeding 20%, provided such disposition would not be detrimental to the portfolio. See "RISK FACTORS - High Yield/High Risk Securities" for further information regarding the risks of investint in these securities.

       Government obligations in which the Capital Growth Bond Fund may invest include those of foreign governments provided they are denominated in U. S. dollars. The portfolio may purchase securities on a forward-commitment, when-issued or delayed-delivery basis.

       The Capital Growth Bond Fund may purchase corporate debt securities which carry certain equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer or participations based on revenues, sales, or profits. The portfolio will not exercise any such conversion, exchange or purchase rights if, at the time, the value of all equity interests so owned would exceed 10% of the value of the portfolio's total assets. The porfolio may also purchase mortgage securities and asset-backed securities as described under the caption "OTHER INSTRUMENTS" in the Statement of Additional Information.

       The Capital Growth Bond Fund will be subject to certain risks as a result of its ability to invest up to 100% of its total assets in the following types of foreign securities: (i) U.S. dollar denominated obligations of foreign branches of U.S. banks, (ii) securities represented by American Depository Receipts listed on a national securities exchange or traded in the U.S. over-the-counter market, (iii) securities of a corporation organized in a jurisdiction other than the U.S. and listed on the New York Stock Exchange or NASDAQ ("Interlisted Securities") or (iv) securities denominated in U.S. dollars but issued by non U.S. issuers and issued under U.S. federal securities regulations (for example, U.S. dollar denominated obligations issued or guaranteed as to principal or interest by the Government of Canada or any Canadian Crown agency). These risks are described under the caption "RISK FACTORS --Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION --Taxes" in this Prospectus.

       Use of Hedging and Other Strategic Transactions    The Capital Growth
  Bond Fund is currently authorized to use all of the investment strategies referred to under "RISK FACTORS -- Hedging and Other Strategic Transactions." However, it is not presently contemplated that any of these strategies will be used to a significant degree by the portfolio.

  Investment Quality Bond Fund

       The investment objective of the Investment Quality Bond Fund is to provide a high level of current income consistent with the maintenance of principal and liquidity.

       Wellington Management manages the Investment Quality Bond Fund and seeks to achieve its objective by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. Investment management will emphasize sector analysis, which focuses on relative value and yield spreads among security types and among quality, issuer, and industry sectors, call protection and credit research. Credit research on corporate bonds is based on both quantitative and qualitative criteria established by Wellington Management, such as an issuer's industry, operating and financial profiles, business strategy, management quality, and projected financial and business conditions. Wellington Management will attempt to maintain a high, steady and possibly growing income stream.

       At least 65% of the Investment Quality Bond Fund's assets will be invested in the following types of bonds:

       * marketable debt securities of domestic issuers and of foreign issuers (payable in U.S. dollars) rated at the time of purchase "A" or better by Moody's or S&P or, if unrated, of comparable quality as determined by Wellington Management; and

       * securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities (described below under U.S. Government Securities
       Fund).

       The balance of the Investment Quality Bond Fund's investments may include: domestic and foreign debt securities rated below "A" by Moody's and S&P (and unrated securities of comparable quality as determined by Wellington Management), preferred stocks, convertible securities (including those issued in the Euromarket) and securities carrying warrants to purchase equity securities, privately placed debt securities, asset-backed securities and privately issued mortgage securities. The Portfolio may also invest in cash or cash equivalent securities which are authorized for purchase by the Money Market Fund. At least 65% of the Investment Quality Bond Fund's assets will be invested in bonds and debentures.

       In pursuing its investment objective, the Investment Quality Bond Fund may invest up to 20% of its assets in domestic and foreign high yield corporate and government debt securities, commonly known as "junk bonds" (i.e., rated "B" or below by Moody's (Moody's lowest rating is "C", See Appendix I) or "BB" or below by S&P (S&P's lowest rating is "D", See Appendix
  I), or if unrated, of comparable quality as determined by Wellington Management). No minimum rating standard is required for a purchase by the Portfolio. The high yield sovereign debt securities in which the Portfolio will invest are described above under "Strategic Income Fund." Domestic and foreign high yield debt securities involve comparatively greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities. See "RISK FACTORS -- High Yield/High Risk Securities."

       The Investment Quality Bond Fund may also invest in debt securities carrying the fourth highest quality rating ("Baa" by Moody's or "BBB" by S&P) and unrated securities of comparable quality as determined by Wellington Management. While such securities are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. While the Investment Quality Bond Fund may only invest up to 20% of its assets in bonds rated below "Baa" by Moody's or "BBB" by S&P (or, if unrated, of comparable quality as determined by Wellington Management) at the time of investment, it is not required to dispose of downgraded bonds that cause the Investment Quality Bond Fund to exceed this 20% maximum.

       The Investment Quality Bond Fund will be subject to certain risks as a result of its ability to invest up to 20% of its assets in foreign securities. These risks are described under the caption "RISK FACTORS -- Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION -- Taxes" in this Prospectus. The Investment Quality Bond Fund may also invest in forward commitments and warrants. See "RISK FACTORS -- Warrants" and "-- When-Issued Securities ("Forward Commitments")."

       Use of Hedging and Other Strategic Transactions. The Investment Quality Bond Fund is currently authorized to use all of the various investment strategies referred to under "RISK FACTORS -- Hedging and Other Strategic Transactions." The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

  National Municipal Bond Fund

       The National Municipal Bond Fund's investment objective is to achieve a high level of current income which is exempt from regular federal income taxes, consistent with the preservation of capital, by investing primarily in a portfolio of municipal obligations. SBAM manages the National Municipal Bond Fund and as a matter of fundamental policy, the Portfolio will invest under normal circumstances, at least 80% of its net assets in municipal obligations the interest on which is exempt from regular federal income tax. A portion of the Portfolio's dividends paid in respect of its shares may be subject to the federal alternative minimum tax. For a discussion on taxation of the National Municipal Bond Fund, see "GENERAL INFORMATION -- National Municipal Bond Fund -- Taxation."

       The Portfolio will not invest in municipal obligations that are rated below investment grade at the time of investment. However, the Portfolio may retain in its portfolio a municipal obligation whose rating drops below "Baa" or "BBB" after its acquisition by the Portfolio, if SBAM considers the retention of such obligation advisable. The Portfolio intends to emphasize investments in municipal obligations with long-term maturities and expects to maintain an average portfolio maturity of 20 to 30 years and an average portfolio duration of 8 to 11 years. The average portfolio maturity and duration, however, may be shortened from time to time depending on market conditions.

       The types of obligations in which the National Municipal Bond Fund may invest include the following:

       Municipal Bonds

       The Portfolio may invest in municipal bonds that are rated at the time of purchase within the four highest ratings assigned by Moody's, S&P or Fitch, or determined by SBAM to be of comparable quality. The four highest ratings currently assigned by Moody's to municipal bonds are "Aaa", "Aa", "A" and "Baa"; the four highest ratings assigned by S&P and Fitch to municipal bonds are "AAA", "AA", "A" and "BBB". A more complete description of the debt security ratings used by the Portfolio assigned by Moody's, S&P and Fitch is included in Appendix I to this Prospectus.

       Although municipal obligations rated in the fourth highest rating category by Moody's (i.e., "Baa") or S&P or Fitch (i.e., "BBB") are considered investment grade, they may be subject to greater risks than other higher rated investment grade securities. Municipal obligations rated "Baa" by Moody's, for example, are considered medium grade obligations that lack outstanding investment characteristics and have speculative characteristics as well. Municipal obligations rated "BBB" by S&P and Fitch are regarded as having an adequate capacity to pay principal and interest.

       Municipal bonds are debt obligations that are typically issued to obtain funds for various public purposes, such as construction of public facilities (e.g., airports, highways, bridges and schools). Municipal bonds at the time of issuance are generally long-term securities with maturities of as much as twenty years or more, but may have remaining maturities of shorter duration at the time of purchase by the Portfolio.

       Municipal Notes

       The Fund may invest in municipal notes rated at the time of purchase "MIG1", "MIG2" (or "VMIG-1" or "VMIG-2", in the case of variable rate demand notes), "P-2" or better by Moody's, "SP-2", "A-2" or better by S&P, or "F-2" or better by Fitch, or if not rated, determined by SBAM to be of comparable quality.

       Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes generally have maturities at the time of issuance of three years or less. Municipal notes that may be purchased by the Portfolio include, but are not limited to:

       Tax Anticipation Notes. Tax anticipation notes ("TANs") are sold as interim financing in anticipation of collection of taxes. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such factors as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

       Bond Anticipation Notes. Bond anticipation notes ("BANs") are sold as interim financing in anticipation of a bond sale. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

       Revenue Anticipation Notes. Revenue anticipation notes ("RANs") are sold as interim financing in anticipation of receipt of other revenues. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs.

       TANs, BANs and RANs are usually general obligations of the issuer.

       Municipal Commercial Paper

       The Portfolio may also purchase municipal commercial paper that is rated at the time of purchase "P-2" or better by Moody's, "A-2" or better by S&P, or "F-2" or better by Fitch, or if not rated, determined by SBAM to be of comparable quality.

       Municipal commercial paper that may be purchased by the Portfolio consists of short term obligations of a municipality. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or as interim construction financing. Municipal commercial paper, in many cases, is backed by a letter of credit lending agreement, note repurchase agreement or other credit facility agreement offered by banks or other institutions.

       Characteristics of Municipal Obligations

       Municipal obligations are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. The two principal classifications of municipal obligations that may be held by the Portfolio are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of a facility being financed. Revenue securities may include private activity bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. In addition, the interest on private activity bonds issued after August 7, 1986 is subject to the federal alternative minimum tax. The Portfolio will not be restricted with respect to the proportion of its assets that may be invested in such obligations. Accordingly, the Portfolio may not be a suitable investment vehicle for individuals or corporations that are subject to the federal alternative minimum tax.

       The National Municipal Bond Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

       In addition, the Portfolio may invest in municipal lease obligations ("MLOs"). MLOs are not fully backed by the municipality's credit and their interest may become taxable if the lease is assigned. If the governmental user does not appropriate sufficient funds for the following year's lease payments, the lease will terminate, with the possibility of default on the MLO and loss to the Portfolio. SBAM intends to invest more than 5% of the Portfolio's net assets in municipal lease obligations and the Trustees of the Fund have established procedures the Subadviser will use to examine certain factors in evaluating the liquidity of such obligations. These factors include (i) the frequency of trades and quotes for the MLO; (ii) the number of dealers willing to purchase or sell such MLO and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the MLO; (iv) the nature of the MLO and the nature of the marketplace trades (e.g., the time needed to dispose of the security and the method of soliciting
   - -
  offers); (v) the nature of the offering of such MLO (e.g., the size of the
                                                       - -
  issue and the number of anticipated holders); (vi) the ability of the MLO to maintain its marketability throughout the time the instrument is held in the Portfolio; and (vii) other factors, if any, which SBAM deems relevant to determining the existence of a trading market for such MLO. The Portfolio also may invest in resource recovery bonds, which may be general obligations of the issuing municipality or supported by corporate or bank guarantees. The viability of the resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

       Other Permitted Investments

       The Portfolio currently intends to invest substantially all of its assets in obligations the interest on which is exempt from regular federal income taxes. However, in order to maintain liquidity, the Portfolio may invest up to 20% of its assets in taxable obligations, including taxable high-quality short-term money market instruments. The Portfolio may invest in the following taxable high-quality short-term money market instruments: obligations of the U.S. Government or its agencies or instrumentalities; commercial paper of issuers rated, at the time of purchase, "A-2" or better by S&P, "P-2" or better by Moody's, or "F-2" or better by Fitch or which if unrated, in the opinion of SBAM, are of comparable quality; certificates of deposit, bankers' acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks), and repurchase agreements with respect to such obligations.

       If at some future date, in the opinion of SBAM, adverse conditions prevail in the market for obligations the interest on which is exempt from regular federal income taxes, the Portfolio may invest its assets without limit in taxable high-quality short-term money market instruments. Dividends paid by the Portfolio that are attributable to interest derived from taxable money market instruments will be taxable to investors.

       From time to time, the Portfolio may invest more than 25% of its assets in obligations whose interest payments are from revenues of similar projects (such as utilities or hospitals) or whose issuers share the same geographic location. As a result, the Portfolio may be more susceptible to a single economic, political or regulatory development than would a portfolio of securities with a greater variety of issuers. These developments include proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products.

       Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Portfolio nor SBAM will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

       Additional Investment Activities

       Floating and Variable Rate Obligations. Certain of the obligations that the National Municipal Bond Fund may purchase may have a floating or variable rate of interest. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by the Portfolio may carry a demand feature that would permit the holder to tender them back to the issuer of the underlying instrument or to a third party at par value prior to maturity. Such obligations include variable rate demand notes, which are instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

       Participation Certificates. The instruments that may be purchased by the Portfolio include participation certificates issued by a bank, insurance company or other financial institution in obligations owned by such institutions or affiliated organizations that may otherwise be purchased by the Portfolio. A participation certificate gives the Portfolio an undivided interest in the underlying obligations in the proportion that the Portfolio's interest bears to the total principal amount of such obligations. Certain of such participation certificates may carry a demand feature that would permit the holder to tender them back to the issuer or to a third party prior to maturity.

       Variable Rate Auction Securities and Inverse Floaters. The National Municipal Bond Fund may invest in variable rate auction securities and inverse floaters which are instruments created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable-rate instruments. The interest rate on the variable rate auction portion reflects short-term interest rates, while the interest rate on the inverse floater portion is typically higher than the rate available on the original fixed-rate bond. Changes in the interest rate paid on the portion of the issue relative to short-term interest rates inversely affect the interest rate paid on the latter portion of the issue. The latter portion therefore is subject to greater price volatility than the original fixed-rate bond. Since the market for these instruments is new, the holder of one portion may have difficulty finding a ready purchaser. Depending on market availability, the two portions may be recombined to form a fixed-rate municipal bond.

       Use of Hedging and Other Strategic Transactions

       The National Municipal Bond Fund is currently authorized to use only certain of the various investment strategies referred to under "RISK FACTORS-- Hedging and Other Strategic Transactions." Specifically, the Portfolio may purchase or sell futures contracts on (a) debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds and Treasury Notes and (b) municipal bond indices. Currently, at least one exchange trades futures contracts on an index of long-term municipal bonds, and the Portfolio reserves the right to conduct futures transactions based on an index which may be developed in the future to correlate with price movements in municipal obligations. It is not presently anticipated that any of these strategies will be used to a significant degree by the Portfolio. The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

  U.S. Government Securities Fund

       The investment objective of the U.S. Government Securities Fund is to obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. SBAM manages the U.S. Government Securities Fund and seeks to attain its objective by investing under normal circumstances 100% of its assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The securities in which the U.S. Government Securities Fund may invest are:

       (1) mortgage-backed securities guaranteed by the Government National Mortgage Association ("GNMA"), popularly known as "Ginnie Maes," that are supported by the full faith and credit of the U.S. Government and which are the "modified pass-through" type of mortgage-backed security ("GNMA Certificates"). Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

       (2)   U.S. Treasury obligations;

       (3) obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. Government;

       (4) mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association; and

       (5) collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed (i) by the credit alone of the U.S. Government agency or instrumentality which issues or guarantees the mortgage-backed securities, or
  (ii) by the full faith and credit of the U.S. Government.

       The mortgage-backed securities in which the U.S. Government Securities Fund invests represent participating interests in pools of residential mortgage loans which are guaranteed by the U.S. Government, its agencies or instrumentalities of the U.S. Government. However, the guarantee of these types of securities runs only to the principal and interest payments and not to the market value of such securities. In addition, the guarantee only runs to the portfolio securities held by the U.S. Government Securities Fund and not to the purchase of shares of the Portfolio.

       Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or specified call dates. Mortgage-backed securities provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Principal prepayments result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages.

       The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans, which is computed on the basis of the maturities of the underlying instruments. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. For pools of fixed rate 30-year mortgages, it has been common practice to assume that prepayments will result in a 12-year average life. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the

  U.S. Government Securities Fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if any of these mortgage-backed securities are purchased at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Portfolio.

       Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. Reinvestment by the U.S. Government Securities Fund of scheduled principal payments and unscheduled prepayments may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to the prepayment feature.

       While the Portfolio seeks a high level of current income, it cannot invest in instruments such as lower grade corporate obligations which offer higher yields but are subject to greater risks. The Portfolio will not knowingly invest in a high risk mortgage security. The term "high risk mortgage security" is defined generally as any mortgage security that exhibits greater price volatility than a benchmark security, the Federal National Mortgage Association current coupon 30-year mortgage-backed pass through security. Shares of the Portfolio are neither insured nor guaranteed by the U.S. Government, its agencies or instrumentalities.

       In order to make the U.S. Government Securities Fund an eligible investment for federal credit unions ("FCUs"), federal savings and loan institutions and national banks, the Portfolio will invest in U.S. Government securities that are eligible for investment by such institutions without limitation, and will also generally be managed so as to qualify as an eligible investment for such institutions. The Portfolio will comply with all investment limitations applicable to FCUs including (i) the requirement that a FCU may only purchase collateralized mortgage obligations which would meet the high risk securities test of Part 703 of the National Credit Union Administration Rules and Regulations or would be held solely to reduce interest rate risk and (ii) the requirement that a FCU may not purchase zero coupon securities having maturities greater than ten years.

       The ability of the U.S. Government Securities Fund to provide a high level of current income is restrained because that Portfolio invests predominantly in U.S. Government bonds; debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and U.S. dollar-denominated money market instruments, respectively.

       Use of Hedging and Other Strategic Transactions. The U.S. Government Securities Fund is not currently authorized to use any of the various investment strategies referred to under "RISK FACTORS -- Hedging and Other Strategic Transactions." However, such strategies may be used in the future by the Portfolio. The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

  Money Market Fund

       The investment objective of the Money Market Fund is to obtain maximum current income consistent with preservation of principal and liquidity as is
  available from short-term investments.   MAC manages the Money Market Fund and
  seeks to achieve this objective by investing in high quality, U.S. dollar-denominated money market instruments of the following types:

       (1) obligations issued or guaranteed as to principal or interest by the U.S. Government, or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress (hereinafter "U.S. Government securities");

       (2) certificates of deposit, bank notes, time deposits, Eurodollars, Yankee obligations and bankers' acceptances of U.S. banks, foreign branches of U.S. banks, foreign banks and U.S. savings and loan associations which at the date of investment have capital, surplus and undivided profits as of the date of their most recent published financial statements in excess of $100,000,000 (or less than $100,000,000 if the principal amount of such bank obligations is insured by the Federal Deposit Insurance Corporation or the Savings Association Insurance Fund);

       (3) commercial paper which at the date of investment is rated (or guaranteed by a company whose commercial paper is rated) within the two highest rating categories by any nationally recognized statistical rating organization ("NRSRO") (such as "P-1" or "P-2" by Moody's or "A-1" or "A-2" by S&P) or, if not rated, is issued by a company which MAC, acting pursuant to guidelines established by the Trustees, has determined to be of minimal credit risk and comparable quality;

       (4) corporate obligations maturing in 397 days or less which at the date of investment are rated within the two highest rating categories by any NRSRO (such as "Aa" or higher by Moody's or "AA" or higher by S&P);

       (5) short-term obligations issued by state and local governmental issuers;

       (6) obligations of foreign governments, including Canadian and Provincial Government and Crown Agency Obligations;

       (7) securities that have been structured to be eligible money market instruments such as participation interests in special purpose trusts that meet the quality and maturity requirements in whole or in part due to arrangements for credit enhancement or for shortening effective maturity; and

       (8) repurchase agreements with respect to any of the foregoing obligations (without limitation).

       Commercial paper may include variable amount master demand notes, which are obligations that permit investment of fluctuating amounts at varying rates of interest. Such notes are direct lending arrangements between the Money Market Fund and the note issuer, and MAC will monitor the creditworthiness of the issuer and its earning power and cash flow, and will also consider situations in which all holders of such notes would redeem at the same time. Variable amount master demand notes are redeemable on demand.

       The Money Market Fund will invest only in U.S. dollar-denominated instruments. All of the Money Market Fund's investments will mature in 397 days or less and the Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less. By limiting the maturity of its investments, the Money Market Fund seeks to lessen the changes in the value of its assets caused by fluctuations in short-term interest rates. Due to the short maturities of its investments, the Money Market Fund will tend to have a lower yield than, and the value of its underlying investments will be less volatile than the investments of, portfolios that invest in longer-term securities. In addition, the Money Market Fund will invest only in securities the Trustees determine to present minimal credit risks and which at the time of purchase are "eligible securities" as defined by Rule 2a-7 under the 1940 Act. Generally, eligible securities must be rated by a NRSRO in one of the two highest rating categories for short-term debt obligations or be of comparable quality. The Money Market Fund also intends to maintain a stable per share net asset value of $1.00, although there is no assurance that it will be able to do so.

       The Money Market Fund will be subject to certain risks as a result of its ability to invest up to 20% of its assets in foreign securities. These risks are described under the caption "RISK FACTORS--Foreign Securities" in this Prospectus.

       Use of Hedging and Other Strategic Transactions. The Money Market Fund is not authorized to use any of the various investment strategies referred to under "RISK FACTORS--Hedging and Other Strategic Transactions."

  The Lifestyle Funds

       There Lifestyle Funds have five investment styles - Conservative, Moderate, Balanced, Growth and Aggressive. The Lifestyle Funds differ from the portfolios previously described in that each Lifestyle Fund invests in Class D shares of a number of the other portfolios of the Fund ("Underlying Portfolios"). Each of the five investment styles has its own investment objective and policies.

       Conservative Lifestyle Fund
       ---------------------------

       The investment objective of the Conservative Lifestyle Fund is to provide a high level of current income with some consideration also given to growth of capital. NASL Financial seeks to achieve this objective by investing approximately 80% of the Lifestyle Fund's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.

       Moderate Lifestyle Fund
       -----------------------

       The investment objective of the Moderate Lifestyle Fund is to provide a balance between a high level of current income and growth of capital with a greater emphasis given to high income. NASL Financial seeks to achieve this objective by investing approximately 60% of the Lifestyle Fund's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

       Balanced Lifestyle Fund
       -----------------------

       The investment objective of the Balanced Lifestyle Fund is to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth. NASL Financial seeks to achieve this objective by investing approximately 40% of the Lifestyle Fund's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

       Growth Lifestyle Fund
       ---------------------

       The investment objective of the Growth Lifestyle Fund is to provide long term growth of capital with consideration also given to current income. NASL Financial seeks to achieve this objective by investing approximately 20% of the Lifestyle Fund's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

       Aggressive Lifestyle Fund
       -------------------------

       The investment objective of the Aggressive Lifestyle Fund is to provide long term growth of capital. Current income is not a consideration. NASL Financial seeks to achieve this objective by investing 100% of the Lifestyle Fund's assets in Underlying Portfolios which invest primarily in equity securities.

       The Lifestyle Funds are designed to provide a simple means of obtaining a professionally-determined comprehensive investment program designed for differing investment orientations. Each program is implemented by means of selected long term investment allocations among the Underlying
  Portfolios.

       The portfolios eligible for purchase by the Lifestyle Funds consist of all of the non-Lifestyle Funds. The Underlying Portfolios are grouped according to whether they invest primarily in fixed income securities or equity securities. The Underlying Portfolios investing primarily in fixed income securities are the Strategic Bond, Global Government Bond, Capital Growth Bond, Investment Quality Bond, U.S. Government Securities and Money Market Funds. The other Underlying Portfolios invest primarily in equity securities.

       The percentage allocations between the two types of Underlying Portfolios specified for each Lifestyle Fund are approximate only. Variations in the percentages are permitted up to 10% in either direction. Thus, for example, the Conservative Lifestyle Fund may have a fixed income/equity allocation of 10%/90% or 30%/70%. Variations beyond the permissible deviation range of 10% are not permitted, unless the Adviser determines that in light of market or economic conditons the normal percentage limitations should be exceeded to protect the portfolio or to achieve the portfolio's objective.

       NASL Financial manages the Lifestyle Funds at no cost, although it reserves the right to seek compensation for services in the future. Within the prescribed percentage allocations between the two types of Underlying Portfolios, NASL Financial may from time to time adjust the percent of assets invested in any single portfolios held by a Lifestyle Fund. Such adjustments may be made to increase or decrease the Lifestyle Fund's holdings of particular assets classes, such as common stocks of foreign issuers, or to adjust portfolio quality or the duration of fixed income securities. Adjustments may also be made to increase or reduce the percent of the Lifestyle Fund's assets subject to the management of a particular Subadviser. In addition, changes may be made to reflect some fundamental change in the investment environment.

       Although substantially all of the assets of the Lifestyle Funds will be invested in shares of the Underlying Portfolios, the Lifestyle Funds may invest up to 100% of their assets in cash or in the money market instruments of the type in which the Money Market Fund is authorized to invest for the purpose of meeting redemption requests or making other anticipated cash payments or to protect the portfolio in the event the Adviser determines that market or economic conditions warrant a defensive posture. Because substantially all of the securities in which the Lifestyle Funds may invest are Underlying Portfolios, each of the Lifestyle Funds is non-diversified for purposes of the Investment Company Act of 1940.

       The Lifestyle Funds are subject to the risks of the Underlying Portfolios in which they invest. The Lifestyle Funds are not authorized to use any of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

       Investors in the Lifestyle Funds, in addition to bearing their proportionate share of the expenses of a Lifestyle Fund, will indirectly bear expenses of the Underlying Portfolios. The class of the Underlying Portfolio in which the Lifestyle Funds will invest, Class D, is sold without any front-end sales charge or CDSC and does not bear any Rule 12b-1 distribution or service fees. While Class D shares are not sold directly to the public, investors may purchase Class A, B and C shares of the Underlying Portfolios. Therefore, some investors may be able to realize lower aggregate charges and expenses by investing directly in the Underlying Portfolios rather than investing indirectly in the Underlying Portfolios by investing in the Lifestyle Funds. An investor who chose to invest directly in the Underlying Portfolios rather than purchasing the Lifestyle Funds would, however, forego the asset allocation services provided by the Adviser in its management of the Lifestyle Funds.

                              -------------------





                                 RISK FACTORS

  Investment Restrictions Generally

       The Fund is subject to a number of restrictions in pursuing its investment objectives and policies. Such restrictions generally serve to limit investment practices that may subject the Fund to investment and market risk. The following is a brief summary of certain restrictions that may be of interest to investors. Some of these restrictions are subject to exceptions not stated here. Such exceptions and a complete list of the investment restrictions applicable to the individual Portfolios and to the Fund are set forth in the Statement of Additional Information under the caption "INVESTMENT RESTRICTIONS."

       Except for the restrictions specifically identified as fundamental, all investment restrictions described in this Prospectus and in the Statement of Additional Information are not fundamental, so that the Trustees of the Fund may change them without shareholder approval. Fundamental policies may not be changed without the affirmative vote of a majority of the outstanding voting securities.

       Fundamental policies applicable to all Portfolios include prohibitions on
  (i) investing more than 25% of the total assets of any Portfolio, except the Real Estate Securities Fund and the Lifestyle Funds, in the securities of issuers having their principal activities in any particular industry (with exceptions for U.S. Government securities and, with respect to the Money Market Fund, obligations of domestic branches of U.S. banks, and with respect to the National Municipal Bond Fund, obligations issued or guaranteed by any state or territory, and possession of the United States, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions) (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by a Portfolio); (ii) borrowing money, except for temporary or emergency purposes (but not for leveraging) and then not in excess of 33 1/3% of the value of the total assets of the Portfolio at the time the borrowing is made (as a nonfundamental investment policy a Portfolio will not purchase additional securities at any time its borrowings exceed 5% of total assets) and except in connection with reverse repurchase agreements, mortgage dollar rolls and other similar transactions, and (iii) purchasing securities of any issuer if the purchase would cause more than 5% of the value of a Portfolio's total assets to be invested in the securities of any one issuer (excluding U.S. Government securities and bank obligations) or cause more than 10% of the voting securities of the issuer to be held by a Portfolio, except that (i) up to 25% of the value of each Portfolio's total assets (except the Money Market Fund) may be invested without regard to this restriction and (ii) the Global Government Bond Fund, the Emerging Growth Fund and the Lifestyle Funds are not subject to this restriction.

       Restrictions that apply to all Portfolios and that are not fundamental include prohibitions on (i) knowingly investing more than 10% of the net assets of any Portfolio in "illiquid" securities (including repurchase agreements maturing in more than seven days but excluding master demand notes)
  (ii) pledging, hypothecating, mortgaging or transferring more than 10% of the total assets of any Portfolio as security for indebtedness (except that the applicable percent is 33 1/3% in the case of the Blue Chip Growth, Equity-Income, International Stock and Science & Technology Funds, 15% in the case of the International Small Cap, Growth Equity, Balanced and Worldwide Growth Funds and 50% in the case of the Value Fund) and (iii) purchasing securities of other investment companies, other than in connection with a merger, consolidation or reorganization, if the purchase would cause more than 10% of the value of a Portfolio's total assets to be invested in investment company securities, except that the Lifestyle Funds are not subject to this restriction.

       Finally, the Money Market Fund is subject to certain restrictions required by Rule 2a-7 under the 1940 Act. In order to comply with such restrictions, the Money Market Fund will, among other things, not purchase the securities of any issuer if it would cause (i) more than 5% of its total assets to be invested in the securities of any one issuer (excluding U.S. Government securities and repurchase agreements fully collateralized by U.S. Government securities), except as permitted by Rule 2a-7 for certain securities for a period of up to three business days after purchase, (ii) more than 5% of its total assets to be invested in "second tier securities," as defined by Rule 2a-7, or (iii) more than the greater of $1 million or 1% of its total net assets to be invested in the second tier securities of that issuer.

  High Yield/High Risk Securities

       General. The Strategic Income and High Yield Funds may invest without limitation, the Investment Quality Bond Fund may invest up to 20% of its assets, the Equity-Income Fund may invest up to 10% of its assets, and the Balanced, International Small Cap, Growth Equity, Blue Chip Growth and Worldwide Growth Funds may each invest up to 5% of its assets, in "high yield" securities (commonly known as "junk bonds"). High yield securities include debt instruments that have an equity security attached to it. In addition, the Worldwide Growth, International Small Cap, Strategic Income, Investment Quality Bond and High Yield Funds expect that a significant portion of their assets may be invested in Brady Bonds. Securities rated below investment grade and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also involve greater risks than higher rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Certain of the debt securities in which the Portfolios may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's or S&P (i.e., rated C by Moody's or CCC or lower by S&P). These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Portfolio with a commensurate effect on the value of the Portfolio's shares. The Strategic Income and High Yield Funds may invest without limitation in high yield debt securities, and accordingly, they should not be considered as a complete investment program for all investors.

       Because the Strategic Income, High Yield, and Investment Quality Bond Funds will invest primarily in fixed-income securities, the net asset value of each Portfolio's shares can be expected to change as general levels of interest rates fluctuate, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline.

       The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund's ability to dispose of particular portfolio investments and may limit the ability of those Portfolios to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a Portfolio is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Trustees to value such Portfolio's investment portfolio and the Fund's Trustees may have to use a greater degree of judgment in making such valuations. Less liquid secondary markets may also affect a Portfolio's ability to sell securities at their fair value. In addition, each Portfolio may invest up to 10% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a Portfolio's assets invested in illiquid securities may increase.

       Corporate Debt Securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

       Foreign Sovereign Debt Securities. Investing in foreign sovereign debt securities will expose a Portfolio to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Portfolios may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

       The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

       As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, the Portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

       Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Portfolios may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Portfolio's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

       In addition to high yield foreign sovereign debt securities, many of the Portfolios may also invest in investment grade foreign securities. For a discussion of such securities and their associated risks, see "Foreign Securities" below.

  Foreign Securities

       Each of the portfolios, other than the U.S. Government Securities, National Municipal Bond and Equity Index Funds, may invest in securities of foreign issuers. Such foreign securities may be denominated in foreign currencies, except with respect to the Money Market Fund which may only invest in U.S. dollar-denominated securities of foreign issuers. The International Small Cap, Capital Growth Bond, Global Equity, Global Government Bond, Worldwide Growth, High Yield, International Growth and Income, International Stock, Strategic Income, Real Estate Securities, Common Stock and Pacific Rim Emerging Markets Funds may each, without limitation, invest up to 100% of its assets in securities issued by foreign entities and/or denominated in foreign currencies. The Balanced, Science & Technology, and Growth Equity Funds may each invest up to 30% of its assets, the Equity-Income Fund up to 25% of its assets, the Pilgrim Baxter Growth Fund up to 15% of its assets, the Value Fund up to 5% of its assets, and each of the other portfolios (other than the U.S. Government Securities, National Municipal Bond and Equity Index Funds) up to 20% of its assets in securities issued by foreign entities and/or denominated in foreign currencies. (In the case of the Small/Mid Cap, Growth Equity, Balanced and Value Funds, ADRs and U.S. dollar denominated securities are not included in the percentage limitation.). The types of foreign securities in which the Money Market Fund may invest are set forth above under "INVESTMENT PORTFOLIOS - Money Market Fund." The U.S. Government Securities, Equity Index and National Municipal Bond Funds may not invest in foreign securities.

       Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, debt securities issued by foreign governments, corporations and supranational organizations, and American Depository Receipts, European Depository Receipts and Global Depository Receipts ("ADRs", "EDRs" and "GDRs", respectively). ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security, reflect any changes in exchange rates and otherwise involve risks associated with investing in foreign securities. ADRs in which the Portfolios may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

       Foreign securities may be subject to foreign government taxes which reduce their attractiveness. See "GENERAL INFORMATION -- Taxes." In addition, investing in securities denominated in foreign currencies and in the securities of foreign issuers, particularly non-governmental issuers, involves risks which are not ordinarily associated with investing in domestic issuers. These risks include political or economic instability in the country involved and the possibility of imposition of currency controls. Since certain Portfolios may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of investments in the Portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are, in turn, affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The Portfolios may incur transaction charges in exchanging foreign currencies.

       There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers, including foreign branches of U.S. banks, are subject to different accounting and reporting requirements which are generally less extensive than the requirements applicable to domestic issuers. Foreign stock markets (other than Japan) have substantially less volume than the U.S. exchanges and securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers. These risks are heightened in the case of emerging markets. There is frequently less governmental regulation of exchanges, broker-dealers and issuers than in the United States, and brokerage costs may be higher. In addition, investments in foreign companies may be subject to the possibility of nationalization, withholding of dividends at the source, expropriation or confiscatory taxation, currency blockage, political or economic instability or diplomatic developments that could adversely affect the value of those investments. Finally, in the event of a default on any foreign obligation, it may be difficult for the Fund to obtain or to enforce a judgment against the issuer.

       Foreign markets, especially emerging markets, may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Portfolio is uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Portfolio due to subsequent declines in values of the portfolio securities or, if the Portfolio has entered into a contract to sell the security, possible liability to the purchaser. Certain foreign markets, especially emerging markets, may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments.

       In addition to the foreign securities listed above, the International Small Cap, Strategic Income, High Yield, Investment Quality Bond, Growth Equity, Balanced and Worldwide Growth Funds may also invest in foreign sovereign debt securities, which involve certain additional risks. See "RISK FACTORS -- High Yield/High Risk Securities -- Foreign Sovereign Debt Securities" above.

  Warrants

       Subject to certain restrictions, each of the Portfolios except the National Municipal Bond, Money Market and Lifestyle Funds may purchase warrants, including warrants traded independently of the underlying securities. It is a non-fundamental investment restriction of each Portfolio not to purchase warrants if as a result that Portfolio would then have more than 10% of its total net assets invested in warrants, or if more than 5% of the value of the Portfolio's total net assets would be invested in warrants which are not listed on a recognized United States or foreign stock exchange, except for warrants included in units or attached to other securities.

  Lending Portfolio Securities

       To attempt to increase its income, each Portfolio may lend its portfolio securities in amounts up to 33% of its total non-cash assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Portfolio and are at all times fully secured by cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, marked to market to the value of loaned securities on a daily basis. As with any extensions of credit, there may be risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Subadvisers to be creditworthy.

  When-Issued Securities ("Forward Commitments")

       In order to help ensure the availability of suitable securities, each of the Portfolios may purchase debt securities on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered to the Portfolio at a future date, which may be a month or more after the date of commitment (referred to as "forward commitments"). It is expected that, under normal circumstances, a Portfolio purchasing securities on a when-issued or forward delivery basis will take delivery of the securities, but the Portfolio may sell the securities before the settlement date, if such action is deemed advisable. In general, a Portfolio does not pay for the securities or start earning interest on them until the purchase of the obligation is scheduled to be settled, but it does, in the meantime, record the transaction and reflect the value each day of the securities in determining its net asset value. At the time delivery is made, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction. While awaiting delivery of the obligations purchased on such bases, a Portfolio will establish a segregated account consisting of cash or liquid high quality debt securities equal to the amount of the commitments to purchase when-issued or forward delivery securities. The availability of liquid assets for this purpose and the effect of asset segregation on a Portfolio's ability to meet its current obligations, to honor requests for redemption and to have its investment portfolio managed properly will limit the extent to which the Portfolio may purchase when-issued or forward delivery securities. Except as may be imposed by these factors, there is no limit on the percentage of a Portfolio's total assets that may be committed to such transactions.

  Hedging and Other Strategic Transactions

       Individual Portfolios may be authorized to use a variety of investment strategies described below for hedging purposes only, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements), and managing the effective maturity or duration of debt instruments held by the Portfolio. The description in this Prospectus of each Portfolio indicates which, if any, of these types of transactions may be used by the Portfolio. Limitations on the portion of a Portfolio's assets that may be used in connection with the investment strategies described below are set out in the Statement of Additional Information.

       Subject to the constraints described above, an individual Portfolio may (if and to the extent so authorized) purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, index futures contracts, financial futures contracts and fixed-income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions, and enter into currency transactions (collectively, these transactions are referred to in this Prospectus as "Hedging and Other Strategic Transactions"). Other Strategic Transactions are also referred to as derivative transactions. A "derivative" is generally defined as an instrument whose value is based upon, or derived from, some underlying index, reference rate (e.g. interest rate or currency exchange rate, security, commodity or other asset). Portfolio's interest rate transactions may take the form of swaps, caps, floors and collars, and a Portfolio's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

       Hedging and Other Strategic Transactions may generally be used to attempt to protect against possible changes in the market value of securities held or to be purchased by a Portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Portfolio's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a Portfolio's securities or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. A Portfolio may use any or all types of Hedging and Other Strategic Transactions which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Other Strategic Transaction will be a function of numerous variables, including market conditions. The ability of a Portfolio to utilize Hedging and Other Strategic Transactions successfully will depend on, in addition to the factors described above, the Subadviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a Portfolio's securities. None of the Portfolios is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")). Futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging to the extent permitted by CFTC regulations. The use of certain Hedging and Other Strategic Transactions will require that a Portfolio segregate cash, liquid high grade debt obligations or other assets to the extent a Portfolio's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. Risks associated with Hedging and Other Strategic Transactions are described in "HEDGING AND OTHER STRATEGIC TRANSACTIONS -- Risk Factors" in the Statement of Additional Information. A detailed discussion of various Hedging and Other Strategic Transactions, including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions, also appears in the Statement of Additional Information.

  Illiquid Securities

       Each of the portfolios is precluded from investing in excess of 10% of its net assets in securities that are not readily marketable. Excluded from the 10% limitation are securities that are restricted as to resale but for which a ready market is available pursuant to exemption provided by Rule 144A adopted under the Securities Act of 1933, as amended (the "1933 Act") or other exemptions from the registration requirements of the 1933 Act. Whether securities sold pursuant to Rule 144A are readily marketable for purposes of the Fund's investment restriction is a determination to be made by the Subadvisers, subject to the Trustees' oversight and for which the Trustees are ultimately responsible. The Subadvisers will also monitor the liquidity of Rule 144A securities held by the Portfolios for which they are responsible.
  To the extent Rule 144A securities held by a Portfolio should become illiquid because of a lack of interest on the part of qualified institutional investors, the overall liquidity of the Portfolio could be adversely affected. In addition, the Money Market Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to the disposition under federal securities law, and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be made in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Money Market Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Money Market Fund's subadviser believes that Section 4(2) commercial paper meets its criteria for liquidity and is quite liquid. The Money Market Fund intends, therefore, to treat Section 4(2) commercial paper as liquid and not subject to the investment limitation applicable to illiquid securities. The Money Market Fund's subadviser will monitor the liquidity of Section 4(2) commercial paper held by the Money Market Fund, subject to the Trustees' oversight and for which the Trustees are ultimately responsible.

  Repurchase Agreements and Reverse Repurchase Agreements

       Each of the Fund's Portfolios may enter into repurchase agreements and reverse repurchase agreements. Repurchase agreements involve the acquisition by a Portfolio of debt securities subject to an agreement to resell them at an agreed-upon price. Under a repurchase agreement, at the time the Portfolio acquires a security, it agrees to resell it to the original seller (a financial institution or broker/dealer which meets the guidelines established by the Trustees) and must deliver the security (and/or securities that may be added to or substituted for it under the repurchase agreement) to the original seller on an agreed-upon date in the future. The repurchase price is in excess of the purchase price. The arrangement is in economic effect a loan collateralized by securities.

       The Trustees have adopted procedures that establish certain creditworthiness, asset and collateralization requirements for the counterparties to a Portfolio's repurchase agreements. The Trustees will regularly monitor the use of repurchase agreements and the Subadvisers will, pursuant to procedures adopted by the Trustees, continuously monitor the amount of collateral held with respect to a repurchase transaction so that it equals or exceeds the amount of the obligation.

       A Portfolio's risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.

       Each Portfolio of the Fund may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a Portfolio may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The Portfolio retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed upon future date, the Portfolio repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the Portfolio receives for the security and the amount it pays on repurchase is deemed to be payment of interest. The Portfolio will maintain in a segregated custodial account cash, Treasury bills or other U.S. Government securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate.

  Mortgage Dollar Rolls

       Each Portfolio of the Fund (except the Money Market Fund and the Lifestyle Funds) may enter into mortgage dollar rolls. Under a mortgage dollar roll, a Portfolio sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the mortgage-backed securities. A Portfolio is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Portfolio may also be compensated by receipt of a commitment fee. A Portfolio may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities.

                            MANAGEMENT OF THE FUND

       Under Massachusetts law and the Fund's Declaration of Trust and By-Laws, the business and affairs of the Fund are managed under the direction of the Trustees.

  Advisory Arrangements

       NASL Financial Services, Inc., ("NASL Financial" or, in its capacity as investment adviser to the Fund, the "Adviser"), a Massachusetts corporation whose principal offices are located at 116 Huntington Avenue, Boston,
  Massachusetts   02116, is the investment adviser to the Fund.  NASL Financial is a wholly-owned subsidiary of North American Security Life Insurance Company ("Security Life"), a Delaware stock life insurance company, the controlling ultimate parent of which is The Manufacturers Life Insurance Company ("Manulife"), a Canadian mutual life insurance company based in Toronto, Canada. Prior to January 1, 1996, Security Life was a wholly owned subsidiary of North American Life Assurance Company ("NAL"), a Canadian mutual life insurance company. On January 1, 1996 NAL and Manulife merged with the combined company retaining the name Manulife.

       Pursuant to its Advisory Agreement with the Fund (the "Advisory Agreement"), the Adviser oversees the administration of all aspects of the business and affairs of the Fund; selects, contracts with and compensates subadvisers to manage the assets of the Fund's Portfolios; and reimburses the Fund if the total of certain expenses allocated to any Portfolio exceeds certain limitations. The Adviser serves as investment adviser to one other investment company, NASL Series Trust. NASL Series Trust is a mutual fund that serves as the underlying investment medium for variable annuity contracts issued by Security Life and its wholly-owned subsidiary, First North American Life Assurance Company. At December 31, 1996, NASL Series Trust had assets of approximately $____ billion.

       Under the terms of the Advisory Agreement, the Adviser selects, contracts with and compensates subadvisers to manage the investment and reinvestment of the assets of all Portfolios of the Fund, except the Lifestyle Funds. The Adviser monitors the compliance of such subadvisers with the investment objectives and related policies of each Portfolio and reviews the performance of such subadvisers and reports periodically on such performance to the Trustees. The Fund has filed an application with the Securities and Exchange Commission seeking exemptive relief to permit the appointment of a subadviser pursuant to an agreement that is not approved by shareholders. If granted, the Fund would be able to change subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the new subadviser. There is no assurance that the requested relief will be granted.

       Portfolio decisions for the Lifestyle Funds are made by the Adviser. [Information relating to personnel responsible for the management of the Lifestyle Funds to be provided.]

       The Adviser oversees all aspects of the Fund's business and affairs. In that connection, the Adviser permits its directors, officers and employees to serve as Trustees or President, Vice President, Treasurer or Secretary of the Fund, without cost to the Fund. The Adviser also provides certain services, and the personnel to perform such services, to the Fund for which the Fund reimburses the Adviser's costs of providing such services and personnel. Such services include maintaining certain records of the Fund and performing all administrative, financial, accounting, bookkeeping and recordkeeping functions of the Fund, except for any of those functions performed by the Fund's custodian or transfer and shareholder servicing agents. The reimbursement paid by the Fund to the Adviser for personnel costs include employee compensation and allocated portions of the Adviser's related personnel expenses of office space, utilities, office equipment and miscellaneous office expenses.

       The Adviser has agreed to reduce a Portfolio's advisory fee, or if necessary to reimburse the Fund, in order to prevent the expenses of a Portfolio from exceeding either the most restrictive expense limitation imposed by applicable state law or a fixed expense limitation contained in the Advisory Agreement, whichever results in the lowest expenses to the Fund. The fixed limitation may be terminated by the Adviser at any time on 30 days' written notice. The most restrictive state law provision limits a Portfolio's annual expenses, excluding taxes, portfolio brokerage commissions, interest, certain litigation and indemnification expenses, extraordinary expenses and a portion of the Portfolio's distribution fees, to 2.5% of the first $30,000,000 of the average net assets of the Portfolio, 2.0% of the next $70,000,000 and 1.5% of the remaining average net assets of the Portfolio. The fixed limitation contained in the Advisory Agreement, and as of the date of this Prospectus the operative limitation on the Fund's expenses, limits a Portfolio's annual expenses, excluding taxes, portfolio brokerage commissions, interest, certain litigation and indemnification expenses, extraordinary expenses and all of the Portfolio's distribution fees as a percentage of average net assets to the following percents:

       Portfolio                                   Percent
  Pacific Rim Emerging Markets Fund                 1.30%
  Science & Technology Fund                   1.40%


Portfolio                                   Percent
  International Small Cap Fund               1.55%
  Emerging Growth Fund                       1.35%
  Pilgrim Baxter Growth Fund                 1.40%
  Small/Mid Cap Fund                         1.325%
  International Stock Fund                   1.65%
  Worldwide Growth Fund                      1.50%
  Global Equity Fund                         1.40%
  Growth Equity Fund                         1.30%
  Common Stock Fund                          1.075%
  Equity Index Fund                           .90%
  Blue Chip Growth Fund                      1.30%
  Value Fund                                 1.20%
  International Growth and Income Fund       1.40%
  Growth and Income Fund                      .99%
  Equity-Income Fund                          .99%
  Real Estate Securities Fund                1.075%
  Balanced Fund                               .99%
  High Yield Fund                            1.15%
  Strategic Income Fund                      1.15%
  Global Government Bond Fund                1.275%
  Capital Growth Bond Fund                   1.00%
  Investment Quality Bond                     .90%
  U.S. Government Securities Fund             .90%
  National Municipal Bond Fund                .85%
  Money Market Fund.                          .50%


       As compensation for its services, the Adviser receives a fee from the Fund computed separately for each Portfolio, except for the Lifestyle Funds for which the Adviser makes no charge. The fee for each Portfolio is stated as an annual percentage of the current value of the net assets of the Portfolio. The fee, which is accrued daily and payable monthly, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the annual percentage prescribed for a Portfolio, and multiplying this product by the value of the net assets of the Portfolio at the close of business on the previous business day of the Fund. The following is a schedule of the management fees each Portfolio currently is obligated to pay the Adviser under the Advisory Agreement (prior to the application of any fee waivers):


                                                          Between        Between
                                                       $ 50,000,000   $200,000,000
                                            First          and            and        Excess over
 Funds                                   $50,000,000   $200,000,000   $500,000,000   $500,000,000
 -------------------------------------------------------------------------------------------------
 Pacific Rim Emerging Markets Fund.....      .800%          .750%          .675%          .625%
 Science & Technology Fund.............     1.000%         1.000%         1.000%         1.000%
 International Small Cap Fund..........     1.050%         1.000%          .900%          .800%
 Emerging Growth Fund..................      .950%          .950%          .950%          .950%
 Pilgrim Baxter Growth Fund............     1.000%         1.000%          .900%          .900%
 Small/Mid Cap Fund....................      .925%          .900%          .875%          .850%
 International Stock Fund..............   1.150%*           .900%          .900%          .850%
 Worldwide Growth Fund.................     1.000%          .950%          .850%          .750%
 Global Equity Fund....................      .900%          .900%          .700%          .700%
 Growth Equity Fund....................      .900%          .850%          .825%          .800%
 Common Stock Fund.....................      .675%          .625%          .575%          .550%
 Equity Index Fund.....................      .500%          .500%          .500%          .500%
 Blue Chip Growth Fund.................      .900%          .850%          .800%          .725%
 Value Fund............................      .800%          .700%          .600%          .600%
 International Growth and Income Fund..      .900%          .850%          .800%          .750%
 Growth and Income Fund................      .725%          .675%          .625%          .550%
 Equity-Income Fund....................      .800%          .700%          .600%          .600%
 Real Estate Securities Fund...........      .675%          .625%          .575%          .550%


                                                          Between        Between
                                                       $ 50,000,000   $200,000,000
                                            First          and            and        Excess over
 Funds                                   $50,000,000   $200,000,000   $500,000,000   $500,000,000
 -------------------------------------------------------------------------------------------------
 Balanced Fund.........................     .775%          .725%          .675%          .625%
 High Yield Fund.......................     .750%          .700%          .650%          .600%
 Strategic Income Fund.................     .750%          .700%          .650%          .600%
 Global Government Bond Fund...........     .775%          .750%          .700%          .650%
 Capital Growth Bond...................     .600%          .600%          .525%          .475%
 Investment Quality Bond Fund..........     .600%          .600%          .525%          .475%
 National Municipal Bond Fund..........     .600%          .600%          .600%          .600%
 U.S. Government Securities Fund.......     .600%          .600%          .525%          .475%
 Money Market Fund.....................     .200%          .200%          .200%          .145%

  * 1.150% up to $20 million; 1.000% from $20 million up to $50 million.

  As of March 16, 1993, August 1, 1994 and November 23, 1992, respectively, the Equity-Income, Growth and Income and Balanced Funds reached sufficient size to realize a reduction in the fee as a percent of excess net assets.

       A more comprehensive statement of the terms of the Advisory Agreement appears in the Statement of Additional Information and this agreement is on file with and is available from the Commission

  Subadvisory Arrangements

       Wellington Management Company

       Wellington Management Company ("Wellington Management"), the Subadviser to the Growth and Income and Investment Quality Bond Funds, founded in 1933, is a Massachusetts partnership whose principal business address is 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. As of ______, 1996, Wellington Management had investment management authority with respect to approximately $_____ billion of assets. The managing partners of Wellington Management are Robert W. Doran, Duncan M. McFarland, and John R. Ryan.

       Matthew E. Megargel, Senior Vice President of Wellington Management, has served as portfolio manager to the Growth and Income Fund since February 1992. Mr. Megargel also serves as the portfolio manager for NASL Series Trust's Growth and Income Trust. Mr. Megargel joined Wellington Management in 1983 as a research analyst and took on additional responsibilities as a portfolio manager in 1988. In 1991, he became solely a portfolio manager with Wellington Management.

       Thomas L. Pappas, Vice President of Wellington Management, has served as portfolio manager to the Investment Quality Bond Fund since March 1994. Mr. Pappas also serves as portfolio manager for NASL Series Trust's Investment Quality Bond Trust. Mr. Pappas has been a portfolio manager with Wellington Management since 1987.

       J.P. Morgan Investment Management, Inc.

       J.P. Morgan Investment Management, Inc. ("J.P. Morgan") is the Subadviser to the International Growth and Income Fund. J.P. Morgan, with principal offices at 522 Fifth Avenue, New York, New York 10036, is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan & Co."), a bank holding company organized under the laws of Delaware which is located at 60 Wall Street, New York, New York 10260. Through offices in New York City and abroad, J.P. Morgan & Co., through J.P. Morgan and other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment adviser to individual and institutional clients with combined assets under management of approximately $____ billion (of which J.P. Morgan advises over $___ billion) as of ________, 1996. J.P. Morgan has managed international securities for institutional investors since 1974. As of ________, 1996, the non-U.S. securities under J.P. Morgan's management was approximately $___ billion. J.P. Morgan provides investment advice and portfolio management services to the Portfolio. Subject to the supervision of the Fund's Trustees, J.P. Morgan makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments.

       J.P. Morgan uses a sophisticated, disciplined, collaborative process for managing the Portfolio. The following persons are primarily responsible for the day-to-day management and implementation of J.P. Morgan's process for the Portfolio (their business experience for the past 5 years is indicated parenthetically): Paul A. Quinsee, Vice President

  (employed by J.P. Morgan since February 1992, previously Vice President, Citibank), and Gareth A. Fielding, Assistant Vice President (employed by J.P. Morgan since February 1992, previously he received his MBA from Imperial College at London University, while he was a self-employed trader on the London International Financial Futures Exchange).

       Mr. Quinsee is primarily responsible for the day-to-day management of seventeen other institutional and investment company accounts that invest in international securities constituting approximately $____ billion of assets. Since July 1994, Mr. Fielding has been responsible for the day-to-day management (in some cases with another person) of 15 institutional and investment company portfolios that invest primarily in international fixed income securities, constituting approximately $____ billion of assets. Mr. Fielding is a specialist in mortgage and asset-backed securities. Prior to July 1994, Mr. Fielding traded global fixed income products on J.P. Morgan's London trading desk.

       Salomon Brothers Asset Management Inc.

       Salomon Brothers Asset Management Inc ("SBAM"), the Subadviser to the Strategic Income, U.S. Government Securities and National Municipal Bond Funds, is an indirect, wholly-owned subsidiary of Salomon Brothers Holding Company Inc. ("SBHC"), which is in turn wholly owned by Salomon Inc. The business address of SBAM, SBHC and Salomon Inc. is 7 World Trade Center, New York, New York 10048. SBAM was incorporated in 1987 and together with its affiliates in Tokyo, Frankfurt, London and Hong Kong, provides a full range of fixed income and equity investment advisory services to individuals and institutional clients throughout the world, and serves as investment adviser to various investment companies. As of ________, 1996, SBAM and its advisory affiliates had approximately $____ billion in assets under management. SBAM has access to Salomon Brothers Inc's more than 400 economists, mortgage, bond, sovereign, and equity analysts.

       In connection with SBAM's service as subadviser to the Strategic Income Fund, Salomon Brothers Asset Management Limited ("SBAM Limited"), whose business address is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, provides certain subadvisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Income Fund. SBAM Limited is compensated by SBAM at no additional expense to the Fund. Like SBAM, SBAM Limited is an indirect, wholly-owned subsidiary of Salomon Brothers Holding Company Inc. SBAM Limited is a member of the Investment Management Regulatory Organization Limited in the United Kingdom and is registered as an investment adviser in the United States pursuant to the Investment Advisers Act of 1940, as amended.

       Steven Guterman has been primarily responsible for the day-to-day management of the mortgage-backed securities and U.S. government securities portions of the Strategic Income Fund since November 1993 and the U.S. Government Securities Fund since December 1991. Mr. Guterman is assisted by Roger Lavan in the management of the two foregoing portfolios. Peter J. Wilby has been primarily responsible for the day-to-day management of the high yield and sovereign debt portions of the Strategic Income Fund. David J. Scott is primarily responsible for the portion of the Strategic Income Fund relating to currency transactions and investments in non-dollar denominated debt securities. MaryBeth Whyte is primarily responsible for the day-to-day management of the National Municipal Bond Fund.

       Mr. Guterman joined SBAM in 1990 and is a Managing Director of Salomon Brothers, Inc. and a Senior Portfolio Manager, responsible for SBAM's investment company and institutional portfolios which invest primarily mortgage-backed securities and U.S. government issues. Mr. Guterman also serves as portfolio manager for two offshore funds that invest in mortgage-backed securities. In addition, Mr. Guterman serves as portfolio manager for a number of SBAM's institutional clients. Mr. Guterman joined Salomon Brothers Inc in 1983. He initially worked in the mortgage research group where he became a Research Director and later traded derivative mortgage-backed securities for Salomon Brothers Inc.

       Mr. Lavan joined SBAM in 1990 and is a Portfolio Manager and Quantitative Fixed Income Analyst. He is responsible for working with senior portfolio managers to monitor and analyze market relationships and identify and implement relative value transactions in SBAM's investment company and institutional portfolios which invest in mortgage-backed securities and U.S. Government Securities. Prior to joining SBAM, Mr. Lavan spent four years analyzing portfolios for Salomon Brothers' Fixed Income Sales Group and Product Support Divisions.

       Mr. Wilby joined SBAM in 1989 and is a Managing Director of Salomon Brothers, Inc. and a Senior Portfolio Manager responsible for SBAM's investment company and institutional portfolios which invest in high yield non
  U. S. and U.S. corporate debt securities and high yield foreign sovereign debt securities. Mr. Wilby is the portfolio manager for Global

  Partners Income Fund Inc., The Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc., The Emerging Markets Floating Rate Fund Inc., Salomon Brothers Worldwide Income Fund Inc, Salomon Brothers High Income Fund Inc, and the foreign sovereign debt component of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. From 1984 to 1989, Mr. Wilby was employed by Prudential Capital Management Group ("PCMG"). He served as director of PCMG's credit research unit and as a corporate and sovereign credit analyst with PCMG. Mr. Wilby later managed high yield bonds and leveraged equities in the mutual funds and institutional portfolios of PCMG.

       Prior to joining SBAM Limited in April 1994, Mr. Scott worked at J.P. Morgan Investment Management where he was responsible for global and non-dollar portfolios. Before joining J.P. Morgan Investment Management, Mr. Scott worked at Mercury Asset Management where he was responsible for captive insurance portfolios and products.

       Ms. Whyte joined SBAM in July 1994 and is responsible for directing SBAM investment policy for all municipal portfolios. Prior to joining SBAM, Ms. Whyte was a Senior Vice President and head of the Municipal Bond Area at Fiduciary Trust Company International. Her responsibilities included active managing and advising portfolios with assets of approximately $____ billion. Ms. Whyte was a member of the Fixed Income Investment Policy Committee at Fiduciary. Ms. Whyte's previous experience includes managing portfolios for high net worth individuals, mutual funds and pension funds while employed by U.S. Trust Company, and Bernstein-Macaulay Inc.

       Fred Alger Mangement, Inc.

       Investment decisions for the Small/Mid Cap Fund are made by its Subadviser, Fred Alger Management, Inc. ("Alger"). Alger, located at 75 Maiden Lane, New York, New York 10038, has been in the business of providing investment advisory services since 1964 and as of December 31, 1995 had approximately $4.8 billion under management, including $3.0 billion in mutual fund accounts and $ 1.8 billion in other advisory accounts. Alger is wholly owned by Fred Alger & Company, Incorporated which in turn is wholly owned by Alger Associates, Inc., a financial services holding company. Fred M. Alger, III and his brother, David D. Alger, are the majority shareholders of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries.

       David D. Alger, President of Alger Management, is primarily responsible for the day-to-day management of the Small/Mid Cap Fund. He has been employed by Alger as Executive Vice President and Director of Research since 1971 and as President since 1995 and he serves as portfolio manager for other mutual funds and investment accounts managed by Alger Management. Also participating in the management of the Small/Mid Cap Fund are Ronald Tartaro and Seilai Khoo. Mr. Tartaro has been employed by Alger Management since 1990 and he serves as a Senior Vice President. Prior to 1990, he was a member of the technical staff at AT&T Bell Laboratories. Ms. Khoo has been employed by Alger Management since 1989 and she serves as a Senior Vice President.

       Founders Asset Management, Inc.

       Investment decisions for the Growth Equity, International Small Cap, Balanced and Worldwide Growth Funds are made by its Subadviser, Founders Asset Management, Inc. ("Founders"), located at 2930 East Third Avenue, Denver, Colorado 80206, a registered investment adviser first established as an asset manager in 1938. Bjorn K. Borgen, Chairman, Chief Executive Officer and Chief Investment Officer of Founders, owns 100% of the voting stock of Founders. As of _____, 1996, Founders had over $___ billion of assets under management, including $___ billion in mutual fund accounts and $___ billion in other advisory accounts.

       Founders is a "growth-style" manager of equity portfolios and gives priority to the selection of individual securities that have the potential to provide superior results over time, despite short-term volatility. Under normal circumstances, Founders' approach to investment management gives greater emphasis to the fundamental financial, marketing and operating strengths of the companies whose securities it buys, and is less concerned with the short-term impact of changes in macroeconomic and market conditions. Founders focuses on purchasing the stocks of companies with strong management and market positions that have earnings prospects that are significantly above the average for their market sectors.

       To facilitate the day-to-day investment management of the Growth Equity, International Small Cap, Balanced and Worldwide Growth Funds, Founders employs a unique team-and-lead-manager system. The management team is composed of several members of the Investment Department, including Founders' Chief Investment Officer, lead portfolio managers, assistant portfolio managers, portfolio traders and research analysts. Team members share responsibility for providing ideas, information, knowledge and expertise in the management of the portfolios. Each team member has one or more areas of expertise that is applied to the management of the Portfolio. Daily decisions on portfolio selection for the portfolio rests with a lead portfolio manager assigned to the portfolio.

       Michael W. Gerding, Vice President of Investments, is the lead portfolio manager for the International Small Cap and Worldwide Growth Funds. Mr. Gerding is a chartered financial analyst who has been part of Founders' investment department for six years. Prior to joining Founders, Mr. Gerding served as a portfolio manager and research analyst with NCNB Texas for several years. Mr. Gerding earned a BBA in finance and an MBA from Texas Christian University.

       Edward F. Keely, Vice President of Investments, is the lead portfolio manager for the Growth Equity Fund. Mr. Keely is a chartered financial analyst who joined Founders in 1989. A graduate of The Colorado College, Mr. Keely holds a Bachelor of Arts degree in economics.

       Brian F. Kelly, Portfolio Manager, is the lead portfolio manager for the Balanced Fund. Mr. Kelly joined Founders in 1996. Prior to joining Founders, Mr. Kelly served as portfolio manager for Invesco Trust Company (1993-1996) and as a senior investment analyst for Sears Investment Management Company (1986-1993). A graduate of the University of Notre Dame, Mr. Kelly received his MBA and JD from the University of Iowa. He is also a Certified Public Accountant.


          T. Rowe Price Associates, Inc.

       T. Rowe Price, whose address is at 100 East Pratt Street, Baltimore, Maryland 21202, is the subadviser for the Blue Chip Growth, Equity-Income and Science & Technology Funds. Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price and its affiliates managed over $85 billion for over four million individual and institutional investor accounts as of August 31, 1996.

       The Blue Chip Growth Fund has an investment advisory committee composed of the following members: Larry J. Puglia, Chairman, Brian W.H. Berghuis, Thomas H. Broadus Jr., John D. Gillespie, Thomas J. Huber, and William J. Stromberg. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio's investment program. Mr. Puglia joined T. Rowe Price in 1990 and has been managing investments since 1993. He became chairman of the Blue Chip Growth Fund investment advisory committee on October 1, 1996.

       The investment advisory committee for the Science & Technology Fund is composed of the following members: Charles A. Morris, Chairman, Lise J. Buyer, Jill L. Hauser, Joseph Klein III, and Brian D. Stansky. Mr. Morris joined T. Rowe Price in 1987, and has been managing investments since 1991. He has been chairman of the investment advisory committee of T. Rowe Price Science & Technology Fund, Inc. since 1991. The investment advisory committee for the Equity-Income Fund is comprised of the following members: Brian C. Rogers, Chairman, Stephen W. Boese, Richard P. Howard, and William J. Stromberg. Mr. Rogers joined T. Rowe Price in 1982 and has been managing investments since 1983. He has been chairman of the Equity Income Fund investment advisory committee since October 1, 1996.

       Rowe Price-Fleming International, Inc.

       Price-Fleming is subadviser to the International Stock Fund. Price Fleming's U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202. Price-Fleming has offices in Baltimore, London, Tokyo, and Hong Kong. Price-Fleming was incorporated in Maryland in 1979 as a joint venture between
  T. Rowe Price and Robert Fleming Holdings Limited (Flemings).

       T. Rowe Price, Flemings, and Jardine Fleming are owners of Price-Fleming. The common stock of Price-Fleming is 50% owned by a wholly owned subsidiary of
  T. Rowe Price, 25% by a subsidiary of Flemings, and 25% by Jardine Fleming Group Limited (Jardine Fleming). (Half of Jardine Fleming is owned by Flemings and half by Jardine Matheson Holdings Limited) T. Rowe Price has the right to elect a majority of the Board of Directors of Price Fleming, and Flemings has the right to elect the remaining directors, one of whom will be nominated by Jardine Fleming.

       An investment advisory group has day to day responsibility for managing the portfolio and developing and executing its investment program. The members of the advisory group are as follows: Martin G. Wade, Christopher D. Alderson, Peter B. Askew, Richard J. Bruce, Mark J.T. Edwards, John R. Ford, Robert C. Howe, James B.M. Seddon, Benedict R.F. Thomas, and David J.L. Warren..

       Martin Wade joined Price-Fleming in 1979 and has 26 years of experience with the Fleming Group in research, client service, and investment management. (Fleming Group included Robert Fleming and/or Jardine Fleming.) Christopher Alderson joined Price-Fleming in 1988 and has nine years of experience with the Fleming Group in research and portfolio management. Peter Askew joined Price-Fleming in 1988 and has 20 years of experience managing multi-currency fixed income portfolios. Richard Bruce joined Price-Fleming in 1991 and has seven years of experience in investment management with the Fleming Group in Tokyo. Mark Edwards joined Price-Fleming in 1986 and has 14 years of experience in financial analysis. John Ford joined Price-Fleming in 1982 and has 15 years of experience with the Fleming Group in research and portfolio management. Robert Howe joined Price-Fleming in 1986 and has 14 years of experience in economic research, company research, and portfolio management. James Seddon joined Price-Fleming in 1987 and has 10 year of experience in portfolio management. Benedict Thomas joined Price-Fleming in 1988 and has six years of portfolio management experience. David Warren joined Price-Fleming in 1984 and has 15 years of experience in equity research, fixed income research, and portfolio management.

       Morgan Stanley Asset Management, Inc.

       Morgan Stanley, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, has been the subadviser to the Global Equity Fund since October 1, 1996. Morgan Stanley, a wholly-owned subsidiary of Morgan Stanley Group, Inc., conducts a worldwide portfolio management business, providing a broad range of portfolio management services to customers in the United States and abroad. At June 30, 1996, Morgan Stanley, together with its affiliated asset management companies, managed investments totaling approximately $103.5 billion, including approximately $87 billion under active management and $16.5 billion as named fiduciary or fiduciary adviser.

       Frances Campion is primarily responsible for the portfolio management of the Global Equity Fund. Ms. Campion joined Morgan Stanley in January 1990 as a global equity fund manager and is now a Principal of Morgan Stanley & Co. Incorporated. Her responsibilities include day to day management of the
  Global Equity Portfolio of Morgan Stanley Institutional Fund, Inc.   Prior to
  joining Morgan Stanley, Ms. Campion was a U.S. equity analyst with Lombard Odler Limited where she had responsibility for the management of global portfolios. Ms. Campion has ten years global investment experience. She is a graduate of University of College, Dublin.

       Miller Anderson & Sherrerd, LLP

       MAS, the subadviser to the Value and High Yield Funds, is a Pennsylvania limited liability partnership founded in 1969 and is located at One Tower Bridge, West Conshohocken, PA 19428. MAS provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors and as of June 30, 1996 had in excess of $36 billion in assets under management. On January 3, 1996, Morgan Stanley Group Inc. acquired MAS in a transaction in which Morgan Stanley Asset Management Holdings, Inc., an indirect wholly owned subsidiary of Morgan Stanley Group Inc., became the sole general partner of MAS. Morgan Stanley Asset Management Holdings Inc. and two other wholly owned subsidiaries of Morgan Stanley Group Inc. became the limited partners of MAS.

       The investment professionals of MAS who are primarily responsible for the day to day management of the Value Fund are Robert J. Marcin and A. Morris Williams, Jr. Robert J. Marcin, Portfolio Manager, joined MAS in 1988, and A. Morris William's, Jr., Portfolio Manager, joined MAS in 1973. Messrs. Marcin and Williams are also primarily responsible for the management of the Value Portfolio of MAS Funds. The investment professionals primarily responsible for the High Yield Fund are Thomas L. Bennett and Stephen F. Esser. Thomas L. Bennett, Portfolio Manager, joined MAS in 1994, and Stephen F. Esser, Portfolio Manager, joined MAS in 1988. Messrs. Bennett and Esser are also primarily responsible for the management of the High Yield Portfolio of MAS Funds.

       Manufacturers Adviser Corporation

       MAC, a Colorado corporation, is the subadviser of the Money Market, Pacific Rim Emerging Markets, Capital Growth Bond, Common Stock, Real Estate Securities and Equity Index Funds. Its principal business at the present time is to provide investment management services to these portfolios and comparable portfolios of NASL Series Trust. MAC is an indirect wholly-owned subsidiary of Manulife. At December 31, 1996, Manulife and its affiliates managed over $__ billion in assets. The address of MAC is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

       Management of the above portfolios is provided by a team of investment professionals each of whom plays an important role in the management process of each portfolio. Team members work together to develope investment strategies and select securities for a portfolio. They are supported by research analysts, traders and other investment specialists who work alongside the investment professionals in an effort to utilize all available resources to benefit the shareholders.

       The persons with primary responsibility for the day to day management of the Real Estate Securities Fund are Mark Schmeer and Leslie Grober. Mr. Schmeer joined MAC in 1995. He is an investment manager of U.S. Equities at Manulife. Prior to 1995 he was a Vice President of Sun Life Investment Management, where he served from 1993 to 1995. Mr. Schmeer was a manager of U.S. Investments for Ontario Hydro Corporation from 1986 to 1993. Mr. Grober also joined MAC in 1995. He has been an investment manager of U.S. Equities at Manulife since 1994. Mr. Grober was an investment representative of Toronto-Dominion Bank from 1991 to 1993. Prior to that he was employed by the Bank of Montreal.

       The persons with primary responsibility for the day to day management of the Common Stock Fund are Mark Schmeer and Rhonda Chang. Ms. Chang joined MAC in 1995. She has been an investment manager at Manulife since 1994. From 1990 to 1994, Ms. Chang was an investment analyst with American International Group.

       Catherine Addison has primary responsibility for the day to day management of the Capital Growth Bond Fund. She has had such responsibility for a similar portfolio of Manulife Series Fund, Inc., now a part of NASL Series Trust, since 1988. She has been an investment manager of U.S. Fixed Income at Manulife since 1985.

       The persons with primary responsibility for the day to day management of the Pacific Rim Emerging Markets Fund are Steven Hill, Richard James Crook and Emilia Panadero Perez. Mr. Hill joined MAC in 1995. He is also an investment manager at Manulife. Prior to 1995, Mr. Hill was a director of INVESCO Asset Management, where he served in 1993 and 1994. Mr. Hill was a director of Yasuda Trust Europe from 1989 to 1992. Richard James Crook joined MAC in 1994. He has been an investment manager of Manulife since 1975. Amelia Panadero Perez joined MAC in 1995. She has been an investment manager at Manulife since 1989.

       Oechsle International Advisors. L.P.

       Oechsle International Advisors, L.P. ("Oechsle International"), the subadviser to the Global Government Bond Fund, founded in 1986, is a Delaware limited partnership whose principal offices are located at One International Place, Boston, Massachusetts 02110. Oechsle International, which also has offices in London, England, Frankfurt, Germany and Tokyo, Japan, as of _____, 1996 managed approximately $___ billion for institutional and private investors. Oechsle International is a money manager providing management and advisory services with respect to all primary international securities markets. Each year Oechsle International's investment professionals concentrate on up to 30 different countries, averaging 700 visits to companies annually.

       Astrid Vogler has been primarily responsible for the day-to-day management of the Global Government Bond Fund. Ms. Vogler has been a Fixed Income Portfolio Manager at Oechsle International in Frankfurt, West Germany since 1988.

       Warburg Pincus Counsellors, Inc.,

       Warburg, the subadviser of the Emerging Growth Fund, is a professional investment counselling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of_______________, 1996, Warburg managed approximately $_____ billion of assets, including approximately $____ billion of assets of ______________ investment companies or portfolios. Incorporated in 1970, Warburg is a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ("Warburg G.P."), a New York general partnership. E.M. Warburg, Pincus & Co., Inc. ("EMW") controls Warburg through its ownership of a class of voting preferred stock of Warburg. Warburg G.P. has no business other than being a holding company of Warburg and its subsidiaries. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.

       The co-portfolio managers of the Emerging Growth Fund are Elizabeth B. Dater and Stephen J. Lurito. Ms. Dater has been portfolio manager of the Warburg Pincus Emerging Growth Fund since its inception on January 21, 1988. She is a managing director of EMW and has been a portfolio manager of Warburg since 1978. Mr. Lurito has been a portfolio manager of the that fund since 1990. He is a managing director of EMW and has been with Warburg since 1987, before which time he was a research

       Pilgrim Baxter & Associates, Ltd.

       Pilgrim Baxter & Associates, the subadviser to the Pilgrim Baxter Growth Fund, is a professional investment management firm that has been in business since its founding in 1982. The controlling shareholder of Pilgrim Baxter & Associates is United Asset Management Corporation ("UAM"), a New York Stock Exchange listed holding company principally engaged, through affiliated firms, in providing institutional investment management services. UAM's corporate headquarters are located at One International Place, Boston, Massachusetts 02110. Pilgrim Baxter & Associates currently has discretionary management authority with respect to approximately $13 billion in assets. In addition to advising certain portfolios of the Fund and NASL Series Trust, Pilgrim Baxter & Associates provides advisory services to the PBHG Funds, Inc., and to pension and profit-sharing plans, charitable institutions, corporations, individuals, trusts and estates, and other investment companies. The principal business address of the Pilgrim Baxter & Associates is 1255 Drummers Lane, Suite 300, Wayne, Pennsylvania 19087.

       Mr. Bruce J. Muzina and Mr. Gary L. Pilgrim, CFA, serve as co-portfolio managers of the Pilgrim Baxter Growth Fund. Mr. Pilgrim has served as the Chief Investment Officer of Pilgrim Baxter & Associates for the past six years and the President since 1993. Mr. Pilgrim is also the portfolio manager of the PBHG Growth Fund, a mutual fund available to the general public. Mr. Muzina serves as the lead Mid-Cap portfolio manager for institutional accounts at Pilgrim Baxter & Associates. Mr. Muzina has been with the firm since 1985.

                                 *     *     *

       Under the terms of each of the subadvisory agreements between the Adviser and a Subadviser (the "Subadvisory Agreements"), the Subadviser assigned to a Portfolio manages the investment and reinvestment of the assets of such Portfolio, subject to the supervision of the Trustees. The Subadviser formulates a continuous investment program for such Portfolio consistent with its investment objectives and policies outlined in this Prospectus. The Subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Trustees with respect to their implementation. The factors considered by the Subadvisers in allocating brokerage among broker/dealers are described in the Statement of Additional Information under the caption "PORTFOLIO BROKERAGE." Among the factors that may be considered is the willingness of broker/dealers to sell shares of the Fund.

       As compensation for their services, the Subadvisers receive fees from the Adviser computed separately for each Portfolio. The fee for each Portfolio is stated as an annual percentage of the current value of the net assets of the Portfolio. The fee, which is accrued daily and payable monthly, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the annual percentage prescribed for a Portfolio, and multiplying this product by the value of the net assets of the Portfolio at the close of business on the previous business day of the Fund. Once the average net assets of a Portfolio exceed specified amounts, the fee is reduced with respect to the excess. Absent any applicable fee waivers, the following is a schedule of the management fees the Adviser is obligated to pay the Subadvisers for each Portfolio under the Subadvisory Agreements. These fees are paid out of the advisory fees described above and are not additional charges to the Portfolios or their shareholders.

                                                              Between        Between
                                                            $50,000,000   $200,000,000
                                                First          and            and        Excess over
 Funds                                       $50,000,000   $200,000,000   $500,000,000   $500,000,000
----------------------------------------------------------------------------------------------------------
 Pacific Rim Emerging Markets Fund.....         .400%          .350%          .275%          .225%
 Science & Technology Fund.............         .600%          .600%          .600%          .600%
 International Small Cap...............         .650%          .600%          .500%          .400%
 Emerging Growth Fund..................         .550%          .550%          .550%          .550%
 Pilgrim Baxter Growth Fund............         .600%          .600%          .500%          .500%
 Small/Mid Cap Fund....................         .525%          .500%          .475%          .450%
 International Stock Fund..............         .750%*         .500%          .500%          .450%
 Worldwide Growth Fund.................         .600%          .550%          .450%          .350%
 Global Equity Fund....................         .500%          .450%          .375%          .325%
 Growth Equity Fund....................         .500%          .450%          .425%          .400%
 Common Stock Fund.....................         .275%          .225%          .175%          .150%
 Equity Index Fund.....................         .100%          .100%          .100%          .100%
 Blue Chip Growth Fund.................         .500%          .450%          .400%          .325%
 Value Fund............................         .400%          .300%          .200%          .200%
 International Growth and Income Fund..         .500%          .450%          .400%          .350%
 Growth and Income Fund................         .325%          .275%          .225%          .150%
 Equity-Income Fund....................         .400%          .300%          .200%          .200%
 Real Estate Securities Fund...........         .275%          .225%          .175%          .150%
 Balanced Fund.........................         .375%          .325%          .275%          .225%
 High Yield Fund.......................         .350%          .300%          .250%          .200%
 Strategic Income Fund**...............         .350%          .300%          .250%          .200%
 Global Government Bond Fund...........         .375%          .350%          .300%          .250%
 Capital Growth Bond...................         .225%          .225%          .150%          .100%
 Investment Quality Bond Fund..........         .225%          .225%          .150%          .100%
 National Municipal Bond Fund..........         .250%          .250%          .250%          .250%
 U.S. Government Securities Fund.......         .225%          .225%          .150%          .100%

                                                              Between        Between
                                                            $50,000,000   $200,000,000
                                                First          and            and        Excess over
 Funds                                       $50,000,000   $200,000,000   $500,000,000   $500,000,000
----------------------------------------------------------------------------------------------------------
Money Market Fund.....................         .075%          .075%          .075%          .020%


       * .750% up to $20 million; .600% from $20 million up to $50 million; .500% from $50 million up to $200 million of the current value of the net assets of the Portfolio. When the current value of the net assets of the Portfolio equals or exceeds $200 million, the subadviser fee is .500% of the current value of the net assets of the Portfolio. When the current value of the net assets of the Portfolio equals or exeeds $500 million, the subadviser fee is .450% of the net assets of the Portfolio.

       **In connection with the subadvisory consulting agreement between SBAM and SBAM Limited, SBAM will pay SBAM Limited, as full compensation for all services provided under the subadvisory consulting agreement, a portion of its subadvisory fee, such amount being an amount equal to the fee payable under SBAM's subadvisory agreement multiplied by portion of the assets of the Strategic Income Fund that SBAM Limited has been delegated to manage divided by the current value of the net assets of the Portfolio.

       As of March 16, 1993, August 1, 1994 and November 23, 1992, respectively, the Equity-Income, Growth and Income and Balanced Funds reached sufficient size to realize a reduction in the fee as a percent of excess net assets.

       A more comprehensive statement of the terms of the Subadvisory Agreements appears in the Statement of Additional Information and these agreements are on file with and are available from the Commission.

       All or a portion of Fund brokerage commissions may be paid to affiliates of Salomon, J.P. Morgan, Alger, Morgan Stanley and Oechsle. Information on the amount of these commissions is set forth in the Statement of Additional Information under "PORTFOLIO BROKERAGE."

  Fund Expenses

       Subject to the expense limitations discussed above, the Fund is responsible for the payment of all expenses of its organization, operations and business, except for those expenses the Adviser has agreed to bear pursuant to the Advisory Agreement or its Distribution Agreement with the Fund or the Subadvisers have agreed to pay pursuant to the Subadvisory Agreements. Among the expenses to be borne by the Fund, in addition to certain expenses incurred by the Adviser as described above, are the expense of the advisory and distribution fees; all charges and expenses relating to the transfer, safekeeping, servicing and accounting for the Fund's property, including charges of depositories, custodians and other agents; all expenses of maintaining and servicing shareholder accounts, including charges of the Fund's transfer, dividend disbursing, shareholder recordkeeping, redemption and other agents; costs of shareholder reports and other communications to current shareholders; the expenses of meetings of the Fund's shareholders and the solicitation of management proxies in connection therewith; all expenses of preparing Fund Prospectuses and Statements of Additional Information; the expenses of determining the Portfolios' net asset value per share; the compensation of Trustees who are not directors, officers or employees of the Adviser and all expenses of meetings of the Trustees; all charges for services and expenses of the Fund's legal counsel and independent auditors; all fees and expenses of registering and qualifying, and maintaining the registration and qualification of, the Fund and its shares under all federal and state laws applicable to the Fund and its business activities; all expenses associated with the issue, transfer and redemption of Fund shares; brokers' and other charges incident to the purchase, sale or lending of the Fund's securities; taxes and other governmental fees payable by the Fund; and any nonrecurring expenses including litigation expenses and any expenses the Fund may incur as a result of its obligation to indemnify its Trustees, officers and agents. All expenses are accrued daily and deducted from total income before dividends are paid.

       Each Fund's portfolio turnover rate is set forth under the "Financial Highlights" section of the Prospectus. A high rate of portfolio turnover (in excess of 100%) generally involves correspondingly greater commission expenses, which must be borne directly by the Fund. The portfolio turnover rate of each of the Fund's portfolios may vary from year to year, as well as within a year. See "PORTFOLIO BROKERAGE" in the Statement of Additional Information.


                              GENERAL INFORMATION

  Net Asset Value

       The net asset value of the shares of each class of each Portfolio is calculated separately and, except as described below, is determined once daily as of the close of regularly scheduled trading on the New York Stock Exchange (the

  "Exchange"), Monday through Friday. Net asset value per share of each class of each Portfolio (other than the Money Market Fund, as described below) is calculated by dividing the value of the portion of the Portfolio's securities and other assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class outstanding. No determination is required on (i) days on which changes in the value of such Portfolio's securities holdings will not materially affect the current net asset value of the shares of the Portfolio, (ii) days during which no shares of such Portfolio are tendered for redemption and no order to purchase or sell such shares is received by the Fund, or (iii) the following business holidays or the days on which such holidays are observed by the Exchange: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of regularly scheduled trading on the Exchange. The values of such securities used in computing the net asset value of the shares of a class of a Portfolio are generally determined as of such times. Occasionally, events which affect the values of such securities may occur between the times at which they are generally determined and the close of regularly scheduled trading on the Exchange and would therefore not be reflected in the computation of a class's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Subadvisers under procedures established and regularly reviewed by the Trustees.

       Securities held by each of the Portfolios other than the Money Market Fund, except for money market instruments with remaining maturities of 60 days or less and Underlying Portfolio shares held by the Lifestyle Funds, are valued as follows: securities which are traded on stock exchanges are valued at the last sales price as of the close of the Exchange, or lacking any sales, at the closing bid prices. Securities traded only in the "over-the-counter" market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of trading on the Exchange. Securities and assets for which market quotations are not readily available or not obtained from a pricing service are valued at fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees. If approved by the Trustees, the Fund may make use of a pricing service or services in determining the net asset value of the classes of the Portfolios.

       The Trustees have authorized the Portfolios to value certain debt securities by reference to valuations obtained from pricing services which take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations of such securities, without extensive reliance upon quoted prices, since such valuations are believed by the Trustees to more accurately reflect the fair value of such securities.

       All instruments held by the Money Market Fund and money market instruments with a remaining maturity of 60 days or less held by the other Portfolios are valued on an amortized cost basis. With respect to each class of shares of the Money Market Fund, this method of calculation facilitates maintaining a constant net asset value of $1.00 per share. However, there can be no assurance that the $1.00 net asset value will be maintained at all times. The Trustees have determined that the amortized cost method of valuation fairly reflects a market based net asset value.

  Dividends and Distributions

       Except for the National Municipal Bond Fund, each Portfolio's dividends from net investment income (i.e., its net investment company taxable income as
                              ----
  that term is defined in the Internal Revenue Code of 1986 (the "Code"), determined without regard to the deduction for dividends paid) which includes short-term capital gains (collectively "ordinary income dividends") are taxable as ordinary income to shareholders whether paid in additional shares or in cash. Any net capital gain (i.e., the excess of a Portfolio's net realized long-term capital gain over its net realized short-term capital loss) distributed to shareholders as "capital gain dividends" is treated as long-term capital gain by the shareholders, whether paid in cash or additional shares, regardless of the length of time a shareholder has owned his or her shares. Shareholders are provided annually with full information on dividends and capital gains distributions for tax purposes. Shareholders may not have to pay state or local taxes on dividends derived from interest on U.S. Government obligations. Shareholders should consult their tax advisers regarding the applicability of state and local taxes to dividends and distributions. Each Portfolio will send shareholders a statement after the end of every calendar year stating the amount of dividends derived from interest on U.S. Government obligations.

       The International Small Cap, Small/Mid Cap, Emerging Growth, Pilgrim Baxter Growth, Pacific Rim Emerging Markets, International Stock, Global Equity, Worldwide Growth, Science & Technology, Growth Equity, Common Stock, Real Estate Securities, Blue Chip Growth, Equity-Income, Value, Balanced and Lifestyle Funds declare and pay any income dividends annually; the Growth and Income, International Growth and Income and Equity Index Funds declare and pay any income dividends semiannually; and the High Yield, Strategic Income, Global Government Bond, Capital Growth Bond, Investment Quality Bond, U.S. Government Securities, National Municipal Bond, and Money Market Funds declare income dividends daily and pay them monthly. See "PURCHASE OF SHARES --
  General Methods of Purchasing Shares." Each of the Portfolios, other than the Money Market Fund, declares and pays any capital gains dividends annually. Generally, income dividends of Portfolios other than the High Yield, Strategic Income, Global Government Bond, Capital Growth Bond, Investment Quality Bond, U.S. Government Securities, National Municipal Bond and Money Market Funds and capital gains dividends of Portfolios other than the Money Market Fund paid shortly after a purchase of shares prior to the record date, although in effect a return of capital, will be subject to income tax.

       The maximum distribution and service fees payable by the Class B shares and Class C shares of each Portfolio (other than the Money Market Fund, which bears no such fees) are more than the maximum fees payable by each such Portfolio's Class A shares. In addition, certain incremental expenses which are specifically allocable to a particular class of shares in a Portfolio are separately allocated to that class of shares. As a result, the per share dividend on Class B and Class C shares will generally be lower than the per share dividend on Class A shares of a Portfolio.

       For the convenience of shareholders, all income dividends and capital gains distributions are paid in full and fractional shares of the same class of a Portfolio on the payment date unless a shareholder has requested payment in cash. Shareholders may elect to have dividends and distributions from a class of a Portfolio invested in shares of the same class of another Portfolio at the respective net asset value. See SHAREHOLDER SERVICES -- Automatic Dividend Diversification."

  Taxes

       It is expected that each Portfolio of the Fund will qualify as a "regulated investment company" under the Code. If it so qualifies, a Portfolio will not be subject to United States federal income taxes on its net investment income and net capital gain, if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders (i) at least 90% of its net investment income for such taxable year, and (ii) with respect to the National Municipal Bond Fund at least 90% of its net tax-exempt interest income for such taxable year. If in any year a Portfolio fails to qualify as a regulated investment company, such Portfolio would incur regular corporate federal income tax on its taxable income for that year and be subject to certain additional distribution requirments upon requalification. Each Portfolio will be subject to a 4% nondeductible excise tax on its taxable income to the extent it does not meet certain distribution requirements by the end of each calendar year. Each Portfolio intends to make sufficient distributions to avoid application of the corporate income and excise taxes.


       Funds investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments on dividends and interest. The investment yield of the Portfolios investing in foreign securities or currencies will be reduced by these foreign taxes. Shareholders will bear the cost of any foreign taxes, but may not be able to claim a foreign tax credit or deduction for these foreign taxes. If a Portfolio is eligible for and makes an election to allow the shareholders of that Portfolio to claim a foreign tax credit or deduction for these taxes for any taxable year, the shareholders will be notified. In addition, Portfolios investing in securities of passive foreign investment companies may be subject to U.S. federal income taxes (and interest on such taxes) as a result of such investments. The investment yield of the Portfolios making such investments will be reduced by these taxes and interest. Shareholders will bear the cost of these taxes and interest, but will not be able to claim a deduction for these amounts.

       The redemption, sale or exchange of Fund shares (including the exchange of shares of one Portfolio for shares of another) is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the sale or other disposition of shares of the Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of a share of the Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be (i) treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share or (ii) in the case of the National Municipal Bond Fund, disallowed to the extent of any exempt-interest dividend received by the shareholder with respect to such shares. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.

       Unless a shareholder of any Portfolio includes his or her taxpayer identification number (social security number for individuals) in the Shareholder Application and certifies that he or she is not subject to backup withholding, the Fund is required to withhold and remit to the U.S. Treasury 31% from dividends other than exempt-interest dividends and other reportable payments to the shareholder.

       Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or witholding taxes. Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities. Thus, for residents of these states, distributions derived from a Portfolio's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves.

  National Municipal Bond Fund - Taxation

       The National Municipal Bond Fund also intends to satisfy conditions under the Code that will enable interest from municipal obligations, which is exempt from regular federal income taxes in the hands of each Portfolio, to qualify as "exempt-interest dividends" when distributed to such Portfolio's shareholders. Except as discussed below, such dividends are exempt from regular federal income taxes.

       Although exempt-interest dividends paid by the National Municipal Bond Fund will be excluded by shareholders of the Portfolios from their gross income for regular federal income tax purposes, under the Code all or a portion of such dividends may be (i) a preference item for purposes of the alternative minimum tax, (ii) a component of the "ACE" adjustment for purposes of determining the amount of corporate alternative minimum tax or (iii) a factor in determining the extent to which a shareholder's Social Security benefits are taxable. Moreover, the receipt of exempt-interest dividends from each of the Portfolios affect the federal tax liability of certain foreign corporations, S Corporations and insurance companies. Furthermore, under the Code, interest on indebtedness incurred or continued to purchase or carry portfolio shares, which interest is deemed to relate to exempt-interest dividends, will not be deductible by shareholders of the Portfolio for federal income tax purposes.

       The exemption of exempt-interest dividend income from regular federal income taxation does not necessarily result in similar exemptions for such income under tax laws of state or local taxing authorities. In general, states exempt from state income tax only that portion of any exempt-interest dividend that is derived from interest received by a regulated investment company on its holdings of obligations issued by that state or its political subdivisions and instrumentalities.

       A notice detailing the tax status of dividends and distributions paid by the National Municipal Bond Fund will be mailed annually to its shareholders. As part of this notice, the Portfolio will report to its shareholders the percentage of interest income earned by the Portfolio during the preceding year on tax-exempt obligations indicating, on a state-by-state basis, the source of such income.

                            _______________________

       Descriptions of tax consequences set forth in this Prospectus and in the Statement of Additional Information are intended to be a general guide. Investors should consult their tax advisers concerning a prospective investment in the Fund.

  Performance Information

       From time to time the Fund may advertise certain information about the performance of all classes of one or more of the Portfolios. Such performance information may include time periods prior to the establishment of the multi-class distribution system, as described more fully in the Statement of Information under the caption "PERFORMANCE INFORMATION." Information about performance of a class of shares of a Portfolio is not intended to indicate future performance. The Fund's annual report to shareholders, which is available without charge upon request, contains further discussions of Fund performance.

       The Fund may advertise the yield and/or total return performance for all classes of one or more of the Portfolios in accordance with the rules of the Commission. The National Municipal Bond Fund may also present from time to time yield, tax-equivalent yield and standardized and nonstandardized total return in advertisements. When yield is used in sales literature, the total return figures will also be included. The Commission has issued rules setting forth the uniform calculation of both yield and total return, but shareholders' actual experience may be more or less than the figures produced by these formulas.

       Each Portfolio may include the total return for all classes of shares in advertisements or other written material. Each such piece will include at least the average annual total return quotations for one year, five years, ten years (if available) and/or from the commencement of operations. Total return is measured by comparing the value of an investment at the beginning of the relevant period to the redemption value of the investment at the end of the period; the calculation assumes the initial investment is made at the current maximum net offering price, assumes immediate reinvestment of any dividends or capital gains distributions and adjusts for the current maximum sales charge of 4.75% for Class A shares and the applicable CDSC imposed on a redemption of Class B shares or Class C shares held for the period indicated. Yield and total return are calculated separately for each class of a Portfolio.

       Each of the Portfolios may advertise yield for all classes, accompanied by total return. The yield will be computed by dividing the net investment income per share earned during a recent one month period (after deducting expenses net of reimbursements applicable to each class) by the maximum offering price (including the maximum front end sales charge or applicable
  CDSC) on the last day of the period, and annualizing the result (assuming compounding of interest) in order to arrive at annual percentage rate. The National Municipal Bond Fund may also present from time to time the tax-equivalent yield of all classes. The tax-equivalent yield is calculated by determining the portion of yield which is tax-exempt and calculating the equivalent taxable yield and adding to such amount any fully taxable yield.

       The Money Market Fund may advertise yield and effective yield for all classes. The yield is based upon the income earned by the Portfolio over a seven-day period and is then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 365 day period and is stated as a percentage of the investment. Effective yield is calculated similarly, but when annualized the income earned by the investment is assumed to be reinvested weekly in shares of the same class and thus compounded in the course of a 365 day period. The effective yield will be higher than the yield because of the compounding effect of this assumed reinvestment.

       All performance information may be compared with data published by Lipper Analytical Services, Inc. or to unmanaged indices of performance, including, but not limited to, the Dow Jones Industrial Average, Standard & Poor's 500, Value Line Composite, Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency and Intermediate Agency Indices, the EAFE Index or the Morgan Stanley Capital International World Index. In addition, during certain time periods the yield and total return of a class and/or a Portfolio may be affected by expense waivers and/or expense reimbursements. When so affected, the yield and total return figures will be accompanied by a statement regarding such waiver and/or reimbursement. While performance information may be helpful in evaluating whether a Portfolio may be fulfilling its objective, past performance should not be regarded as representative of future results. Yields and net asset values will fluctuate with market conditions and the value of shares redeemed may be more or less than their cost. The Money Market Fund operates under procedures designed to stabilize the net asset value of all classes at $1.00 per share. The Fund will include performance data for each class of a Portfolio in any advertisement or information including performance data of such Portfolio.
  The Fund may also utilize performance information in hypothetical illustrations provided in narrative form.

  Organization of the Fund

       The Fund was organized as a Massachusetts business trust on September 28, 1988. The Equity-Income, U.S. Government Securities and Money Market Funds commenced operations on August 28, 1989 with the acquisition of substantially all the assets of the corresponding portfolios of Hidden Strength Funds. The Global Equity Fund became available to investors on November 7, 1990, and the Growth and Income and Investment Quality Bond Funds became available to investors on May 1, 1991. The Balanced Fund (formerly the Asset Allocation
  Fund) became available July 13, 1992, following the combination of the former Conservative, Moderate and Aggressive Asset Allocation Trusts into the Balanced Fund. The former asset allocation trusts commenced operations August 28, 1989 with the acquisition of substantially all the assets of the corresponding portfolios of Hidden Strength Funds. The National Municipal Bond Fund became available to investors on June 30, 1993. The Strategic Income Fund became available to investors on November 30, 1993. The International Growth and Income Fund became available to investors on January 9, 1995. The Small/Mid Cap, International Small Cap and Growth Equity Funds became available to investors on March 4, 1996, and the Emerging Growth, Pilgrim Baxter Growth, Pacific Rim Emerging Markets, International Stock, Worldwide Growth, Science & Technology, Common Stock, Real Estate Securities, Blue Chip Growth, Value, Equity Index, High Yield, Global Government Bond, Capital Growth Bond and Lifestyle Funds became available to investors on December 31, 1996.

       All shares of beneficial interest, $.001 par value per share, of each Portfolio have equal voting rights (except as described below with respect to matters specifically affecting a class of shares) and have no pre-emptive or conversion rights. At a meeting of the Board of Trustees held on December 16, 1993, the Trustees, including each Trustee who is not an "interested person," as such term is defined under the 1940 Act, unanimously approved amendments to the Fund's Declaration of Trust to permit implementation of the Multiple Pricing System. Shareholders of the Fund approved these amendments at a special meeting held on February 18, 1994. The Multiple Pricing System was implemented on April 1, 1994. An order dated February 28, 1994 was issued to the Fund and NASL Financial by the Commission permitting the issuance and sale of multiple classes of shares representing interests in the Fund's existing Portfolios. Shares of each class of a Portfolio represent interests in that Portfolio in proportion to each share's net asset value. The per share net asset value of each class of shares in a Portfolio is calculated separately and may differ as between classes as a result of the differences in distribution and service fees payable by the classes and the allocation of certain incremental class-specific expenses to the appropriate class to which such expenses apply.

       All shares of the Fund have equal voting rights and will be voted in the aggregate, and not by series (Portfolio) or class, except where voting by series or class is required by law or where the matter involved affects only one series or class (for example, matters pertaining to the plan of distribution relating to Class A shares will only be voted on by Class A shares). Matters required by the 1940 Act to be voted upon by each affected series include changes to (i) the Advisory Agreement, (ii) a Subadvisory Agreement and (iii) fundamental investment objectives and policies. (The Fund has filed an application with the Securities and Exchange Commission seeking exemptive relief to permit the appointment of a subadviser pursuant to an agreement that is not approved by shareholders. If granted, the Fund would be able to change subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the new subadviser. There is no assurance that the requested relief will be granted.)

       The Fund is not generally required to hold annual meetings of shareholders. However, the Trustees may call special meetings of shareholders for action by shareholder vote as may be requested in writing by the holders of 25% or more of the outstanding shares of the Fund (10% in the case of a meeting requested for the purpose of removing a Trustee) or as may be required by applicable laws. Shareholders seeking to call a meeting for the purpose of removing a Trustee will be assisted by the Fund in communicating with other shareholders, provided the shareholders seeking to call a meeting are at least ten in number, have been shareholders for at least six months and hold in the aggregate at least one percent of the outstanding shares or shares having a value of at least $25,000, whichever is less. Also, Trustees may be removed by action of the holders of two-thirds or more of the outstanding shares of the Fund. The Trustees are authorized to create additional series and classes of shares at any time without approval by shareholders.

       Under Massachusetts law, shareholders of a business trust may, in certain circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust pursuant to which the Fund was organized contains an express disclaimer of shareholder liability for acts or obligations of each Portfolio of the Fund and requires that notice of such disclaimer be given in each instrument entered into or executed by the Fund. The Declaration of Trust also provides for indemnification out of a Portfolio's property for any shareholder of such Portfolio held personally liable for any of the Portfolio's obligations. Thus, the risk of a shareholder being personally liable as a partner for obligations of a Portfolio is limited to the unlikely circumstance in which the Portfolio itself would be unable to meet its obligations.

  Custodian and Transfer and Dividend Disbursing Agents

       State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, currently acts as Custodian of all the Portfolios' assets, as well as the bookkeeping, transfer and dividend disbursing agent for all of the Portfolios of the Fund. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.

  Independent Accountants

       Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109 serves as the Fund's independent accountant. The audited financial statements of the Fund at October 31, 1996, included in the Statement of Additional Information and the Financial Highlights for the period from the commencement of operations through October 31, 1996, included in this Prospectus have been audited by Coopers & Lybrand L.L.P. as indicated in their reports in the Statement of

  Additional Information and are included therein in reliance upon such reports and upon the authority of such firm as experts in accounting and auditing.

                               PURCHASE OF SHARES

  Introduction

       The Fund offers three classes of shares in each Portfolio to the general public. Purchases of Class A shares of less than $1 million are sold with a front end sales charge. Purchases of Class A shares of $1 million or more made on or after May 1, 1995 are offered for sale at net asset value without a front end sales charge but may be subject to a CDSC upon redemption. Class B shares are sold without a front end sales charge but may be subject to a CDSC upon redemption. Class C shares are sold without a front end sales charge, but may be subject to a CDSC upon redemption. Shares of all classes of the Money Market Fund are sold at net asset value (without the imposition of a front end sales charge or CDSC). The Fund also has a Class D class which is available for sale only to the Lifestyle Funds. See "MULTIPLE PRICING SYSTEM" for a discussion of factors to consider in selecting which class of shares to purchase.

       Shares are offered continuously for sale through securities dealers and banks which have executed an agreement (a "Dealer Agreement") with NASL Financial, the distributor of the Fund's shares (in such capacity, the "Distributor"). Certain States require that purchases of shares of the Fund be made only through a broker-dealer registered in the State.

       The initial purchase of any class of shares in any Portfolio must be at least $1,000, with the exception that the initial purchase to a retirement plan account may be made with a minimum of $50. In addition, an account can be established with a minimum of $50 if the account will be receiving periodic, regular investments through programs such as Automatic Investment Plans, Automatic Dividend Diversification, and Systematic Investing (see "SHAREHOLDER SERVICES -- Additional Shareholder Privileges" for a description of these programs). The minimum for subsequent investments is $50.

       When purchasing shares of any Portfolio of the Fund, investors must specify whether the purchase is for Class A, Class B or Class C shares.

  General Methods of Purchasing Shares

       1. By Mail. To make an initial account purchase, mail a check made payable in U.S. dollars to "North American Funds" with a completed New Account Application (copy enclosed with this Prospectus) to:

                            North American Funds
                            P.O. Box 8505
                            Boston, MA 02266-8505

  Third party checks which are payable to an existing shareholder of the Fund who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Fund will be accepted.

       To make a purchase of shares to an existing North American Funds account, please note your account number on the check and forward it with an account investment slip to the above address.

  Note: To establish certain tax deferred retirement plan accounts, such as IRAs, you will be required to complete a separate application which may be obtained from the Distributor or a securities dealer who has a Dealer Agreement with the Distributor.

       2. By Federal Funds Wire. Shares may be purchased in any Portfolio by wire transfer. To obtain instructions for Federal Funds Wire purchases, please contact the Customer Service Department at (800) 872-8037.

       3. Through a Securities Dealer. You may purchase shares by contacting a securities dealer who has a Dealer Agreement with the Distributor.

       Orders for shares of all Portfolios except the Money Market Fund will be assigned the next closing price after receipt of the order. Orders for the Money Market Fund will be assigned the next closing price after the payment has been converted to Federal Funds and dividends will begin to accrue on the business day after such conversion. While orders for shares of the High Yield, Strategic Income, Global Government Bond, Capital Growth Bond, Investment Quality Bond, U.S. Government Securities and National Municipal Bond Funds are assigned the next closing price after receipt of the order, dividends will begin to accrue on the business day after the purchase has been converted into Federal
  Funds.

  Share Price

       The public offering price of the Class A shares of each Portfolio is the net asset value per share (next determined following receipt of an order) plus, in the case of all Portfolios except the Money Market Fund, a front end sales charge, if applicable. The share price for Class B shares and Class C shares is the net asset value per share (next determined following receipt of an order).

  Class A Shares

       The public offering price for purchases of Class A shares of less than $1 million is the net asset value per share plus a front end sales charge, expressed as a percentage of the offering price as set forth in the table below. No front end sales charge is imposed on the purchase of Class A shares of the Money Market Fund. However, when Class A shares of the Money Market Fund on which no sales charge has been paid or waived are exchanged for Class A shares of another Portfolio, the sales charge applicable to purchases of Class A shares will be assessed at that time. Purchases of Class A shares of $1 million or more are offered for sale at net asset value subject to a CDSC of 1% of the dollar amount subject thereto if redeemed within one year of purchase. See "PURCHASES OF SHARES --Contingent Deferred Sales Charge" below. The CDSC may be waived on certain redemptions of shares. See "PURCHASES OF SHARES - Waiver of CDSC."

Class A Sales Charge Table

                                                                Concession to
                                               Percentage of    Broker Dealer as
 Amount of                   Percentage of     the Net Amount   a Percentage of
 Purchase Payment          the Offering Price     Invested       Offering Price
--------------------------------------------------------------------------------
 Less than $100,000........     4.75%              4.99%            4.00%

 $100,000 but less than
 $250,000..................     4.00%              4.17%            3.25%

 $250,000 but less than
 $500,000..................     3.00%              3.09%            2.50%

 $500,000 but less than
 1 million.................     2.25%              2.30%            1.75%

 $1 million or more........     none*              none*            See below**

  *A contingent deferred sales charge may apply. See "PURCHASES OF SHARES - Contingent Deferred Sales Charge."

  **For purchases of Class A shares of $1 million or more the Distributor will pay a commission to dealers as follows: 1.00% on sales up to $5 million (0.50% for sales of the National Municipal Bond Fund), plus 0.50% of the amount in excess of $5 million; provided, however, that the Distributor may pay a commission on sales in excess of $5 million of up to 1.00% to certain dealers which, at the Distributor's invitation, enter into an agreement with the Distributor in which the dealer agrees to return any commission paid to it on the sale (or a pro rata portion thereof) if the shareholder redeems his shares within a period of time after purchase as specified by the Distributor. Purchases of $1 million or more for each shareholder account will be aggregated over a 12 month period (commencing from the date of the first such purchase) for purposes of determining the level of commission to be paid during that period with respect to such account.

       The Distributor may reallow concessions to securities dealers with whom it has agreements and retain the balance over such concessions, and at times the Distributor may reallow the entire front end sales charge to such dealers. In such circumstances, dealers may be deemed to be underwriters under the 1933 Act. Also, during an initial offering period following the introduction of a new portfolio, and from time to time thereafter, additional amounts may be paid by the Distributor or its promotional agent that would result in total dealer concessions exceeding the offering price.

       The Distributor may also pay banks and other financial service firms ("Service Organizations") that provide services for their clients to facilitate transactions in Class A shares of a Portfolio, a transaction fee up to an amount equal to the greater of the full applicable front end sales charge or the "Concession to a Broker Dealer as a Percentage of Offering Price" as shown in the above table. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms are prohibited from acting in any capacity or providing any of the described services, management will consider what action, if any, is appropriate. It is not anticipated that termination of a relationship with a bank would result in any material adverse consequences to a Portfolio. In addition, State securities laws may differ from federal laws regarding Service Organizations which may be required to register under State securities laws as brokers and/or dealers.

  Reduced Sales Charges

       Investors purchasing Class A shares may be able to benefit from a reduction or elimination of the front end sales charge through several purchase plans.

       Right of Accumulation. For the purposes of determining which sales charge level in the table above is applicable to a purchase of Class A shares, investors may combine the total of the value of the shares being purchased with the amount equal to the current net asset value of the investor's holdings of shares in all Portfolios of the Fund, including holdings in Class B and Class C shares, but excluding shares purchased or held in the Money Market Fund. Also, for purposes of the foregoing calculation, shares (including holdings in Class B and Class C shares, but excluding shares purchased or held in the Money Market Fund) beneficially owned by the investor's spouse and the investor's children under the age of 21 may, upon written notice to the transfer agent, also be included in the investor's beneficial holdings at the current net asset value to reach a level specified in the above table. The investor must notify the transfer agent in writing of all share accounts to be considered in exercising the right of accumulation described above.

       Statement of Intention. For the purposes of determining which sales charge level in the table above is applicable to a purchase of Class A shares, investors may also establish a total investment goal in shares of the Fund to be achieved over a thirteen-month period and may purchase Class A shares during such period at the applicable reduced front end sales charge. All shares, including Class B shares and Class C shares (but excluding shares purchased or held in the Money Market Fund), previously purchased and still beneficially owned by the investor and his or her spouse and children under the age of 21 may, upon written notice to the transfer agent, also be included at the current net asset value to reach a level specified in the table above.

       Shares totaling 5% of the dollar amount of the Statement of Intention will be held in escrow by the Transfer Agent in the name of the purchaser. The effective date of a Statement of Intention may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Statement of Intention goal.

       The Statement of Intention does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the investment goal is not achieved within the thirteen-month period, the purchaser is required to pay the front end sales charge that would otherwise have applied to the purchases of Class A shares made during this period. If a payment is due under the preceding sentence, it must be made directly to the Distributor within twenty days of notification or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Certain transitional rules apply to shareholders who had a statement of intention in effect prior to April 1, 1994. For additional information, shareholders should contact the Fund, Wood Logan or eligible securities dealers.

       Group Purchases. Subject to applicable regulations, reduced front end sales charges as set forth in the "Class A Sales Charge Schedule" are available on the purchase of Class A shares when sales are made to a group of individuals in such a manner as results in a savings of sales expenses. Approval of group purchase reduced front end sales charge plans is subject to the discretion of the Distributor.

       Certain Qualified Purchasers. No front end sales charge or CDSC is applicable to any sale of Class A shares to a Trustee or officer of the Fund, or to the immediate families (i.e., the spouse, children, mother or father) of such persons, or any full-time employee or registered representative of broker/dealers having Dealer Agreements with the Distributor ("Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons), or any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of Fund shares, and their immediate families. In addition, no front end sales charge or CDSC is applicable on any sale to the Lifestyle Funds or to North American Security Life Insurance Company or any of its affiliates, the Subadvisers or Wood Logan, or to a director, officer, fulltime employee or sales representative of North American Security Life Insurance Company or any of its affiliates, the Subadvisers or any of their affiliates or of Wood Logan, or to the immediate families of such persons, or any trust, pension, profit-sharing or other benefit plan for the benefit of such persons.

       No front end sales charge or CDSC on Class A shares is applicable to continuing purchase payments made in connection with Code Section 401 qualified plans that were invested in the Fund prior to April 1, 1994.

       A qualified retirement plan that is currently a shareholder of the Fund may make additional purchases of Class A shares at net asset value (i.e., without the imposition of a front end sales load or CDSC). A commission or transaction fee of 1.00% will be paid by the Distributor to broker-dealers, banks and other financial service firms subject to a chargeback to the firm for redemptions made within one year from the date of purchase.

        Class A shares may be purchased at net asset value by certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar account program under which such clients pay a fee to such broker-dealer or other financial institution. Class A shares may also be purchased at net asset value by registered investment advisers for the benefit of client accounts if the adviser charges a fee (other than brokerage commissions) for his services.

  Class B Shares   Class B shares are offered for sale at net asset value, and are offered for purchases of $250,000 or less. Class B shares which are redeemed within six years of purchase are subject to a CDSC at the rates set forth in the table below, charged as a percentage of the dollar amount subject thereto. See "PURCHASES OF SHARES - Contingent Deferred Sales Charge."

  Class B CDSC Table

                                                              CDSC
                                                       as a Percentage of
  Year(s) Since Purchase Order                  Dollar Amount Subject to Charge
  -----------------------------------------------------------------------------
  Up to 2 years                                               5%
  2 years or more but less than 3 years                       4%
  3 years or more but less than 4 years                       3%
  4 years or more but less than 5 years                       2%
  5 years or more but less than 6 years                       1%
  6 or more years                                             0%

       The CDSC may be waived on certain redemption of shares. See "PURCHASES OF SHARES - Waiver of CDSC"

  Class C Shares

       Class C shares are offered for sale at net asset value and are offered for purchases of less than $1 million. Class C shares are sold without a front end sales charge. Class C shares purchased on or after May 1, 1995 are subject to a CDSC of 1% of the dollar amount subject thereto during the first year after purchase. Shares purchased prior to May 1, 1995 are not subject to a CDSC. See "PURCHASES OF SHARES - Contingent Deferred Sales Charge"

       The CDSC may be waived on certain redemptions of shares. See "PURCHASES OF SHARES - Waiver of CDSC."

  Class D Shares

       Class D shares are only offered for sale to the Lifestyle Funds and are offered for sale at net asset value without a front end sales charge or CDSC. Class D shares are not subject to a distribution fee or service fee.

  Contingent Deferred Sales Charge

       Class A shares (purchases of $1 million or more) and Class C shares purchased on or after May 1, 1995 which are redeemed within one year of purchase are subject to a CDSC at the rate of 1% of the dollar amount subject thereto. Class B shares which are redeemed within six years of purchase are subject to a CDSC at the rates set forth above under "PURCHASES OF SHARES - Class B Shares." The CDSC generally is not applicable with respect to redemption of shares of the Money Market Fund. However, in the case of shares of the Money Market Fund which were obtained through an exchange of the same class of shares of another Portfolio, such shares will be subject to any applicable CDSC due at redemption. Similarly, shares initially purchased as shares of the Money Market Fund which are subsequently exchanged for the same class of shares of other Portfolios will be subject to any applicable CDSC due at redemption. See "SHAREHOLDER SERVICES - Exchange Privilege." The CDSC is assessed on an amount equal to the lesser of the net asset value at redemption or the initial purchase price of the shares being redeemed. Solely for purposes of determining the amount of time from the purchase of shares until redemption, all orders accepted during a month are aggregated and deemed to have been made on the last business day of that month.

       In determining the amount of the CDSC that may be applicable to a redemption, any shares in the redeeming shareholder's account that may be redeemed without charge will be assumed to be redeemed prior to those subject to a charge. In addition, if the CDSC is determined to be applicable to redeemed shares, it will be assumed that shares held for the longest duration are redeemed first. No CDSC is imposed on (i) amounts representing increases in the net asset value per share; or (ii) shares acquired through reinvestment of income dividends or capital gains distributions. Because shares of the Money Market Fund are not subject to any distribution or service fees, the CDSC period is tolled for any period of time in which shares are held in that Portfolio. For example, if Class C shares of a Portfolio other than the Money Market Fund are exchanged for the same class of shares of the Money Market Fund six months after purchase and are subsequently redeemed one year later, these shares are subject to a CDSC since the CDSC period is tolled during the period of time the shares are in the Money Market Fund. Furthermore, when Money Market Fund shares are exchanged for the same class of shares of any other Portfolio, the CDSC becomes (or, in the case of Money Market Fund shares which were subject to a CDSC prior to a previous exchange for Money Market Fund shares, again becomes) applicable to those shares commencing at the time of exchange. If such shares are subsequently redeemed, only time of ownership spent in Portfolios other than the Money Market Fund counts toward determining the applicable CDSC.

  Waiver of CDSC

       Systematic Withdrawal Plan. The CDSC on Class A, Class B and Class C shares may be waived in connection with a Systematic Withdrawal Plan. See "SHAREHOLDER SERVICES - Systematic Withdrawal Plan." For account opened after May 1, 1995, up to 12% of the value of an account (i.e., up to 1% per month of the value of the account at the time the systematic withdrawal is taken) may be withdrawn without the imposition of CDSC. If distributions (dividends and capital gains) are reinvested into an account and systematic withdrawals are also taken from the account, the distributions (which are never assessed a CDSC) will be included in the calculation of the 1% per month that may be withdrawn without the imposition of a CDSC.

       Qualified Retirement Plans. The CDSC on Class A, Class B and Class C shares may be waived in connection with redemptions from qualified retirement plans (other than Individual Retirement Accounts ("IRAs")) in the case of (i) death or disability (as defined in section 72(m)(7) of the Code, as amended from time to time) of the participant in the retirement plan, (ii) required minimum distributions from the retirement plan due to attainment of age 70 1/2, (iii) tax-free return of an excess contribution to the retirement plan,
  (iv) retirement of the participant in the retirement plan, (v) a loan from the retirement plan (repayment of a loan, however, will constitute a new sale for purposes of assessing the CDSC), (vi) "financial hardship" of the participant in the retirement plan, as that term is defined in Treasury Regulation 1.401(k)-1(d)(2), as amended from time to time, (vii) termination of employment of the participant in the plan (excluding, however, a partial or other termination of the retirement plan), and (viii) the plan participant obtaining age 59 1/2.

       Other Waivers. The CDSC on Class A, Class B and Class C shares may be waived in connection with (i) redemptions made following the death of a shareholder, (ii) redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the applicable minimum account size and (iii) a tax-free return of an excess contribution to any retirement plan.

  Other Dealer Compensation

       The Distributor may, either directly or through Wood Logan, from time to time assist dealers by, among other things, providing sales literature to, and holding educational programs for the benefit of, dealers' registered representatives. Participation of registered representatives in such informational programs may require the sale of minimum dollar amounts of shares of the Portfolios of the Fund. The Distributor and/or Wood Logan will also provide additional promotional incentives to dealers in connection with sales of shares of all classes of the Portfolios of the Fund. These incentives shall include payment for travel expenses, including lodging (which may be at a luxury resort), incurred in connection with trips taken by qualifying registered representatives and members of their families within or outside the United States. Incentive payments will be provided for out of the front end sales charges and CDSCs retained by the Distributor, any applicable Distribution Plan payments or the Distributor's other resources. Other than Distribution Plan payments, the Fund does not bear distribution expenses. The staff of the SEC has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.

  Distribution Expenses

       In addition to the front-end sales charge which may be deducted at the time of purchase of Class A shares of less than $1 million and the CDSC which may apply on redemptions of Class A shares (purchases of $1 million or more), Class B shares, and Class C shares, each class of shares of each Portfolio is authorized under the Distribution Plan applicable to that class of shares (the "Class A Plan," the "Class B Plan" and the "Class C Plan," collectively, the "Plans") adopted pursuant to Rule 12b-1 under the 1940 Act to use the assets attributable to such class of shares of the Portfolio to finance certain activities relating to the distribution of shares to investors. The Plans are "compensation" plans providing for the payment of a fixed percentage of average net assets to finance distribution expenses. The Plans provide for the payment by each class of shares of each Portfolio of the Fund, other than the Money Market Fund, of a monthly distribution and service fee to the Distributor, as principal underwriter for the Fund. Portions of the fees prescribed below are used to provide payments to the Distributor, to promotional agents, to brokers, dealers or financial institutions (collectively, "Selling Agents") and to Service Organizations for ongoing account services to shareholders and are deemed to be "service fees" as defined in paragraph (b)(9) of Section 26 of the Rules of Fair Practice of the NASD.

       Under the Class A Plan, Class A shares of each Portfolio (except as described in the next sentence) are subject to a fee of up to .35% of their respective average annual net assets, five-sevenths of which (.25%) constitutes a "service fee." Class A shares of the Money Market Fund bear no such fees and Class A shares of the National Municipal Bond Fund are subject to a fee of up to .15% of Class A average annual net assets, the entire amount of which constitutes a "service fee." Under the Class B Plan, Class B shares of each Portfolio (with the exception of the Money Market Fund) are subject to a fee of up to 1.00% of their respective average annual net assets, one-fourth (.25%) of which constitutes a "service fee." Under the Class C Plan, Class C shares of each Portfolio (with the exception of the Money Market Fund) are subject to a fee of up to 1.00% of their respective average annual net assets, one-fourth (.25%) of which constitutes a "service fee."

       Payments under the Plans are used primarily to compensate the Distributor for distribution services provided by it in connection with the offering and sale of the applicable class of shares, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents for sales support services provided and related expenses incurred by such Selling Agents. Such services and expenses may include the development, formulation and implementation of marketing and promotional activities, the preparation, printing and distribution of prospectuses and reports to recipients other than existing shareholders, the preparation, printing and distribution of sales literature, expenditures for support services such as telephone facilities and expenses and shareholder services as the Fund may reasonably request, provision to the Fund of such information, analyses and opinions with respect to marketing and promotional activities as the Fund may, from time to time, reasonably request, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively, overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively, and any other costs and expenses relating to distribution or sales support activities. The Distributor may pay directly Selling Agents and may provide directly the distribution services described above, or it may arrange for such payment or the performance of some or all of such services by Wood Logan, the Fund's exclusive promotional agent, at such level of compensation as may be agreed to by the Distributor and Wood
  Logan.

       The Distributor currently pays a trail commission to securities dealers, with respect to accounts that such dealers continue to service for shares sold after April 1, 1994 as follows: Class A shares - .25% annually, commencing from the date the purchase order is accepted, for all Portfolios (except the National Municipal Bond Fund, for which the trail commission is .15%, and the Money Market Fund, for which no trail commission is paid); Class B shares - .25% annually, for all Portfolios (except the National Municipal Bond Fund, for which the trail commission is .15%, and the Money Market Fund, for which no trail commission is paid); and Class C shares - 1.0% annually, for all Portfolios other than the Investment Quality Bond, U.S. Government Securities, National Municipal Bond and Money Market Funds and .90% annually, for the Investment Quality Bond, U.S. Government Securities and National Municipal Bond Fund (no trail commission is paid on the Money Market Fund). The trail commission payable following conversion of Class B and Class C shares to Class A shares will be in accordance with the amounts paid for Class A shares. For Class B and Class C shares sold on or after May 1, 1995, trail commissions commence 13 months after purchase. For Class B and Class C shares sold prior to May 1, 1995, trail commissions commence the date the purchase order is accepted. Trail commissions for shares sold prior to April 1, 1994 will be paid as noted below.

       In the case of Class B shares and Class C shares sold on or after May 1, 1995, the Distributor will advance to securities dealers the first year service fee at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, the Distributor may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. In the case of sales of Class B shares, the Distributor will pay each dealer a fee of 4% of the amount of Class B shares purchased (0.25% is the advancement of the first year service fee and the remainder is a commission or transaction fee). No commission or transaction fee is paid for sales of shares of Class B of the Money Market Fund. In the case of sales of Class C shares, the Distributor will pay each securities dealer a fee of 1% (0.90% in the case of the Investment Quality Bond, U.S. Government Securities and National Municipal Bond Fund of the purchase price of Class C shares purchased through such securities dealer (0.25% is the advancement of the first year service fee and the remainder is a commission or transaction fee). No commission or transaction fee is paid for sales of shares of Class C of the Money Market Fund.

       The Distributor will also pay a trail commission to securities dealers, with respect to accounts that such dealers continue to service for shares sold prior to April 1, 1994, as follows: (i) for the Equity-Income, Growth and Income, Global Equity and Balanced Funds, 0.90%, (ii) for the U.S. Government Securities, Investment Quality Bond and Strategic Income Funds, 0.35% and for the National Municipal Bond Fund, 0.15%. No trail commission will be paid on shares of the Money Market Fund. The trail commission above will be paid on shares purchased prior to April 1, 1994 provided the shares remain in the same Portfolio. If the shares are exchanged or transferred from the Portfolio at any time on or after April 1, 1994, then the trail commission for shares sold after April 1, 1994 as stated above will be paid.

       The distribution and service fees attributable to the Class B shares and the Class C shares are designed to permit an investor to purchase shares without the assessment of a front end sales charge, and, with respect to the Class C shares, without the assessment of a CDSC as well, and at the same time permit the Distributor to compensate securities dealers with respect to sales of such shares.

       The Distributor is authorized by each Plan to retain any excess of the fees it receives thereunder over its payments to selected dealers or Wood Logan and its expenses incurred in connection with providing distribution services. Thus, payments under a Plan may result in a profit to the Distributor. Each Plan also provides that to the extent that any payments by any class of any Portfolio of the Fund to the Distributor in its capacity as investment adviser to the Fund, such as for investment management fees, may be deemed to be an indirect payment of distribution expenses, those indirect payments are deemed to be authorized by the Plans. Payments made under the Plans are subject to quarterly review by the Trustees and the Plans are subject to annual review and approval by the Trustees.

       In adopting the Plans, the Trustees determined that the adoption of the Plans is in the best interests of the Fund and its shareholders, that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders, and that the Plans are essential to, and an integral part of, the Fund's program for financing the sale of shares of the various Portfolios of the Fund to the public.

       The Distributor, a wholly-owned subsidiary of North American Security Life Insurance Company, is a broker/dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member of the NASD. The Distributor's address is the same as that of the Fund and the Distributor also serves as the investment adviser to the Fund as described above under "MANAGEMENT OF THE FUND." The Distributor has entered into an exclusive promotional agent agreement with Wood Logan pursuant to which Wood Logan will solicit securities dealers to sell Fund shares, offer sales training to registered representatives of such dealers, prepare and distribute certain sales and promotional materials and otherwise assist in the distribution of Fund shares. For providing such services, the Distributor will pay Wood Logan such amounts as are agreed to from time to time pursuant to the promotional agent agreement. Wood Logan, a broker/dealer registered under the 1934 Act and a member of the NASD, is a subsidiary of Wood Logan Associates, Inc., a corporation which is a wholly owned subsidiary of a holding company that is 85% owned by Manulife and approximately 15% owned by principals of Wood Logan Associates. The address of Wood Logan is 1455 East Putnam Avenue, Old Greenwich, Connecticut 06870.



                             SHAREHOLDER SERVICES

       Further information on any of the programs described in the following sections may be obtained from the Fund, Wood Logan and eligible securities dealers. For additional information, shareholders should contact the Fund, Wood Logan or eligible securities dealers.

  Automatic Investment Plan

       Shareholders who open an account who wish to make subsequent monthly investments in a Portfolio may establish an Automatic Investment Plan as part of the initial Application or subsequently by submitting an Application.
  Under this plan, on or about the tenth day of each month the Transfer Agent will debit the shareholder's bank account in the amount specified by the shareholder (which monthly amount may not be less than $50). The proceeds will be invested in shares of the specified class of a Portfolio of the Fund at the applicable offering price determined on the date of the debit. In the event of a full exchange, this plan will follow into the new Portfolio unless otherwise specified. Participation in the Automatic Investment Plan may be discontinued upon 30 days' written notice to the Transfer Agent, or if a debit is not honored.

  Exchange Privilege

       Shares of any Portfolio may be exchanged for shares of the same class of any other Portfolio with the same account registration at the relative net asset value per share without the imposition of any front end sales charge or CDSC, except as described below. Shares of one class may not be exchanged for shares of any other class of any Portfolio.

       Class A Shares - Class A shares of any Portfolio may be exchanged for Class A shares of any other Portfolio at the relative net asset value per share without the imposition of a front end sales charge or CDSC which would be due upon redemption with respect to the shares being exchanged. However, a front end sales charge will be imposed with respect to Class A shares (purchases of less than $1 million) which are issued upon an exchange from Class A Money Market Fund shares and as to which no front end sales charge had been previously paid or waived. See "SHAREHOLDER SERVICES - Money Market Fund
  - Assessment of CDSC."

       Class B Shares - Class B shares of any Portfolio may be exchanged for Class B shares of any other Portfolio, including the Money Market Fund, at the relative net asset value per share without the imposition at that time of any CDSC which would be due upon redemption with respect to the shares being exchanged. See "SHAREHOLDER SERVICES - Money Market Fund - Assessment of CDSC."

       Class C Shares - Class C shares of any Portfolio may be exchanged for Class C shares of any other Portfolio, including the Money Market Fund, at the relative net asset value per share without the imposition at that time of any CDSC which would be due upon redemption with respect to the shares being exchanged. See "SHAREHOLDER SERVICES - Money Market Fund - Assessment of CDSC."

       Money Market Fund - Assessment of CDSC - The CDSC period for Class A shares (purchases of $1 million or more), Class B shares and Class C shares is tolled for any period of time in which they are held in the Money Market Fund. For example, if Class C shares of a Portfolio, other than the Money Market Fund, are exchanged for Class C shares of the Money Market Fund six months after purchase and are subsequently redeemed one year later, these Class C shares are subject to a CDSC since the CDSC period is tolled during the period of time the shares are in the Money Market Fund. Furthermore, when Money Market Fund shares are exchanged for shares of any other Portfolio, the CDSC becomes (or, in the case of Money market Fund shares which were subject to a CDSC prior to a previous exchange for Money Market Fund shares, again becomes) applicable to those shares commencing at the time of exchange. If such shares are subsequently redeemed, only time of ownership spent in Portfolios other than the Money Market Fund counts toward determining the applicable CDSC.

       General Information - Exchanges are regarded as sales for federal and state income tax purposes and could result in a gain or loss, depending on the original cost of shares exchanged. If the exchanged shares were acquired within the previous 90 days, the gain or loss may have to be computed without regard to any sales charges incurred on the exchanged shares (except to the extent those sales charges exceed the sales charges waived in connection with the exchange). See "GENERAL INFORMATION -- Taxes." Exchanges are free and unlimited in number and will usually occur on the same day as requested. The terms of the foregoing exchange privilege are subject to change and the privilege may be terminated at any time. The exchange privilege is only available where the exchange may legally be made.

       By mail - an exchange will be honored by a written letter of request to the Fund if signed by all registered owners of the account.

       By telephone - All accounts are eligible for the telephone exchange privilege. See "-- ADDITIONAL SHAREHOLDER PRIVILEGES -- Telephone Exchanges."

  Transfer of Shares

       Shareholders may transfer fund shares to family members and others at any time without incurring a front end sales charge (Class A shares purchases of less than $1 million) and without a CDSC being imposed at that time (Class A shares purchases of $1 million or more, Class B shares and Class C shares). Shareholders should consult their tax adviser concerning such transfers.



  Redemption of Shares

       You may redeem shares of your account in any amount and at any time at the applicable net asset value next determined after the request for redemption is received in proper order by the Fund. As described under "PURCHASE OF SHARES," redemptions of Class A shares purchases of $1 million or more, Class B shares and Class C shares and may subject to a CDSC. The Fund will normally send the proceeds from a redemption (less any applicable CDSC) on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven days for payment to be made. Payment may also be delayed if the shares to be redeemed were purchased by check and that check has not cleared.

  General Methods of Redeeming Shares

       1. By Mail. You may redeem shares by mail by sending a written request for the redemption to the Fund. The request will be processed after receipt of all required documents in proper order: certificates of beneficial interest (if issued); a stock power signed by all account owners exactly as the account is registered specifying the number of shares or dollars to be redeemed; and in the case of a redemption to be paid to a person or address other than the person or address of record and/or in an amount greater than $50,000, a guarantee of the stock power signatures(s) without restriction, condition or qualification by an officer of a commercial bank, Trust Company, Federal savings and loan institution, member firm of a national securities exchange or NASD member. If shares are held in the name of a corporation, trust, estate, custodianship, partnership or pension or profit sharing plan, additional documentation may be necessary.

       2. Through a Securities Dealer. You may sell your shares by contacting a securities dealer who has a Dealer Agreement with the Distributor. (See "GENERAL -- Repurchase of Shares" in the Statement of Additional Information for more details.) The dealer may assess a nominal fee for this service.

  Reinstatement Privilege

       With regard to Class A shares (purchases of less than $1 million), you may reinstate at net asset value any portion of shares which have been previously redeemed if the redemption occurred within 90 days of the request. With regard to Class A shares (purchases of $1 million or more), Class B shares and Class C shares and, if an investor redeems these shares and pays a

  CDSC upon redemption, and then uses those proceeds to purchase the same class of shares of any Portfolio within 90 days, the shares purchased will be credited with any CDSC paid in connection with the prior redemption.

       Any gain recognized on a redemption or repurchase is taxable despite the reinstatement in the Portfolio. Any loss realized as a result of the redemption or repurchase may not be allowed as a deduction for federal income tax purposes but may be applied, depending on the amount reinstated, to adjust the cost basis of the shares acquired upon reinstatement. In addition, if the shares redeemed or repurchased had been acquired within the 90 days preceding the redemption or repurchase, the amount of any gain or loss on the redemption or repurchase may have to be computed without regard to any sales charges incurred on the redeemed or repurchased shares (except to the extent those sales charges exceed the sales charges waived in connection with the reinstatement). See "GENERAL INFORMATION -- Taxes."

  Minimum Account Balance

       The Fund reserves the right to involuntarily redeem your account any time the value of your account falls below $500 as a result of redemption, with the exception of a retirement plan account and with respect to an account established with a minimum of $50 pursuant to programs such as Automatic Investment Plans, Automatic Dividend Diversification, and Systematic Investing. You will be notified in writing prior to the redemption and be allowed 30 days to make additional investments before the redemption is processed.

  Redemption In Kind

       The Trustees of the Fund reserve the right to redeem proceeds in whole or in part by a distribution in kind of marketable securities held by a Portfolio of the Fund. See "GENERAL -- Redemption in Kind" in the Statement of Additional Information for more details.


  Additional Shareholder Privileges

  Certain privileges listed in this section may not be offered by the Fund if you hold shares with the Fund in the "street name" of a financial institution, or if the account is networked through National Securities Clearing Corporation (NSCC).

  Automatic Investment Plan

       If you open an account and wish to make subsequent, periodic investments in a Portfolio by electronic funds transfer from a bank account, you may establish an Automatic Investment Plan on your account. The bank at which your account is maintained must be a member of the Automated Clearing House
  (ACH). The frequency with which the investments occur is specified by you (monthly, every alternate month, quarterly, etc.) with the exception that no more than one investment will be processed each month. On or about the tenth of the month, the Fund will debit your bank account in the specified amount (minimum of $50 per draft) and the proceeds will be invested at the applicable offering price determined on the date of the debit. In the event of a full exchange, this plan will follow into the new Portfolio unless otherwise specified.

  Automatic Dividend Diversification (ADD)

       The ADD program allows you to have all dividends and any other distributions from a Portfolio automatically used to purchase shares of the same class of any other Portfolio of the Fund. The receiving account must be in the same name as your existing account. The purchase of shares to the Portfolio receiving the cross-investment of the dividends will be using the net asset value at the close of business of the dividend payable date.

  Systematic Investing

       You may request that your shares of any class of the Money Market, U.S. Government Securities or National Municipal Bond Fund be exchanged monthly for shares of the same class of up to three other Portfolios. A predetermined dollar amount of at least $50 per exchange will then occur on or about the 15th of each month in accordance with the instructions you provided on the initial account application or on the Systematic Investing application. This Systematic Investing program is also referred to as "Dollar Cost Averaging."

  Systematic Withdrawal Plan

       You may establish a plan for redemptions to be made automatically at monthly, quarterly, semiannual or annual intervals with payments sent directly to you or to persons designated by you as recipients of the withdrawals. Up to 12% of the value of an account (i.e., up to 1% per month of the value of the account at the time the Systematic Withdrawal is taken) may be withdrawn without the imposition of CDSC. See "PURCHASES OF SHARES - Waiver of CDSC." Requests for this service not made on the initial application require signature guarantees unless the payments are to be made to you and mailed to the address of record on your account. You are required to have a minimum account value of $10,000 per Portfolio in order to establish this plan. Maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares may be disadvantageous to you because of the sales charges on certain purchases and redemptions.

       The redemptions will occur on or about the 25th day of the month and the checks will generally be mailed within two days after the redemption occurs. No redemption will occur if the account balance falls below the amount required to meet the requested withdrawal amount. This service may be terminated at any time, and, while no fee is currently charged (although a CDSC may be applicable), the Distributor reserves the right to initiate a fee of up to $5 per withdrawal upon 30 days' written notice to the shareholder.

  Checkwriting

       Checkwriting is available only to Class A and Class C shareholders of the U.S. Government Securities, National Municipal Bond and Money Market Funds. You will be issued a book of blank checks if the request is indicated on the account application and is accompanied by a correctly completed and endorsed signature card. The checks may be made payable to the order of anyone in any amount not less than $250. You should not attempt to close your account by check.

       Checks which exceed the value of the account at the time of receipt by the Fund will not be honored. In addition, the privilege will be invalid when your account is closed.

       When a check is presented for payment, a sufficient number of shares will be redeemed to cover the amount of the check and any applicable CDSC. If the amount of the check plus any applicable CDSC is greater than the value of the shares held in the shareholder's account, the check will be returned unpaid.

       This privilege cannot be used for the redemption of shares held in certificate form.

  Telephone Transactions

       Shareholders are permitted to request exchanges and/or redemptions by telephone. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may only be liable for any losses due to unauthorized or fraudulent instructions where it fails to employ its procedures properly. Such procedures include the following. Upon telephoning a request, shareholders will be asked to provide their account number, and if not available, their social security number. For the shareholder's and Fund's protection, all conversations with shareholders will be tape recorded. All telephone transactions will be followed by a confirmation statement of the transaction.

       Telephone Exchanges. You are automatically authorized to effect telephone exchanges by calling the Fund, unless you elect not to authorize telephone exchanges in the Application (if you initially elect not to allow telephone exchanges in the Application, you may request authorization by executing an appropriate authorization form provided by the Fund upon request.) Exchanges will only be made if proper account identification is given by the dealer or shareholder of record. Requests will be processed on the same day as receipt of the telephone call if the request is made before the close of the regularly scheduled trading on the Exchange (normally 4:00 p.m. New York time).

       This privilege cannot be used for the exchange of shares held in certificate form.

       Telephone Redemptions. You may request the option to redeem shares of any Portfolio by telephone by completing the "Expedited Telephone Redemptions" portion of the account application. In order to obtain that day's closing net asset value on the redemption, the telephone call must be received by the Fund prior to the close of the regularly scheduled trading on the Exchange (normally 4:00 p.m. New York time).

       Payment for shares will be made by federal wire or by mail as specified by you in the Application. Payment will normally be sent on the business day following the date of receipt of the request. Payment by wire to your bank account must be in amounts of $1000 or more. Although the Fund does not assess a charge for wire transfers, your bank may assess a charge for the transaction. Payments by mail may only be sent to your account address of record and may only be payable to the registered owner(s).

       This privilege cannot be used for the redemption of shares held in certificate form.


  Certificates

       Although the Fund does not recommend the issuance of certificates, shares will be issued in certificate form if specifically requested by the shareholder.

  How to Obtain Information on Your Investment

       1.  Confirmation of Share Transactions and Dividend Payments.    Share
  transactions in all Portfolios, other than trans-actions pursuant to a Systematic Withdrawal Plan, Automatic Investment Plan, and Systematic Investing Plan, will be confirmed immediately in the form of an account confirmation statement which will be mailed to the account address of record.

       The Fund will confirm all account activity occurring within a calendar quarter, including the payment of dividend and capital gain distributions and transactions made as a result of a Systematic Withdrawal Plan, Automatic Investment Plan, and Systematic Investing Plan, shortly after the end of each calendar quarter.

       The Fund also reserves the right to confirm, with respect to certain tax qualified plans and certain group plans, purchases and sales of Fund shares on a quarterly basis. Transactions in shares of the Money Market Fund, other than those confirmed quarterly as set forth above, will be confirmed monthly.

       A copy of all confirmation statements will be sent to the securities dealer firm listed on your account.

       2. Shareholder Inquiries. Please direct any questions or requests that you may have concerning the Fund or your account by writing to North American Funds, P.O. Box 8505, Boston, Massachusetts 02266-8505, or by calling the Mutual Fund Customer Service Department at 1-800-872-8037.

                                  APPENDIX I

                             DEBT SECURITY RATINGS

Standard & Poor's Ratings Group ("S&P")
-------------------------------

Commercial Paper:

A-1 The rating A-1 is the highest rating assigned by S&P to commercial paper. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high for issuers designated "A-1".


Bonds:

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-
CCC-CC Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.


Moody's Investors Service, Inc. ("Moody's")
-------------------------------

Commercial Paper:

P-1 The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in established industries;
       (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

       Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Bonds:

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bond in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1", "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.


Fitch Investors Service, Inc. ("Fitch")
-----------------------------

Commercial Paper:

F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2 Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned "F-1+" or "F-1".

Bonds:

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A        Bonds considered to be investment grade and of high credit quality.
         The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C        Bonds are in imminent default in payment of interest or principal.

DDD-DD- Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on and D the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

               Additional Moody's and S&P Municipal Bond Ratings

Moody's Ratings of State and Municipal Notes

MIG-1/VMIG-1      Notes rated MIG-1/VMIG-1 are of the best quality.  There is present strong protection by established cash flows, superior liquidity support or broad-based access to the market for refinancing.

MIG-2/VMIG-2      Notes which are rated MIG-2/VMIG-2 are of high quality.
                  Margins of protection are ample though not so large as in the preceding group.

S&P Ratings of State and Municipal Notes

SP-1 Notes which are rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Notes which are rated SP-2 have a satisfactory capacity to pay principal and interest.

                                  APPENDIX II

                      STRATEGIC INCOME FUND DEBT RATINGS


  The average distribution of investments in corporate and government bonds by ratings for the fiscal year ended October 31, 1996, calculated monthly on a dollar-weighted basis, for the Strategic Income Fund, was as follows:

                               Unrated but
                              of Comparable
Moody's    Standard & Poor's     Quality      Percentage
--------------------------------------------------------

Aaa              AAA                %               %
Aa               AA                 %               %
A                A                  %               %
Baa              BBB                %               %
Ba               BB                 %               %
B                B                  %               %
Caa              CCC                %               %
Ca               CC                 %               %
C                C                  %               %
                 D                  %               %


Unrated as a Group:                                 %
U.S. Government Securities*                         %

Total                                               100%

  The actual distribution of the Strategic Income Fund's corporate and government bond investments by ratings on any given date will vary. In addition, the distribution of the Portfolio's investments by ratings as set forth above should not be considered as representative of the Portfolio's future portfolio composition.

*Obligations issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities.

                   INVESTMENT QUALITY BOND FUND DEBT RATINGS


  The average distribution of investments in corporate and government bonds by ratings for the fiscal year ended October 31, 1996, calculated monthly on a dollar-weighted basis, for the Investment Quality Bond Fund, was as follows:


                               Unrated but
                              of Comparable
Moody's    Standard & Poor's     Quality      Percentage
--------------------------------------------------------
Aaa                AAA             0%             %
Aa                 AA              0%             %
A                  A               0%             %
Baa                BBB             0%             %
Ba                 BB              0%             %
B                  B               0%             %
Caa                CCC             0%             %
Ca                 CC              0%             %
C                  C               0%             %
                   D               0%             %


Unrated as a Group:                               %
U.S. Government Securities*                       %

 Total                                            100%

  The actual distribution of the Investment Quality Bond Fund's corporate and government bond investments by ratings on any given date will vary. In addition, the distribution of the Portfolio's investments by ratings as set forth above should not be considered as representative of the Portfolio's future portfolio composition.

*Obligations issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities.

                                 APPENDIX III

STANDARD AND POOR'S DISCLAIMERS

  The Equity Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the Equity Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Equity Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund or the Equity Index Fund. S&P has no obligation to take the needs of the Fund or the shareholders of the Equity Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of shares of the Equity Index Fund or the timing of the issuance or sale of the shares of the Equity Index Fund or in the determination or calculation of the equation by which shares of the Equity Index Fund are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Equity Index Portfolio.

  S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, shareholders of the Equity Index Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                              NORTH AMERICAN FUNDS


        North American Funds (the "Fund") is a professionally managed open-end investment company that currently has thirty-two investment portfolios: the Pacific Rim Emerging Markets Fund, the Science & Technology Fund, the International Small Cap Fund, the Emerging Growth Fund, the Pilgrim Baxter Growth Fund, the Small/Mid Cap Fund, the International Stock Fund, the Worldwide Growth Fund, the Global Equity Fund (formerly the Global Growth Fund), the Growth Equity Fund, the Common Stock Fund, the Equity Index Fund, the Blue Chip Growth Fund, the Value Fund, the International Growth and Income Fund, the Growth and Income Fund, the Equity-Income Fund (formerly, the Value Equity Fund and prior thereto the Growth Fund), the Real Estate Securities Fund, the Balanced Fund (formerly the Asset Allocation Fund), the High Yield Fund, the Strategic Income Fund, the Global Government Bond Fund, the Capital Growth Bond Fund, the Investment Quality Bond Fund, the National Municipal Bond Fund, the U.S. Government Securities Fund, the Money Market Fund, the Conservative Lifestyle Fund, the Moderate Lifestyle Fund, the Balanced Lifestyle Fund, the Growth Lifestyle Fund and the Aggressive Lifestyle Fund (the "Portfolios"). The investment objective of each Portfolio is described in the Fund's Prospectus dated December 31, 1996 (the "Prospectus") under the caption "Investment Portfolios." Each Portfolio currently offers three classes of shares: "Class A" shares, "Class B" shares and "Class C" shares, all as described in the Prospectus under the caption "Multiple Pricing System."

        This Statement of Additional Information is not a prospectus but should be read in conjunction with the Prospectus, which may be obtained from North American Funds, 116 Huntington Avenue, Boston, Massachusetts, 02116.


                 The date of this Statement of Additional Information is December 31, 1996.

                                TABLE OF CONTENTS

INVESTMENT POLICIES ......................................................    3
MONEY MARKET INSTRUMENTS .................................................    3
OTHER INSTRUMENTS ........................................................    5
Mortgage Securities ......................................................    5
Asset-Backed Securities ..................................................    7
Zero Coupon Securities and Pay-in-Kind Bonds .............................    8
High Yield/High Risk Domestic Corporate Debt Securities ..................    9
High Yield/High Risk Foreign Sovereign Debt Securities ...................    9
Municipal Lease Obligations ..............................................    10
Hybrid Instruments .......................................................    10
HEDGING AND OTHER STRATEGIC TRANSACTIONS .................................    11
General Characteristics of Options .......................................    11
General Characteristics of Futures Contracts and Options on Futures
 Contracts ...............................................................    13
Options on Securities Indices and Other Financial Indices ................    13
Currency Transactions ....................................................    14
Combined Transactions ....................................................    14
Swaps, Caps, Floors and Collars ..........................................    14
Eurodollar Instruments ...................................................    15
Municipal Bond Index Futures Contracts ...................................    15
Risk Factors .............................................................    16
Risks of Hedging and Other Strategic Transactions Outside the
 United States ...........................................................    16
Use of Segregated and Other Special Accounts .............................    16
Other Limitations ........................................................    17
Warrant Transactions and Risks ...........................................    17
INVESTMENT RESTRICTIONS ..................................................    18
PORTFOLIO TURNOVER .......................................................    20
MANAGEMENT OF THE FUND ...................................................    21
Compensation of Trustees .................................................    23
Principal Holders of Securities ..........................................    23
INVESTMENT MANAGEMENT ARRANGEMENTS .......................................    24
Advisory and Subadvisory Agreements ......................................    24
DISTRIBUTION PLANS .......................................................    27
Underwriters .............................................................    31
PORTFOLIO BROKERAGE ......................................................    32
DETERMINATION OF NET ASSET VALUE .........................................    36
PERFORMANCE INFORMATION ..................................................    37
TAXES ....................................................................    43
National Municipal Bond Fund - Taxation Issues ...........................    45
SHAREHOLDER SERVICES .....................................................    46
GENERAL ..................................................................    46
Adviser's Rationale for Multi-Manager Fund ...............................    46
Fund Shares ..............................................................    49
Redemption in Kind .......................................................    50
Repurchase of Shares .....................................................    50
Payment for the Shares Presented .........................................    50
Transfer Agent ...........................................................    50
Independent Accountants ..................................................    50
FINANCIAL STATEMENTS .....................................................    44

                               INVESTMENT POLICIES

        The following discussion supplements the description of the Fund's Portfolios set forth in the Prospectus under the caption "INVESTMENT PORTFOLIOS."

                            MONEY MARKET INSTRUMENTS

        The Money Market Fund will be invested in the types of money market instruments described below. Certain of the instruments listed below may also be purchased by the other Portfolios in accordance with their investment policies and all Portfolios may purchase such instruments to invest otherwise idle cash or for defensive purposes, except that the U.S. Government Securities Fund and Equity Index Fund may not invest in the instruments described in 2 and 7 below.

        1. U.S. Government and Government Agency Obligations. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds. U.S. Government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. Government pursuant to authority granted by Congress. U.S. Government agency obligations include, but are not limited to, the Student Loan Marketing Association, Federal Home Loan Banks, Federal Intermediate Credit Banks and the Federal National Mortgage Association. U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank and Farmers Home Administration. Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks; others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the U.S. Treasury. No assurance can be given that the U.S. Government will provide financial support to such U.S. Government sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. The foregoing types of instruments are hereafter collectively referred to as "U.S. Government securities."

        2. Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan association. They are for a definite period of time and earn a specified rate of return. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

        Fund Portfolios may acquire obligations of foreign banks and foreign branches of U.S. banks. These obligations are not insured by the Federal Deposit Insurance Corporation.

        3. Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. A Portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. A Portfolio will only invest in variable amount master demand notes issued by companies which at the date of investment have an outstanding debt issue rated "Aaa" or "Aa" by Moody's or "AAA" or "AA" by S&P and which the applicable Subadviser has determined present minimal risk of loss to the Portfolio. A Subadviser will look generally at the financial strength of the issuing company as "backing" for the note and not to any security interest or supplemental source such as a bank letter of credit. A variable amount master demand note will be valued each day as a Portfolio's net asset value is determined, which value will generally be equal to the face value of the note plus accrued interest unless the financial position of the issuer is such that its ability to repay the note when due is in question.

        4. Corporate Obligations. Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than those supported by commercial paper. While such obligations generally have maturities of ten years or more, the Money Market Fund will only purchase obligations which have remaining maturities of thirteen months or less from the date of purchase and which are rated "AA" or higher by Standard & Poor's or "Aa" or higher by Moody's.

        5. Repurchase Agreements. Repurchase agreements are arrangements involving the purchase of obligations by a Portfolio and the simultaneous agreement to resell the same obligations on demand or at a specified future date and at an agreed upon price. The majority of repurchase transactions run from day to day and delivery pursuant to the resale provision typically will occur within one to five business days of the purchase. A repurchase agreement can be viewed as a loan made by a Portfolio to the seller of the obligation with such obligation serving as collateral for the seller's agreement to repay the amount borrowed with interest. Such transactions afford an opportunity for a Portfolio to earn a return on cash which is only temporarily available. Repurchase agreements entered into by the Portfolio will be with banks, brokers or dealers. However, a Portfolio will enter into a repurchase agreement with a broker or dealer only if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased by the Portfolio decrease below the resale price.

        The Trustees have adopted procedures that establish certain creditworthiness, asset and collateralization requirements for the counterparties to a Portfolio's repurchase agreements. These procedures limit the counterparties to repurchase transactions to those financial institutions which are members of the Federal Reserve System and/or a primary government securities dealer reporting to the Federal Reserve Bank of New York's Market Reports Division or a broker/dealer which meet certain creditworthiness criteria or which report U.S. Government securities positions to the Federal Reserve Board. However, the Trustees reserve the right to change the criteria used to select such financial institutions and broker/dealers. The Trustees will regularly monitor the use of repurchase agreements and the Subadvisers will, pursuant to procedures adopted by the Trustees, continuously monitor the amount of collateral held with respect to a repurchase transaction so that it equals or exceeds the amount of the obligations.

        Should an issuer of a repurchase agreement fail to repurchase the underlying obligation, the losses to the Portfolio, if any, would be the difference between the repurchase price and the underlying obligation's market value. A Portfolio might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings should be commenced with respect to the seller, realization upon the underlying obligation by the Portfolio might be delayed or limited. Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods.

        6. Warrants, Rights, Preferred Stock and Convertible Securities. Certain of the portfolios may invest in warrants, rights, preferred stock and convertible securities to the extent noted in the Prospectus. A warrant is a security, usually issued together with a bond or preferred stock, that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. (For additional information on warrants see "Hedging and Other Strategic Transactions - Warrant Transactions and Risks.") In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. A warrant is usually issued as a sweetener, to enhance the marketability of the accompanying fixed income securities. Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. Convertible securities are securities (usually preferred shares or bonds) that are exchangeable for a set number of another form of securities (usually common stock) at a prestated price. The convertible feature is usually designed as a sweetener to enhance the marketability of the security.

        7. Canadian and Provincial Government and Crown Agency Obligations. Canadian Government obligations are debt securities issued or guaranteed as to principal or interest by the Government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. These securities include treasury bills, notes, bonds, debentures and marketable Government of Canada loans. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency ("Crown agencies") pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. Certain Crown agencies are by statute agents of Her Majesty in right of Canada, and their obligations, when properly authorized, constitute direct obligations of the Government of Canada. Such obligations include, but are not limited to, those issued or guaranteed by the Export Development Corporation, Farm Credit Corporation, Federal Business Development Bank and Canada Post Corporation. In addition, certain Crown agencies which are not by law agents of Her Majesty may issue obligations which by statute the Governor in Council may authorize the Minister of Finance to guarantee on behalf of the Government of Canada. Other Crown agencies which are not by law agents of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by the Government of Canada. No assurance can be given that the Government of Canada will support the obligations of Crown agencies which are not agents of Her Majesty, which it has not guaranteed, since it is not obligated to do so by law.

        Provincial Government obligations are debt securities issued or guaranteed as to principal or interest by the government of any province of Canada pursuant to authority granted by the Legislature of any such province and approved by the Lieutenant Governor in Council of any such province, where necessary. These securities include treasury bills, notes, bonds and debentures. Provincial Crown agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency ("provincial Crown agencies") pursuant to authority granted by a provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain provincial Crown agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other provincial Crown agencies which are not by law agents of Her Majesty in right of a particular province of Canada may issue obligations which by statute the

Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province. Finally, other provincial Crown agencies which are not by law agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada will support the obligations of provincial Crown agencies which are not agents of Her Majesty, which it has not guaranteed, as it is not obligated to do so by law. Provincial Crown agency obligations described above include, but are not limited to, those issued or guaranteed by a provincial railway corporation, a provincial hydroelectric or power commission or authority, a provincial municipal financing corporation or agency and a provincial telephone commission or authority.

        Any Canadian obligation acquired by the Money Market Fund will be denominated in U.S. dollars.

                                OTHER INSTRUMENTS

        The following provides a more detailed explanation of some of the other instruments that certain Portfolios may invest in.

        1. Mortgage Securities

        Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, a Portfolio receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a Portfolio reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long-term interest rates.

        In addition, because the underlying mortgage loans and assets may be prepaid at any time, if a Portfolio purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected payments will reduce, yield to maturity.

        Adjustable rate mortgage securities are similar to the mortgage securities discussed above, except that unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or "margin" to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in the one-year, three-year and five-year constant maturity Treasury rates, the three-month or six-month Treasury Bill rate, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR") and other market rates.

        A Portfolio will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the mortgage securities in a Portfolio would likely decrease. Also, the Portfolio's net asset value could vary to the extent that current yields on adjustable rate mortgage securities are different than market yields during interim periods between coupon reset dates. During periods of declining interest rates, income to a Portfolio derived from adjustable rate mortgages which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

        Privately-Issued Mortgage Securities. Privately-issued pass through securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately-issued collateralized mortgage obligations, as further described below. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Asset-Backed Securities--Types of Credit Support" below. A Portfolio will not limit its investments to asset-backed securities with credit enhancements.

        Collateralized Mortgage Obligations ("CMOs"). CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a "tranche", may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate, and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity thereof to changes in prepayment rates on the underlying mortgages, the market prices of and yield on these tranches tend to be highly volatile.

        CMOs purchased may be:

        (1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government;

        (2) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and the guarantee is collateralized by U.S. Government securities; or

        (3) securities for which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. Government.

        STRIPS. In addition to the U.S. Government securities discussed above, certain Portfolios may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

        Stripped Mortgage Securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which a Portfolio invests. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid and to such extent, together with any other illiquid investments, will not exceed 10% of a Portfolio's net assets.

        Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

        As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in this Statement of Additional Information, like other debt instruments, will tend to move in the opposite direction of interest rates. Accordingly, the Fund believes that investing in IOs, in conjunction with the other mortgage securities described herein, will contribute to a Portfolio's relatively stable net asset value.

        In addition to the stripped mortgage securities described above, the Strategic Income, High Yield and Value Funds may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with

Levered IOs and IOettes are similar in nature to those associated with IOs. The Strategic Income Fund may also invest in other similar instruments developed in the future that are deemed consistent with the investment objective, policies and restrictions of the Portfolio.

        Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to a Portfolio. See "Taxes -- Pay-in-kind Bonds, Zero Coupon Bonds and Discount Obligations."

        Inverse Floaters. The Strategic Income, High Yield, Value and National Municipal Bond Funds may invest in inverse floaters, which are also derivative mortgage securities. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which a Portfolio invests (with the exception of stripped mortgage securities). Although inverse floaters are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, inverse floaters are generally illiquid and to such extent, together with any other illiquid investments, will not exceed 10% of a Portfolio's net assets.

        Inverse floaters are structured as a class of security that receives distributions on a pool of mortgage assets and whose yields move in the opposite direction of short-term interest rates and at an accelerated rate. Such securities have the effect of providing a degree of investment leverage since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long-term debt obligations increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market value of fixed-rate obligations.

        2. Asset-Backed Securities

        The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure. Generally the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans. As a result, investment in these securities should result in greater price stability for a Portfolio's shares. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Portfolio must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Portfolio's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. A Portfolio will only invest in asset-backed securities rated, at the time of purchase, "AA" or better by S&P or "Aa" or better by Moody's or which, in the opinion of the applicable Subadviser, are of comparable quality.

        As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Portfolio will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and to such extent will not be considered illiquid securities for the purposes of the investment restriction under "Investment Restrictions" below.

        Types of Credit Support. Mortgage securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and
(ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

        The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

        Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

        3. Zero Coupon Securities and Pay-in-Kind Bonds

        Zero coupon securities and pay-in-kind bonds involve special risk considerations. Zero coupon securities are debt securities that do not provide for the payment of cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. The Portfolios also may purchase pay-in-kind bonds. Pay-in-kind bonds are bonds that pay all or a portion of their interest in the form of additional debt or equity securities. The U.S. Government Securities Fund will not invest in zero coupon securities having maturities of greater than ten years.

        Zero coupon securities and pay-in-kind bonds tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates.

        Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, such securities are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of the investment restriction under "Investment Restrictions" below.

        Current federal income tax law requires the holder of a zero coupon security or certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See "TAXES -- Pay-in-kind Bonds, Zero Coupon Bonds and Discount Obligations" below.

        4. High Yield/High Risk Domestic Corporate Debt Securities

        The market for high yield U.S. corporate debt securities (commonly known as "junk bonds") has undergone significant changes in the past decade. Issuers in the U.S. high yield market originally consisted primarily of growing small capitalization companies and larger capitalization companies whose credit quality had declined from investment grade. During the mid-1980s, participants in the U.S. high yield market issued high yield securities principally in connection with leveraged buyouts and other leveraged recapitalizations. In late 1989 and 1990, the volume of new issues of high yield U.S. corporate debt declined significantly and liquidity in the market decreased. Since early 1991, the volume of new issues of high yield U.S. corporate debt securities has increased substantially and secondary market liquidity has improved. During the same periods, the U.S. high yield debt market exhibited strong returns, as it continues to be an attractive market in terms of yield and yield spread over U.S. Treasury securities. Currently, most new offerings of U.S. high yield securities are being issued to refinance higher coupon debt and to raise funds for general corporate purposes.

        High yield U.S. corporate debt securities include bonds, debentures, notes and commercial paper and will generally be unsecured. Most of these debt securities will bear interest at fixed rates. However, a Portfolio may also invest in debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

        5. High Yield/High Risk Foreign Sovereign Debt Securities

        The Strategic Income, High Yield and Investment Quality Bond Funds expect that a significant portion of their emerging market governmental debt obligations will consist of "Brady Bonds." In addition, the Worldwide Growth, International Small Cap, and Balanced Funds may also invest in Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the "Brady Plan," an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Investors should recognize that Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Brady Bonds issued to date generally have maturities of between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. The Portfolios may invest in Brady Bonds of emerging market countries that have been issued to date, as well as those which may be issued in the future. In addition to Brady Bonds, the Portfolios may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan. A substantial portion of the Brady Bonds and other sovereign debt securities in which the Portfolios invest are likely to be acquired at a discount, which involves certain considerations discussed below under "TAXES -- Pay-in-kind Bonds, Zero Coupon Bonds and Discount Obligations."

        Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semiannually at a rate equal to 13/16 of one percent above the then current six month LIBOR rate. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Portfolios will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund (the "IMF"), the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. The Portfolios may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

        6. Municipal Lease Obligations

        The National Municipal Bond Fund may invest in municipal lease obligations. Municipal lease obligations are secured by revenues derived from the lease of property to state and local government units. The underlying leases typically are renewable annually by the governmental user, although the lease may have a term longer than one year. If the governmental user does not appropriate sufficient funds for the following year's lease payments, the lease will terminate, with the possibility of default on the lease obligations and significant loss to the Portfolio. In the event of a termination, assignment or sublease by the governmental user, the interest paid on the municipal lease obligation could become taxable, depending upon the identity of the succeeding user.

        7. Hybrid Instruments

        Hybrid instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

        Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

        The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion below of futures, options, and forward contracts for a description of certain risks associated with such investments.

        Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

        Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

        Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk factor which the portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio.

                    HEDGING AND OTHER STRATEGIC TRANSACTIONS

        As described in the Prospectus under "Hedging and Other Strategic Transactions", an individual Portfolio may be authorized to use a variety of investment strategies. These strategies will be used for hedging purposes only, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements), and managing the effective maturity or duration of debt instruments held by the Portfolio, (such investment strategies and transactions are referred to herein as "Hedging and Other Strategic Transactions"). The description in the Prospectus of each Portfolio indicates which, if any, of these types of transactions may be used by the Portfolio.

        A detailed discussion of Hedging and Other Strategic Transactions follows below. No Portfolio which is authorized to use any of these investment strategies will be obligated, however, to pursue any of such strategies and no Portfolio makes any representation as to the availability of these techniques at this time or at any time in the future. In addition, a Portfolio's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools.

General Characteristics of Options

        Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Other Strategic Transactions involving options require segregation of Portfolio assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

        A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A Portfolio's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Portfolio the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Portfolio's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

        OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

        A Portfolio's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

        The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

        Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Portfolio authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

        Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Subadviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Portfolio will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Subadviser. In the absence of a change in the current position of the staff of the Securities and Exchange Commission (the "Commission"), OTC options purchased by a Portfolio and the amount of the Portfolio's obligation pursuant to an OTC option sold by the Portfolio (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

        If a Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Portfolio or will increase the Portfolio's income. Similarly, the sale of put options can also provide Portfolio gains.

        If and to the extent authorized to do so, a Portfolio may purchase and sell call options on securities and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Portfolio must be "covered," that is, the Portfolio must own the securities subject to the call, must own an offsetting option on a futures position, or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though a Portfolio will receive the option premium to help protect it against loss, a call sold by the Portfolio will expose the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Portfolio to hold a security or instrument that it might otherwise have sold.

        Each Portfolio reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Portfolio's investment objective and the restrictions set forth herein.

        If and to the extent authorized to do so, a Portfolio may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. A Portfolio will not sell put options if, as a result, more than 50% of the Portfolio's assets would be required to be segregated to cover its potential obligations under put options other than those with respect to futures contracts. In selling put options, a Portfolio faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures Contracts and Options on Futures Contracts

        If and to the extent authorized to do so, a Portfolio may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, for duration management and for permissible non-hedging purposes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

        A Portfolio's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and generally will be entered into only for bona fide hedging, risk management (including duration management). Maintaining a futures contract or selling an option on a futures contract will typically require a Portfolio to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a Portfolio. If a Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

        The value of all futures contracts sold by a Portfolio (adjusted for the historical volatility relationship between such Portfolio and the contracts) will not exceed the total market value of the Portfolio's securities. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."

Options on Securities Indices and Other Financial Indices

        If and to the extent authorized to do so, a Portfolio may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Portfolio can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions

        If and to the extent authorized to do so, a Portfolio may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars". A Portfolio may enter into currency transactions only with Counterparties that are deemed creditworthy by the Subadviser.

        A Portfolio's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and other non-speculative purposes, including transaction hedging and position hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of the Portfolio's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A Portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Portfolio that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

        A Portfolio may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Portfolio has or in which the Portfolio expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Portfolio's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a Portfolio's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Portfolio's securities denominated in linked currencies.

        Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors." If a Portfolio enters into a currency hedging transaction, the Portfolio will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

Combined Transactions

        If and to the extent authorized to do so, a Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Hedging and Other Strategic Transaction, as part of a single or combined strategy when, in the judgment of the Subadviser, it is in the best interests of the Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Portfolio based on the Subadviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars

        A Portfolio may be authorized to enter into interest rate, currency and index swaps, the purchase or sale of related caps, floors and collars and other derivatives. A Portfolio will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date. A Portfolio will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

        A Portfolio will usually enter into interest rate swaps on a net basis, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the Investment Company Act of 1940, as amended (the "1940 Act"), and, thus, will not be treated as being subject to the Portfolio's borrowing restrictions. A Portfolio will not enter into any swap, cap, floor, collar or other derivative transaction unless the Counterparty is deemed creditworthy by the Subadviser. If a Counterparty defaults, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

        The liquidity of swap agreements will be determined by a Subadviser based on various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset a Portfolio's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed to be within the 10% restriction on investments in securities that are not readily marketable.

        Each Portfolio will maintain cash and appropriate liquid assets (i.e., high grade debt securities) in a segregated custodial account to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement. See "Use of Segregated and Other Special Accounts."

Eurodollar Instruments

        If and to the extent authorized to do so, a Portfolio may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Municipal Bond Index Futures Contracts

        The National Municipal Bond Fund may enter into municipal bond index futures contracts. A municipal bond index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. The National Municipal Bond Fund may enter into short municipal bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its respective portfolio that might otherwise result. When the Portfolio is not fully invested in securities and anticipates a significant market advance, it may enter into long municipal bond index futures contracts in order to gain rapid market exposure that may wholly or partially offset increases in the costs of securities that it intends to purchase. In a substantial majority of these transactions, the Portfolio will purchase such securities upon termination of the futures position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of securities.

Risk Factors

        Hedging and Other Strategic Transactions have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Subadviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options could result in losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a Portfolio to hold a security it might otherwise sell.

        The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a Portfolio could create the possibility that losses on the hedging instrument are greater than gains in the value of the Portfolio's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses. Although a Portfolio's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to a Portfolio that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

        Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Portfolio if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

        Losses resulting from the use of Hedging and Other Strategic Transactions will reduce a Portfolio's net asset value, and possibly income, and the losses can be greater than if Hedging and Other Strategic Transactions had not been used.

Risks of Hedging and Other Strategic Transactions Outside the United States

        When conducted outside the United States, Hedging and Other Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Other Strategic Transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts

        Use of many Hedging and Other Strategic Transactions by a Portfolio will require, among other things, that the Portfolio segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated sub-custodian, to the extent the Portfolio's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Portfolio, for example, will require the Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Portfolio on an index will require the Portfolio to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Portfolio will require the Portfolio to segregate liquid high grade debt obligations equal to the exercise price. Except when a Portfolio enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Portfolio to buy or sell a foreign currency will generally require the Portfolio to hold an amount of that currency, liquid securities denominated in that currency equal to a Portfolio's obligations or to segregate liquid high grade debt obligations equal to the amount of the Portfolio's obligations.

        OTC options entered into by a Portfolio, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although a Portfolio will not be required to do so. As a result, when a Portfolio sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a Portfolio other than those described above generally settle with physical delivery, and the Portfolio will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

        In the case of a futures contract or an option on a futures contract, a Portfolio must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid high grade debt or equity securities or other acceptable assets. A Portfolio will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid high grade debt obligations having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio's net obligation, if any.

        Hedging and Other Strategic Transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Other Strategic Transactions. A Portfolio could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. Moreover, instead of segregating assets if it holds a futures contracts or forward contract, a Portfolio could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Other Limitations

        No Portfolio will maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the current market value of the open positions exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options plus or minus the unrealized gain or loss on those open positions, adjusted for the historical volatility relationship between that portion of the Portfolio and the contracts (e.g., the Beta volatility factor). For purposes of the limitation stated in the immediately preceding sentence, to the extent the Portfolio has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the Portfolio will take prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.

Warrant Transactions and Risks

        Subject to certain restrictions described under "INVESTMENT RESTRICTIONS" below, each of the Portfolios (other than the Money Market Fund) may purchase warrants, including warrants traded independently of the underlying securities. Such transactions entail certain risks. Warrants may be considered more speculative than certain other types of investments in that prior to their exercise they do not entitle a holder to dividends and voting rights with respect to the securities which may be purchased by the exercise thereof, nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying security. If a warrant expires unexercised, the Portfolio will lose the amount paid for the warrant and any transaction costs.

        The degree to which a Portfolio may utilize Hedging and Other Strategic Transactions may also be affected by certain provisions of the Code.

                             INVESTMENT RESTRICTIONS

        There are two classes of investment restrictions to which the Fund is subject in implementing the investment policies of the Portfolios: fundamental and nonfundamental. Nonfundamental restrictions are subject to change by the Trustees of the Fund without shareholder approval. Fundamental restrictions may only be changed by a vote of the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

        With respect to the submission of a change in an investment restriction to the holders of the Fund's outstanding voting securities, the matter shall be deemed to have been effectively acted upon with respect to a particular Portfolio if a majority of the outstanding voting securities of the Portfolio vote for the approval of the matter, notwithstanding (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other Portfolio affected by the matter, and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of the Fund.

        All of the restrictions through restriction (8) are fundamental. Restrictions (9) through (20) are nonfundamental.

Fundamental

        The Fund may not issue senior securities, except to the extent that the borrowing of money in accordance with restriction (3) may constitute the issuance of a senior security. (For purposes of this restriction, purchasing securities on a when-issued or delayed delivery basis and engaging in Hedging and Other Strategic Transactions will not be deemed to constitute the issuance of a senior security.) In addition, unless a Portfolio is specifically excepted by the terms of a restriction, each Portfolio will not:

        (1) Invest more than 25% of the value of its total assets in securities of issuers having their principal activities in any particular industry, excluding U.S. Government securities and, with respect to the Money Market Fund, obligations of domestic branches of U.S. banks and with respect to the National Municipal Bond Fund, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by any state, territory or any possession of the United States, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations. The Real Estate Securities Fund is not subject to this restriction. For purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by a Portfolio.


        (2) Purchase the securities of any issuer if the purchase would cause more than 5% of the value of the Portfolio's total assets to be invested in the securities of any one issuer (excluding U.S. Government securities) or cause more than 10% of the voting securities of the issuer to be held by the Portfolio, except that up to 25% of the value of each Portfolio's total assets may be invested without regard to these restrictions. The Global Government Bond Fund, the Emerging Growth Fund and the Lifestyle Funds are not subject to this restriction.

        (3) Borrow money except that each Portfolio may borrow (i) for temporary or emergency purposes (not for leveraging) up to 33 1/3% of the value of the Portfolio's total assets (including amounts borrowed) less liabilities (other than borrowings) and (ii) in connection with reverse repurchase agreements, mortgage dollar rolls and other similar transactions.

        (4) Underwrite securities of other issuers except insofar as the Fund may be considered an underwriter under the Securities Act of 1933 in selling portfolio securities.

        (5) Purchase or sell real estate, except that each Portfolio may invest in securities issued by companies which invest in real estate or interests therein and each of the Portfolios other than the Money Market Fund may invest in mortgages and mortgage-backed securities.

        (6) Purchase or sell commodities or commodity contracts except that each Portfolio other than the Investment Quality Bond and Money Market Funds may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts, and the Emerging Growth, Pacific Rim Emerging Markets, International Stock, Worldwide Growth, Science & Technology, Blue Chip Growth, Value, Equity Income, Small/Mid Cap, International Small Cap, Growth Equity, Global Equity, Strategic Income and International Growth and Income Funds may purchase and sell futures contracts on foreign currencies and options on such futures contracts. The U.S. Government Securities Fund has elected for the present to not engage in the purchase or sale of commodities or commodity contracts to the extent permitted by this restriction, but it reserves the right to engage in such transactions at a future time.

        (7) Lend money to other persons except by the purchase of obligations in which the Portfolio is authorized to invest and by entering into repurchase agreements. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve the lending of money.

        (8) Lend securities in excess of 33% of the value of its total non-cash assets. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities.

Nonfundamental

        (9) Knowingly invest more than 10% of the value of its net assets in securities or other investments not readily marketable, including repurchase agreements maturing in more than seven days but excluding variable amount master demand notes.

        (10) Purchase any security if as a result the Portfolio would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old.

        (11) Sell securities short or purchase securities on margin except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to Hedging and Other Strategic Transactions will not be deemed to involve the use of margin.

        (12) Write or purchase options on securities, financial indices or currencies except to the extent a Portfolio is specifically authorized to engage in Hedging and Other Strategic Transactions.

        (13) Purchase securities for the purpose of exercising control or management.

        (14) Purchase securities of other investment companies if the purchase would cause more than 10% of the value of the Portfolio's total assets to be invested in investment company securities, provided that (i) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by the Portfolio or more than 5% of the value of the Portfolio's total assets would be invested in such company and (ii) no restrictions shall apply to a purchase of investment company securities in connection with a merger, consolidation or reorganization or in connection with the investment of collateral received in connection with the lending of securities in the Navigator Securities Lending Trust. For purposes of this restriction, privately issued collateralized mortgage obligations will not be treated as investment company securities if issued by "Exemptive Issuers". Exemptive Issuers are defined as unmanaged, fixed-asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities as defined in section 2(a)(32) of the 1940 Act, (c) operate under general exemptive orders exempting them from "all provisions of the Investment Company Act of 1940," and (d) are not registered or regulated under the 1940 Act as investment companies. This restriction (14) shall not apply to the Lifestyle Funds.

        (15) Pledge, hypothecate, mortgage or transfer (except as provided in restriction (8) as security for indebtedness) any securities held by the Portfolio, except in an amount of not more than 10% (33 1/3% in the case of the Blue Chip Growth, Equity-Income, International Stock and Science & Technology Funds, 15% in the case of the International Small Cap, Growth Equity, Balanced and Worldwide Growth Funds and 50% in the case of the Value Trust) of the value of the Portfolio's total assets and then only to secure borrowings permitted by restrictions (3) and (11). For purposes of this restriction, collateral arrangements with respect to Hedging and Other Strategic Transactions will not be deemed to involve a pledge of assets.

        (16) Invest in securities of any issuer if, to the knowledge of the Portfolio, any officer or Trustee of the Fund or officer or director of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer,

        (17) Purchase interests in oil, gas or other mineral exploration or development programs or leases, except that it may acquire the securities of companies engaged in the production or transmission of oil, gas or other minerals.

        (18) Purchase warrants if, as a result, the Portfolio would then have more than 10% of its total net assets (taken at the lower of cost or current value) invested in warrants, or if more than 5% of the value of the Portfolio's total net assets would be invested in warrants which are not listed on a recognized United States or foreign stock exchange, except for warrants included in units or attached to other securities.

        (19) Purchase securities of foreign issuers, except that (A) the International Small Cap, Capital Growth Bond, Real Estate Securities, Common Stock, Global Equity, Worldwide Growth, High Yield, International Growth and Income, International Stock, Strategic Income, Global Government Bond, and Pacific Rim Emerging Markets Funds may each, without limitation, invest up to 100% of its assets in securities issued by foreign entities and/or denominated in foreign currencies, (B) the Balanced, Science and Technology, and Growth Equity Funds may each invest up to 30% of its assets in such securities, (C) the Equity-Income Fund may invest up to 25% of its assets in such securities, (D) the Pilgrim Baxter Growth Fund may invest up to 15% of its assets in such securities, (E) the Value Fund may invest up to 5% of its assets in such securities, and (F) each of the other portfolios (other than the U.S. Government Securities, National Municipal Bond and Equity Index Funds) may invest up to 20% of its assets in securities issued by foreign entities and/or denominated in foreign currencies. (In the case of the Small/Mid Cap, Growth Equity, Balanced and Value Funds, ADRs and U.S. dollar denominated securities are not included in the percentage limitation.)

        (20)  Purchase or sell real estate limited partnership interests.

        In addition to the above policies, the Money Market Fund is subject to certain restrictions required by Rule 2a-7 under the 1940 Act. In order to comply with such restrictions, the Money Market Fund will, among other things, not purchase the securities of any issuer if it would cause (i) more than 5% of its total assets to be invested in the securities of any one issuer (excluding U.S. Government securities and repurchase agreements fully collateralized by U.S. Government securities), except as permitted by Rule 2a-7 for certain securities for a period of up to three business days after purchase, (ii) more than 5% of its total assets to be invested in "second tier securities," as defined by Rule 2a-7, or (iii) more than the greater of $1 million or 1% of its total assets to be invested in the second tier securities of that issuer.

        For the purposes of the investment limitations applicable to the National Municipal Bond Fund, the identification of the issuer of a municipal obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a private activity bond, if the bond is backed only by the assets and revenues of the non-governmental user, such non-governmental user would be regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee would be considered a separate security and treated as an issue of such government or entity.

        If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a Portfolio's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction, except in the case of the Money Market Fund where the percentage limitation of restriction (9) must be met at all times.

                               PORTFOLIO TURNOVER
        The annual rate of portfolio turnover will normally differ for each Portfolio and may vary from year to year. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover (in excess of 100%) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Portfolio. No portfolio turnover rate can be calculated for the Money Market Fund due to the short maturities of the instruments purchased. The portfolio turnover rates for the Portfolios of the Fund in existence prior to December 31, 1996 for the periods shown below were as follows:


                                            11/1/94       11/1/95
                                              to            to
                                            10/31/95      10/31/96
Small/Mid Cap.......................        NA            %**
International Small Cap.............        NA            %**
Growth Equity.......................        NA            %**

Global Equity.......................         57%          %
Equity-Income.......................         54%          %
Growth and Income...................         40%          %
Balanced............................        226%          %
Strategic Income....................        180%          %
Investment Quality Bond.............        132%          %
U.S. Govt. Securities...............        469%          %
National Municipal Bond                      44%          %
International Growth and Income              69%*         %

*       For the period January 9, 1995 (commencement of operations) to October
        31, 1995.
**      For the period March 4, 1996 (commencement of operations) to October
        31, 1996.

        Anticipated portfolio turnover rates (based on normal circumstances) for newer portfolios are as follows:

   Emerging Growth Fund ..........................................        xxx%
   Pilgrim Baxter Growth Fund ....................................        800%
   Pacific Rim Emerging Markets Fund .............................             xxx%
   International Stock Fund ......................................        xxx%
   Worldwide Growth Fund .........................................        xxx%
   Science & Technology Fund .....................................        xxx%
   Growth Equity Fund ............................................        175%
   Common Stock Fund .............................................        xxx%
   Real Estate Securities Fund ...................................        xxx%
   Blue Chip Growth Fund .........................................        xxx%
   Value Fund ....................................................        xxx%
   Equity Index Fund .............................................        xxx%
   High Yield Fund ...............................................        xxx%
   Global Government Bond Fund ...................................        xxx%
   Capital Growth Bond Fund ......................................             xxx%
   Conservative Lifestyle Fund ...................................        xxx%
   Moderate Lifestyle Fund .......................................        xxx%
   Balanced Lifestyle Fund .......................................        xxx%
   Growth Lifestyle Fund .........................................        xxx%
   Aggressive Lifestyle Fund .....................................        xxx%

Prior rates of portfolio turnover do not provide an accurate guide as to what the rate will be in any future year, and prior rates and estimated rates are not a limiting factor when it is deemed appropriate to purchase or sell securities for a Portfolio. Each Portfolio of the Fund intends to comply with the various requirements of the Code so as to qualify as a "regulated investment company" thereunder. One such requirement is that a Portfolio must derive less than 30% of its gross income from gains on the sale or other disposition of stock or securities held for less than three months. Accordingly, the ability of a particular Portfolio to effect certain portfolio transactions may be limited.

                             MANAGEMENT OF THE FUND

        The Trustees and officers of the Fund, together with information as to their principal occupations during the past five years, are listed below:

Name, Address and Age    Position  Principal Occupation
                         with the  During Past Five
                         Fund      Years
Don B. Allen             Trustee   Senior Lecturer,
136 Knickerbocker Rd.              William E. Simon
Pittsford, NY                      Graduate School of
14534                              Business Admin.,
Age: 68                            University of
                                   Rochester.

Charles L. Bardelis      Trustee   President and Chief
297 Dillingham Avenue              Executive Officer, Island Commuter Corporation
Falmouth, MA  02540                (marine transport).

Name, Address and Age    Position    Principal Occupation
                         with the    During Past Five
                         Fund        Years
Age: 55
Joe Scott                President   President, North American Funds, September 25,
116 Huntington Avenue                1996 to the present; Vice President, Business
Boston, MA 02116                     Development and Marketing of North American
Age: 47                              Funds, January 1, 1996 to September 25, 1996;
                                     Annuities Vice President, U.S. Savings and
                                     Retirement Services Division, of Manulife,
                                     January 1, 1995 to December 31, 1995;
                                     Distribution Vice President, U.S. Group and
                                     Pension Division, of Manulife, January 1, 1990
                                     to December 31, 1994.

Samuel Hoar              Trustee     Senior Mediator, Judicial Arbitration Mediation
73 Tremont Street                    Services "JAMS/Endispute", June 1, 1994 to date;
Boston, MA 02109                     Partner, Goodwin, Proctor & Hoar, prior to June
Age: 68                              1, 1994.

Robert J. Myers          Trustee     Consulting Actuary (self-employed), April 1983 to
9610 Wire Avenue                     date; Member, Prospective Payment Assessment
Silver Spring, MD 20901              Commission, June 1993 to present; Chairman,
Age: 83                              Commission on Railroad Retirement Reform
                                     1988-1990.

John D. Richardson*      Chairman    Senior Vice President and General Manager, U.S.
200 Bloor Street East    of the      Operations of Manulife -- 1995-present; Senior
Toronto, Ontario,        Trustees    Vice President and General Manager, Canadian
Canada                               Operations of Manulife -- 1992-1994; Senior Vice
M4W lE5                              President, Financial Services of Manulife -- 1992.
Age: 58

F. David Rolwing         Trustee     President, Montgomery Mutual Insurance Co., Sandy
17810 Meeting House                  Spring, MD.
Road
Sandy Spring, MD 20860
Age: 62

John G. Vrysen           Vice        Vice President, Chief Financial Officer, U.S.
116 Huntington Avenue    President   Operations, of Manulife, January 1, 1996 to date;
Boston, MA 02116                     Vice President and Chief Actuary, January 1986 to
Age: 40                              date, North American Security Life Insurance
                                     Company.

James D. Gallagher       Secretary   Vice President, Legal Services, of Manulife,
116 Huntington Avenue                January 1, 1996 to date; Vice President,
Boston, MA 02116                     Secretary and General Counsel, June 1994 to date,
Age: 42                              North American Security Life Insurance Company;
                                     Vice President and Associate General Counsel,
                                     1990-1994, The Prudential Insurance Company of
                                     America.

Richard C. Hirtle        Vice        Vice President, Chief Financial Officer,
116 Huntington Avenue    President,  Annuities, of Manulife, January  1996 to date;
Boston, MA 02116         Treasurer   Vice President, Treasurer and Chief Financial
Age: 40                  and Chief   Officer, November 1988 to date, North American
                         Financial   Security Life Insurance Company.
                         Officer

        *Trustee who is an "interested person", as defined in the 1940 Act.

Compensation of Trustees

        The Fund does not pay any remuneration to its Trustees who are officers or employees of the Adviser or its affiliates. Trustees not so affiliated receive an annual retainer of $4,000, a fee of $1, 000 for each meeting of the Trustees that they attend in person and a fee of $200 for each such meeting conducted by telephone. Trustees are reimbursed for travel and other out-of-pocket expenses. The officers listed above are furnished to the Fund pursuant to the Advisory Agreement described below and receive no compensation from the Fund. These officers spend only a portion of their time on the affairs of the Fund.

                               Compensation Table

===============================================================================================
Name of Person,                   Aggregate Compensation From    Total Compensation from Fund
Position                          Fund for Fiscal Year Ended     Complex for Fiscal Year
                                  October 31, 1996*              Ended October 31, 1996#*
-----------------------------------------------------------------------------------------------
Don B. Allen, Trustee                                 $                              $
-----------------------------------------------------------------------------------------------
Charles L. Bardelis,                                  $                              $
Trustee
-----------------------------------------------------------------------------------------------
Samuel Hoar,                                          $                              $
Trustee
-----------------------------------------------------------------------------------------------
Robert J. Myers,                                      $                              $
Trustee
===============================================================================================

*Compensation received for services as Trustee.
#Fund Complex includes all portfolios of the Fund as well as all portfolios of NASL Series Trust of which the Adviser is the investment adviser.

Principal Holders of Securities

        As of November 30, 1996 (i) Frontier Trust Company, Trustee FBO Saia Motor Freight Line Incorporated 401k Plan, Springhouse Corporate Center II, 323 Norristown Road, Ambler, Pennsylvania 192202-2756 owned record ______ shares ( ___% of the outstanding shares) of Investment Quality Bond Fund, ______ shares (______% of the outstanding shares) of the Money Market Fund, (ii) Security Life, 116 Huntington Avenue, Boston, Massachusetts 02116 beneficially owned ______ shares (______% of the outstanding shares) of the International Growth and Income Fund; and (iii) Nalco Pension Plan for US Members, Elliot & Page, 120 Adelaide Street West 1120, Toronto, Ontario owned of record ______ shares (______% of the outstanding shares) of the Global Equity Fund and (iv) Arlene Moskowitz, Trustee, Calabasas Mental Health Services, Retirement Fund, 4043 Camamito, San Diego, CA 92122-51055 owned of record ______ (______% of the outstanding shares) of the Money Market Fund. As of such date, no other shareholder owned of record or, to the knowledge of the Fund, beneficially owned more than 5% of the outstanding shares of any Portfolio of the Fund. The officers and Trustees of the Fund as a group own less than 1% of the outstanding shares of each Portfolio of the Fund.

                      INVESTMENT MANAGEMENT ARRANGEMENTS

        The following information supplements the material appearing in the Prospectus under the caption "MANAGEMENT OF THE FUND." The principal terms of the Advisory and Subadvisory Agreements are described in the Prospectus. The following supplemental discussion of such agreements covers certain legal terms of such agreements. The Advisory and Subadvisory Agreements discussed below have been filed with and are available from the Commission.

Advisory and Subadvisory Agreements

        The Advisory Agreement, each Subadvisory Agreement (except those described below) and the Salomon Brothers Asset Management Limited Consulting Agreement were approved by the Trustees on September 28, 1995 and by the shareholders of the portfolios on December 5, 1995. These approvals occurred in connection with the change of control of NASL Financial as a result of the merger of North American Life Assurance Company, the ultimate controlling parent of NASL Financial, with The Manufacturers Life Insurance Company on January 1, 1996.

        On December 15, 1995, the Trustees appointed Fred Alger Management, Inc. ("Alger") pursuant to a new Subadvisory Agreement with Alger ("Alger Subadvisory Agreement") as subadviser to the Small/Mid Cap Fund. The Alger Subadvisory Agreement, which provides for the management of the newly-established Small/Mid Cap Fund, was approved by the Trustees, including a majority of the Trustees who are not parties to the Alger Subadvisory Agreement or interested persons of any party to such Agreement on December 15, 1995. The Alger Subadvisory Agreement was approved by the sole shareholder of the Small/Mid Cap Fund on March 1, 1996.

        On December 15, 1995, the Trustees appointed Founders Asset Management, Inc. ("Founders") pursuant to a new Subadvisory Agreement with Founders ("Founders Subadvisory Agreement") as subadviser to the International Small Cap and the Growth Equity Fund. The Founders Subadvisory Agreement, which provides for the management of the newly-established International Small Cap and Growth Equity Fund, was approved by the Trustees, including a majority of the Trustees who are not parties to the Founders Subadvisory Agreement or interested persons of any party to such Agreement on December 15, 1995. The Founders Subadvisory Agreement was approved by the sole shareholder of the International Small Cap and Growth Equity Fund on March 1, 1996.

        Effective October 1, 1996, Oechsle International, Wellington Management, and Goldman Sachs Asset Management, the Subadvisers of the Global Equity (formerly Global Growth), Money Market and Equity-Income (formerly Value Equity and prior thereto Growth) Funds, respectively, resigned their positions as Subadvisers of those Portfolios. On September 27, 1996, the Trustees (i) appointed Morgan Stanley Asset Management Inc. ("Morgan Stanley") pursuant to a new Subadvisory Agreement with Morgan Stanley ("Morgan Stanley Subadvisory Agreement") to manage the Global Equity Fund, (ii) appointed T. Rowe Price Associates, Inc. ("T. Rowe Price") pursuant to a new Subadvisory Agreement with
T. Rowe Price ("T. Rowe Price Subadvisory Agreement") to manage the Equity-Income Fund, and (iii) appointed Manufacturers Adviser Corporation ("MAC") pursuant to a new Subadvisory Agreement with MAC ("MAC Subadvisory Agreement") to manage the Money Market Fund. All such Subadvisory Agreements were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on September 27 (with an effective date of October 1, 1996) and by the shareholders of the respective portfolios on December 20, 1996.

        Also on September 27, 1996, the Trustees (i) appointed Miller Anderson & Sherrerd, LLP ("MAS") pursuant to a new Subadvisory Agreement with MAS ("MAS Subadvisory Agreement") to manage the Value and High Yield Funds, (ii) appointed Pilgrim Baxter & Associates, Inc. ("PBHG") to manage the Pilgrim Baxter Growth Fund pursuant to a new agreement with PBHG ("PBHG Subadvisory Agreement"), (iii) appointed Warburg Pincus Counsellors, Inc. ("Warburg") pursuant to a new agreement with Warburg ("Warburg Subadvisory Agreement") to manage the Emerging Growth Trust, (iv) appointed T. Rowe Price pursuant to the T. Rowe Price Subadvisory Agreement to also manage the Blue Chip Growth and Science & Technology Funds, (v) appointed Rowe Price-Fleming International, Inc. ("Price-Fleming") pursuant to a new Subadvisory Agreement with Price Fleming ("Price-Fleming Subadvisory Agreement") to manage the International Stock Fund,
(vi) appointed Founders pursuant to an amendment to the Founders Subadvisory Agreement to manage the Worldwide Growth and Balanced Funds, (vii) appointed MAC pursuant to the MAC Subadvisory Agreement to also manage the Pacific Rim Emerging Markets, Real Estate Securities, Common Stock, Capital Growth Bond and Equity Index Funds, (viii) appointed Oechsle International pursuant to a new Subadvisory Agreement with Oechsle International ("Oechsle Subadvisory Agreement") to manage the Global Government Bond Fund and (ix) appointed the Adviser to manage the Lifestyle Funds pursuant to an amendment to the Advisory Agreement. Such Subadvisory Agreements or amended Subadvisory Agreement and amendments to the Advisory Agreement, to provide for the management of the newly-established portfolios, were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on September 27, 1996 and were approved by the sole shareholder of each such portfolio on December , 1996.

        For the periods November 1, 1993 to October 31, 1994, November 1, 1994 to October 31, 1995, November 1, 1995 to October 31, 1996, the Fund paid total advisory fees to the Adviser of $3,483,764, $4,324,695 and $________, respectively. The amounts represented by each of the Portfolios are as follows:



Portfolio                         11/1/93 to 10/31/94   11/1/94 to 10/31/95   11/1/95 to 10/31/96
-------------------------------------------------------------------------------------------------
Small/Mid Cap                                      NA                    NA                     *
International Small Cap                            NA                    NA                     *
Growth Equity                                      NA                    NA                     *
Global Equity                                $882,302            $1,185,949


Portfolio                         11/1/93 to 10/31/94   11/1/94 to 10/31/95   11/1/95 to 10/31/96
-------------------------------------------------------------------------------------------------
Equity-Income                                $556,612              $758,694
Growth and Income                            $333,531              $521,769
International Growth and Income                   N/A            **$102,022
Strategic Income                                  ***              $195,046
Investment Quality Bond                       $89,202               $99,260
U.S. Government                              $860,225              $661,449
National Municipal Bond                       $19,807               $68,638
Money Market                                  $38,127               $44,306
Balanced                                     $703,958              $687,562

        *For the period March 4, 1996 (commencement of operations) to October 31, 1996.

        **For the period January 9, 1995 (commencement of operations) to October 31, 1995.

        ***For the period November 30, 1993 (commencement of operations) to October 31, 1994.

        For information concerning waivers of advisory fees and expense reimbursements, see note 5 to the financial statements dated October 31, 1996 included in this Statement of Additional Information.

        For the same periods, the Adviser paid total subadvisory fees of $1,609,821, $2,060,667 and $_________, respectively. The amounts represented by each of the Portfolios are as follows:


Portfolio                        11/1/93 to 10/31/94   11/1/94 to 10/31/95  11/1/95 to 10/31/96
Small/Mid Cap                                    N/A                   N/A                    *
International Small Cap                          N/A                   N/A                    *
Growth Equity                                    N/A                   N/A                    *
Global Equity                               $539,184              $724,749
Equity-Income                               $241,581              $323,912
Growth and Income                           $148,991              $227,367
International Growth and                         N/A             **$56,679
Income
Strategic Income                               ***$0              #$91,022
Investment Quality Bond                      $33,714               $37,223
U.S. Government                             $323,714              $248,043
National Municipal Bond                       $9,819               $40,125
Money Market                                 $14,296               $16,615
Balanced                                    $298,522              $294,932

        *For the period March 4, 1996 (commencement of operations) to October 31, 1996.

        **For the period January 9, 1995 (commencement of operations) to October 31, 1995.

        ***For the period November 30, 1993 (commencement of operations) to October 31, 1994.

        #Of these amounts, $29,730 and $xx,xxx, respectively, were paid by SBAM to Salomon Brothers Asset Management Limited under the Subadvisory Consulting Agreement.

        The Prospectus refers to a subadvisory consulting agreement between SBAM and Salomon Brothers Asset Management Limited ("SBAM Limited"). Under that agreement SBAM Limited provides certain investment advisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Income Fund. SBAM pays SBAM Limited, as full compensation for all services provided under the subadvisory consulting agreement, a portion of its subadvisory fee, such amount being an amount equal to the fee payable under SBAM's subadvisory agreement multiplied by the current value of the net assets of the portion of the assets of the Strategic Income Fund that SBAM Limited has been delegated to manage divided by the current value of the net assets of the Portfolio. The Fund will not incur any additional expenses in connection with SBAM Limited's services. SBAM Limited is a wholly owned subsidiary of Salomon Brothers Europe Limited ("SBEL"). Salomon (International) Finance A G ("SIF") owns 100% of SBEL's Convertible Redeemable Preference Shares and 36.8% of SBEL's Ordinary Shares, while the remaining 63.2% of SBEL's Ordinary Shares are owned by Salomon Brothers Holding Company Inc ("SBH"). SIF is wholly owned by SBH, which is in turn, a wholly owned subsidiary of Salomon Inc.

        The Advisory Agreement and each Subadvisory Agreement, including the SBAM Limited Consulting Agreement (collectively, the "Agreements") will continue in effect as to a Portfolio for a period no more than two years from the date of its execution or the execution of an amendment making the agreement applicable to that Portfolio only so long as such continuance is specifically approved at least annually either by the Trustees or by the vote of a majority of the outstanding voting securities of each of the Portfolios of the Fund, provided that in either event such continuance shall also be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Agreements, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of any continuance of any of the Agreements shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the class of capital stock of that Portfolio vote to approve such continuance, notwithstanding that such continuance may not have been approved by a majority of the outstanding voting securities of the Fund.

        If the shareholders of any Portfolio fail to approve any continuance of any Agreement, the Adviser or Subadviser (including SBAM Limited), as applicable, will continue to act as such with respect to such Portfolio pending the required approval of the continuance of such Agreement, of a new contract with the Adviser or Subadviser or different investment adviser or subadviser, or other definitive action. In the case of the Adviser and Oechsle International, the compensation received by them in respect of such a Portfolio during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to such Portfolio or the amount it would have received under the Agreement in respect of such Portfolio, whichever is less. In the case of the Subadvisers, the compensation received by them in respect of such a Portfolio during such a period will be no more than that permitted by Rule 15a-4 under the 1940 Act.

        The Agreements may be terminated at any time, without the payment of penalty, by the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the applicable Portfolios of the Fund, with respect to any Portfolio by the vote of a majority of the outstanding shares of such Portfolio, or by the Adviser or applicable Subadviser on 60 days' written notice to the other party or parties to the Agreement and, in the case of the Subadvisory Agreements, to the Fund. Each of the Agreements will automatically terminate in the event of its assignment.

        The Agreements may be amended by the parties provided that such amendment is specifically approved by the vote of a majority of the outstanding voting securities of the Fund or applicable Portfolio(s), as the case may be, and by the vote of a majority of the Trustees of the Fund who are not interested persons of the Fund, of the Adviser or of the applicable Subadviser or of SBAM Limited, cast in person at a meeting called for the purpose of voting upon such approval. The required shareholder approval of any amendment shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not be approved by a majority of the outstanding voting securities of (i) any other Portfolio affected by the amendment or (ii) all the Portfolios of the Fund.

        Each Subadvisory Agreement, except the Oechsle Subadvisory Agreement and the J.P. Morgan Subadvisory Agreement, and the SBAM Limited Consulting Agreement, provides that the Subadviser or SBAM Limited will not be liable to the Fund or the Adviser for any losses resulting from any matters to which the agreement relates other than losses resulting from the Subadviser's or SBAM Limited's willful misfeasance, bad faith or gross negligence in the performance of, or from reckless disregard of, its duties. The Oechsle Subadvisory Agreement and the J.P. Morgan Subadvisory Agreement each provide that the subadviser will not be liable to the Fund or NASL Financial for any losses resulting from any error of judgment made in the good faith exercise of the Subadviser's investment discretion in connection with selecting investments, except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, it duties, and that it shall not be liable for any losses resulting from any other matters except for losses resulting from willful misfeasance, bad faith or negligence in the performance of, or from disregard of, its duties.

                               DISTRIBUTION PLANS

        The Fund currently offers three classes of shares in each Portfolio (other than the Lifestyle Funds): "Class A" shares, "Class B" shares and "Class C" shares (the "Multiple Pricing System"). See "MULTIPLE PRICING SYSTEM" and "HOW TO PURCHASE SHARES" in the Prospectus.

        In addition to the front end sales charge which may be deducted at the time of purchase of Class A shares and the CDSC which may apply on redemption of Class B shares, each class of shares of each Portfolio is authorized under the Distribution Plan applicable to that class of shares (the "Class A Plan," the "Class B Plan" and the "Class C Plan," collectively, the "Plans") adopted pursuant to Rule 12b-1 under the 1940 Act to use the assets attributable to such class of shares of the Portfolio to finance certain activities relating to the distribution of shares to investors. The Plans are "compensation" plans providing for the payment of a fixed percentage of average net assets to finance distribution expenses. The Plans provide for the payment by each class of shares of each Portfolio of the Fund, other than the Money Market Fund, of a monthly distribution and service fee to the Distributor, as principal underwriter for the Fund. Portions of the fees prescribed below are used to provide payments to the Distributor, to promotional agents, to brokers, dealers or financial institutions (collectively, "Selling Agents") and to Service Organizations for ongoing account services to shareholders and are deemed to be "service fees" as defined in paragraph (b)(9) of Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

        Under the Class A Plan, Class A shares of each Portfolio (except as described in the next sentence) are subject to a fee of up to .35% of their respective average annual net assets, five-sevenths of which (.25%) constitutes a "service fee." Class A shares of the National Municipal Bond Fund are subject to a fee of up to .15% of Class A average annual net assets, the entire amount of which constitutes a "service fee," and Class A shares of the Money Market Fund and the Lifestyle Funds bear no such fees. Under the Class B Plan, Class B shares of each Portfolio (with the exception of the Money Market Fund and the Lifestyle Funds) are subject to a fee of up to 1.00% of their respective average annual net assets, one-fourth (.25%) of which constitutes a "service fee." Under the Class C Plan, Class C shares of each Portfolio (with the exception of the Money Market Fund and the Lifestyle Funds) are subject to a fee of up to 1.00% of their respective average annual net assets, one-fourth (.25%) of which constitutes a "service fee."

        Payments under the Plans are used primarily to compensate the Distributor for distribution services provided by it in connection with the offering and sale of the applicable class of shares, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents for sales support services provided and related expenses incurred by such Selling Agents. Such services and expenses may include the development, formulation and implementation of marketing and promotional activities, the preparation, printing and distribution of prospectuses and reports to recipients other than existing shareholders, the preparation, printing and distribution of sales literature, expenditures for support services such as telephone facilities and expenses and shareholder services as the Fund may reasonably request, provision to the Fund of such information, analyses and opinions with respect to marketing and promotional activities as the Fund may, from time to time, reasonably request, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively, overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively, and any other costs and expenses relating to distribution or sales support activities. The Distributor may pay directly Selling Agents and may provide directly the distribution services described above, or it may arrange for such payment or the performance of some or all of such services by Wood Logan, the Fund's exclusive promotional agent, at such level of compensation as may be agreed to by the Distributor and Wood Logan.

        The distribution and service fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase shares without the assessment of a front end sales charge, and, with respect to the Class C shares, without the assessment of a front end sales charge or a CDSC, and at the same time permit the Distributor to compensate securities dealers with respect to sales of such shares.

        The Distributor is authorized by each Plan to retain any excess of the fees it receives thereunder over its payments to selected dealers or Wood Logan and its expenses incurred in connection with providing distribution services. Thus, payments under a Plan may result in a profit to the Distributor. Each Plan also provides that to the extent that any payments by any class of any Portfolio of the Fund to the Distributor in its capacity as investment adviser to the Fund, such as for investment management fees, may be deemed to be an indirect payment of distribution expenses, those indirect payments are deemed to be authorized by the Plans.

        In adopting the Plans, the Trustees determined that the adoption of the Plans is in the best interests of the Fund and its shareholders, that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders, and that the Plans are essential to, and an integral part of, the Fund's program for financing the sale of shares of the various Portfolios of the Fund to the public.

        The Distributor, a wholly-owned subsidiary of North American Security Life Insurance Company, is a broker/dealer registered under the Securities Exchange Act of 1934, as amended ("1934 Act") and a member of the NASD. The Distributor's address is the same as that of the Fund and the Distributor also serves as the investment adviser to the Fund as described above under "MANAGEMENT OF THE FUND." The Distributor has entered into an exclusive promotional agent agreement with Wood Logan pursuant to which Wood Logan will solicit securities dealers to sell Fund shares, offer sales training to registered representatives of such dealers, prepare and distribute certain sales and promotional materials and otherwise assist in the distribution of Fund shares. For providing such services, the Distributor will pay Wood Logan such amounts as are agreed to from time to time pursuant to the promotional agent agreement. Wood Logan, a broker/dealer registered under the 1934 Act and a member of the NASD, is a subsidiary of Wood Logan Associates, Inc., a corporation which is a wholly owned subsidiary of a holding company that is 85% owned by Manulife and approximately 15% owned by principals of Wood Logan. The address of Wood Logan is 1455 East Putnam Avenue, Old Greenwich, Connecticut 06870.

        Neither a Plan nor any related agreements can take effect until approved by a majority vote of both all the Trustees and those Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of a Plan or in any agreements related to it (the "Qualified Trustees"), cast in person at a meeting called for the purpose of voting on such Plan and the related agreements. Such approvals of the Plans were obtained on December 16, 1993. The Plan relating to Class A shares was approved
(i) with respect to the Strategic Income, Investment Quality Bond, U.S. Government Securities, National Municipal Bond and Money Market Funds, by the shareholders of each such Portfolio on February 18, 1994, as the initial shareholders of the Class A shares in each such Portfolio, (ii) with respect to the Global Equity, Equity-Income, Growth and Income and Balanced Funds, by the Distributor on March 30, 1994 as sole initial shareholder of the Class A shares of each such Portfolio, (iii) with respect to the International Growth and Income Fund, by the Distributor on January 4, 1995 as sole initial shareholder of the Class A shares of such Portfolio, (iv) with respect to the Small/Mid Cap, Growth Equity and the International Small Cap Funds, by the Distributor on March 1, 1996 as sole initial shareholder of the Class A shares of such Portfolio, and
(v) with respect to the Emerging Growth, Pilgrim Baxter Growth, Pacific Rim Emerging Markets, International Stock, Worldwide Growth, Science & Technology, Common Stock, Real Estate Securities, Blue Chip Growth, Value, Equity Index, High Yield, Global Government Bond, Capital Growth Bond [and Lifestyle Funds?], by the Distributor on December, 1996 as sole initial shareholder of the Class A shares of each such Portfolio. The Plan relating to Class B shares was approved
(i) with respect to the Strategic Income, Investment Quality Bond, U.S. Government Securities, National Municipal Bond, Money Market, Global Equity, Equity-Income, Growth and Income and Balanced Funds by the Distributor on March 30, 1994 as sole initial shareholder of the Class B shares of each such Portfolio, (ii) with respect to the International Growth and Income Fund, by the Distributor on January 4, 1995 as sole initial shareholder of the Class B shares of such Portfolio, (iii) with respect to the Small/Mid Cap, Growth Equity and International Small Cap Funds by the Distributor on March 1, 1996 as sole initial shareholder of the Class B shares of each such Portfolio, and (iv) with respect to the Emerging Growth, Pilgrim Baxter Growth, Pacific Rim Emerging Markets, International Stock, Worldwide Growth, Science & Technology, Common Stock, Real Estate Securities, Blue Chip Growth, Value, Equity Index, High Yield, Global Government Bond, Capital Growth Bond [and Lifestyle Funds?], by the Distributor on December, 1996 as sole initial shareholder of the Class B shares of each such Portfolio. The Plan relating to Class C shares was approved
(i) with respect to the Global Equity, Equity-Income, Growth and Income and Balanced Funds, by the shareholders of each such Portfolio on February 18, 1994, as the initial shareholders of the Class C shares in each such Portfolio, (ii) with respect to the Strategic Income, Investment Quality Bond, U.S. Government Securities, National Municipal Bond and Money Market Funds, by the shareholders of each such Portfolio on March 30, 1994, as the initial shareholders of the Class C shares in each such Portfolio, (iii) with respect to the International Growth and Income Fund, by the Distributor on January 4, 1995 as sole initial shareholder of the Class C shares of such Portfolio, (iv) with respect to the Small/Mid Cap, Growth Equity and International Small Cap Funds, by the Distributor on March 1, 1996 as sole initial shareholder of the Class C shares of such Portfolio, and (v) with respect to the Emerging Growth, Pilgrim Baxter Growth, Pacific Rim Emerging Markets, International Stock, Worldwide Growth, Science & Technology, Common Stock, Real Estate Securities, Blue Chip Growth, Value, Equity Index, High Yield, Global Government Bond, Capital Growth Bond [and Lifestyle Funds?], by the Distributor on December, 1996 as sole initial shareholder of the Class C shares of each such Portfolio.

        The Plans will continue in effect only so long as their continuance is specifically approved at least annually by the Trustees in the manner described above for Trustee approval of the Plans. The Trustees will receive quarterly and annual statements concerning distribution and shareholder servicing expenditures. In such statements, only expenditures properly attributable to the sale or servicing of a particular class of shares will be used to justify any distribution or servicing fee charged to that class. Expenditures not related to the sale or servicing of a particular class will not be presented to the Trustees to justify any fee attributable to that class. The statements, including the allocations upon which they are based, will be subject to the review and approval of the Qualified Trustees in the exercise of their fiduciary duty. Each Plan may be terminated at any time with respect to any one or more Portfolios by a majority vote of the Qualified Trustees or by vote of a majority of the outstanding voting securities attributable to Class A, Class B and Class C shares, as applicable, of such Portfolio or Portfolios. If a Plan is terminated by the Trustees or is otherwise discontinued with respect to one or more Portfolios, no further payments would be made by the Fund in respect of the Class A, Class B and Class C shares, as applicable, of such Portfolio or Portfolios under that Plan. A Plan may remain in effect with respect to Class A, Class B, Class C or shares, as applicable, of a Portfolio even if it has been terminated with respect to the Class A, Class B and Class C shares, as applicable, of one or more other Portfolios.

        A Plan may not be amended with respect to any class of any Portfolio so as to materially increase the amount of the fees payable thereunder unless the amendment is approved by a vote of at least a majority of the outstanding voting securities of such class of such Portfolio. In addition, no material amendment to a Plan may be made unless approved by the Trustees in the manner described above for Trustee approval of the Plans.

        For the period November 1, 1995 to October 31, 1996 , the Fund paid distribution and service fees pursuant to the Class A Plan to the Distributor of $______ comprised of:

$_____ from the Small/Mid Cap Fund*,
$_____ from the International Small Cap Fund*,
$_____ from the Growth Equity Fund*,
$_____ from the Global Equity Fund,
$_____ from the Equity-Income Fund,
$_____ from the Growth and Income Fund,
$_____ from the Strategic Income Fund,
$_____ from the Balanced Fund,
$_____ from the Investment Quality Bond Fund,
$_____ from the U.S. Government Securities Fund,
$_____ from the International Growth and Income Fund, and
$_____ from the National Municipal Bond Fund.

*For the period March 4, 1996 to October 31, 1996.

Of the total, $_______ was paid by the Distributor to Wood Logan for providing promotional and shareholder services. Of this latter amount, approximately __% was spent for sales literature and printing prospectuses for other than current shareholders, __% represented allocated overhead expenses of Wood Logan and 13% represented allocated compensation of personnel of Wood Logan. The balance of the fees were, in accordance with the Class A Plan, retained by the Distributor and used to fund shareholder servicing, promotional activities and expenses. In addition, $______ of the total distribution fees for Class A were paid to securities dealers, comprised of:

$______ from the Small/Mid Cap Fund,
$______ from the International Small Cap Fund,
$______ from the Growth Equity Fund,
$______ from the Global Equity Fund,
$______ from the Equity-Income Fund,
$______ from the Growth and Income Fund,
$______ from the Strategic Income Fund,
$______ from the Balanced Fund,
$______ from the Investment Quality Bond Fund
$______ from the U.S. Government Securities Fund
$______ from the International Growth and Income Fund and
$______ from the National Municipal Bond Fund.

        For the period November 1, 1995 to October 31, 1996, the Fund paid distribution and service fees pursuant to the Class B Plan to the Distributor of $_______ comprised of:

$_______ from the Small/Mid Cap Fund,
$_______ from the International Small Cap Fund,
$_______ from the Growth Equity Fund,
$_______ from the Global Equity Fund,
$_______ from the Equity-Income Fund,
$_______ from the Growth and Income Fund,
$_______ from the Strategic Income Fund,
$_______ from the Balanced Fund,
$_______ from the Investment Quality Bond Fund,

$_______ from the U.S. Government Securities Fund,
$_______ from the International Growth and Income Fund and
$_______ from the National Municipal Bond Fund.

  Of the total, $_____ was paid by the Distributor to Wood Logan for providing promotional and shareholder services. Of this latter amount, approximately __% was spent for sales literature and printing prospectuses for other than current shareholders, __% represented allocated overhead expenses of Wood Logan and ___% represented allocated compensation of personnel of Wood Logan. The balance of the fees were, in accordance with the Class B Plan, retained by the Distributor and used to fund shareholder servicing, promotional activities and expenses. In addition, $_______ of the total distribution fees for Class B were paid to securities dealers, comprised of:

$_______ from the Small/Mid Cap Fund,
$_______ from the International Small Cap Fund,
$_______ from the Growth Equity Fund,
$_______ from the Global Equity Fund,
$_______ from the Equity-Income Fund,
$_______ from the Growth and Income Fund,
$_______ from the Strategic Income Fund,
$_______ from the Balanced Fund,
$_______ from the Investment Quality Bond Fund,
$_______ from the U.S. Government Securities Fund,
$_______ from the International Growth and Income Fund and
$_______ from the National Municipal Bond Fund.

        For the period November 1, 1995 to October 31, 1996, the Fund paid distribution and service fees pursuant to the Class C Plan to the Distributor of $________, comprised of:

$_______ from the Small/Mid Cap Fund,
$_______ from the International Small Cap Fund,
$_______ from the Growth Equity Fund,
$_______ from the Global Equity Fund,
$_______ from the Equity-Income Fund,
$_______ from the Growth and Income Fund,
$_______ from the Strategic Income Fund,
$_______ from the Balanced Fund,
$_______ from the Investment Quality Bond Fund,
$_______ from the U.S. Government Securities Fund,
$_______ from the International Growth and Income Fund and
$_______ from the National Municipal Bond Fund.

Of the total, $_______ was paid by the Distributor to Wood Logan for providing promotional and shareholder services. Of this latter amount, approximately ___% was spent for sales literature and printing prospectuses for other than current shareholders, __% represented allocated overhead expenses of Wood Logan and ___% represented allocated compensation of personnel of Wood Logan. The balance of the fees were, in accordance with the Class C Plan, retained by the Distributor and used to fund shareholder servicing, promotional activities and expenses. In addition, $________ of the total distribution fees for Class C were paid to securities dealers, comprised of:

$_______ from the Small/Mid Cap Fund,
$_______ from the International Small Cap Fund,
$_______ from the Growth Equity Fund,
$_______ from the Global Equity Fund,
$_______ from the Equity-Income Fund,
$_______ from the Growth and Income Fund,
$_______ from the Strategic Income Fund,
$_______ from the Balanced Fund,
$_______ from the Investment Quality Bond Fund,
$_______ from the U.S. Government Securities Fund,
$_______ from the International Growth and Income Fund and
$_______ from the National Municipal Bond Fund.

Underwriters

        For the periods November 1, 1993 to October 31, 1994, November 1, 1994 to October 31, 1995 and November 1, 1995 to October 31, 1996, the Distributor received underwriting commissions of $1,344,806, $960,690 and $_______ respectively. The amounts were comprised as reflected below, with respect to shares of the following Portfolios:


Portfolio                              11/1/93 to          11/1/94 to          11/1/95 to
                                         10/31/94            10/31/95            10/31/96
--------------------------------------------------------------------------------------------
Small/Mid Cap                                  NA                  NA                  *$
International Small Cap                        NA                  NA                  *$
Growth Equity                                  NA                  NA                  *$
Global Equity                            $413,960            $172,487
Equity-Income                            $213,835            $138,334
Growth and Income                        $102,711            $123,745
International Growth and                      N/A          **$100,890
Income
Strategic Income                      ***$206,721             $65,693
Investment Quality Bond                   $33,392             $19,367
U.S. Government                          $155,785            $223,721
National Municipal Bond                   $20,201             $31,612
Balanced                                 $198,201             $84,841

        *For the period March 4, 1996 (commencement of operations) to October 31, 1996.

        **For the period January 9, 1995 (commencement of operations) to October 31, 1995.

        ***For the period November 30, 1993 (commencement of operations) to October 31, 1994.

        Of the total underwriting commissions received during the three fiscal year periods, $______, $_____and $_____, respectively, were retained by the Distributor. The balance of such commissions was paid to securities dealers and the promotional agent. During such periods the Distributor did not receive directly or indirectly from the Fund any compensation on the redemption or repurchase of Fund shares, brokerage commissions or other underwriting compensation.

                              PORTFOLIO BROKERAGE

        Pursuant to the Subadvisory Agreements, the Subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Fund, except for the Lifestyle Funds the portfolio transactions for which are the responsibility of the Adviser. The Subadvisers have no formula for the distribution of the Fund's brokerage business, their intention being to place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the Fund. The cost of securities transactions for each Portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

        Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

        The Subadvisers consider various factors in selecting brokers through which orders for client accounts are executed. The Subadvisers' primary consideration is the broker's ability to provide the best execution of the trade (including both trade price and commission). Assuming equal execution capabilities, the Subadvisers also take other factors into account.

        In determining which brokers provide best execution, the Subadvisers look primarily to the stock price quoted by the broker, and normally place orders with the broker through which they can obtain the most favorable price. If the same price is available from more than one broker, a Subadviser's judgment as to the following factors may influence the selection of a broker for a particular trade: the execution, clearance and settlement capabilities of the brokers under consideration; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the financial stability of the brokers under consideration; actual or apparent operational problems of any broker under consideration; and the negotiated commission rates available at the time of the trade. The Subadvisers may also consider the willingness of particular brokers to sell shares of the Fund and difficulty of execution.

        The Subadvisers also consider the nature and extent of research services provided when they select brokers. Assuming equal execution capabilities as described above, the Subadvisers may direct commission business to brokers who provide research services. Such services include, but are not limited to: analyses and reports concerning economic factors and trends, industries, specific securities, portfolio strategy, and valuation and performance of accounts; advice regarding critical factors supporting research recommendations and special reports or information based on the specific requests of a Subadviser's portfolio manager/analysts. The Subadvisers may also from time to time obtain research services prepared by third parties and provided by brokers in exchange for a predetermined amount of commission business. These services include portfolio monitoring, analysis and performance measurement systems, various economic forecasting and research services covering stocks and bonds, research and trading conferences, and a source of information as to block trading opportunities. Some third party arrangements are cancelable at any time while others require notice. Such third party arrangements do not involve a substantial amount of the Subadvisers' commission business on behalf of clients.

        In accordance with industry practice, commission rates are normally determined through negotiations with brokers conducted by the Subadvisers' traders. These negotiations take into account industry norms for particular transactions, the size and type of trades, the size and expertise of the brokerage firm involved and the nature of brokerage and research services provided, including special services in connection with a particular trade. (Such special services could include, among other things, the assumption of market risk in connection with a trade or series of trades or the facilitation of trades in a thin or volatile market.) Commission rates paid by the Subadvisers in those cases may be higher than those charged by brokers for execution of similar trades without the provision of research and/or special services.

        No precise monetary value can be assigned to research and special execution services furnished to the Subadvisers by brokers. The Subadvisers will review all research services and will determine if the amounts of commissions directed to brokers are reasonable in relation to the value of the brokerage and research services provided, viewed in terms of both particular transactions and the Subadvisers' overall responsibilities with respect to the accounts over which they exercise investment discretion. Each Subadviser will maintain an internal allocation procedure to identify those brokers who provide them with research services and the amount of research services they provide, and will endeavor to direct sufficient commissions to them to ensure the continued receipt of such services as the Subadviser believes to be valuable.

        Research services furnished by brokers will generally be used in servicing all of the Portfolios of the Fund advised by a Subadviser, although not all of such services may be used in connection with any particular Portfolio that paid commissions to the brokers providing such services.

        The Subadvisers' practices in selecting brokers will be reviewed periodically by the Trustees of the Fund.

        The Subadvisers and/or their affiliates currently manage portfolios and accounts other than those of the Fund. Although investment recommendations or determinations for the Fund's Portfolios will be made by the Subadvisers independently from the investment recommendations and determinations made by them for any other portfolio or account or by the Subadvisers' affiliates for the portfolios or accounts they manage, investments deemed appropriate for the Fund's Portfolios by the Subadvisers may also be deemed appropriate by them or affiliated advisers for other portfolios or accounts, so that the same security may be purchased or sold at or about the same time for both the Fund's Portfolios and such other portfolios or accounts. In such circumstances, the Subadvisers may determine that orders for the purchase or sale of the same security for the Fund's Portfolios and one or more other portfolios or accounts should be combined, in which event the transactions will be priced and allocated in a manner deemed by the Subadvisers to be equitable and in the best interests of the Fund's Portfolios and such other portfolios or accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Subadvisers and the Fund believe that its participation in such transactions on balance will produce better overall results for the Fund.

        For the periods November 1, 1993 to October 31, 1994, November 1, 1994 to October 31, 1995 and November 1, 1995 to October 31, 1996, the Fund paid brokerage commissions in connection with portfolio transactions of $777,036, $1,039,631 and $_________, respectively. The amounts represented by each of the Portfolios are as follows:


 Portfolio                      11/1/93 to 10/31/94     11/1/94 to 10/31/95       11/1/95 to
                                                                                   10/31/96
--------------------------------------------------------------------------------------------
 Global Equity*                            $462,441                $509,668
 Equity-Income**                           $140,638                $211,194
 Growth and Income                          $70,381                 $97,836
 International Growth and                       N/A              ***$12,558
 Income
 Balanced****                              $103,576                $208,375

        * Formerly known as the Global Growth Fund.

        ** Formerly known as the Value Equity Fund and prior thereto the Growth
           Fund *** For the period January 9, 1995 (commencement of operations) to October 31, 1995.

        **** Formerly known as the Asset Allocation Fund.

        Salomon Brothers Inc. ("Salomon"), Dresdner Bank, J.P. Morgan Securities Inc and J.P. Morgan Securities Ltd. ("J.P. Morgan") and Morgan Stanley & Co. Incorporated are affiliated brokers of the Fund due to the positions of Salomon, Oechsle International, J.P. Morgan and Morgan Stanley, respectively, as Subadvisers to Fund portfolios. Prior to October 1, 1996, Goldman Sachs & Co. ("Goldman") was an affiliated brokers of the Fund due to the position of Goldman as Subadviser to the Equity-Income Fund.

        From November 1, 1993 to October 31, 1994, brokerage commissions were paid to Goldman, Sachs & Co. as follows:


Portfolio                            11/1/93 to     % of Portfolio's           % of aggregate $
                                       10/31/94     Brokerage Commissions      amount of
                                                    Represented for the        transactions for the
                                                    period                     period
----------------------------------------------------------------------------------------------------
Equity-Income                           $10,169                      7%                     1%
Growth and Income                        $2,502                      4%                     1%
Balanced                                 $9,284                      9%                  0.12%
Investment Quality                           $0                      0%                  0.48%
National Municipal Bond                      $0                      0%                    37%
Money Market                                 $0                      0%                     4%

From November 1, 1994 to October 31, 1995, brokerage commission were paid to Goldman, Sachs & Co. as follows:


Portfolio                           11/1/94 to      % of Portfolio's           % of aggregate $
                                      10/31/95      Brokerage Commissions      amount of
                                                    Represented for the        transactions for
                                                    period                     the period
--------------------------------------------------------------------------------------------------
Global Equity                            $4,137                   0.81%                  0.67%
Equity-Income                           $23,638                  11.19%                  0.27%
Balanced                                $16,464                   7.90%                  0.26%
International Growth                     $1,690                  13.46%                  1.97%
and


Portfolio                           11/1/94 to      % of Portfolio's           % of aggregate $
                                      10/31/95      Brokerage Commissions      amount of
                                                    Represented for the        transactions  for
                                                    period                     the period
--------------------------------------------------------------------------------------------------
Income*
Growth and Income                        $4,086                   4.18%                  0.36%

*For the period January 9, 1995 (commencement of operations) to October 31, 1995

        From November 1, 1995 to October 31, 1996, brokerage commissions were paid to Goldman, Sachs & Co. as follows:


Portfolio                         11/1/95 to  % of Portfolio's           % of aggregate $
                                    10/31/96  Brokerage Commissions      amount of
                                              Represented for the        transactions for
                                              period                     the period
----------------------------------------------------------------------------------------------
Global Equity                         $_____                           %                     %
Equity-Income                         $_____                           %                     %
Growth and Income                     $_____                           %                     %
Balanced                              $_____                           %                     %

        From November 1, 1993 to October 31, 1994, brokerage commissions were paid to Salomon Brothers Inc as follows:


Portfolio                11/1/93 to 10/31/94  % of Portfolio's           % of aggregate $
                                              Brokerage Commissions      amount of
                                              Represented for the        transactions for
                                              period                     the period
----------------------------------------------------------------------------------------------
Global Equity                         $2,277                         0%                    1%
Equity-Income                         $7,181                         5%                 0.13%
Growth & Income                       $7,908                        11%                    1%
Balanced                              $7,396                         7%                    4%
Investment Quality                        $0                         0%                    1%
Bond
U.S. Government                           $0                         0%                 0.25%
Money Market                              $0                         0%                    1%


        From November 1, 1994 to October 31, 1995, brokerage commissions were paid to Salomon Brothers Inc as follows:


Portfolio                   11/1/94 to 10/31/95  % of Portfolio's        % of aggregate $
                                                 Brokerage               amount of
                                                 Commissions             transactions for the
                                                 Represented for the     period
                                                 period


Portfolio                   11/1/94 to 10/31/95  % of Portfolio's        % of aggregate $
                                                 Brokerage               amount of
                                                 Commissions             transactions for the
                                                 Represented for the     period
                                                 period
-----------------------------------------------------------------------------------------------
Global Equity                            $6,414                  1.26%                    0.86%
Equity-Income                            $8,760                  4.15%                    0.16%
Growth and Income                       $10,402                 10.63%                    0.71%
Balanced                                 $8,117                  3.90%                    2.71%

        From November 1, 1995 to October 31, 1996, brokerage commissions were paid to Salomon Brothers Inc as follows:


Portfolio                11/1/95 to 10/31/96  % of Portfolio's            % of aggregate $
                                              Brokerage Commissions      amount of
                                              Represented  for the       transactions for
                                              period                     the period
---------------------------------------------------------------------------------------------
Global Equity                              $                      %                         %
Equity-Income                              $                      %                         %
Growth & Income                            $                      %                         6
Balanced                                   $                      %                         %
Money Market                               $                      %                         %

        From January 1, 1995 to October 31, 1995, brokerage commissions were paid to J.P.Morgan Securities as follows:


Portfolio                 1/9/95 to 10/31/95   % of Portfolio's          % of aggregate $
                                              Brokerage Commissions      amount of
                                              Represented for the        transactions for
                                              period                     the period
----------------------------------------------------------------------------------------------
Global Equity                         $3,265                     0.64%                   0.48%
Equity-Income                        $13,056                     6.18%                   0.21%
Growth & Income                         $300                     0.31%                   0.03%
Balanced                             $13,735                     6.59%                   0.88%

        From November 1, 1995 to October 31, 1996, brokerage commissions were paid to J.P. Morgan Securities as follows:


Portfolio                11/1/95 to 10/31/96  % of Portfolio's            % of aggregate $
                                              Brokerage Commissions      amount of
                                              Represented  or the        transactions for
                                              period                     the period
---------------------------------------------------------------------------------------------
Global Equity                              $                          %                     %
Equity-Income                              $                          %                     %
Growth & Income                            $                          %                     6
Balanced                                   $                          %                     %
Money Market                               $                          %                     %

         From November 1, 1994 to October 31, 1996, there were no brokerage commissions were paid to Dresden Bank.

                       DETERMINATION OF NET ASSET VALUE

        The following supplements the discussion under the caption "GENERAL INFORMATION -- Net Asset Value" set forth in the Prospectus. The assets belonging to each class of shares of a Portfolio will, in each case, be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the expenses and liabilities allocated to that class from the assets belonging to that class.

        The following provides further information concerning the Fund's use of the amortized cost method of valuation for certain types of securities.

        All instruments held by the Money Market Fund and money market instruments with a remaining maturity of 60 days or less held by the other Portfolios will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation); thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

        The Money Market Fund uses the amortized cost valuation method in reliance upon Rule 2a-7 under the 1940 Act. As required by Rule 2a-7, the Money Market Fund will maintain a dollar weighted average maturity of 90 days or less. In addition, the Money Market Fund is permitted to purchase only securities that the Trustees determine to present minimal credit risks and which are at the time of purchase "eligible securities," as defined by Rule 2a-7. Generally, eligible securities must be rated by a nationally recognized statistical rating organization in one of the two highest rating categories for short-term debt obligations or be of comparable quality. The Money Market Fund will invest only in obligations that have remaining maturities of 397 days or less.

        The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund's price per share (for each class) as computed for the purposes of sales and redemptions at $1.00. Such procedures include a directive to the Adviser to establish procedures which will allow for the monitoring of the propriety of the continued use of amortized cost valuation to maintain a constant net asset value of $1.00 per share. Such procedures also include a directive to the Adviser that requires that on determining net asset value per share based upon available market quotations, the Money Market Fund shall value weekly (a) all portfolio instruments for which market quotations are readily available at market, and (b) all portfolio instruments for which market quotations are not readily available or are not obtainable from a pricing service, at their fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees. If the fair value of a security needs to be determined, the Subadviser will provide determinations, in accordance with procedures and methods established by the Trustees of the Fund, of the fair value of securities held by the Portfolios for which market quotations are not readily available for purposes of enabling the Portfolio's Custodian to calculate net asset value. The Adviser, with the Subadviser's assistance, periodically (but no less frequently than annually) shall prepare a written report to the Trustees verifying the accuracy of the pricing system or estimate. A non-negotiable security which is not treated as an illiquid security because it may be redeemed with the issuer, subject to a penalty for early redemption, shall be assigned a value that takes into account the reduced amount that would be received if it were currently liquidated. In the event that the deviation from the amortized cost exceeds .50 of 1% or more or a difference of $.005 per share in net asset value, the Adviser shall promptly call a special meeting of the Trustees to determine what, if any, action should be initiated. Where the Trustees believe the extent of any deviation from the Fund's amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it shall take such action as it deems appropriate to eliminate or reduce to the extent reasonably practical such dilution or unfair results. The actions that may be taken by the Board include, but are not limited to: (a) redeeming shares in kind; (b) selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the Portfolio; (c) withholding or reducing dividends;(d) utilizing a net asset value per share based on available market quotations; and (e)investing all cash in instruments with a maturity on the next business day.

                            PERFORMANCE INFORMATION

        As indicated in the Prospectus, the Fund may advertise its yield and/or total return performance for all classes of shares of one or more of the Portfolios, calculated in accordance with the rules of the Commission. Such performance information may include time periods prior to the implementation of the Multiple Pricing System on April 1, 1994, and will be calculated as described below. For purposes of quoting and comparing the performance of the classes of the Portfolios to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return and yield. Both "total return" and "yield" figures are based on historical performance, show the performance of a hypothetical investment and are not intended to indicate future performance.

        Under the rules of the Commission, funds advertising performance must include total return quotes, "T" below, calculated according to the following formula:

P(1 + T)/n/  = ERV

 Where:        P =    a hypothetical initial payment of $1,000

               T =    average annual total return

               n =    number of years (1, 5 or 10)

               ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the "n" year period (or fractional portion thereof) at the end of such period.

        The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods (if available) plus the time period since the effective date of the Fund's registration statement. When the period since inception for a Portfolio is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, for Class A shares, the current maximum front end sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial $1,000 payment, and for Class B shares, the applicable CDSC imposed on a redemption of shares held for the period is deducted. The schedule of CDSCs due upon redemption is described under "PURCHASE OF SHARES -- Class B Shares" in the Prospectus. The formula also assumes that all dividends and distributions have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value. Any sales charges that might in the future be made applicable to reinvestments would be included as would any recurring account charges that might be imposed by the Fund.

        The Fund implemented the Multiple Pricing System by reclassifying the then existing shares of each Portfolio as shares of a particular class of each such Portfolio. This reclassification was effected in such a manner so that the shares of each Portfolio outstanding at April 1, 1994 would be subject to identical distribution and service fees both before and after the reclassification. Specifically, all outstanding shares of the Strategic Income, Investment Quality Bond, U.S. Government Securities, National Municipal Bond and Money Market Funds were reclassified as Class A shares of each such Portfolio, and all outstanding shares of the Global Equity, Equity-Income, Growth and Income and Balanced Funds were reclassified as Class C shares of each such Portfolio.

        The figures shown in the table below are, for all classes, restated to reflect front end sales charges and CDSCs currently payable by each class of shares under the Multiple Pricing System (as described above), and (for all of the tables presented below) are based on the distribution and service fees and other expenses actually paid by each Portfolio for the periods presented, rather than the distribution and service fees and other expenses currently payable by each class of shares under the Multiple Pricing System, which in certain cases are different. Until April 1, 1994, each Portfolio paid distribution and service fees under the Prior Plan. Under the Prior Plan, (i) the Global Equity, Equity-Income, Growth and Income and Balanced Funds paid the Distributor a distribution fee at an annual rate of up to .75% of average daily net assets and a service fee of up to .25% of average daily net assets; (ii) the Strategic Income, Investment Quality Bond and U.S. Government Securities Funds paid the Distributor a distribution fee at an annual rate of up to .10% of average daily net assets and a service fee of up to .25% of average daily net assets; (iii) the National Municipal Bond Fund paid the Distributor no distribution fee and a service fee at an annual rate of up to .15% of average daily net assets; and
(iv) the Money Market Fund did not pay any fees. The distribution and service fees currently payable by each class of shares under the Multiple Pricing System are described in "DISTRIBUTION PLANS" in this Statement of Additional Information.

               The following tables set forth the average annual total returns for each class of shares of each Portfolio for certain periods of time ending October 31, 1996, restated to reflect the effects of the maximum front end sales charges and any applicable CDSCs payable by an investor under the Multiple Pricing System:

                                Class A shares


Through
  10/31/96                                   One Year    Five Years        Since Inception   Inception Date
  Small/Mid Cap                              NA          NA                   %                (03-04-96)*
  International Small Cap                    NA          NA                   %                (03-04-96)*
  Growth Equity                              NA          NA                   %                (03-04-96)*
  Global Equity                              %           %                    %                (11-07-90)
  Equity-Income                              %           %                    %                (08-28-89)
  Growth & Income                            %           %                    %                (05-01-91)
  International Growth and Income            %           NA                   %                (01-09-95)
  Strategic Income                           %           NA                   %                (11-01-93)
  Balanced                                   %           %                    %                (08-28-89)
  Investment Quality Bond                    %           %                    %                (05-01-91)
  U.S. Government Securities                 %           %                    %                (08-28-89)
  National Municipal Bond                    %           NA                   %                (07-06-93)

*Aggregate total return from March 4, 1996 (commencement of operations) to October 31, 1996.

                                 Class B shares

Through
  10/31/96                                   One Year    Five Years        Since Inception   Inception Date
  Small/Mid Cap                              NA           NA               %                   (03-04-96)*
  International Small Cap                    NA           NA               %                   (03-04-96)*
  Growth Equity                              NA           NA               %                   (03-04-96)*
  Global Equity                              %            %                %                   (11-07-90)
  Equity-Income                              %            %                %                   (08-28-89)
  Growth & Income                            %            %                %                   (05-01-91)
  International Growth and Income            %            NA               %                   (01-09-95)
  Strategic Income                           %            NA               %                   (11-01-93)
  Balanced                                   %            %                %                   (08-28-89)
  Investment Quality Bond                    %            %                %                   (05-01-91)
  U.S. Government Securities                 %            %                %                   (08-28-89)
  National Municipal Bond                    %            NA               %                   (07-06-93)

*Aggregate total return from March 4, 1996 (commencement of operations) to October 31, 1996.


                                 Class C shares

Through
  10/31/96                                   One Year    Five Years        Since Inception   Inception Date
  Small/Mid Cap                              NA            NA              %                   (03-04-96)*
  International Small Cap                    NA            NA              %                   (03-04-96)*
  Growth Equity                              NA            NA              %                   (03-04-96)*
  Global Equity                              %             %               %                   (11-07-90)
  Equity-Income                              %             %               %                   (08-28-89)
  Growth & Income                            %             %               %                   (05-01-91)
  International Growth and Income            %            N/A              %                   (01-09-95)
  Strategic Income                           %            N/A              %                   (11-01-93)
  Balanced                                   %             %               %                   (08-28-89)
  Investment Quality Bond                    %             %               %                   (05-01-91)
  U.S. Government Securities                 %             %               %                   (08-28-89)
  National Municipal Bond                    %             NA              %                   (07-06-93)

*Aggregate total return from March 4, 1996 (commencement of operations) to October 31, 1996.

        As described in the Prospectus under the caption "FEE TABLE AND EXAMPLE," the Portfolios have been and still are subject to certain fee reimbursements. Absent such reimbursement, the returns shown above would be lower.

        The performance data quoted represents past performance; investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. On July 10, 1992, the former Aggressive, Moderate and Conservative Asset Allocation Trusts were reorganized into the Balanced Fund. The Balanced Fund's investment objectives, policies and restrictions are identical to the old Moderate Asset Allocation Trust. The performance figures shown above for the Balanced Fund therefore are based on the past performance of the former Moderate Asset Allocation Trust for the period prior to July 10, 1992.

        A Portfolio's yield is a way of showing the rate of income the Portfolio earns on its investments as a percentage of the Portfolio's share price. Under the rules of the Commission, yield must be calculated according to the following formula:

                       a-b     6
               YIELD     = 2[(--- + 1) - 1]

                       cd

Where:

               a = dividends and interest earned during the period.

               b = expenses accrued for the period (net of
                   reimbursement).

               c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

               d = the maximum offering price per share on the last
                   day of the period.

Yields for the classes of the Portfolios of the Fund used in advertising are computed by dividing the class of the Portfolio's interest and dividend income for a given 30 day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the offering price (including the applicable front end sales charge or CDSC) at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purposes of calculating the Portfolio's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a class of a Portfolio may differ from the rate of distributions paid over the same period or the rate of income reported in the Fund's financial statements. The yields for Classes A, B and C of the Investment Quality Bond Fund for the thirty day period ended October 31, 1996 were ____%, ____% and _____%, respectively. The yields for Classes A, B and C of the U.S. Government Securities Fund for the thirty day period ended October 31, 1995 were ____%, ____% and _____%, respectively. The yields for Classes A, B and C of the Strategic Income Fund for the thirty day period ended October 31, 1996 were ____%, ____% and ___%, respectively.

        Yield quotations for the Investment Quality Bond and U.S. Government Securities and Strategic Income Funds will reflect the fact that such Portfolios will have paid no advisory fees during certain periods of their operations. Therefore, the yield for those Portfolios encompassing the periods during which no advisory fees were paid will be higher than the yields the Portfolios would have realized had the suspension of advisory fees not been in effect.

        The yields for Classes A, B and C of the National Municipal Bond Fund for the thirty day period ended October 31, 1996 were ____%, ____% and ____%, respectively. With respect to the National Municipal Bond Fund, tax-equivalent yields are computed by dividing that portion of yield that is tax-exempt by one, minus a stated income tax rate and adding the quotient to that portion, if any, of the yield that is not tax-exempt.

        Yields for the Money Market Fund will be computed on the basis of seven-day periods, and such quotations will be in lieu of total return quotations for the one, five and ten year periods described above. Yields will be computed by dividing the net change, exclusive of capital changes, in the value of a hypothetical account having a balance of one share at the beginning of the seven-day period by the value of the account at the beginning of the period and multiplying the return so determined ("base period return") by 365/7. Effective yields will be computed by compounding the base period return in accordance with the following formula:

         Effective yield = [(Base period return+1)365/7] - 1

For the seven-day period ended October 31, 1996, yields for Classes A, B and C of the Money Market Fund were ____%, ____% and _____%, respectively. For the seven-day period ended October 31, 1996, the effective yields for Classes A, B and C of the Money Market Fund were _____%, ____% and _____%, respectively.


        Yield and total return are calculated separately for each class of shares of a Portfolio. As discussed above, these calculations adjust for the different front end sales charges and CDSCs currently payable with respect to each class, and are based on distribution and service fees and other expenses actually paid by each Portfolio for the periods presented.

        The Fund may also from time to time include in such advertising a total aggregate return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare performance more accurately with other measures of investment return. Each class of a Portfolio may quote an aggregate total return figure in comparing total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, aggregate total return is calculated for the specified periods of time by assuming the investment of $1,000 in shares of a class of a Portfolio and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Fund does not, for these purposes, deduct from the initial value invested any amount representing front end sales charges or CDSCs applicable to a class. To calculate its average annual total return, the aggregate return is then annualized according to the Commission's formula for total return quotes, outlined above. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. The Fund will, however, disclose the maximum front end sales charge or CDSC applicable to each class and will also disclose that the performance data does not reflect sales charges and that the inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under Commission rules and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund may also advertise the performance rankings assigned certain Portfolios (or classes thereof) or their investment subadvisers by various publications and statistical services, including but not limited to SEI, Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be presented from time to time by such analysis as Dow Jones, Morningstar, Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technology, the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, IBC/Donaghue's Average/U.S. Government and Agency, or as they appear in various publications including but not limited to The Wall Street Journal, Forbes, Barrons, Fortune, Money Magazine, The New York Times, Financial World and Financial Services Week.

Calculated in the manner set forth immediately above, the average annual total returns for each class of each Portfolio for the one and five year periods ended October 31, 1996 and since inception to October 31, 1996 are as follows:

                                Class A shares

Through
  10/31/96                                   One Year    Five Years        Since Inception   Inception Date
  Small/Mid Cap                              NA           NA                  %                (03-04-96)*
  International Small Cap                    NA           NA                  %                (03-04-96)*
  Growth Equity                              NA           NA                  %                (03-04-96)*
  Global Equity                              %             %                  %                (11-07-90)
  Equity-Income                              %             %                  %                (08-28-89)
  Growth & Income                            %             %                  %                (05-01-91)
  International Growth and Income             %             NA                 %               (01-09-95)
  Strategic Income                           %             %                  %                (11-01-93)
  Balanced                                   %             %                  %                (08-28-89)
  Investment Quality Bond                    %             %                  %                (05-01-91)
  U.S. Government Securities                 %             %                  %                (08-28-89)
  National Municipal Bond                    %             NA                 %                (07-06-93)

        *Aggregate total return from March 4, 1996 (commencement of operations) to October 31, 1996.

                                 Class B shares


Through

  10/31/96                                   One Year    Five Years        Since Inception   Inception Date
  Small/Mid Cap                              NA           NA               %                   (03-04-96)*
  International Small Cap                    NA           NA               %                   (03-04-96)*
  Growth Equity                              NA           NA               %                   (03-04-96)*
  Global Equity                              %             %               %                   (11-07-90)
  Equity-Income                              %             %               %                   (08-28-89)
  Growth & Income                            %             %               %                   (05-01-91)
  International Growth and Income            %            NA               %                   (01-09-95)
  Strategic Income                           %            NA               %                   (11-01-93)
  Balanced                                   %             %               %                   (08-28-89)
  Investment Quality Bond                    %             %               %                   (05-01-91)
  U.S. Government Securities                 %             %               %                   (08-28-89)
  National Municipal Bond                    %            NA               %                   (07-06-93)

  *Aggregate total return from March 4, 1996 (commencement of operations) to October 31, 1996

                                Class C shares

Through

  10/31/96                                   One Year    Five Years        Since Inception   Inception Date
  Small/Mid Cap                              NA           NA               %                   (03-04-96)*
  International Small Cap                    NA           NA               %                   (03-04-96)*
  Growth Equity                              NA           NA               %                   (03-04-96)*
  Global Equity                              %            %                %                   (11-07-90)
  Equity-Income                              %            %                %                   (08-28-89)
  Growth & Income                            %            %                %                   (05-01-91)
  International Growth and Income            %            N/A              %                   (01-09-95)
  Strategic Income                           %            N/A              %                   (11-01-93)
  Balanced                                   %            %                %                   (08-28-89)
  Investment Quality Bond                    %            %                %                   (05-01-91)
  U.S. Government Securities                 %            %                %                   (08-28-89)
  National Municipal Bond                    %            NA               %                   (07-06-93)


*Aggregate total return from March 4, 1996 (commencement of operations) to October 31, 1996.

        As described in the Prospectus under the caption "FEE TABLE AND EXAMPLE," the Portfolios have been and still are subject to certain fee reimbursements. Absent such reimbursement, the returns shown above would be lower.

        The Fund may also from time to time include in advertising and sales literature the following: 1) information regarding its portfolio subadvisers, such as information regarding a subadviser's specific investment expertise, client base, assets under management or other relevant information; 2) quotations about the Fund, its portfolios or its investment subadvisers that appear in various publications and media; and 3) general discussions of economic theories, including but not limited to discussions of how demographics and political trends may effect future financial markets, as well as market or other relevant information. The Fund will include performance data for each class of shares of a Portfolio in any advertisement or information including performance data of such Portfolio.

                                      TAXES

        The following information supplements the disclosure contained in the Prospectus under the heading "Taxes." No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussion set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local and foreign taxes.

        Each Portfolio intends to qualify as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to continue to so qualify. Qualification as a RIC requires, among other things, that each Portfolio: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities; (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months: (i) stock or securities, (ii) options, futures, or forward contracts, or (iii) foreign currencies (or foreign currency options, futures or forward contracts) that are not directly related to its principal business of investing in stock or securities (or options and futures with respect to stocks or securities) (the "30% limitation"); and (c) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of a Portfolio's assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities with such other securities limited, in respect of any issuer, to an amount not greater than 5% of the value of a Portfolio's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer.

        As a RIC, a Portfolio will not be subject to federal income tax on its net investment income (i.e., its investment company taxable income, as that term
                       ----
is defined in the Code, determined without regard to the deduction for dividends paid) and "net capital gains" (the excess of a Portfolio's net long-term capital gains over net short-term capital losses), if any, that it distributes in each taxable year to its shareholders, provided that it distributes (i) 90% of its net investment income for such taxable year and (ii) in the case of the National Municipal Bond Fund at least 90% of its net tax-exempt income for such taxable year. Each Portfolio expects to designate amounts retained as undistributed net capital gains in a notice to its shareholders who (i) will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (ii) will be entitled to credit their proportionate shares of the 35% tax paid by a Portfolio on the undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed net capital gains included in the shareholder's income.

        A Portfolio will be subject to a nondeductible 4% excise tax on the amount by which the aggregate income it distributes in any calendar year is less than the sum of: (a) 98% of a Portfolio's ordinary income for such calendar year; (b) 98% of its capital gain net income (the excess of capital gains over capital losses, both long- and short-term) for the one-year period ending on October 31 of each year; and (c) 100% of the undistributed ordinary income and gains from prior years. For this purpose, any income or gains retained by a Portfolio subject to corporate income tax will be considered to have been distributed by year-end. Each Portfolio expects to distribute substantially all of its net income and gain, and, assuming that it does so, it will not be subject to this excise tax.

        Pay-in-kind Bonds, Zero Coupon Bonds and Discount Obligations. Certain Portfolios may make investments that produce income that is not matched by a corresponding cash distribution to the Portfolio, such as investments in pay-in-kind bonds or in discount obligations such as zero coupon securities, certain sovereign debt securities and stripped mortgage securities having original issue discount or market discount (if a Portfolio elects to accrue the market discount on a current basis with respect to such instruments). Such income would be treated as income earned by the Portfolio and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Portfolio, the Portfolio may be required to borrow money or dispose of other securities to be able to make distributions to its investors. For example, pursuant to a provision of the Code governing the treatment of securities such as the stripped mortgage securities described in this Statement of Additional Information, a principal-only ("PO") class will be treated as having been issued with original issue discount and, consequently, will result in income to the Portfolio without a corresponding distribution of cash to the Portfolio. A portion of the amount received on a PO class will constitute a return of the Portfolio's investment and as such will not be income.

        Futures and Forward Transactions. Under Section 1256 of the Code, gain or loss on certain futures contracts and forward contracts ("Section 1256 contracts") will be treated as 60% long-term and 40% short-term capital gain or loss (hereinafter "blended gain or loss"). In addition, Section 1256 contracts held by a Portfolio at the end of each taxable year will be required to be treated as sold at market value on the last day of such taxable year for U.S. federal income tax purposes and the resulting gain or loss will be treated as blended gain or loss.

        Offsetting positions held by a Portfolio involving certain futures transactions may be considered to constitute, for federal income tax purposes, "straddles" which are subject to special rules under the Code. Under these rules, depending on different elections which may be made by a Portfolio, the amount, timing and character of gain and loss realized by a Portfolio and its shareholders may be affected.

        The requirements for qualification as a regulated investment company under the Code may limit a Portfolio's ability to engage in certain transactions in futures contracts and forward contracts.

        Special Rules for Certain Foreign Currency Transactions. Under section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., in a Portfolio's case, currencies other than the United States dollar). In general, foreign currency gains or losses from certain forward contracts not traded in the interbank market and from futures contracts that are not "regulated futures contracts" will be treated as ordinary income or loss under section 988 of the Code. In certain circumstances, a Portfolio may elect capital gain or loss treatment for such transactions. The rules under section 988 of the Code may also affect the timing of income recognized by a Portfolio.

        Investments in Passive Foreign Investment Companies. If a Portfolio purchases shares in a foreign investment company treated for U.S. federal income tax purposes as a "passive foreign investment company" (a "PFIC"), a Portfolio may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on a Portfolio in respect of deferred taxes arising from such distributions or gains. If a Portfolio were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, a Portfolio would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Portfolio, and such amounts would be subject to the distribution requirements described in the Prospectus. On March 31, 1992 the IRS proposed regulations providing a mark-to-market election for RICs that would have effects similar to the proposed legislation. These regulations would be effective for taxable years ending after promulgation of the regulations as final regulations.

        Foreign Withholding Taxes. Certain dividends and interest received by a Portfolio may be subject to foreign withholding taxes. If more than 50% in value of a Portfolio's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Portfolio may elect to treat any foreign income taxes paid by it as paid by its shareholders. If eligible, the Portfolio(s) intend to make this election. If a Portfolio makes this election, its shareholders will be required to include in income their respective pro rata portions of foreign income taxes paid by the Portfolio(s) and, if they itemize their deductions, will be entitled to deduct such respective pro rata portions in computing their taxable income or, alternatively, to claim foreign tax credits (subject to the limitations discussed below). Each year that a Portfolio makes this election, it will report to its shareholders the amount per share of foreign income taxes it has elected to have treated as paid by its shareholders.

        Generally, a credit for foreign income taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, the source of a Portfolio's income flows through to its shareholders. A Portfolio's gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, such as the portion of dividends received from a Portfolio that qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Portfolio.

State and Local Income Taxes. Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities. Thus, for residents of these states, distributions derived from a Portfolio's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the RIC holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Portfolio's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to a Portfolio's income from repurchase agreements generally are subject to state and local income taxes, although states and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Portfolio invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of such Portfolio will be notified as to the extent to which distributions from the Portfolio are attributable to interest on such securities.

National Municipal Bond Fund

        The National Municipal Bond Fund intends to qualify to pay "exempt-interest dividends," as that term is defined in the Code, by holding at the end of each quarter of its taxable year at least 50% of the value of its total assets in the form of municipal obligations described in section 103(a) of the Code. Because the National Municipal Bond Fund will primarily invest in municipal obligations, dividends from the Portfolio will generally be exempt from regular federal income tax in the hands of shareholders subject to the possible application of the alternative minimum tax. Further, gain from a sale of redemption of shares of the National Municipal Bond Fund will be taxable to shareholders as capital gain even though the increase in value of such shares is attributable to tax-exempt income. Thus, it will normally be advantageous for the National Municipal Bond Fund to declare exempt-interest dividends frequently.

        Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals based on certain items of tax preference. Interest on certain municipal obligations, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Portfolio receives income from municipal obligations treated as a tax preference item for purposes of the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability will be determined under the alternative minimum tax. The Portfolio will annually supply shareholders with a report indicating the percentage of portfolio income attributable to municipal obligations subject to the alternative minimum tax. Additionally, taxpayers must disclose to the Internal Revenue Service on their tax returns the entire amount of tax-exempt interest (including exempt-interest dividends on shares of the Portfolio) received or accrued during the year.

        In addition, for corporations, the alternative minimum taxable income is increased by a percentage of the amount by which an alternative measure of income ("adjusted current earnings", referred to as "ACE") exceeds the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal obligations, and therefore all exempt-interest dividends paid by the Portfolio, is included in calculating ACE. Taxpayers that may be subject to the alternative minimum tax should consult their tax advisers before investing in the Portfolio.

        Under the Omnibus Budget Reconciliation Act of 1993, all or a portion of the National Municipal Bond Fund's gain from the sale or redemption of tax-exempt obligations acquired after April 30, 1993 attributable to market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders.



        Shares of the Portfolio would not be a suitable investment for tax-exempt institutions and may not be a suitable investment for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts, because such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the receipt of exempt-interest dividends from the Portfolio. Moreover, subsequent distributions of such dividends to the beneficiaries will be taxable.

        In addition, the Portfolio may not be an appropriate investment for entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. A "substantial user" is defined under United States Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and, unless such facility, or part thereof, is constructed, reconstructed or acquired specifically for the non-exempt person, whose gross revenue derived with respect to the facilities financed by the issuance of bonds is more than 5% of the total revenue derived by all users of such facilities. "Related persons" include certain related natural persons, affiliated corporations, partnerships and their partners and S Corporations and their shareholders. The foregoing is not a complete statement of all of the provisions of the Code covering the definitions of "substantial user" and "related person". For additional information, investors should consult their tax advisers before investing in the Portfolio.

        All or a portion of the exempt-interest dividends received by certain foreign corporations may be subject to the federal branch profits tax. Likewise, all or a portion of the exempt-interest dividends may be taxable to certain Subchapter S Corporations that have Subchapter C earnings and profits and substantial passive investment income. In addition, the exempt-interest dividends may reduce the deduction for loss reserves for certain insurance companies. Such corporations and insurance companies should consult their tax advisers before investing in the Portfolio. The Code may also require shareholders that receive exempt-interest dividends to treat as taxable income a portion of certain otherwise nontaxable social security and railroad retirement benefit payments.

                              SHAREHOLDER SERVICES

        Systematic Withdrawal Plan. You may establish a plan for redemptions to be made automatically at monthly, quarterly, semiannual or annual intervals with payments sent directly to you or to persons designated by you as recipients of the withdrawals (the "Withdrawal Plan"). Requests for this service not made on the initial application require signature guarantees unless the payments are to be made to you and mailed to the address of record on your account. You are required to have a minimum account value of $10,000 per Portfolio in order to establish this plan. The Withdrawal Plan provides for monthly or other periodic checks in any amount not less than $50. Maintenance of a Withdrawal Plan concurrently with purchases of additional shares may be disadvantageous to you because of the front end sales charge on certain purchases and the CDSC on certain redemptions.

        The Fund acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The Withdrawal Plan may be terminated at any time, and, while no fee is currently charged (although a CDSC may be applicable to certain redemptions that exceed 12% annually of the value of the account), the Fund reserves the right to initiate a fee of up to $5 per withdrawal upon 30 days' written notice to the shareholder.

        Withdrawal payments should not be considered as dividends, yield, or income. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

        Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. Withdrawals which are made concurrently with purchases of additional shares are generally inadvisable because of the front end sales charges and CDSCs which may be applicable to the purchase of additional shares or to redemptions.

        Automatic Investment Plan. A shareholder who wishes to make additional investments in the Fund on a regular basis may do so by authorizing the Fund on the Shareholder Application to deduct a fixed amount (not less than $50) each month from the shareholder's checking account at his or her bank. This amount will automatically be invested on the same day that the pre-authorized check is issued. The shareholder will receive a confirmation from the Fund, and the checking account statement will show the amount charged.

        Tax Deferred Retirement Plans. Retirement plans are either available or expected to be available for use by Individual Retirement Accounts ("IRAs"), plans under Section 403(b)(7) of the Code, and other retirement plans. Adoption of such plans should be on advice of legal counsel or a tax adviser. With the exception of the National Municipal Bond Fund, the Portfolio may be available for purchase through retirement plans or other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,099.86 after ten years, assuming tax was deducted at a 31% rate from the deferred earnings at the end of the ten year period.

        For further information regarding plan administration, custodial fees and other details, investors should contact their broker or Wood Logan or call the shareholder inquiry number for the Fund.

                                     GENERAL

Adviser's Rationale for Multi-Manager Fund

        Every investment adviser has different strengths and weaknesses. Finding the right investment adviser is an important part of choosing the right family of mutual funds. That is why the Fund has selected thirteen companies that are, in the opinion of the Adviser, among the world's most distinguished asset management firms. Each of these firms has been recognized as among the finest in the world for their particular investment style or area of investment expertise. The Adviser believes that together the Portfolios offer investors a unique opportunity to benefit from some of the industry's finest investment professionals.

        It is well recognized that one of the basic principles of managing money is diversification. The Fund is designed, in the opinion of the Adviser, to make it easy for investors to create a sound and diversified investment program that can help them meet their current and future investment needs. The Fund is specifically designed to enable investors to allocate their assets effectively across a spectrum of investment Portfolios representing particular investment styles or asset classes. As conditions change, investors in the Fund can easily adjust the allocation of their assets among the Fund's investment Portfolios.

Global Equity Fund. The investment objective of the Global Equity Fund (prior to October 1, 1996, the "Global Growth Fund") is long-term capital appreciation. Morgan Stanley manages the Global Equity Fund and seeks to attain this objective by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, American and Global Depository Receipts and other equity securities of issuers throughout the world, including issuers in the U.S. and emerging market countries.

        Under normal circumstances, at least 65% of the value of the total assets of the Global Equity Fund will be invested in equity securities and at least 20% of the value of the portfolio's total assets will be invested in the common stocks of U.S. issuers. The Subadviser's approach is oriented to individual stock selection and is value driven. In selecting stocks for the portfolio, the Subadviser initially identifies those stocks that it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues, and then evaluates the future value of such stocks by running the results of an in-depth study of the issuer through a dividend discount model. In selecting investments, the Subadviser utilizes the research of a number of sources, including Morgan Stanley Capital International, an affiliate of the Subadviser located in Geneva, Switzerland. Portfolio holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Subadviser's value criteria, equity securities which no longer conform to such investment criteria will be sold.

        Foreign securities in which the Global Equity Fund may invest include emerging market securities. The Subadviser's approach to emerging markets investing is based on the Subadviser's evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities. Emerging markets describes any country which is generally considered to be an emerging, or developing country by the international financial community such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. There are currently over 130 countries which are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets.

Growth Equity Fund. The investment objective of the Growth Equity Fund is to seek long-term growth of capital. Founders manages the Growth Equity Fund and will pursue this objective by investing at least 65% of its assets in common stocks of well-established, high-quality growth companies. These companies tend to have strong performance records, solid market positions and reasonable financial strength, and have continuous operating records of three years or more. The Portfolio may also invest up to 30% of its assets in foreign securities, with no more than 25% invested in any one foreign country.

        The Growth Equity Fund may invest in convertible securities, preferred stocks, bonds, debentures and other corporate obligations when Founders believes that these investments offer opportunities for capital appreciation. Current income will not be a substantial factor in the selection of these securities. The Portfolio will only invest in bonds, debentures and corporate obligations--other than convertible securities and preferred stock--rated investment-grade (BBB or higher by Moody's and Baa or higher by S&P) or, if unrated, of comparable quality in the opinion of Founders at the time of purchase. Convertible securities and preferred stocks purchased by the Portfolio may be rated in medium and lower categories by Moody's or S&P (Ba or lower by Moody's and BB or lower by S&P) but will not be rated lower than B. The Portfolio may also invest in unrated convertible securities and preferred stocks in instances in which Founders believes that the financial condition of the issuer or the protection afforded by the terms of the securities limits risk to a level similar to that of securities rated in categories no lower than B. The Portfolio is not required to dispose of debt securities whose ratings are down-graded below these ratings subsequent to the Portfolio's purchase of the securities.



International Growth and Income Fund. The International Growth and Income Fund seeks long-term growth of capital and income. The Portfolio is designed for investors with a long-term investment horizon who want to diversify their investments by adding international securities and take advantage of investment opportunities outside the United States.

        J.P. Morgan seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of foreign issuers, consisting of common stocks and other securities with equity characteristics such as preferred stock, warrants, rights and convertible securities. The Portfolio will focus primarily on the common stock of established companies based in developed countries outside the United States. Such investments will be made in at least three foreign countries. The Portfolio may also invest in securities of issuers located in emerging markets countries. The Portfolio invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in certain restricted or unlisted securities. Under normal circumstances, the International Growth and Income Fund expects to invest primarily in equity securities. However, the Portfolio may invest up to 35% of its assets in corporate or sovereign issuers rated A or higher by Moody's or S&P, or if unrated, of equivalent credit quality as determined by the Subadviser.

        In pursuing the International Growth and Income Fund's objective, J.P. Morgan will actively manage the assets of the Portfolio through country allocation and stock valuation and selection. Based on fundamental research, quantitative valuation techniques and experienced judgment, J.P. Morgan uses a structured decision-making process to allocate the Portfolio primarily across the developed countries of the world outside the United States. This universe is typically represented by the Morgan Stanley Europe, Australia and Far East Index (the "EAFE Index").

Growth and Income Fund. The Growth and Income Fund seeks long-term growth of capital and income consistent with prudent investment risk by investing primarily in a diversified portfolio of dividend-paying common stocks of U.S. issuers believed to be of high quality. In selecting investments for this Fund, Wellington Management emphasizes medium to large capitalization companies having: leadership position within their industries; solid balance sheets and low leverage; relatively high return on equity; steady or increasing dividends; and strong management. The Growth and Income Fund is structured to provide, in the opinion of the Adviser, an excellent opportunity for investors to participate in the growth of the U.S. stock market through a conservatively managed, well-diversified portfolio of stocks. By investing primarily in medium to large capitalization issuers with above-average dividend yields, the Fund seeks to reduce the volatility generally experienced by stocks through the income cushion provided by dividend income. In addition to providing potential downside protection, over the past 30 years reinvested dividends have accounted for approximately 70% of the total appreciation of the S&P 500. An important feature of the Fund is its exposure to convertible securities. The Fund dedicates a portion of its assets to convertible securities, which, in general, provide higher yields than common stocks while participating in the stock's capital appreciation potential.

Strategic Income Fund. The Strategic Income Fund seeks a high level of total return consistent with preservation of capital by giving SBAM broad discretion to deploy the Fund's assets among various segments of the fixed income market. SBAM may deploy the Fund's assets based on their analysis of current economic and market conditions and the relative risks and opportunities present in a wide range of market segments, including: U.S. Government securities; mortgage-backed securities; high yield corporate bonds; high yield international bonds; and investment quality corporate and foreign bonds.

        SBAM expects that the Fund's investments will emphasize U.S. Government securities, high yield corporate bonds and high yield international bonds. SBAM believes that there is a low correlation among these distinct bond markets and, historically, they have rarely reacted to interest rate changes and economic conditions at the same time or in the same manner. Diversifying the portfolio among securities in markets with low correlation is designed to reduce the risk of owning securities in just one bond market. While there is no guarantee that this market diversification will produce the results intended, SBAM believes that it can help to alleviate the risk of investing in less than investment grade securities.

Investment Quality Bond Fund. The Investment Quality Bond Fund seeks a high level of current income consistent with the maintenance of principal and liquidity by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. government bonds with intermediate to longer-term maturities. In the present low interest rate environment, high quality U.S. Government securities and investment grade corporate bonds can offer an opportunity for investors to achieve rates of return higher than those available from short-term investments such as certificates of deposit, savings accounts, and money market funds. Historically, investors have achieved consistently higher levels of income from investment grade corporate bonds than U.S. Treasury securities. Nevertheless, investment grade bonds are subject to greater credit risk than U.S. Treasury securities. In addition, certificates of deposit and savings accounts are insured and offer a fixed rate of return and money market funds seek to provide a stable net asset value. The investment returns and principal value of the Investment Quality Bond Fund will fluctuate with changes in market conditions.

        This Fund will be invested primarily in investment grade corporate bonds, mortgage-related bonds and U.S. government bonds with intermediate to long-term maturities. This Fund may also invest up to 20% of its assets in non-investment grade fixed income securities. Wellington Management, in managing the Fund's investments, emphasizes a sector rotation strategy which seeks to identify relative value among these three major sectors of the fixed income marketplace.

U.S. Government Securities Fund. The U.S. Government Securities Fund seeks a high level of current income consistent with preservation of capital and maintenance of liquidity by investing in securities issued or guaranteed as to the timely payment of interest or principal by the U.S. government, its agencies or instrumentalities. The U.S. Government Securities Fund, managed by SBAM, is designed to provide investors with high current income and a high degree of credit safety in one fund. To date, the U.S. Government has never defaulted on or delayed payments of principal or interest on its obligations. In addition, under normal market conditions, the medium and long-term U.S. Government securities in which the Fund invests have historically provided higher yields than short-term securities. Moreover, U.S. Government securities are considered to be highly liquid.

National Municipal Bond Fund. The National Municipal Bond Fund seeks to achieve a high level of current income exempt from regular federal income taxes, consistent with the preservation of capital, by investing primarily in a portfolio of municipal obligations. A fund that invests in municipal bonds can provide income free from federal income tax liability, even as taxes rise. In addition, earnings may grow more quickly when they are permitted to compound without federal income taxation.

        An investor may want to determine which investment, tax-exempt or taxable, will provide a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by the sum of (1 minus the investor's marginal tax rate). The tables below are provided for making this calculation for selected tax-exempt yield and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that the Fund may generate. The tables are based upon the 1996 federal tax rates (in effect as of January 1, 1997.

                            Taxable Equivalent Yields

==============================================================================================
Single                Joint             Marginal          A Tax-Exempt Yield of:
                                        Federal
                                        Income Tax     3%    4%    5%    6%    7%   8%
Taxable Income**                        Rate

                                                     Is Equivalent to a Taxable Yield of:
----------------------------------------------------------------------------------------------
under $24,000         under $40,100     15%            3.53,  4.71,  5.88,  7.06,  8.24, 9.41
----------------------------------------------------------------------------------------------
$24,000-$58,150       $40,100-$96,900   28%            4.17,  5.56,  6.94,  8.33,  9.72, 11.11
----------------------------------------------------------------------------------------------
$58,150-$121,300      $96,900-$147,700  31%            4.35,  5.80,  7.25,  8.70, 10.14, 11.59
----------------------------------------------------------------------------------------------
$121,300-$263,750     $147,700-$263,750 36%            4.69,  6.25,  7.81,  9.38, 10.94, 12.50
----------------------------------------------------------------------------------------------
over $263,750         over $263,750     39.6%          4.97,  6.62,  8.28,  9.93, 11.59, 13.25
==============================================================================================

* Certain taxpayers may, to the extent such taxpayers itemize deductions or claim personal exemptions, be subject to a higher marginal rate. In addition, the tax rate on net capital gains of individuals may not exceed 28%.

**Taxable Income amounts apply for taxable years beginning in 1996. The amounts are indexed annually for inflation.

Fund Shares

        The Fund's Declaration of Trust permits its Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund.

        At a meeting of the Board of Trustees held on December 16, 1993, the Trustees, including each Trustee who is not an "interested person," as such term is defined under the Investment Company Act of 1940, as amended, unanimously approved amendments to the Declaration of Trust to permit implementation of the Multiple Pricing System. Shareholders of the Fund approved these amendments at a special meeting held February 18, 1994. The Multiple Pricing System was implemented on April 1, 1994. All shares of the Fund have equal voting rights and will be voted in the aggregate, and not by series (Portfolio) or class, except where voting by series or class is required by law or where the matter involved affects only one series or class (for example, matters pertaining to the plan of distribution relating to Class A shares will only be voted on by Class A shares). Matters required by the 1940 Act to be voted upon by each affected series include changes to (i) the Advisory Agreement, (ii) a Subadvisory Agreement and (iii) the fundamental investment objectives and policies.

        Shares of each class of a Portfolio represent interests in that Portfolio in proportion to each share's net asset value. Certain operating expenses which are specifically allocable to a class of a Portfolio may be so allocated by the Trustees. Upon the Fund's liquidation, all shareholders of a class would share pro rata in the net assets of that class available for distribution to shareholders of the Portfolio, but, as shareholders of such class of such Portfolio, would not be entitled to share in the distribution of assets belonging to any other class or Portfolio. As of the date of this Statement of Additional Information, the Trustees have designated thirty-two Portfolios of the Fund and three classes of Shares in each Portfolio: Class A, Class B and Class C shares.

        Certificates representing shares are issued only upon written request to the Fund.

Redemption in Kind

        Although it is each of the Portfolios' present policy to make payment of redemption proceeds in cash, if the Trustees determine it appropriate, redemption proceeds may be paid in whole or in part by a distribution in kind of marketable securities held by that Portfolio subject to the limitation that each Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one account. If a redemption in kind is made, a shareholder might be required to bear transaction costs, including brokerage commissions, to dispose of such securities. The Fund will endeavor to only distribute securities for which there is an active trading market.

Repurchase of Shares

        The Distributor is authorized to repurchase Portfolio shares through certain securities dealers who have entered into dealer agreements with the Distributor. The offer to repurchase may be suspended by the Distributor at any time. Dealers may charge for their services in connection with a repurchase, but neither the Fund nor the Distributor makes any such charge. Repurchase arrangements differ from redemptions in that the dealer buys the shares as principal from his customer in lieu of tendering shares to the Fund for redemption as agent for the customer. The proceeds to the shareholder will be the net asset value of the shares repurchased as next determined after receipt of the repurchase order by the dealer. By a repurchase, the customer should be able to receive the sale proceeds from the dealer more quickly. Shareholders should contact their dealers for further information as to how to effect a repurchase and the dealer's charges applicable thereto.

Payment for the Shares Presented

        Payment for shares presented for redemption will be based on the net asset value of the applicable class of the applicable Portfolio next computed after a request is received in proper form at the Transfer Agent's office. As described in the Prospectus under the caption "PURCHASE OF SHARES -- Class B Shares", certain redemptions of Class A, B and C shares may be subject to a CDSC, which will be deducted from the redemption proceeds. Payment proceeds will be mailed within seven days following receipt of all required documents. However, payment may be postponed or the right of redemption suspended (i) for any period during which the New York Stock Exchange is closed for other than customary weekend and holiday closing or during which trading on the New York Stock Exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iii) for such other periods as the Commission may by order permit for the protection of shareholders, provided that applicable rules and regulations of the Commission shall govern as to whether the conditions described in (i) and (ii) exist. Payment of proceeds may also be delayed if the shares to be redeemed or repurchased were purchased by check and that check has not cleared (which may be up to 15 days or more).

Transfer Agent

        State Street Bank and Trust Company acts as the Fund's transfer agent, provides shareholder services and acts as dividend disbursing and redemption agent. Its mailing address is P.O. Box 8505, Boston, Massachusetts 02266-8505. State Street Bank and Trust Company also serves as the custodian for all Portfolios of the Fund.

Independent Accountants

        The Fund's independent accountants, Coopers & Lybrand L.L.P., One Post Office Square, Boston Massachusetts 02109, examine the Fund's annual financial statements, assist in the preparation of certain reports to the Commission and prepare the Fund's tax returns.

Item 24: Financial Statements and Exhibits
         ---------------------------------

(a)      Financial Statements:

         (1)   Audited Financial Statements (to be filed by amendment)
:
               Report of Independent Public Accountants, December __, 1996 -- Part B

               Statements of Assets and Liabilities at October 31, 1996 --
               Part B

               Statements of Operations for the year ended October 31, 1996 -- Part B

               Statements of Changes in Net Assets for the periods ended October 31, 1996 and October 31, 1995 -- Part B

               Financial Highlights -- Parts A and B

               Portfolio of Investments owned -- Part B

               Notes to Financial Statements, October 31, 1996  -- Part B

(b)      Exhibits

         (1)(a)     Agreement and Declaration of Trust dated September 28,
                    1988 -- previously filed as Exhibit (b)(1) to North American Security Trust's initial registration statement on Form N-1A (File No. 33-27958) dated April 5, 1989.

         (1)(b) Amended and Restated Agreement and Declaration of Trust dated June 1, 1993 -- previously filed as Exhibit (b)(1)(b) to North American Fund's Post-Effective Amendment No. 13 on Form N-1A (File No. 33-27958) dated June 1, 1993.

         (1)(c) Amended and Restated Agreement and Declaration of Trust dated February 18, 1994 -- previously filed as Exhibit
                    (b)(1)(c) to North American Funds' Post-Effective Amendment No. 17 on Form N-1A (File No. 33-27958) dated April 1, 1994.

         (1)(d) Declaration of Trust Amendment -- Establishment and Designation of Additional Series of Shares for the International Growth and Income Fund, dated December 28, 1994 -- previously filed as Exhibit (b)(1)(d) to North American Fund's Post Effective Amendment No. 19 on Form N-1A (File No. 33-27958) filed December 29, 1994.

         (1)(e) Declaration of Trust Amendment - Establishment and Designation of Classes A, B and C, dated March 17, 1994 -- previously filed as Exhibit (b)(1)(e) to North American Fund's Post-Effective Amendment No. 19 on Form N-1A (File No. 33- 27958) filed December 29, 1994.

         (1)(f) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Small/Mid Cap Fund, dated February 28, 1996 -- Filed herewith.

         (1)(g) Establishment and Designation of Additional Series of Shares of

                    Beneficial Interest - International Small Cap Fund dated February 28, 1996 -- Filed herewith.

        (1)(h) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Growth Equity Fund dated February 28, 1996 -- Filed herewith.

        (2) By-laws of North American Security Trust -- previously filed as Exhibit (b)(2) to North American Security Trust's initial registration statement on Form N-1A (File No. 33-27958) dated April 5, 1989.

        (3)         Not applicable.

        (4)(a) Specimen Share Certificate for Global Growth Trust -- previously filed as Exhibit No. (b)(4)(a) to North American Security Trust's Post-Effective Amendment No. 3 on
                    Form N-1A (File No. 33-27958) dated February 1, 1991.

        (b) Specimen Share Certificate for Growth Trust -- previously filed as Exhibit (b)(4)(a) to North American Security Trust's Post-Effective Amendment No. 1 on Form N-1A
                    (File No. 33-27958) dated December 29, 1989.

        (c) Specimen Share Certificate for Growth and Income Trust -- previously filed as Exhibit (b)(4)(c) to North American Security Trust's Post-Effective Amendment No. 4 on Form N-1A (File No. 33-27958) dated February 22, 1991.

        (d) Specimen Share Certificate for Investment Quality Bond Trust previously filed as Exhibit (b)(4)(d) to North American Security Trust's Post-Effective Amendment No. 6 on Form N-1A (File No. 33-27958) dated April 22, 1991.

        (e) Specimen Share Certificate for U.S. Government Securities Trust -- previously filed as Exhibit (b)(4)(b) to North American Security Trust's Post-Effective Amendment No. 1 on Form N-1A (File No. 33-27958) dated December 29, 1989.

        (f) Specimen Share Certificate for Money Market Trust -- previously filed as Exhibit (b)(4)(c) to North American Security Trust's Post-Effective Amendment No. 1 on Form N-1A (File No. 33-27958) dated December 29, 1989.

        (g) Specimen Share Certificate for Asset Allocation Trust -- previously filed as Exhibit (b)(4)(g) to North American Security Trust's Post-Effective Amendment No. 8 on Form N-1A (File No. 33-27958) dated May 12, 1992.

        (h) Forms of Specimen Share Certificates for Strategic Income Fund, National Municipal Bond Fund, California Municipal Bond Fund, Global Growth Fund, Growth Fund, Growth and Income Fund, U.S. Government Securities Fund, Money Market Fund and Asset Allocation Fund -- previously filed as Exhibit (b)(4)(h) to North American Funds' Post-Effective Amendment No. 13 on Form N-1A (File No. 33-27958) dated June 30, 1993.

        (I) Forms of Specimen Share Certificates: for Strategic Income Fund - A, Investment Quality Bond Fund - A, National Municipal Bond Fund - A, California Municipal Bond Fund - A, Global Growth Fund - A, Growth Fund A, Growth and Income Fund - A, U.S. Government Securities Fund - A, Money Market Fund - A, Asset Allocation Fund - A; for Strategic Income Fund - B, Investment Quality Bond Fund - B, National Municipal Bond Fund - B, California Municipal Bond Fund - B, Global Growth Fund - B, Growth Fund - B, Growth and Income Fund - B, U.S. Government Securities Fund - B, Money Market Fund - B, Asset Allocation Fund - B; for Strategic Income Fund - C, Investment Quality Bond Fund - C, National Municipal Bond Fund - C, California Municipal Bond Fund - C, Global Growth Fund - C, Growth Fund - C, Growth and Income Fund - C, U.S. Government Securities Fund - C, Money Market Fund - C, and Asset Allocation Fund - C -- previously filed as Exhibit (b)(4)(i) to North American Funds' Post-Effective Amendment No.17 on Form N-1A (File No. 33-27958) dated April 1, 1994.

        (j) Forms of Specimen Share Certificates for International Growth and Income Fund: A, B, C and D -- previously filed as Exhibit (b)(4)(j) to North American Funds' Post-Effective Amendment No. 18 on Form N-1A (File No. 33-27958) dated October 20, 1994.

        (k) Forms of Specimen Share Certificates, for the Small/Mid Cap, the International Small Cap and the Growth Equity Fund - A,B and C. -- previously filed as Exhibit (b)(4)(k) to North American Funds Post effective Amendment No. 21 on Form N1-A (File No. 33-27958) dated December 15, 1995.

        (l) Forms of Specimen Share Certificates, for the Value Fund, High Yield Fund, Blue Chip Growth Fund, International Stock Fund, Science & Technology Fund, Worldwide Growth Fund, Pacific Rim Emerging Markets Fund, Real Estate Securities Fund, Capital Growth Bond Fund, Equity Index Fund, Common Stock Fund, Emerging Growth Fund and Pilgrim Baxter Growth Fund, Class A, B and C -- Filed herewith.

        5(a)(i) Form of Amended and Restated Advisory Agreement between North American Funds and NASL Financial Services, Inc. -- previously filed as Exhibit (b)(5)(a)(ix) to North American Funds Post effective Amendment No. 21 on Form N1-A (File No. 33-27958) dated December 15, 1995.

        (b)         Subadvisory Agreement Between NASL Financial Services, Inc.
                    and Oechsle International Advisors, L.P. dated January 1, 1996 --previously filed as Exhibit (b)(5)(b) to North American Funds Post-Effective Amendment No. 22 on Form N-1A (File No. 33-27958) dated February 23, 1996.

        (c)         Subadvisory Agreement Between NASL Financial Services, Inc.
                    and Wellington Management Company dated January 1, 1996 -- previously filed as Exhibit (b)(5)(c) to North American Funds Post-Effective Amendment No. 22 on Form N-1A (File No. 33-27958) dated February 23, 1996.

        (d)         Subadvisory Agreement Between NASL Financial Services, Inc.
                    and Salomon Brothers Asset Management Inc dated January 1, 1996 -- previously filed as

                    Exhibit (b)(5)(d) to North American Funds Post-Effective Amendment No. 22 on Form N-1A (File No. 33-27958) dated February 23, 1996.

        (d)(i) Subadvisory Consulting Agreement Between Salomon Brothers Asset Management Inc and Salomon Brothers Asset Management Limited on behalf of Strategic Income Fund dated January 1, 1996 -- previously filed as Exhibit (b)(5)(d)(i) to North American Funds Post-Effective Amendment No. 22 on Form N-1A (File No. 33-27958) dated February 23, 1996.

        (e)         Subadvisory Agreement Between NASL Financial Services, Inc.
                    and Goldman Sachs Asset Management dated January 1, 1996 -- previously filed as Exhibit(b)(5)(e) to North American Funds Post-Effective Amendment No. 22 on Form N-1A (File No. 33-27958) dated February 23, 1996.

        (f)         Subadvisory Agreement between NASL Financial Services, Inc.
                    and J.P. Morgan Investment Management Inc. dated January 1, 1996 -- previously filed as Exhibit (b)(5)(f) to North American Funds Post-Effective Amendment No.22 on Form N-1A (File No. 33-27958) dated February 23, 1996.

        (g) Form of Subadvisory Agreement between NASL Financial Services, Inc. and Fred Alger Management, Inc., dated January 2, 1996 - previously filed as Exhibit (b)(5)(g) to North American Funds Post-Effective Amendment No. 22on Form N-1A (File No. 33-27958) dated February 23, 1996.

        (h) Form of Subadvisory Agreement between NASL Financial Services, Inc. and Founders Asset Management, Inc., dated January 2, 1996 - previously filed as Exhibit (b)(5)(h) to North American Funds Post-Effective Amendment No. 22on Form N-1A (File No. 33-27958) dated February 23, 1996.

        (6)(a)      Distribution Agreement Between North American Funds and
                    NASL Financial Services, Inc. -- previously filed as Exhibit
                    (b)(6)(a) to North American Funds Post-Effective Amendment No. 22 on Form N-1A (File No. 33-27958) dated February 23, 1996.

        (b)(i)      Amended and Restated Promotional Agent Agreement Among
                    NASL Financial Services, Inc., Wood Logan Associates, Inc., and North American Security Life Insurance Company dated June 15, 1990 -- previously filed as Exhibit (b)(6)(b)(i) to North American Security Trust's Post-Effective Amendment No. 2 on Form N-1A (File No. 33-27958) dated August 29, 1990.

        (b)(ii)     Form of Assignment from Wood Logan Associates, Inc. to
                    Wood Logan Distributors, Inc., dated July 27, 1990 -- previously filed as Exhibit (b)(6)(b)(ii) to North American Security Trust's Post-Effective Amendment No. 2 on Form N-1A (File No. 33-27958) dated August 29, 1990.

        (c)(i) Form of Dealer Agreement Among NASL Financial Services, Inc., Wood Logan Associates, Inc. and Selected Broker-Dealer -- previously filed as Exhibit (b)(6)(c) to North American Security Trust's initial registration statement on Form N-1A (File No. 33-27958) dated April 5, 1989.

        (c)(ii)     Form of Dealer Agreement -- previously filed as Exhibit
                    (b)(6)(c)(ii) to North American Fund's Post-Effective Amendment 19 on Form N-1A (File No. 33- 27958)filed December 29, 1994.

        (c)(iii) Form of Dealer Agreement Among NASL Financial Services, Inc., Wood Logan Associates, Inc. and Selected Broker-Dealer
                    - previously filed as Exhibit (b)(6)(c)(iii) to North American Fund's Post-Effective Amendment 20 on Form N-1A (File No. 33-27958) filed June 30, 1995.

        (7)         Not applicable.

        (8)(a) Custodian Agreement Between North American Security Trust and Boston Safe Deposit and Trust Company -- previously filed as Exhibit (b)(8)(a) to North American Security Trust's initial registration statement on Form N-1A (File No. 33-27958) dated November 1, 1991.

        (b) Custodian Agreement Between North American Security Trust and State Street Bank and Trust Company -- previously filed as Exhibit (b)(8)(a) to North American Security Trust's initial registration statement on Form N-1A (File No. 33-27958) dated April 5, 1989.

        (c) Transfer and Shareholder Services Contract Between North American Security Trust and State Street Bank and Trust Company -- previously filed as Exhibit (b)(8)(b) to North American Security Trust's initial registration statement on Form N-1A (File No. 33-27958) dated April 5, 1989.

        (d) Forms of Sub-Custodian Agreements Between State Street Bank and Trust Company and the Bank of New York, Chemical Bank and Bankers Trust -- previously filed as Exhibit (8)(d) to North American Funds' Post-Effective Amendment No. 17 on Form N-1A (File No. 33-27958) dated April 1, 1994.

        (9)         Not applicable.

        (10)(a) Opinion of Ruth Ann Fleming, Esq. -- previously filed as Exhibit (b)(10) to North American Security Trust's Post-Effective Amendment No. 2 on Form N-1A (File No. 33-27958) dated August 29, 1990.

        (b) Opinion of Christina M. Perrino, Esq. -- previously filed as Exhibit (b)(10)(b) to North American Security Trust's Post-Effective Amendment No. 6 on Form N-1A (File No. 33-27958) dated April 22, 1991.

        (c) Opinion of Christina M. Perrino, Esq. -- previously filed as Exhibit (b)(10)(c) to North American Security Trust's Post-Effective Amendment No. 7 on Form N-1A (File No. 33-27958) dated November 1, 1991.

        (d) Opinion of Christina M. Perrino, Esq. -- previously filed as Exhibit (b)(10)(d) to North American Security Trust's Post-Effective Amendment No. 9 on Form N-1A (File No. 33-27958) dated July 7, 1992.

        (e) Opinion of Jeffrey M. Ulness, Esq. -- previously filed as Exhibit (b)(10)(e) to North American Security Trust's Post-Effective Amendment No. 13 on Form N-1A (File No. 33-27958) dated June 29, 1993.

        (f) Opinion of Tracy A. Kane, Esq. -- previously filed as Exhibit (10)(f) to North American Funds' Post-Effective Amendment No. 17 on Form N-1A (File No. 33-27958) dated April 1, 1994.

        (g) Opinion of Counsel of Betsy Anne Seel, Esq. -- previously filed as Exhibit (b)(10)(g) to North American Fund's Post Effective Amendment No. 19 on Form N-1A (File No. 33-27958) filed December 29, 1994.

        (h) Opinion of Counsel of Betsy Anne Seel, Esq. -- previously filed as Exhibit (b)(10)(h) to North American Funds Post effective Amendment No. 21 on Form N1-A (File No. 33-27958) dated December 15, 1995.

        (11) Consent of Coopers & Lybrand L.L.P. -- (To be filed by amendment).

        (12)        Not applicable.

        (13) Letter Containing Investment Undertaking of North American Life Assurance Company -- previously filed as Exhibit
                    (b)(13) to North American Security Trust's Post-Effective Amendment No. 2 on Form N-1A (File No. 33-27958) dated August 29, 1990.

        (14) Model Plans Documents for Custodial IRAs -- previously filed as Exhibit (b)(14) to North American Security Trust's Post-Effective Amendment No. 1 on Form N-1A (File No. 33-27958) dated December 29, 1989.

        (15)(a) Distribution Plan of North American Security Trust as amended March 26, 1993 -- previously filed as Exhibit
                    (15)(a) to North American Funds' Post- Effective Amendment No. 13 on Form N-1A (File No. 33-27958) dated June 30, 1993.

        (b) Distribution Plan of North American Funds as amended June 18, 1993 -- previously filed as Exhibit (15)(b) to North American Funds' Post-Effective Amendment No. 13 on Form N-1A (File No. 33-27958) dated June 30, 1993.

        (c) Distribution Plan of North American Funds as amended September 30, 1993 -- previously filed as Exhibit (15)(d) to North American Funds' Post-Effective Amendment No. 14 on Form N-1A (File No. 33-27958) dated November 30, 1993.

        (d)         Class A Distribution Plan -- previously filed as Exhibit
                    (15)(d) to North American Funds' Post-Effective Amendment No. 16 on Form N-1A (File No.33-27958) dated January 31, 1994.

        (e)         Class B Distribution Plan -- previously filed as Exhibit
                    (15)(e) to North American Funds' Post-Effective Amendment No. 16 on Form N-1A (File No. 33-27958) dated January 31, 1994

        (f)         Class C Distribution Plan -- previously filed as Exhibit
                    (15)(f) to North American Funds' Post-Effective Amendment No. 16 on Form N-1A (File No. 33-27958) dated January 31, 1994.

        (g) Class A, B and C Distribution Plans as amended March 18, 1994 -- previously filed as Exhibit (15)(g) to North American Funds' Post-Effective Amendment No. 17 on Form N-1A (File No. 33-27958) dated April 1, 1994.

        (h) Form of Class D Distribution Plan -- previously filed as Exhibit (15)(h) to North American Funds' Post-Effective Amendment No. 18 on Form N-1A (File No. 33-27958) dated October 20, 1994.

        (i) Amendment to 12b-1 Distribution Plans for J.P. Morgan International Growth and Income Fund - Classes A, B, and C -- previously filed as Exhibit 15. to North American Funds' Post Effective Amendment No. 19 on Form N-1A on December 29, 1994.

        (j) Amendment to 12b-1 Plans for the Small/Mid Cap, International Small Cap and Growth Equity Fund Classes A, B and C -- previously filed as Exhibit (b)(15)(j) to North American Funds Post effective Amendment No. 21 on Form N1-A (File No. 33-27958) dated December 15, 1995.

        (16) (a)    Schedule of Computations of Total Return and Yield
                    Figures for the Growth and Income, Investment Quality Bond and Global Growth Trusts -- previously filed as Exhibit
                    (b)(16)(a) to North American Security Trust's Post-Effective Amendment No. 7 on Form N-1A (File No. 33-27958) dated November 1, 1991.

        (b) Schedule of Computations of Total Return and Yield Figures for the Growth, U.S. Government and Asset Allocation Trusts -- previously filed as Exhibit (b)(16) to North American Security Trust's Post-Effective Amendment No. 1 on Form N-1A (File No. 33-27958) filed December 29, 1989.

        (c) Schedule of Computations of Total Return and Yield Figures for Class A, Class B and Class C shares -- previously filed as Exhibit (16)(c) to North American Funds' Post-Effective Amendment No. 17 on Form N-1A (File No. 33-27958) dated April 1, 1994.

        (d) Schedule of Computations of Total Return and Yield Figures for Strategic Income Fund Class A, Class B and Class C shares -- previously filed as Exhibit (b)(16)(d) to North American Fund's Post-Effective Amendment No. 19 on Form N-1A (File No. 33-27958) filed December 29, 1994.

        (e) Schedule of Computations of Total Return Figures for the International Growth and Income Fund, Class A, Class B and Class C Shares -- previously filed as Exhibit (b)(16)(e) to North American Fund's Post-Effective Amendment No. 20 on Form N-1A (File No. 33-27958) filed June 30, 1995.

        (17) Financial Data Schedule for financials statements for the year ended October 31, 1996 - To be filed by amendment.

        (18         Rule 18f-3 plan, as amended -- To be filed by amendment.


        (19)(a) Power of Attorney - previously filed as Exhibit (b)(17) to North American Security Trust's Post-Effective Amendment No. 10 on Form N-1A (File No. 33-27958) filed December 30, 1992.

        (b) Power of Attorney - Frederick W. Gorbet -- previously filed as Exhibit (b)(16) to North American Funds' Post-Effective Amendment No. 16 on Form N-1A (File No. 33-27958) dated January 31, 1994.

        (c) Powers of Attorney -- previously filed as Exhibit (17)(c) to North American Funds' Post-Effective Amendment No. 18 on Form N-1A (File No. 33-27958) dated October 20, 1994.

        (d) Powers of Attorney - Joseph Scott and Richard C. Hirtle -- Filed herewith.

Item 25. Persons Controlled by or Under Common Control with Registrant

         No person is directly or indirectly controlled by the Registrant. With respect to the other portfolios of the Registrant, no person controls the Registrant by virtue of share ownership in the Registrant. While the Registrant disclaims any such control relationship, it may be deemed to be controlled by its investment adviser by virtue of the advisory relationship. In such case, the Registrant and its adviser, NASL Financial Services, Inc., a Massachusetts corporation, may be deemed to be under common control of the adviser's parent corporations. NASL Financial Services, Inc. is 100% owned by North American Security Life Insurance Company, a stock life insurance company organized under the laws of Delaware, which in turn is 100% owned by North American Life. A list of all companies under the control of North American Life is set forth on the following pages.


THE MANUFACTURERS LIFE INSURANCE COMPANY

(Subsidiaries Organization Chart

- including certain Significant Investments)

The Manufacturers Life Insurance Company (Canada)

1.  ManuLife Holdings (Hong Kong) Limited - H.K. (100%)

2.  ManuLife Financial Systems (Hong Kong) Limited - H.K. (100%)

3.  P.T. Asuransi Jiwa Dharmala Manulife - Indonesia (51%)

4.  WT (SW) Properties Ltd. - U.K. (100%)

5.  OUB Manulife Pte. Ltd. - Singapore (50%)

6.  Manulife (Malaysia) SDN. BHD. - Malaysia (100%)

7.  Manulife (Thailand) Ltd. - Thailand (100%)

8.  Young Poong Manulife Insurance Company - Korea (50%)

9.  Ennal, Inc. - Ohio (100%)

10. First North American Realty, Inc. - Minnesota (100%)

11. NAL Resources Limited - Alberta (100%)
    (a) Nottingham Gas Limited - Saskatchewan (31%)

12. Nottingham Gas Limited - Saskatchewan (31%)

13. 484551 Ontario Limited - Ontario (100%)
    (a) 911164 Ontario Limited - Ontario (100%)

14. Peel-de Maisonneuve Investments Ltd. - Canada (50%)
    (a) 2932121 Canada Inc. - Canada (100%)

15. Balmoral Developments Inc. - Canada (100%)

16. KY Holding Corporation - Canada (100%)

17. 165351 Canada Limited - Canada (100%)

18. 172846 Canada Limited - Canada (100%)

19. 576986 Ontario Inc. - Ontario (100%)

20. Cantay Holdings Inc. - Ontario (100%)

21. Manufacturers Life Capital Corporation Inc. - Canada (100%)

22. Elliott & Page Asset Management Ltd. - Canada (100%)

23. 495603 Ontario Limited - Ontario (100%)

24. 994744 Ontario Inc. - Ontario (100%)

25. The North American Group Inc. - Ontario (100%)

26.  Manulife Investment Management Corporation - Canada (100%)
     (a)  159139 Canada Inc. - Canada (50%)
          i.  Altamira Management Ltd. - Canada (60.96%)
              A.  ACI2 Limited - Cayman (100%)
                  a/  Regent Pacific Group Limited-Cayman (63.8%)
                      a.1 Manulife Regent Investment Corporation -
                           Barbados (100%) [50% by Regent Pacific Group Limited
                     and 50% by Manulife Data Services Inc.]
                  b.1 Manulife Regent Investment Asia Limited -
                             Hong Kong (100%)
              B. Altamira Financial Services Inc. - Ontario (100%) a/ AIS Securities (Partnership) - Ontario (100%) [5% by
                           Altamira Financial Services, Inc. and 95% by
                           Altamira Investment Services Inc.]
                  b/  Altamira Investment Services Inc. - Ontario (100%)
                      (a) AIS Securities (Partnership) - Ontario (100%)[95% by
                           by Altamira Investment Services Inc. and 5% by Altamira Financial Services Inc.]
                      (b) Altamira (Alberta) Ltd. - Alberta (100%)
                      (c) Capital Growth Financial Services Inc. -
                          Ontario (100%)

27. Manulife International Investment Management Limited - U.K. (100%)
    (a) Manulife International Fund Management Limited - U.K. (100%)

28. Manulife (International) Limited - Bermuda (100%)
    (a) The Manufacturers (Pacific Asia) Insurance Company Limited
         - Hong Kong (100%)
    (b) Newtime Consultants Limited - Hong Kong (100%)

29.  Manulife Data Services Inc.- Barbados (100%)
     (a) Manulife Regent Investment Corporation - Barbados - (100%) [50% by Manulife Data Services Inc. and 50% by Regent
                   Pacific Group Limited]
     (b)  Manulife Regent Investment Asia Limited - Hong Kong (100%)

30. FNA Financial Inc. - Canada (100%)
    (a) NAL Trustco Inc. - Ontario (100%)
    (b) First North America Insurance Company - Canada (100%)
    (c) Elliott & Page Limited - Ontario (100%)
    (d) Seamark Asset Management Ltd. - Canada (69.175%)
    (e) NAL Resources Management Limited - Canada (100%)
        (i) NAL Energy Inc. - Alberta (100%)

31.  ManuCab Ltd. - Canada (100%)
     (a)  Plazcab Service Limited - Canada (100%)

32. Townvest Inc. - Ontario (100%)

33. Manulife Reinsurance Corporation (U.S.A.) - Michigan (100%)
    (a) The Manufacturers Life Insurance Company (U.S.A.) - Michigan (100%)
    (b) Manulife Holding Corporation - Delaware (100%)
        i.   Manufacturers Life Mortgage Securities
                Corporation - Delaware (100%)
        ii.  Manulife Property Management of Washington, D.C., Inc.
                - Washington D.C. (100%)
        iii. Capital Design Corporation - California - (100%)
        iv.  ManEquity, Inc. - Colorado (100%)
        v.   Manulife Service Corporation - Colorado (100%)
        vi.  Succession Planning International Inc. - Wisconsin (100%)
    (c) The Manufacturers Life Insurance Company of America - Michigan (100%)
        i.   Manulife Series Fund, Inc. - Maryland (100%)
        ii.  Manufacturers Adviser Corporation - Colorado (100%)
    (d) Manulife Reinsurance Limited - Bermuda (100%)

34. The Manufacturers Investment Corporation - Michigan (100%)

35. Capitol Bankers Life Insurance Company - Minnesota (100%)

36. NAWL (North American Wood Logan Holding Company) - Delaware (85%)
    (a) Wood Logan Associates Inc. - Connecticut (100%)
        (i) Wood Logan Distributors - Connecticut (100%)
    (b) North American Security Life Insurance Company - Delaware (100%)
        (i) NASL Financial Services, Inc. - Massachusetts (100%)

        (ii) First North American Life Assurance Company - New York (100%)

37. Manulife (International) Reinsurance Limited - Bermuda (100%)
    (a)  Manulife (International) P&C Limited - Bermuda (100%)
    (b)  Manufacturers P&C Limited - Barbados (100%)

38. Manulife Financial Holdings Limited - Ontario (100%)
    (a)  742166 Ontario Inc. - Ontario (100%)
    (b)  Family Realty Firstcorp Limited - Ontario (100%)
    (c)  Thos. N. Shea Investment Corporation Limited - Ontario (100%)
    (d)  Manulife Bank of Canada - Canada (100%)

        i.  Manulife Securities International Ltd. - Canada (100%)

Item 26. Number of Holders of Securities

         As of September 30, 1996, the number of holders of the shares of beneficial interest of each class of each series of shares of the Registrant was as follows:

Title of Series                                  Number of Record Holders
---------------                                  ------------------------
                                             Class A        Class B     Class C

Global Growth Fund Shares of                  1,191          2,688        5,581
Beneficial Interes

Equity-Income Fund Shares of                  1,233          2,477        6,274
Beneficial Interest*

Growth and Income Fund Shares                   895          2,521        4,470
of Beneficial Interest

Strategic Income Fund Shares of                 621          1,321          789
Beneficial Interest

Balanced Fund Shares of                         470          1,076        4,494
Beneficial Interest**

Investment Quality Bond Fund                    522            375          431
Shares of Beneficial Interest

U.S. Government Securities Fund               2,879            914          892
Shares of Beneficial Interest

National Municipal Bond Fund                    139            131          133
Shares of Beneficial Interest

Money Market Fund Shares of                     717            230          665
Beneficial Interest

International Growth and Income                 453          1,334          901
Fund Shares of Beneficial Interest

Small/Mid Cap Fund Shares of
Beneficial Interest                             472            765          786

International Small Cap Fund Shares             270            465          485
of Beneficial Interest

Growth Equity Fund Shares of

Beneficial Interest                             275            352          415

 * Formerly the Value Equity Fund and previously the Growth Fund

** Formerly the Asset Allocation Fund

Item 27. Indemnification
         ---------------

         Sections 6.4 and 6.5 of the Agreement and Declaration of Trust of the Registrant provide that the Registrant shall indemnify each of its Trustees and officers against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and against all expenses, including but not limited to accountants and counsel fees, reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such trustee or officer may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a trustee or officer, except that indemnification shall not be provided if it shall have been finally adjudicated in a decision on the merits by the court or other body before which the proceeding was brought that such trustee or officer (i) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Registrant or (ii) is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

         Registrant has previously provided the undertaking set forth in Rule 481 under the Securities Act of 1933.

Item 28. Business and Other Connections of Investment Advise
         ---------------------------------------------------

         See "Management of the Fund" in the Prospectus and Statement of Additional Information and "Investment Management Arrangements" in the Statement of Additional Information for information regarding the business of the Adviser and each of the Subadvisers. For information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of the Adviser and each of the Subadvisers, reference is made to the respective Form ADV, as amended, filed under the Investment Advisers Act of 1940, each of which is herein incorporated by reference.

Item 29. Principal Underwriters
         ----------------------
a. NASL Financial Services, Inc. also acts a principal underwriter for NASL Variable Account, a separate account of North American Security Life Insurance Company, and as investment adviser of NASL Series Trust, the shares of which are the underlying investments of that separate account.

b.       Officers and Directors of Principal Underwriter


Name and Principal         Position and Offices      Offices with
Business Address           with Underwriter          Registrant
------------------         --------------------      ------------
Brian L. Moore *           Chairman & Director       Chairman

John D. DesPrez III**      Director

John G. Vrysen **          Vice President             Vice President

Richard C. Hirtle **       Vice President &          Vice President, Treasurer &
                           Treasurer                 Chief Financial Officer

James D. Gallagher**       Vice President,           Secretary
                           Secretary &
                           General Counsel

*        200 Bloor Street
         North Tower, 11th Floor
         Toronto, Ontario
         Canada M4W-1E5

**       116 Huntington Avenue
         Boston, MA 02116

c.       None.

Item 30. Location of Accounts and Records
         --------------------------------

         All accounts, books and other documents required to be maintained under
Section 31(a) of the Investment Company Act of 1940 are kept by NASL Financial Services, Inc., the Registrant's investment adviser, at its offices at 116 Huntington Avenue, Boston, Massachusetts 02116, by Oechsle International Advisors, L.P., the investment subadviser to the Global Government Bond Fund, at its offices at One International Place, Boston, Massachusetts 02110, by Wellington Management Company, the investment subadviser to the Growth and Income Fund and the Investment Quality Bond Fund at its offices at 75 State Street, Boston, Massachusetts 02109, by Salomon Brothers Asset Management Inc, the investment subadviser to the U.S. Government Securities Fund, Strategic Income Fund and National Municipal Bond Fund at its offices at 7 World Trade Center, New York, New York 10048, by Salomon Brothers Asset Management Limited, who provides certain advisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Income Fund at its offices at Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, by J.P. Morgan Investment Management Inc., the investment subadviser to the International Growth and Income Fund at its offices at 522 5th Avenue, New York, New York 10036, by Fred Alger Management, Inc., the investment adviser to the Small/Mid Cap Fund at its offices at 30 Montgomery Street, Jersey City, New Jersey 07302, by Founders Asset Management, Inc., the investment adviser to the International Small Cap, Worldwide Growth, Balanced and Growth Equity Fund at its offices at 2930 East Third Avenue, Denver, Colorado 80206, by T. Rowe Price Associates, Inc., the investment subadviser to the Blue Chip Growth, Science & Technology and Equity-Income Funds, at its offices at 100 East Pratt Street, Baltimore, MD 21202, by Rowe Price-Fleming International, Inc., the investment subadviser to the International Stock Fund, at its offices at 100 East Pratt Street, Baltimore, MD 21202, by Morgan Stanley Asset Management, Inc., the investment subadviser of the Global Equity Fund, at its offices at 1221 Avenue of the Americas, New York, New York 10020, by Miller Anderson & Sherrerd, LLP, the investment subadviser to the Value and High Yield Funds, at its offices at One Tower Bridge, Conshohocken PA 19428, by Warburg Pincus Counsellors, Inc., the investment subadviser to the Emerging Growth Trust, at its offices at 466 Lexington Avenue, New York, New York 10017-3147, by Pilgrim Baxter & Associates, Inc., the investment subadviser to the Pilgrim Baxter Growth Fund, at its offices at 355 Lexington Avenue, NewYork, New York, by Manufacturers Adviser Corporation, the investment subadviser to the Pacific Rim Emerging Markets, Common Stock, Real Estate Securities, Equity Index, Capital Growth Bond and Money Market Funds, at its offices at 200 Bloor Street East, Toronto, Ontario, Canada M4W lE5, by the Registrant at its principal business office located at 116 Huntington Avenue, Boston, Massachusetts 02116, or by State Street Bank and Trust Company, the custodian and transfer agent for the Registrant, at its offices at 225 Franklin Street, Boston, Massachusetts 02110.

Item 31.  Management Services
          -------------------

Not applicable.

Item 32. Undertakings

         Registrant hereby undertakes to file a post-effective amendment to the registration statement, using financial statements which need not be certified for the portfolios being added by this post-effective amendment, within four to six months after the effective date of this post-effective amendment.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant, North American Funds, has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 17 th day of October, 1996.

                                                NORTH AMERICAN FUNDS
                                                --------------------
                                                 (Registrant)

                                           By:  /s/ Joseph Scott
                                                -------------------------
                                                    Joseph Scott, President

Attest:

/s/ Kimberly Ciccarelli
------------------------
Kimberly Ciccarelli, Assistant Secretary

         Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities and on the date indicated.
*                     Trustee                            October 17, 1996
 ---------------------                                   ----------------------
Don B. Allen                                                     (Date)

*                     Trustee                            October 17, 1996
 --------------------                                    ----------------------
Charles L. Bardelis                                              (Date)

*                     Trustee                            October 17, 1996
 --------------------                                    ----------------------
Samuel Hoar                                                      (Date)

*                     Trustee and                        October 17, 1996
 --------------------                                    ----------------------
Brian L. Moore        Chairman                                   (Date)

*                     Trustee                            October 17, 1996
 --------------------                                    ----------------------
Robert J. Myers                                                  (Date)

*                     Vice President, Treasurer          October 17, 1996
 --------------------                                    ----------------------
Richard C. Hirtle     and Chief Financial Officer                (Date)
                      (Principal Financial and
                      Accounting Officer)

 /s/ Joseph Scott     President                          October 17, 1996
 --------------------                                    ----------------------
Joseph Scott          (Chief Executive Officer)                  (Date)


*By:     /s/ James D. Gallagher                          October 17, 1996
         ----------------------                          ----------------------
             James D. Gallagher                                  (Date)
             Attorney-in-Fact
             Pursuant to Powers
             of Attorney

                                 Exhibit Index
                                 -------------
                                                                 Page No.
                                                                 Where Exhibit
Exhibit No.                      Description                     Located
-----------                      -----------                     -------

(1)(f) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Small/Mid Cap Fund, dated February 28, 1996.

(1)(g) Establishment and Designation of Additional Series of Shares of Beneficial Interest - International Small Cap Fund dated February 28, 1996.

(1)(h) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Growth Equity Fund dated February 28, 1996.

(4)(l) Forms of Specimen Share Certificates, for the Value Fund, High Yield Fund, Blue Chip Growth Fund, International Stock Fund, Science & Technology Fund, Worldwide Growth Fund, Pacific Rim Emerging Markets Fund, Real Estate Securities Fund, Capital Growth Bond Fund, Equity Index Fund, Common Stock Fund, Emerging Growth Fund and Pilgrim Baxter Growth Fund, Class A, B and C.

(19)(d)   Powers of Attorney - Joseph Scott and Richard C. Hirtle.